                                                                    Exhibit 99.1

[LOGO OF BANC OF AMERICA SECURITIES]

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BY LTV BUCKET                    % OF TOTAL DEAL        AVG FICO        %<550 FICO         %FULL DOC          %NON OWNER
------------------------------   ---------------    ---------------   ---------------    ---------------    ---------------
<=50% LTV                                   3.89%               646             12.99%             99.59%              4.14%
50.01 - 60.00                               5.43                624             15.54             100.00               2.83
60.01 - 70.00                              13.85                606             20.68             100.00               4.36
70.01 - 80.00                              34.01                604             18.16             100.00               1.91
80.01 - 85.00                              11.38                607              4.01              99.96               0.17
85.01 - 90.00                              18.71                612              0.18              99.76               0.16
90.01 - 95.00                               7.05                637              0.00             100.00               0.00
95.01 - 100.00                              5.67                644              0.00              99.89               0.00
TOTAL:                                    100.00%               613             10.88%             99.93%              1.62%

AGGREGATE LOANS

FICO                             % OF TOTAL DEAL        AVG LTV           MAX LTV           % FULL DOC        % OWNER OCC
------------------------------   ---------------    ---------------   ---------------    ---------------    ---------------
0                                           0.25%             68.51             84.92             100.00%            100.00%
500 TO 519                                  1.56              68.66             79.96             100.00             100.00
520 TO 539                                  5.02              72.64             89.86             100.00              98.85
540 TO 559                                  7.06              70.42             89.83             100.00              98.33
560 TO 579                                 16.47              77.67             93.28              99.79              99.02
580 TO 599                                 14.34              79.60             94.94              99.94              98.15
600 TO 619                                 14.81              82.03            100.00              99.96              98.98
620 TO 639                                 12.87              83.12             99.94             100.00              98.12
640 TO 659                                  9.95              82.29             99.93              99.84              97.53
660 TO 679                                  6.71              82.92             99.93             100.00              98.33
680 TO 699                                  3.70              78.52            100.00              99.87              98.61
700 TO 719                                  2.01              76.88             99.93             100.00              97.60
720 TO 739                                  1.46              72.11             99.92             100.00              98.36
740 TO 759                                  1.19              68.94             99.92             100.00              97.87
760 TO 779                                  1.47              66.07             99.90             100.00              96.99
780 TO 799                                  0.80              62.45             99.78             100.00              95.99
800 TO 819                                  0.31              58.80             99.81             100.00              87.24
820 TO 839                                  0.01              79.35             79.35             100.00             100.00
TOTAL:                                    100.00%             78.54            100.00              99.93%             98.38%

FICO                                  % IO                WAC             MARGIN
------------------------------   ---------------    ---------------   ---------------
0                                           0.00              8.157%            5.855%
500 TO 519                                  0.00              8.832             6.844
520 TO 539                                  0.00              8.027             5.960
540 TO 559                                  0.00              7.182             5.130
560 TO 579                                  0.00              6.740             4.671
580 TO 599                                  0.00              6.718             4.569
600 TO 619                                  0.00              6.671             4.538
620 TO 639                                  0.00              6.559             4.512
640 TO 659                                  0.00              6.465             4.432
660 TO 679                                  0.00              6.294             4.254
680 TO 699                                  0.00              6.039             4.156
700 TO 719                                  0.00              5.784             4.114
720 TO 739                                  0.00              5.845             4.331
740 TO 759                                  0.00              5.705             4.306
760 TO 779                                  0.00              5.577             4.414
780 TO 799                                  0.00              5.561             4.852
800 TO 819                                  0.00              5.328             4.327
820 TO 839                                  0.00              5.990             6.500
TOTAL:                                      0.00              6.676%            4.711%

[LOGO OF BANC OF AMERICA SECURITIES]

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

WE NEED STRATS BROKEN OUT IN THIS FORMAT FOR TOTAL ARMS, TOTAL FIXED, TOTAL IO LOANS SEPERATELY
WE ALSO NEED THIS FOR THE TOTAL POOL COMBINED

ORIGINAL PRINCIPAL BALANCES OF MORTGAGE LOANS

ORIGINAL PRINCIPAL BALANCES OF MORTGAGE LOANS
TOTAL POOL

                                                                          % OF AGGREGATE
                                                                             PRINCIPAL
                                    NUMBER OF       AGGREGATE ORIGINAL     BALANCE AS OF       AVG CURRENT
RANGE ($)                             LOANS          PRINCIPAL BALANCE      CUT-OFF DATE         BALANCE         WA GROSS CPN
------------------------------   ---------------   --------------------   ---------------    ---------------   ---------------
0-25,000.00                                   60   $       1,351,012.92              0.11%   $     22,516.88             7.858%
25,000.01 - 50,000.00                        556          21,781,506.61              1.84          39,175.37             8.031
50,000.01 - 75,000.00                        681          43,043,783.93              3.63          63,206.73             7.829
75,000.01 - 100,000.00                     1,028          89,781,539.19              7.58          87,336.13             7.161
100,000.01 - 125,000.00                      952         107,195,510.80              9.05         112,600.33             7.023
125,000.01 - 150,000.00                      883         121,059,189.33             10.22         137,099.87             6.933
150,000.01 - 175,000.00                      768         124,398,001.73              10.5         161,976.56             6.694
175,000.01 - 200,000.00                      605         113,377,936.39              9.57         187,401.55             6.626
200,000.01 - 225,000.00                      464          98,395,707.16              8.31         212,059.71             6.593
225,000.01 - 250,000.00                      331          78,548,021.08              6.63         237,305.20              6.48
250,000.01 - 275,000.00                      287          75,093,014.69              6.34         261,648.13             6.396
275,000.01 - 300,000.00                      188          53,994,166.33              4.56         287,203.01             6.376
300,000.01 - 333,700.00                      224          70,991,993.10              5.99         316,928.54             6.287
333,700.01 - 350,000.00                       77          26,302,575.03              2.22         341,591.88             6.234
350,000.01 - 600,000.00                      341         142,635,135.36             12.04         418,284.85             6.105
600,000.01 -1,000,000.00                      24          16,349,614.88              1.38         681,233.95             6.223
TOTAL:                                     7,469   $   1,184,298,708.53            100.00%   $    158,561.88             6.676%

RANGE ($)                           WA COMBLTV          WA FICO
------------------------------   ---------------    ---------------
0-25,000.00                                60.44%               602
25,000.01 - 50,000.00                      73.09                594
50,000.01 - 75,000.00                      78.92                597
75,000.01 - 100,000.00                     78.74                603
100,000.01 - 125,000.00                    80.85                604
125,000.01 - 150,000.00                    79.97                608
150,000.01 - 175,000.00                    78.94                605
175,000.01 - 200,000.00                     78.6                608
200,000.01 - 225,000.00                    79.96                611
225,000.01 - 250,000.00                    78.52                615
250,000.01 - 275,000.00                    79.14                617
275,000.01 - 300,000.00                    78.65                619
300,000.01 - 333,700.00                    78.45                624
333,700.01 - 350,000.00                    78.33                625
350,000.01 - 600,000.00                    76.79                635
600,000.01 -1,000,000.00                   72.08                641
TOTAL:                                     78.70%               613

ORIGINAL PRINCIPAL BALANCES OF MORTGAGE LOANS
TOTAL ARMs


                                                                          % OF AGGREGATE
                                                                             PRINCIPAL
                                    NUMBER OF       AGGREGATE ORIGINAL     BALANCE AS OF       AVG CURRENT
RANGE ($)                             LOANS          PRINCIPAL BALANCE      CUT-OFF DATE         BALANCE         WA GROSS CPN
------------------------------   ---------------   --------------------   ---------------    ---------------   ---------------
0-25,000.00                                   24   $         538,580.26              0.06%   $     22,440.84             7.895%
25,000.01 - 50,000.00                        288          11,487,067.77              1.33          39,885.65             7.845
50,000.01 - 75,000.00                        442          28,116,049.46              3.24          63,610.97             7.775
75,000.01 - 100,000.00                       712          62,255,330.93              7.18          87,437.26             7.084
100,000.01 - 125,000.00                      750          84,466,235.86              9.75         112,621.65             7.006
125,000.01 - 150,000.00                      681          93,264,585.89             10.76         136,952.40             6.915
150,000.01 - 175,000.00                      585          94,725,724.13             10.93         161,924.31             6.692
175,000.01 - 200,000.00                      473          88,573,740.12             10.22         187,259.49             6.638
200,000.01 - 225,000.00                      359          76,055,473.36              8.77         211,853.69             6.601
225,000.01 - 250,000.00                      244          57,880,602.17              6.68         237,215.58             6.543
250,000.01 - 275,000.00                      208          54,472,354.36              6.28         261,886.32             6.409
275,000.01 - 300,000.00                      133          38,178,146.25              4.40         287,053.73             6.412
300,000.01 - 333,700.00                      168          53,205,257.87              6.14         316,697.96             6.397
333,700.01 - 350,000.00                       50          17,117,383.13              1.97         342,347.66             6.342
350,000.01 - 600,000.00                      225          95,347,000.71             11.00         423,764.45             6.182
600,000.01 -1,000,000.00                      16          11,076,797.93              1.28         692,299.87             6.076
TOTAL:                                     5,358   $     866,760,330.20            100.00%   $    161,769.38             6.683%

RANGE ($)                           WA COMBLTV          WA FICO
------------------------------   ---------------    ---------------
0-25,000.00                                63.48%               579
25,000.01 - 50,000.00                      76.24                585
50,000.01 - 75,000.00                      81.66                590
75,000.01 - 100,000.00                     81.17                597
100,000.01 - 125,000.00                    82.96                598
125,000.01 - 150,000.00                    82.72                603
150,000.01 - 175,000.00                    81.32                598
175,000.01 - 200,000.00                    81.15                599
200,000.01 - 225,000.00                    82.15                603
225,000.01 - 250,000.00                    81.33                601
250,000.01 - 275,000.00                    81.41                605
275,000.01 - 300,000.00                    81.47                607
300,000.01 - 333,700.00                     81.6                603
333,700.01 - 350,000.00                    82.51                607
350,000.01 - 600,000.00                    80.92                609
600,000.01 -1,000,000.00                   71.06                629
TOTAL:                                     81.49%               602

[LOGO OF BANC OF AMERICA SECURITIES]

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

ORIGINAL PRINCIPAL BALANCES OF MORTGAGE LOANS
TOTAL FIXEDs

                                                                          % OF AGGREGATE
                                                                             PRINCIPAL
                                    NUMBER OF       AGGREGATE ORIGINAL     BALANCE AS OF       AVG CURRENT
RANGE ($)                             LOANS          PRINCIPAL BALANCE      CUT-OFF DATE         BALANCE         WA GROSS CPN
------------------------------   ---------------   --------------------   ---------------    ---------------   ---------------
0-25,000.00                                   36   $         812,432.66              0.26%   $     22,567.57             7.834%
25,000.01 - 50,000.00                        268          10,294,438.84              3.24          38,412.09             8.238
50,000.01 - 75,000.00                        239          14,927,734.47              4.70          62,459.14             7.929
75,000.01 - 100,000.00                       316          27,526,208.26              8.67          87,108.25             7.336
100,000.01 - 125,000.00                      202          22,729,274.94              7.16         112,521.16             7.090
125,000.01 - 150,000.00                      202          27,794,603.44              8.75         137,597.05             6.993
150,000.01 - 175,000.00                      183          29,672,277.60              9.34         162,143.59             6.701
175,000.01 - 200,000.00                      132          24,804,196.27              7.81         187,910.58             6.580
200,000.01 - 225,000.00                      105          22,340,233.80              7.04         212,764.13             6.567
225,000.01 - 250,000.00                       87          20,667,418.91              6.51         237,556.54             6.305
250,000.01 - 275,000.00                       79          20,620,660.33              6.49         261,021.02             6.363
275,000.01 - 300,000.00                       55          15,816,020.08              4.98         287,564.00             6.290
300,000.01 - 333,700.00                       56          17,786,735.23              5.60         317,620.27             5.958
333,700.01 - 350,000.00                       27           9,185,191.90              2.89         340,192.29             6.034
350,000.01 - 600,000.00                      116          47,288,134.65             14.89         407,656.33             5.950
600,000.01 -1,000,000.00                       8   $       5,272,816.95              1.66    $    659,102.12             6.533
TOTAL:                                     2,111   $     317,538,378.33            100.00%   $    150,420.83             6.657%

RANGE ($)                           WA COMBLTV          WA FICO
------------------------------   ---------------    ---------------
0-25,000.00                                58.42%               617
25,000.01 - 50,000.00                      69.59                603
50,000.01 - 75,000.00                      73.77                609
75,000.01 - 100,000.00                     73.25                616
100,000.01 - 125,000.00                    72.98                626
125,000.01 - 150,000.00                    70.72                624
150,000.01 - 175,000.00                    71.34                630
175,000.01 - 200,000.00                    69.49                639
200,000.01 - 225,000.00                    72.49                640
225,000.01 - 250,000.00                    70.64                656
250,000.01 - 275,000.00                    73.15                650
275,000.01 - 300,000.00                    71.85                648
300,000.01 - 333,700.00                    69.04                687
333,700.01 - 350,000.00                    70.53                658
350,000.01 - 600,000.00                    68.46                685
600,000.01 -1,000,000.00                   74.23                665
TOTAL:                                     71.10%               644

[LOGO OF BANC OF AMERICA SECURITIES]

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

CURRENT PRINCIPAL BALANCES OF MORTGAGE LOANS AS OF CUTOFF DATE

CURRENT PRINCIPAL BALANCES OF MORTGAGE LOANS
TOTAL POOL

                                                                          % OF AGGREGATE
                                                   AGGREGATE PRINCIPAL       PRINCIPAL
                                    NUMBER OF         BALANCE AS OF        BALANCE AS OF       AVG CURRENT
RANGE ($)                             LOANS           CUT-OFF DATE          CUT-OFF DATE         BALANCE         WA GROSS CPN
------------------------------   ---------------   --------------------   ---------------    ---------------   ---------------
0-24,999.01                                   60   $       1,351,012.92              0.11%   $     22,516.88             7.858%
25,000.01 - 50,000.00                        559          21,931,261.14              1.85          39,233.03             8.037
50,000.01 - 75,000.00                        709          45,211,313.03              3.82          63,767.72             7.765
75,000.01 - 100,000.00                     1,002          87,935,129.01              7.43          87,759.61             7.172
100,000.01 - 125,000.00                      953         107,421,911.14              9.07         112,719.74             7.023
125,000.01 - 150,000.00                      889         122,083,801.32             10.31         137,327.11             6.927
150,000.01 - 175,000.00                      761         123,449,702.66             10.42         162,220.37             6.699
175,000.01 - 200,000.00                      604         113,278,351.69              9.57         187,546.94             6.621
200,000.01 - 225,000.00                      467          99,292,768.99              8.38         212,618.35             6.595
225,000.01 - 250,000.00                      326          77,474,125.27              6.54         237,650.69             6.470
250,000.01 - 275,000.00                      289          75,694,996.02              6.39         261,920.40             6.395
275,000.01 - 300,000.00                      190          54,691,653.57              4.62         287,850.81             6.381
300,000.01 - 333,700.00                      225          71,526,815.74              6.04         317,896.96             6.274
333,700.01 - 350,000.00                       72          24,667,932.01              2.08         342,610.17             6.269
350,000.01 - 600,000.00                      341         143,130,735.04             12.09         419,738.23             6.101
600,000.01 -1,000,000.00                      22          15,157,198.98              1.28         688,963.59             6.280
TOTAL:                                     7,469   $   1,184,298,708.53            100.00%   $    158,561.88             6.676%

RANGE ($)                           WA COMBLTV          WA FICO
------------------------------   ---------------    ---------------
0-24,999.01                                60.44%               602
25,000.01 - 50,000.00                      72.99                594
50,000.01 - 75,000.00                      78.41                598
75,000.01 - 100,000.00                     78.98                603
100,000.01 - 125,000.00                    80.83                604
125,000.01 - 150,000.00                    80.09                608
150,000.01 - 175,000.00                     78.9                605
175,000.01 - 200,000.00                     78.5                608
200,000.01 - 225,000.00                    80.09                611
225,000.01 - 250,000.00                    78.34                616
250,000.01 - 275,000.00                     79.3                617
275,000.01 - 300,000.00                    78.57                619
300,000.01 - 333,700.00                    78.21                624
333,700.01 - 350,000.00                    79.05                627
350,000.01 - 600,000.00                    76.74                635
600,000.01 -1,000,000.00                   71.99                635
TOTAL:                                     78.70%               613

CURRENT PRINCIPAL BALANCES OF MORTGAGE LOANS
TOTAL ARMs

                                                                          % OF AGGREGATE
                                                                             PRINCIPAL
                                    NUMBER OF       AGGREGATE ORIGINAL     BALANCE AS OF       AVG CURRENT
RANGE ($)                             LOANS          PRINCIPAL BALANCE      CUT-OFF DATE         BALANCE         WA GROSS CPN
------------------------------   ---------------   --------------------   ---------------    ---------------   ---------------
0-24,999.01                                   24   $         538,580.26              0.06%   $     22,440.84             7.895%
25,000.01 - 50,000.00                        289          11,536,954.89              1.33          39,920.26             7.841
50,000.01 - 75,000.00                        459          29,412,332.60              3.39          64,079.16             7.723
75,000.01 - 100,000.00                       696          61,083,199.45              7.05          87,763.22             7.094
100,000.01 - 125,000.00                      749          84,366,497.88              9.73         112,638.85             7.005
125,000.01 - 150,000.00                      691          94,762,213.34             10.93         137,137.79             6.907
150,000.01 - 175,000.00                      579          93,927,382.59             10.84         162,223.46             6.699
175,000.01 - 200,000.00                      470          88,074,253.01             10.16         187,392.03             6.632
200,000.01 - 225,000.00                      363          77,129,725.14              8.90         212,478.58             6.605
225,000.01 - 250,000.00                      238          56,532,250.79              6.52         237,530.47             6.541
250,000.01 - 275,000.00                      211          55,296,621.61              6.38         262,069.30             6.397
275,000.01 - 300,000.00                      133          38,253,192.68              4.41         287,617.99             6.425
300,000.01 - 333,700.00                      166          52,639,530.27              6.07         317,105.60             6.397
333,700.01 - 350,000.00                       50          17,133,247.06              1.98         342,664.94             6.358
350,000.01 - 600,000.00                      224          94,997,550.70             10.96         424,096.21             6.180
600,000.01 -1,000,000.00                      16          11,076,797.93              1.28         692,299.87             6.076
TOTAL:                                     5,358   $     866,760,330.20            100.00%   $    161,769.38             6.683%

RANGE ($)                           WA COMBLTV          WA FICO
------------------------------   ---------------    ---------------
0-24,999.01                                63.48%               579
25,000.01 - 50,000.00                      76.13                585
50,000.01 - 75,000.00                      81.31                591
75,000.01 - 100,000.00                     81.30                597
100,000.01 - 125,000.00                    82.96                598
125,000.01 - 150,000.00                    82.79                603
150,000.01 - 175,000.00                    81.29                597
175,000.01 - 200,000.00                    81.08                599
200,000.01 - 225,000.00                    82.27                603
225,000.01 - 250,000.00                    81.23                601
250,000.01 - 275,000.00                    81.46                606
275,000.01 - 300,000.00                    81.59                606
300,000.01 - 333,700.00                    81.38                603
333,700.01 - 350,000.00                    82.92                608
350,000.01 - 600,000.00                    80.89                609
600,000.01 -1,000,000.00                   71.06                629
TOTAL:                                     81.49%               602

[LOGO OF BANC OF AMERICA SECURITIES]

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

CURRENT PRINCIPAL BALANCES OF MORTGAGE LOANS
TOTAL FIXEDs

                                                                          % OF AGGREGATE
                                                                             PRINCIPAL
                                    NUMBER OF       AGGREGATE ORIGINAL     BALANCE AS OF       AVG CURRENT
RANGE ($)                             LOANS          PRINCIPAL BALANCE      CUT-OFF DATE         BALANCE         WA GROSS CPN
------------------------------   ---------------   --------------------   ---------------    ---------------   ---------------
0-24,999.01                                   36   $         812,432.66              0.26%   $     22,567.57             7.834%
25,000.01 - 50,000.00                        270          10,394,306.25              3.27          38,497.43             8.254
50,000.01 - 75,000.00                        250          15,798,980.43              4.98          63,195.92             7.842
75,000.01 - 100,000.00                       306          26,851,929.56              8.46          87,751.40             7.349
100,000.01 - 125,000.00                      204          23,055,413.26              7.26         113,016.73             7.091
125,000.01 - 150,000.00                      198          27,321,587.98              8.60         137,987.82             6.996
150,000.01 - 175,000.00                      182          29,522,320.07              9.30         162,210.55             6.700
175,000.01 - 200,000.00                      134          25,204,098.68              7.94         188,090.29             6.584
200,000.01 - 225,000.00                      104          22,163,043.85              6.98         213,106.19             6.557
225,000.01 - 250,000.00                       88          20,941,874.48              6.60         237,975.85             6.279
250,000.01 - 275,000.00                       78          20,398,374.41              6.42         261,517.62             6.390
275,000.01 - 300,000.00                       57          16,438,460.89              5.18         288,394.05             6.280
300,000.01 - 333,700.00                       59          18,887,285.47              5.95         320,123.48             5.932
333,700.01 - 350,000.00                       22           7,534,684.95              2.37         342,485.68             6.067
350,000.01 - 600,000.00                      117          48,133,184.34             15.16         411,394.74             5.946
600,000.01 -1,000,000.00                       6   $       4,080,401.05              1.29    $    680,066.84             6.835
TOTAL:                                     2,111   $     317,538,378.33            100.00%   $    150,420.83             6.657%

RANGE ($)                           WA COMBLTV          WA FICO
------------------------------   ---------------    ---------------
0-24,999.01                                58.42%               617
25,000.01 - 50,000.00                      69.50                603
50,000.01 - 75,000.00                      73.02                612
75,000.01 - 100,000.00                      73.7                615
100,000.01 - 125,000.00                    73.02                626
125,000.01 - 150,000.00                    70.73                623
150,000.01 - 175,000.00                    71.28                630
175,000.01 - 200,000.00                    69.48                640
200,000.01 - 225,000.00                    72.51                640
225,000.01 - 250,000.00                    70.53                658
250,000.01 - 275,000.00                    73.44                648
275,000.01 - 300,000.00                    71.55                648
300,000.01 - 333,700.00                    69.37                682
333,700.01 - 350,000.00                    70.25                670
350,000.01 - 600,000.00                    68.55                686
600,000.01 -1,000,000.00                   74.50                651
TOTAL:                                     71.10%               644

[LOGO OF BANC OF AMERICA SECURITIES]

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

CURRENT MORTGAGE RATES OF MORTGAGE LOANS

CURRENT MORTGAGE RATES OF MORTGAGE LOANS
TOTAL POOL

                                                                          % OF AGGREGATE
                                                   AGGREGATE PRINCIPAL       PRINCIPAL
                                    NUMBER OF         BALANCE AS OF        BALANCE AS OF       AVG CURRENT
MORTGAGE RATES (%)                    LOANS           CUT-OFF DATE          CUT-OFF DATE         BALANCE         WA GROSS CPN
------------------------------   ---------------   --------------------   ---------------    ---------------   ---------------
<= 4.999                                     165   $      40,371,717.91              3.41%   $    244,677.08             4.854%
5.000 - 5.499                                273          63,333,727.42              5.35         231,991.68             5.247
5.500 - 5.999                              1,147         237,257,841.03             20.03         206,850.78             5.774
6.000 - 6.499                                955         178,800,460.93             15.10         187,225.61             6.254
6.500 - 6.999                              1,794         293,601,337.79             24.79         163,657.38             6.747
7.000 - 7.499                                877         123,369,480.76             10.42         140,672.16             7.231
7.500 - 7.999                              1,144         142,805,041.53             12.06         124,829.58             7.718
8.000 - 8.499                                398          39,782,580.77              3.36          99,956.23             8.232
8.500 - 8.999                                401          41,321,666.36              3.49         103,046.55             8.730
9.000 - 9.499                                128          10,993,925.07              0.93          85,890.04             9.213
9.500 - 9.999                                119           8,700,345.03              0.73          73,112.14             9.725
10.000% TO 10.499%                            32           1,933,370.63              0.16          60,417.83            10.220
10.500% TO 10.999%                            29           1,664,707.22              0.14          57,403.70            10.594
11.000% TO 11.499%                             6             290,346.76              0.02          48,391.13            11.141
11.500% TO 11.999%                             1              72,159.32              0.01          72,159.32            11.650
TOTAL:                                     7,469   $   1,184,298,708.53            100.00%   $    158,561.88             6.676%

MORTGAGE RATES (%)                  WA COMBLTV          WA FICO
------------------------------   ---------------    ---------------
<= 4.999                                   65.95%               668
5.000 - 5.499                              68.22                661
5.500 - 5.999                              74.43                635
6.000 - 6.499                              78.52                620
6.500 - 6.999                              81.41                609
7.000 - 7.499                              84.17                601
7.500 - 7.999                              83.39                589
8.000 - 8.499                              81.62                574
8.500 - 8.999                              78.94                556
9.000 - 9.499                              78.02                546
9.500 - 9.999                              76.51                542
10.000% TO 10.499%                         75.67                525
10.500% TO 10.999%                         73.99                541
11.000% TO 11.499%                         71.63                530
11.500% TO 11.999%                         84.89                574
TOTAL:                                     78.70%               613

CURRENT MORTGAGE RATES OF MORTGAGE LOANS
TOTAL ARMs

                                                                          % OF AGGREGATE
                                                   AGGREGATE PRINCIPAL       PRINCIPAL
                                    NUMBER OF         BALANCE AS OF        BALANCE AS OF       AVG CURRENT
MORTGAGE RATES (%)                    LOANS           CUT-OFF DATE          CUT-OFF DATE         BALANCE         WA GROSS CPN
------------------------------   ---------------   --------------------   ---------------    ---------------   ---------------
<= 4.999                                     122   $      28,367,418.17              3.27%   $    232,519.82             4.860%
5.000 - 5.499                                199          41,906,579.31              4.83         210,585.83             5.260
5.500 - 5.999                                884         176,054,215.06             20.31         199,156.35             5.769
6.000 - 6.499                                713         133,511,378.15             15.40         187,252.98             6.257
6.500 - 6.999                              1,256         207,927,927.34             23.99         165,547.71             6.743
7.000 - 7.499                                648          96,264,360.67             11.11         148,556.11             7.228
7.500 - 7.999                                795         104,967,276.93             12.11         132,034.31             7.710
8.000 - 8.499                                285          31,005,597.67              3.58         108,791.57             8.228
8.500 - 8.999                                270          30,753,772.78              3.55         113,902.86             8.737
9.000 - 9.499                                 85           7,943,383.99              0.92          93,451.58             9.201
9.500 - 9.999                                 73           6,078,636.31              0.70          83,268.99             9.729
10.000% TO 10.499%                            19           1,364,827.75              0.16          71,833.04            10.208
10.500% TO 10.999%                             9             614,956.07              0.07          68,328.45            10.613
TOTAL:                                     5,358   $     866,760,330.20            100.00%   $    161,769.38             6.683%

MORTGAGE RATES (%)                  WA COMBLTV          WA FICO
------------------------------   ---------------    ---------------
<= 4.999                                   70.91%               637
5.000 - 5.499                              72.45                625
5.500 - 5.999                              77.26                616
6.000 - 6.499                              81.59                614
6.500 - 6.999                              84.87                603
7.000 - 7.499                              86.45                596
7.500 - 7.999                              85.06                582
8.000 - 8.499                              81.93                569
8.500 - 8.999                              78.59                546
9.000 - 9.499                              77.67                537
9.500 - 9.999                              76.92                535
10.000% TO 10.499%                         76.22                518
10.500% TO 10.999%                         74.92                530
TOTAL:                                     81.49%               602

[LOGO OF BANC OF AMERICA SECURITIES]

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

CURRENT MORTGAGE RATES OF MORTGAGE LOANS
TOTAL FIXEDs

                                                                          % OF AGGREGATE
                                                   AGGREGATE PRINCIPAL       PRINCIPAL
                                    NUMBER OF         BALANCE AS OF        BALANCE AS OF       AVG CURRENT
MORTGAGE RATES (%)                    LOANS           CUT-OFF DATE          CUT-OFF DATE         BALANCE         WA GROSS CPN
------------------------------   ---------------   --------------------   ---------------    ---------------   ---------------
4.500% TO 4.999%                              43   $      12,004,299.74              3.78%   $    279,169.76             4.840%
5.000% TO 5.499%                              74          21,427,148.11              6.75         289,556.06             5.221
5.500% TO 5.999%                             263          61,203,625.97             19.27         232,713.41             5.787
6.000% TO 6.499%                             242          45,289,082.78             14.26         187,144.97             6.245
6.500% TO 6.999%                             538          85,673,410.45             26.98         159,244.26             6.756
7.000% TO 7.499%                             229          27,105,120.09              8.54         118,362.97             7.239
7.500% TO 7.999%                             349          37,837,764.60             11.92         108,417.66             7.740
8.000% TO 8.499%                             113           8,776,983.10              2.76          77,672.42             8.246
8.500% TO 8.999%                             131          10,567,893.58              3.33          80,670.94             8.709
9.000% TO 9.499%                              43           3,050,541.08              0.96          70,942.82             9.245
9.500% TO 9.999%                              46   $       2,621,708.72              0.83    $     56,993.67             9.716
10.000% TO 10.499%                            13             568,542.88              0.18          43,734.07            10.249
10.500% TO 10.999%                            20           1,049,751.15              0.33          52,487.56            10.582
11.000% TO 11.499%                             6             290,346.76              0.09          48,391.13            11.141
11.500% TO 11.999%                             1              72,159.32              0.02          72,159.32            11.650
TOTAL:                                     2,111   $     317,538,378.33            100.00%   $    150,420.83             6.657%

MORTGAGE RATES (%)                  WA COMBLTV          WA FICO
------------------------------   ---------------    ---------------
4.500% TO 4.999%                           54.24%               740
5.000% TO 5.499%                           59.94                731
5.500% TO 5.999%                           66.28                690
6.000% TO 6.499%                           69.48                639
6.500% TO 6.999%                           73.04                623
7.000% TO 7.499%                           76.06                619
7.500% TO 7.999%                           78.77                608
8.000% TO 8.499%                           80.54                592
8.500% TO 8.999%                           79.96                585
9.000% TO 9.499%                           78.93                570
9.500% TO 9.999%                           75.55                560
10.000% TO 10.499%                         74.35                543
10.500% TO 10.999%                         73.45                546
11.000% TO 11.499%                         71.64                530
11.500% TO 11.999%                         84.89                574
TOTAL:                                     71.10%               644

[LOGO OF BANC OF AMERICA SECURITIES]

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

ORIGINAL TERM TO MATURITY OF MORTGAGE LOANS

ORIGINAL TERM TO MATURITY OF MORTGAGE LOANS
TOTAL POOL

                                                                          % OF AGGREGATE
                                                   AGGREGATE PRINCIPAL       PRINCIPAL
                                    NUMBER OF         BALANCE AS OF        BALANCE AS OF       AVG CURRENT
ORIGINAL TERM (MOS)                   LOANS          PRINCIPAL BALANCE      CUT-OFF DATE         BALANCE         WA GROSS CPN
------------------------------   ---------------   --------------------   ---------------    ---------------   ---------------
1 - 180                                      484   $      59,825,970.51              5.05%   $    123,607.38             6.582%
181 - 240                                     38           4,269,292.53              0.36         112,349.80             6.723
241 - 360                                  6,947       1,120,203,445.49             94.59         161,249.96             6.681
TOTAL:                                     7,469   $   1,184,298,708.53            100.00%   $    158,561.88             6.676%

ORIGINAL TERM (MOS)                 WA COMBLTV          WA FICO
------------------------------   ---------------    ---------------
1 - 180                                    68.52%               640
181 - 240                                  65.78                641
241 - 360                                  79.29                612
TOTAL:                                     78.70%               613

ORIGINAL TERM TO MATURITY OF MORTGAGE LOANS
TOTAL ARMs

                                                                          % OF AGGREGATE
                                                   AGGREGATE PRINCIPAL       PRINCIPAL
                                    NUMBER OF         BALANCE AS OF        BALANCE AS OF       AVG CURRENT
ORIGINAL TERM (MOS)                   LOANS           CUT-OFF DATE          CUT-OFF DATE         BALANCE         WA GROSS CPN
------------------------------   ---------------   --------------------   ---------------    ---------------   ---------------
241 - 360                                  5,358   $     866,760,330.20            100.00%   $    161,769.38             6.683%
TOTAL:                                     5,358   $     866,760,330.20            100.00%   $    161,769.38             6.683%

ORIGINAL TERM (MOS)                 WA COMBLTV          WA FICO
------------------------------   ---------------    ---------------
241 - 360                                  81.49%               602
TOTAL:                                     81.49%               602

ORIGINAL TERM TO MATURITY OF MORTGAGE LOANS
TOTAL FIXED

                                                                          % OF AGGREGATE
                                                   AGGREGATE PRINCIPAL       PRINCIPAL
                                    NUMBER OF         BALANCE AS OF        BALANCE AS OF       AVG CURRENT
ORIGINAL TERM (MOS)                   LOANS           CUT-OFF DATE          CUT-OFF DATE         BALANCE         WA GROSS CPN
------------------------------   ---------------   --------------------   ---------------    ---------------   ---------------
1 - 180                                      484   $      59,825,970.51             18.84%   $    123,607.38             6.582%
181 - 240                                     38           4,269,292.53              1.34         112,349.80             6.723
241 - 360                                  1,589         253,443,115.29             79.81         159,498.50             6.674
TOTAL:                                     2,111   $     317,538,378.33            100.00%   $    150,420.83             6.657%

ORIGINAL TERM (MOS)                 WA COMBLTV          WA FICO
------------------------------   ---------------    ---------------
1 - 180                                    68.52%               640
181 - 240                                  65.78                641
241 - 360                                  71.79                645
TOTAL:                                     71.10%               644

[LOGO OF BANC OF AMERICA SECURITIES]

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

STATED REMAINING TERM TO MATURITY OF MORTGAGE LOANS

STATED REMAINING TERM TO MATURITY OF MORTGAGE LOANS
TOTAL POOL

                                                                          % OF AGGREGATE
                                                   AGGREGATE PRINCIPAL       PRINCIPAL
                                    NUMBER OF         BALANCE AS OF        BALANCE AS OF       AVG CURRENT
REMAINING TERM (MOS)                  LOANS           CUT-OFF DATE          CUT-OFF DATE         BALANCE         WA GROSS CPN
------------------------------   ---------------   --------------------   ---------------    ---------------   ---------------
61 - 120                                      11   $         972,741.91              0.08%   $     88,431.08             6.318%
121 - 180                                    473          58,853,228.60              4.97         124,425.43             6.586
181 - 240                                     38           4,269,292.53              0.36         112,349.80             6.723
241 - 300                                     11           1,861,666.72              0.16         169,242.43             6.753
301 - 360                                  6,936       1,118,341,778.77             94.43         161,237.28             6.681
TOTAL:                                     7,469   $   1,184,298,708.53            100.00%   $    158,561.88             6.676%

REMAINING TERM (MOS)                WA COMBLTV          WA FICO
------------------------------   ---------------    ---------------
61 - 120                                   58.15%               664
121 - 180                                  68.69                639
181 - 240                                  65.78                641
241 - 300                                  72.55                662
301 - 360                                   79.3                611
TOTAL:                                     78.70%               613

STATED REMAINING TERM TO MATURITY OF MORTGAGE LOANS
TOTAL ARMs

                                                                          % OF AGGREGATE
                                                   AGGREGATE PRINCIPAL       PRINCIPAL
                                    NUMBER OF         BALANCE AS OF        BALANCE AS OF       AVG CURRENT
REMAINING TERM (MOS)                  LOANS           CUT-OFF DATE          CUT-OFF DATE         BALANCE         WA GROSS CPN
------------------------------   ---------------   --------------------   ---------------    ---------------   ---------------
301 - 360                                  5,358   $     866,760,330.20            100.00%   $    161,769.38             6.683%
TOTAL:                                     5,358   $     866,760,330.20            100.00%   $    161,769.38             6.683%

REMAINING TERM (MOS)                WA COMBLTV          WA FICO
------------------------------   ---------------    ---------------
301 - 360                                  81.49%               602
TOTAL:                                     81.49%               602

STATED REMAINING TERM TO MATURITY OF MORTGAGE LOANS
TOTAL FIXEDs

                                                                          % OF AGGREGATE
                                                   AGGREGATE PRINCIPAL       PRINCIPAL
                                    NUMBER OF         BALANCE AS OF        BALANCE AS OF       AVG CURRENT
REMAINING TERM (MOS)                  LOANS           CUT-OFF DATE          CUT-OFF DATE         BALANCE         WA GROSS CPN
------------------------------   ---------------   --------------------   ---------------    ---------------   ---------------
61 - 120                                      11   $         972,741.91              0.31%   $     88,431.08             6.318%
121 - 180                                    473          58,853,228.60             18.53         124,425.43             6.586
181 - 240                                     38           4,269,292.53              1.34         112,349.80             6.723
241 - 300                                     11   $       1,861,666.72              0.59    $    169,242.43             6.753
301 - 360                                  1,578         251,581,448.57             79.23         159,430.58             6.673
TOTAL:                                     2,111   $     317,538,378.33            100.00%   $    150,420.83             6.657%

REMAINING TERM (MOS)                WA COMBLTV          WA FICO
------------------------------   ---------------    ---------------
61 - 120                                   58.15%               664
121 - 180                                  68.69                639
181 - 240                                  65.78                641
241 - 300                                  72.55                662
301 - 360                                  71.79                645
TOTAL:                                     71.10%               644

[LOGO OF BANC OF AMERICA SECURITIES]

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

MORTGAGE INSURANCE

MORTGAGE INSURANCE - TOTAL POOL

                                                                          % OF AGGREGATE
                                                   AGGREGATE PRINCIPAL       PRINCIPAL
                                    NUMBER OF         BALANCE AS OF        BALANCE AS OF       AVG CURRENT
MORTGAGE INSURANCE                    LOANS           CUT-OFF DATE          CUT-OFF DATE         BALANCE         WA GROSS CPN
------------------------------   ---------------   --------------------   ---------------    ---------------   ---------------
NO                                         4,246   $     677,095,022.08             57.17%   $    159,466.56             6.491%
YES                                        3,223         507,203,686.45             42.83    $    157,370.05             6.924
TOTAL:                                     7,469   $   1,184,298,708.53            100.00%   $    158,561.88             6.676%

MORTGAGE INSURANCE                  WA COMBLTV          WA FICO
------------------------------   ---------------    ---------------
NO                                         70.14%               609
YES                                        90.13                619
TOTAL:                                     78.70%               613

MORTGAGE INSURANCE - TOTAL ARMs

                                                                          % OF AGGREGATE
                                                   AGGREGATE PRINCIPAL       PRINCIPAL
                                    NUMBER OF         BALANCE AS OF        BALANCE AS OF       AVG CURRENT
MORTGAGE INSURANCE                    LOANS           CUT-OFF DATE          CUT-OFF DATE         BALANCE         WA GROSS CPN
------------------------------   ---------------   --------------------   ---------------    ---------------   ---------------
NO                                         2,611   $     424,844,021.76             49.02%   $    162,713.15             6.507%
YES                                        2,747         441,916,308.44             50.98    $    160,872.34             6.853
TOTAL:                                     5,358   $     866,760,330.20            100.00%   $    161,769.38             6.683%

MORTGAGE INSURANCE                  WA COMBLTV          WA FICO
------------------------------   ---------------    ---------------
NO                                         72.13%               586
YES                                        90.48                617
TOTAL:                                     81.49%               602

MORTGAGE INSURANCE - TOTAL FIXEDs

                                                                          % OF AGGREGATE
                                                   AGGREGATE PRINCIPAL       PRINCIPAL
                                    NUMBER OF         BALANCE AS OF        BALANCE AS OF       AVG CURRENT
MORTGAGE INSURANCE                    LOANS           CUT-OFF DATE          CUT-OFF DATE         BALANCE         WA GROSS CPN
------------------------------   ---------------   --------------------   ---------------    ---------------   ---------------
NO                                         1,635   $     252,251,000.32             79.44%   $    154,281.96             6.465%
YES                                          476          65,287,378.01             20.56    $    137,158.36             7.400
TOTAL:                                     2,111   $     317,538,378.33            100.00%   $    150,420.83             6.657%

MORTGAGE INSURANCE                  WA COMBLTV          WA FICO
------------------------------   ---------------    ---------------
NO                                         66.78%               647
YES                                        87.77                632
TOTAL:                                     71.10%               644

LIEN POSITION - TOTAL POOL

                                                                          % OF AGGREGATE
                                                   AGGREGATE PRINCIPAL       PRINCIPAL
                                    NUMBER OF         BALANCE AS OF        BALANCE AS OF       AVG CURRENT
LIEN                                  LOANS           CUT-OFF DATE          CUT-OFF DATE         BALANCE         WA GROSS CPN
------------------------------   ---------------   --------------------   ---------------    ---------------   ---------------
1                                          7,469   $   1,184,298,708.53            100.00%   $    158,561.88             6.676%
TOTAL:                                     7,469   $   1,184,298,708.53            100.00%   $    158,561.88             6.676%

LIEN                                WA COMBLTV          WA FICO
------------------------------   ---------------    ---------------
1                                          78.70%               613
TOTAL:                                     78.70%               613


LIEN POSITION - TOTAL ARMs

                                                                          % OF AGGREGATE
                                                   AGGREGATE PRINCIPAL       PRINCIPAL
                                    NUMBER OF         BALANCE AS OF        BALANCE AS OF       AVG CURRENT
LIEN                                  LOANS           CUT-OFF DATE          CUT-OFF DATE         BALANCE         WA GROSS CPN
------------------------------   ---------------   --------------------   ---------------    ---------------   ---------------
1                                          5,358   $     866,760,330.20            100.00%   $    161,769.38             6.683%
TOTAL:                                     5,358   $     866,760,330.20            100.00%   $    161,769.38             6.683%

LIEN                                WA COMBLTV          WA FICO
------------------------------   ---------------    ---------------
1                                          81.49%               602
TOTAL:                                     81.49%               602

LIEN POSITION - TOTAL FIXEDs

                                                                          % OF AGGREGATE
                                                   AGGREGATE PRINCIPAL       PRINCIPAL
                                    NUMBER OF         BALANCE AS OF        BALANCE AS OF       AVG CURRENT
LIEN                                  LOANS           CUT-OFF DATE          CUT-OFF DATE         BALANCE         WA GROSS CPN
------------------------------   ---------------   --------------------   ---------------    ---------------   ---------------
1                                          2,111   $     317,538,378.33            100.00%   $    150,420.83             6.657%
TOTAL:                                     2,111   $     317,538,378.33            100.00%   $    150,420.83             6.657%

LIEN                                WA COMBLTV          WA FICO
------------------------------   ---------------    ---------------
1                                          71.10%               644
TOTAL:                                     71.10%               644

[LOGO OF BANC OF AMERICA SECURITIES]

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

SEASONING - TOTAL POOL

                                                                          % OF AGGREGATE
                                                   AGGREGATE PRINCIPAL       PRINCIPAL
                                    NUMBER OF         BALANCE AS OF        BALANCE AS OF       AVG CURRENT
SEASONING(MOS)                        LOANS           CUT-OFF DATE          CUT-OFF DATE         BALANCE         WA GROSS CPN
------------------------------   ---------------   --------------------   ---------------    ---------------   ---------------
1 - 3                                      5,982         945,254,745.38             79.82%        158,016.51             6.668%
4 - 6                                      1,106         168,834,140.59             14.26         152,652.93             6.872
7 - 9                                        334          59,431,201.76              5.02         177,937.73             6.391
10 - 12                                       43           9,703,757.30              0.82         225,668.77             5.876
13 - 15                                        4           1,074,863.50              0.09         268,715.88             6.222
TOTAL:                                     7,469   $   1,184,298,708.53            100.00%   $    158,561.88             6.676%

SEASONING(MOS)                      WA COMBLTV          WA FICO
------------------------------   ---------------    ---------------
1 - 3                                      79.61%               607
4 - 6                                      76.83                624
7 - 9                                      70.52                668
10 - 12                                    73.85                667
13 - 15                                    73.32                688
TOTAL:                                     78.70%               613

SEASONING - TOTAL ARMs

                                                                          % OF AGGREGATE
                                                   AGGREGATE PRINCIPAL       PRINCIPAL
                                    NUMBER OF         BALANCE AS OF        BALANCE AS OF       AVG CURRENT
SEASONING(MOS)                        LOANS           CUT-OFF DATE          CUT-OFF DATE         BALANCE         WA GROSS CPN
------------------------------   ---------------   --------------------   ---------------    ---------------   ---------------
1 - 3                                      4,556         746,158,499.40             86.09%        163,774.91             6.620%
4 - 6                                        645          98,766,983.22             11.39         153,127.11             7.030
7 - 9                                        135          18,862,051.19              2.18         139,718.90             7.368
10 - 12                                       22           2,972,796.39              0.34         135,127.11             6.745
TOTAL:                                     5,358   $     866,760,330.20            100.00%   $    161,769.38             6.683%

SEASONING(MOS)                      WA COMBLTV          WA FICO
------------------------------   ---------------    ---------------
1 - 3                                      81.54%               601
4 - 6                                      81.37                603
7 - 9                                      80.62                607
10 - 12                                    77.22                598
TOTAL:                                     81.49%               602

SEASONING - TOTAL FIXEDs

                                                                          % OF AGGREGATE
                                                   AGGREGATE PRINCIPAL       PRINCIPAL
                                    NUMBER OF         BALANCE AS OF        BALANCE AS OF       AVG CURRENT
SEASONING(MOS)                        LOANS           CUT-OFF DATE          CUT-OFF DATE         BALANCE         WA GROSS CPN
------------------------------   ---------------   --------------------   ---------------    ---------------   ---------------
1 - 3                                      1,426         199,096,245.98             62.70%        139,618.69             6.849%
4 - 6                                        461          70,067,157.37             22.07         151,989.50             6.649
7 - 9                                        199          40,569,150.57             12.78         203,865.08             5.937
10 - 12                                       21           6,730,960.91              2.12         320,521.95             5.492
13 - 15                                        4           1,074,863.50              0.34         268,715.88             6.222
TOTAL:                                     2,111   $     317,538,378.33            100.00%   $    150,420.83             6.657%

SEASONING(MOS)                      WA COMBLTV          WA FICO
------------------------------   ---------------    ---------------
1 - 3                                      72.35%               628
4 - 6                                      70.42                654
7 - 9                                      65.82                696
10 - 12                                    72.37                698
13 - 15                                    73.32                688
TOTAL:                                     71.10%               644

[LOGO OF BANC OF AMERICA SECURITIES]

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

COMBINED LOAN-TO-VALUE RATIOS OF MORTGAGE LOANS

COMBINED LOAN-TO-VALUE RATIOS OF MORTGAGE LOANS
TOTAL POOL

                                                                          % OF AGGREGATE
                                                   AGGREGATE PRINCIPAL       PRINCIPAL
                                    NUMBER OF         BALANCE AS OF        BALANCE AS OF       AVG CURRENT
COMBINED LTVS                         LOANS           CUT-OFF DATE          CUT-OFF DATE         BALANCE         WA GROSS CPN
------------------------------   ---------------   --------------------   ---------------    ---------------   ---------------
0.01 - 25.00                                  23   $       2,010,771.78              0.17%   $     87,424.86             6.407%
25.01 - 30.00                                 25           2,302,343.27              0.19          92,093.73             6.278
30.01 - 35.00                                 42           4,966,738.39              0.42         118,255.68             6.198
35.01 - 40.00                                 55           6,678,346.35              0.56         121,424.48             6.201
40.01 - 45.00                                 85          11,400,292.48              0.96         134,121.09             6.191
45.01 - 50.00                                133          18,735,754.45              1.58         140,870.33             6.053
50.01 - 55.00                                175          28,901,411.30              2.44         165,150.92             6.147
55.01 - 60.00                                232          34,934,692.58              2.95         150,580.57             6.308
60.01 - 65.00                                381          65,976,671.64              5.57         173,167.12             6.252
65.01 - 70.00                                594          98,528,371.13              8.32         165,872.68             6.495
70.01 - 75.00                                827         130,767,064.36             11.04         158,122.21             6.613
75.01 - 80.00                              1,676         272,066,052.02             22.97         162,330.58             6.608
80.01 - 85.00                                814         134,616,211.94             11.37         165,376.18             6.743
85.01 - 90.00                              1,393         221,790,160.89             18.73         159,217.63             6.918
90.01 - 95.00                                545          83,471,616.75              7.05         153,158.93             7.005
95.01 - 100.00                               469          67,152,209.20              5.67         143,181.68             7.202
TOTAL:                                     7,469   $   1,184,298,708.53            100.00%   $    158,561.88             6.676%

COMBINED LTVS                       WA COMBLTV          WA FICO
------------------------------   ---------------    ---------------
0.01 - 25.00                               19.53%               667
25.01 - 30.00                              28.15                669
30.01 - 35.00                              32.91                688
35.01 - 40.00                              37.66                636
40.01 - 45.00                              42.95                639
45.01 - 50.00                              47.57                637
50.01 - 55.00                              52.83                638
55.01 - 60.00                              57.82                611
60.01 - 65.00                              62.88                618
65.01 - 70.00                              68.30                598
70.01 - 75.00                              73.70                597
75.01 - 80.00                              79.17                607
80.01 - 85.00                              84.13                607
85.01 - 90.00                              89.31                612
90.01 - 95.00                              94.41                637
95.01 - 100.00                             99.64                644
TOTAL:                                     78.70%               613

COMBINED LOAN-TO-VALUE RATIOS OF MORTGAGE LOANS
TOTAL ARMs

                                                                          % OF AGGREGATE
                                                   AGGREGATE PRINCIPAL       PRINCIPAL
                                    NUMBER OF         BALANCE AS OF        BALANCE AS OF       AVG CURRENT
COMBINED LTVS                         LOANS           CUT-OFF DATE          CUT-OFF DATE         BALANCE         WA GROSS CPN
------------------------------   ---------------   --------------------   ---------------    ---------------   ---------------
0.01 - 25.00                                   8   $         556,225.44              0.06%   $     69,528.18             6.825%
25.01 - 30.00                                 11             985,213.22              0.11          89,564.84             6.429
30.01 - 35.00                                 12             908,702.49               0.1          75,725.21             7.235
35.01 - 40.00                                 19           1,852,550.76              0.21          97,502.67             6.606
40.01 - 45.00                                 37           4,701,614.74              0.54         127,070.67             6.406
45.01 - 50.00                                 56           7,395,589.63              0.85         132,064.10             6.173
50.01 - 55.00                                 80          12,549,728.12              1.45         156,871.60             6.231
55.01 - 60.00                                122          18,549,594.70              2.14         152,045.86             6.223
60.01 - 65.00                                198          35,284,386.02              4.07         178,203.97             6.353
65.01 - 70.00                                364          61,159,345.67              7.06         168,020.18             6.465
70.01 - 75.00                                517          82,628,942.49              9.53         159,823.87             6.618
75.01 - 80.00                              1,188         198,346,429.28             22.88         166,958.27             6.555
80.01 - 85.00                                629         106,503,765.15             12.29         169,322.36             6.652
85.01 - 90.00                              1,187         193,822,823.22             22.36         163,287.97             6.832
90.01 - 95.00                                483          76,300,430.74               8.8         157,971.91             6.918
95.01 - 100.00                               447          65,214,988.53              7.52         145,894.83             7.170
TOTAL:                                     5,358   $     866,760,330.20            100.00%   $    161,769.38             6.683%

COMBINED LTVS                       WA COMBLTV          WA FICO
------------------------------   ---------------    ---------------
0.01 - 25.00                               21.95%               596
25.01 - 30.00                              28.51                608
30.01 - 35.00                              32.14                557
35.01 - 40.00                              37.69                569
40.01 - 45.00                              43.22                590
45.01 - 50.00                              47.97                583
50.01 - 55.00                              52.75                588
55.01 - 60.00                              57.87                580
60.01 - 65.00                              62.97                583
65.01 - 70.00                               68.4                576
70.01 - 75.00                               73.8                576
75.01 - 80.00                              79.21                595
80.01 - 85.00                              84.17                600
85.01 - 90.00                              89.34                609
90.01 - 95.00                               94.4                636
95.01 - 100.00                             99.64                643
TOTAL:                                     81.49%               602

[LOGO OF BANC OF AMERICA SECURITIES]

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

COMBINED LOAN-TO-VALUE RATIOS OF MORTGAGE LOANS
TOTAL FIXEDs

                                                                          % OF AGGREGATE
                                                   AGGREGATE PRINCIPAL       PRINCIPAL
                                    NUMBER OF         BALANCE AS OF        BALANCE AS OF       AVG CURRENT
COMBINED LTVS                         LOANS           CUT-OFF DATE          CUT-OFF DATE         BALANCE         WA GROSS CPN
------------------------------   ---------------   --------------------   ---------------    ---------------   ---------------
0.01 - 25.00                                  15   $       1,454,546.34              0.46%   $     96,969.76             6.247%
25.01 - 30.00                                 14           1,317,130.05              0.41          94,080.72             6.166
30.01 - 35.00                                 30           4,058,035.90              1.28         135,267.86             5.965
35.01 - 40.00                                 36           4,825,795.59              1.52         134,049.88             6.045
40.01 - 45.00                                 48           6,698,677.74              2.11         139,555.79             6.040
45.01 - 50.00                                 77          11,340,164.82              3.57         147,274.87             5.974
50.01 - 55.00                                 95          16,351,683.18              5.15         172,122.98             6.082
55.01 - 60.00                                110          16,385,097.88              5.16         148,955.44             6.404
60.01 - 65.00                                183          30,692,285.62              9.67         167,717.41             6.137
65.01 - 70.00                                230          37,369,025.46             11.77         162,474.02             6.544
70.01 - 75.00                                310          48,138,121.87             15.16         155,284.26             6.606
75.01 - 80.00                                488          73,719,622.74             23.22         151,064.80             6.751
80.01 - 85.00                                185          28,112,446.79              8.85         151,959.17             7.089
85.01 - 90.00                                206          27,967,337.67              8.81         135,763.78             7.510
90.01 - 95.00                                 62           7,171,186.01              2.26         115,664.29             7.931
95.01 - 100.00                                22           1,937,220.67              0.61          88,055.49             8.286
TOTAL:                                     2,111   $     317,538,378.33            100.00%   $    150,420.83             6.657%

COMBINED LTVS                       WA COMBLTV          WA FICO
------------------------------   ---------------    ---------------
0.01 - 25.00                               18.61%               693
25.01 - 30.00                              27.89                715
30.01 - 35.00                              33.08                714
35.01 - 40.00                              37.64                661
40.01 - 45.00                              42.77                674
45.01 - 50.00                              47.31                671
50.01 - 55.00                              52.89                677
55.01 - 60.00                              57.76                645
60.01 - 65.00                              62.77                659
65.01 - 70.00                              68.13                635
70.01 - 75.00                              73.52                634
75.01 - 80.00                              79.05                638
80.01 - 85.00                              83.95                630
85.01 - 90.00                              89.09                630
90.01 - 95.00                              94.48                647
95.01 - 100.00                              99.6                660
TOTAL:                                     71.10%               644

[LOGO OF BANC OF AMERICA SECURITIES]

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

OWNER OCCUPANCY OF MORTGAGE LOANS

OWNER OCCUPANCY OF MORTGAGE LOANS
TOTAL POOL

                                                                          % OF AGGREGATE
                                                   AGGREGATE PRINCIPAL       PRINCIPAL
                                    NUMBER OF         BALANCE AS OF        BALANCE AS OF       AVG CURRENT
OWNER OCCUPANCY                       LOANS           CUT-OFF DATE          CUT-OFF DATE         BALANCE         WA GROSS CPN
------------------------------   ---------------   --------------------   ---------------    ---------------   ---------------
OWNER                                      7,244   $   1,165,129,167.29             98.38%   $    160,840.58             6.675%
INVESTMENT                                   206          17,050,924.79              1.44          82,771.48             6.801
SECOND HOME                                   19           2,118,616.45              0.18         111,506.13             6.590
TOTAL:                                     7,469   $   1,184,298,708.53            100.00%   $    158,561.88             6.676%

OWNER OCCUPANCY                     WA COMBLTV          WA FICO
------------------------------   ---------------    ---------------
OWNER                                      78.88%               613
INVESTMENT                                 67.39                632
SECOND HOME                                73.30                611
TOTAL:                                     78.70%               613

OWNER OCCUPANCY OF MORTGAGE LOANS
TOTAL ARMs

                                                                          % OF AGGREGATE
                                                   AGGREGATE PRINCIPAL       PRINCIPAL
                                    NUMBER OF         BALANCE AS OF        BALANCE AS OF       AVG CURRENT
OWNER OCCUPANCY                       LOANS           CUT-OFF DATE          CUT-OFF DATE         BALANCE         WA GROSS CPN
------------------------------   ---------------   --------------------   ---------------    ---------------   ---------------
OWNER                                      5,229   $     855,338,923.69             98.68%   $    163,576.00             6.686%
INVESTMENT                                   112           9,432,507.73              1.09          84,218.82             6.517
SECOND HOME                                   17           1,988,898.78              0.23         116,994.05             6.497
TOTAL:                                     5,358   $     866,760,330.20            100.00%   $    161,769.38             6.683%

OWNER OCCUPANCY                     WA COMBLTV          WA FICO
------------------------------   ---------------    ---------------
OWNER                                      81.66%               602
INVESTMENT                                 66.69                616
SECOND HOME                                75.48                611
TOTAL:                                     81.49%               602

OWNER OCCUPANCY OF MORTGAGE LOANS
TOTAL FIXEDs

                                                                          % OF AGGREGATE
                                                   AGGREGATE PRINCIPAL       PRINCIPAL
                                    NUMBER OF         BALANCE AS OF        BALANCE AS OF       AVG CURRENT
OWNER OCCUPANCY                       LOANS           CUT-OFF DATE          CUT-OFF DATE         BALANCE         WA GROSS CPN
------------------------------   ---------------   --------------------   ---------------    ---------------   ---------------
OWNER                                      2,015   $     309,790,243.60             97.56%   $    153,742.06             6.645%
INVESTMENT                                    94           7,618,417.06              2.40          81,046.99             7.152
SECOND HOME                                    2             129,717.67              0.04          64,858.84             8.017
TOTAL:                                     2,111   $     317,538,378.33            100.00%   $    150,420.83             6.657%

OWNER OCCUPANCY                     WA COMBLTV          WA FICO
------------------------------   ---------------    ---------------
OWNER                                      71.18%               644
INVESTMENT                                 68.24                653
SECOND HOME                                39.75                614
TOTAL:                                     71.10%               644

[LOGO OF BANC OF AMERICA SECURITIES]

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

PROPERTY TYPE OF MORTGAGE LOANS

PROPERTY TYPE OF MORTGAGE LOANS
TOTAL POOL

                                                                          % OF AGGREGATE
                                                   AGGREGATE PRINCIPAL       PRINCIPAL
                                    NUMBER OF         BALANCE AS OF        BALANCE AS OF       AVG CURRENT
PROPERTY TYPES                        LOANS           CUT-OFF DATE          CUT-OFF DATE         BALANCE         WA GROSS CPN
------------------------------   ---------------   --------------------   ---------------    ---------------   ---------------
SFR                                        6,787   $   1,063,176,352.61             89.77%   $    156,648.94             6.692%
PLANNED UNIT DEVELOPMENT                     110          21,606,036.78              1.82         196,418.52             6.530
LOW RISE CONDOMINIUM                         254          41,699,992.96              3.52         164,173.20             6.508
UNITS 2-4                                    302          55,224,303.31              4.66         182,861.93             6.577
HIGH RISE CONDOMINIUM                         15           2,488,267.72              0.21         165,884.51             6.343
TOWNHOME                                       1             103,755.15              0.01         103,755.15             7.250
TOTAL:                                     7,469   $   1,184,298,708.53            100.00%   $    158,561.88             6.676%

PROPERTY TYPES                      WA COMBLTV          WA FICO
------------------------------   ---------------    ---------------
SFR                                        79.02%               612
PLANNED UNIT DEVELOPMENT                   73.85                630
LOW RISE CONDOMINIUM                       80.03                620
UNITS 2-4                                  74.06                613
HIGH RISE CONDOMINIUM                      63.62                635
TOWNHOME                                   88.68                570
TOTAL:                                     78.70%               613

PROPERTY TYPE OF MORTGAGE LOANS
TOTAL ARMs

                                                                          % OF AGGREGATE
                                                   AGGREGATE PRINCIPAL       PRINCIPAL
                                    NUMBER OF         BALANCE AS OF        BALANCE AS OF       AVG CURRENT
PROPERTY TYPES                        LOANS           CUT-OFF DATE          CUT-OFF DATE         BALANCE         WA GROSS CPN
------------------------------   ---------------   --------------------   ---------------    ---------------   ---------------
SFR                                        4,890   $     785,367,310.91             90.61%   $    160,606.81             6.696%
PLANNED UNIT DEVELOPMENT                      67          11,670,229.29              1.35         174,182.53             6.810
LOW RISE CONDOMINIUM                         193          31,167,253.46              3.60         161,488.36             6.560
UNITS 2-4                                    196          36,766,982.49              4.24         187,586.65             6.476
HIGH RISE CONDOMINIUM                         11           1,684,798.90              0.19         153,163.54             6.698
TOWNHOME                                       1             103,755.15              0.01         103,755.15             7.250
TOTAL:                                     5,358   $     866,760,330.20            100.00%   $    161,769.38             6.683%

PROPERTY TYPES                      WA COMBLTV          WA FICO
------------------------------   ---------------    ---------------
SFR                                        81.68%               601
PLANNED UNIT DEVELOPMENT                   80.03                601
LOW RISE CONDOMINIUM                       82.86                604
UNITS 2-4                                  77.29                608
HIGH RISE CONDOMINIUM                      68.65                611
TOWNHOME                                   88.68                570
TOTAL:                                     81.49%               602

PROPERTY TYPE OF MORTGAGE LOANS
TOTAL FIXEDs

                                                                          % OF AGGREGATE
                                                   AGGREGATE PRINCIPAL       PRINCIPAL
                                    NUMBER OF         BALANCE AS OF        BALANCE AS OF       AVG CURRENT
PROPERTY TYPES                        LOANS           CUT-OFF DATE          CUT-OFF DATE         BALANCE         WA GROSS CPN
------------------------------   ---------------   --------------------   ---------------    ---------------   ---------------
SFR                                        1,897   $     277,809,041.70             87.49%   $    146,446.52             6.680%
UNITS 2-4                                    106          18,457,320.82              5.81         174,125.67             6.778
LOW-RISE CONDO                                61          10,532,739.50              3.32         172,667.86             6.354
PUD                                           43           9,935,807.49              3.13         231,065.29             6.201
HIGH-RISE CONDO                                4             803,468.82              0.25         200,867.21             5.598
TOTAL:                                     2,111         317,538,378.33            100.00%        150,420.83             6.657%

PROPERTY TYPES                      WA COMBLTV          WA FICO
------------------------------   ---------------    ---------------
SFR                                        71.52%               644
UNITS 2-4                                  67.61                622
LOW-RISE CONDO                             71.67                668
PUD                                        66.59                663
HIGH-RISE CONDO                            53.06                684
TOTAL:                                     71.10%               644

[LOGO OF BANC OF AMERICA SECURITIES]

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

LOAN PURPOSE OF MORTGAGE LOANS

LOAN PURPOSE OF MORTGAGE LOANS
TOTAL POOL

                                                                          % OF AGGREGATE
                                                   AGGREGATE PRINCIPAL       PRINCIPAL
                                    NUMBER OF         BALANCE AS OF        BALANCE AS OF       AVG CURRENT
LOAN PURPOSE                          LOANS           CUT-OFF DATE          CUT-OFF DATE         BALANCE         WA GROSS CPN
------------------------------   ---------------   --------------------   ---------------    ---------------   ---------------
CASH OUT                                   5,408         881,293,991.22             74.41%        162,961.17             6.638%
PURCHASE                                    1394         198,528,340.42             16.76         142,416.31             6.921
RATE/TERM REFI                               667         104,476,376.89              8.82         156,636.25             6.539
TOTAL:                                     7,469   $   1,184,298,708.53            100.00%   $    158,561.88             6.676%

LOAN PURPOSE                        WA COMBLTV          WA FICO
------------------------------   ---------------    ---------------
CASH OUT                                   76.54%               607
PURCHASE                                   87.94                631
RATE/TERM REFI                             79.34                633
TOTAL:                                     78.70%               613

LOAN PURPOSE OF MORTGAGE LOANS
TOTAL ARMs

                                                                          % OF AGGREGATE
                                                   AGGREGATE PRINCIPAL       PRINCIPAL
                                    NUMBER OF         BALANCE AS OF        BALANCE AS OF       AVG CURRENT
LOAN PURPOSE                          LOANS           CUT-OFF DATE          CUT-OFF DATE         BALANCE         WA GROSS CPN
------------------------------   ---------------   --------------------   ---------------    ---------------   ---------------
CASH OUT                                   3,712         627,412,767.37             72.39%        169,022.84             6.609%
PURCHASE                                   1,194   $     170,638,790.41             19.69         142,913.56             6.957
RATE/TERM REFI                               452          68,708,772.42              7.93         152,010.56             6.682
TOTAL:                                     5,358   $     866,760,330.20            100.00%   $    161,769.38             6.683%

LOAN PURPOSE                        WA COMBLTV          WA FICO
------------------------------   ---------------    ---------------
CASH OUT                                   78.89%               595
PURCHASE                                   89.67                622
RATE/TERM REFI                             84.89                613
TOTAL:                                     81.49%               602

LOAN PURPOSE OF MORTGAGE LOANS
TOTAL FIXEDs

                                                                          % OF AGGREGATE
                                                   AGGREGATE PRINCIPAL       PRINCIPAL
                                    NUMBER OF         BALANCE AS OF        BALANCE AS OF       AVG CURRENT
LOAN PURPOSE                          LOANS           CUT-OFF DATE          CUT-OFF DATE         BALANCE         WA GROSS CPN
------------------------------   ---------------   --------------------   ---------------    ---------------   ---------------
CASH OUT                                   1,696   $     253,881,223.85             79.95%   $    149,694.12             6.708%
PURCHASE                                     200          27,889,550.01              8.78         139,447.75             6.701
RATE/TERM REFI                               215          35,767,604.47             11.26         166,360.95             6.265
TOTAL:                                     2,111   $     317,538,378.33            100.00%   $    150,420.83             6.657%

LOAN PURPOSE                        WA COMBLTV          WA FICO
------------------------------   ---------------    ---------------
CASH OUT                                   70.75%               636
PURCHASE                                   77.35                683
RATE/TERM REFI                             68.69                671
TOTAL:                                     71.10%               644

[LOGO OF BANC OF AMERICA SECURITIES]

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

DOCUMENT TYPE OF MORTGAGE LOANS

DOCUMENT TYPE OF MORTGAGE LOANS
TOTAL POOL

                                                                          % OF AGGREGATE
                                                   AGGREGATE PRINCIPAL       PRINCIPAL
                                    NUMBER OF         BALANCE AS OF        BALANCE AS OF       AVG CURRENT
DOCUMENT TYPE                         LOANS           CUT-OFF DATE          CUT-OFF DATE         BALANCE         WA GROSS CPN
------------------------------   ---------------   --------------------   ---------------    ---------------   ---------------
FULL DOCUMENTATION                         7,464   $   1,183,454,900.54             99.93%   $    158,555.05             6.676%
STATED INCOME DOCUMENTATION                    2             245,746.21              0.02         122,873.11             6.092
NO DOCUMENTATION                               3             598,061.78              0.05         199,353.93             7.348
TOTAL:                                     7,469   $   1,184,298,708.53            100.00%   $    158,561.88             6.676%

DOCUMENT TYPE                       WA COMBLTV          WA FICO
------------------------------   ---------------    ---------------
FULL DOCUMENTATION                         78.70%               613
STATED INCOME DOCUMENTATION                56.82                655
NO DOCUMENTATION                           90.61                586
TOTAL:                                     78.70%               613

DOCUMENT TYPE OF MORTGAGE LOANS
TOTAL ARMs

                                                                          % OF AGGREGATE
                                                   AGGREGATE PRINCIPAL       PRINCIPAL
                                    NUMBER OF         BALANCE AS OF        BALANCE AS OF       AVG CURRENT
DOCUMENT TYPE                         LOANS           CUT-OFF DATE          CUT-OFF DATE         BALANCE         WA GROSS CPN
------------------------------   ---------------   --------------------   ---------------    ---------------   ---------------
FULL DOCUMENTATION                         5,353   $     865,916,522.21             99.90%   $    161,762.85             6.683%
STATED INCOME DOCUMENTATION                    2             245,746.21              0.03         122,873.11             6.092
NO DOCUMENTATION                               3             598,061.78              0.07         199,353.93             7.348
TOTAL:                                     5,358   $     866,760,330.20            100.00%   $    161,769.38             6.683%

DOCUMENT TYPE                       WA COMBLTV          WA FICO
------------------------------   ---------------    ---------------
FULL DOCUMENTATION                         81.49%               602
STATED INCOME DOCUMENTATION                56.82                655
NO DOCUMENTATION                           90.61                586
TOTAL:                                     81.49%               602

DOCUMENT TYPE OF MORTGAGE LOANS
TOTAL FIXEDs

                                                                          % OF AGGREGATE
                                                   AGGREGATE PRINCIPAL       PRINCIPAL
                                    NUMBER OF         BALANCE AS OF        BALANCE AS OF       AVG CURRENT
DOCUMENT TYPE                         LOANS          PRINCIPAL BALANCE      CUT-OFF DATE         BALANCE         WA GROSS CPN
------------------------------   ---------------   --------------------   ---------------    ---------------   ---------------
FULL DOCUMENTATION                         2,111   $     317,538,378.33            100.00%   $    150,420.83             6.657%
TOTAL:                                     2,111   $     317,538,378.33            100.00%   $    150,420.83             6.657%

DOCUMENT TYPE                       WA COMBLTV          WA FICO
------------------------------   ---------------    ---------------
FULL DOCUMENTATION                         71.10%               644
TOTAL:                                     71.10%               644

[LOGO OF BANC OF AMERICA SECURITIES]

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

PRODUCT TYPE OF MORTGAGE LOANS

PRODUCT TYPE OF MORTGAGE LOANS
TOTAL POOL

                                                                          % OF AGGREGATE
                                                   AGGREGATE PRINCIPAL       PRINCIPAL
                                    NUMBER OF         BALANCE AS OF        BALANCE AS OF       AVG CURRENT
PRODUCT TYPE                          LOANS           CUT-OFF DATE          CUT-OFF DATE         BALANCE         WA GROSS CPN
------------------------------   ---------------   --------------------   ---------------    ---------------   ---------------
2/28 6ML                                   4,919   $     791,371,234.65             66.82%   $    160,880.51             6.704%
30 YR FIXED                                1,578         251,581,448.57             21.24         159,430.58             6.673
3/27 6ML                                     433          73,772,907.70              6.23         170,376.23             6.480
15/30 BALLOON                                171          32,133,848.92              2.71         187,917.25             6.417
15 YR FIXED                                  302          26,719,379.68              2.26          88,474.77             6.789
20 YR FIXED                                   38           4,269,292.53              0.36         112,349.80             6.723
25 YR FIXED                                   11           1,861,666.72              0.16         169,242.43             6.753
1 /29 TSY1Y                                    5           1,484,129.82              0.13         296,825.96             5.926
10 YR FIXED                                   11             972,741.91              0.08          88,431.08             6.318
6MO ARM                                        1             132,058.03              0.01         132,058.03             6.250
TOTAL:                                     7,469   $   1,184,298,708.53            100.00%   $    158,561.88             6.676%

PRODUCT TYPE                        WA COMBLTV          WA FICO
------------------------------   ---------------    ---------------
2/28 6ML                                   81.61%               600
30 YR FIXED                                71.79                645
3/27 6ML                                   80.35                617
15/30 BALLOON                              71.35                646
15 YR FIXED                                65.49                632
20 YR FIXED                                65.78                641
25 YR FIXED                                72.55                662
1 /29 TSY1Y                                73.04                625
10 YR FIXED                                58.15                664
6MO ARM                                    73.37                630
TOTAL:                                     78.70%               613

PRODUCT TYPE OF MORTGAGE LOANS
TOTAL ARMs

                                                                          % OF AGGREGATE
                                                   AGGREGATE PRINCIPAL       PRINCIPAL
                                    NUMBER OF         BALANCE AS OF        BALANCE AS OF       AVG CURRENT
PRODUCT TYPE                          LOANS           CUT-OFF DATE          CUT-OFF DATE         BALANCE         WA GROSS CPN
------------------------------   ---------------   --------------------   ---------------    ---------------   ---------------
2/28 6ML                                   4,919   $     791,371,234.65             91.30%   $    160,880.51             6.704%
3/27 6ML                                     433          73,772,907.70              8.51         170,376.23             6.480
1 /29 TSY1Y                                    5           1,484,129.82              0.17         296,825.96             5.926
6MO ARM                                        1             132,058.03              0.02         132,058.03             6.250
TOTAL:                                     5,358         866,760,330.20            100.00%        161,769.38             6.683%

PRODUCT TYPE                        WA COMBLTV          WA FICO
------------------------------   ---------------    ---------------
2/28 6ML                                   81.61%               600
3/27 6ML                                   80.35                617
1 /29 TSY1Y                                73.04                625
6MO ARM                                    73.37                630
TOTAL:                                     81.49%               602

PRODUCT TYPE OF MORTGAGE LOANS
TOTAL FIXEDs

                                                                          % OF AGGREGATE
                                                   AGGREGATE PRINCIPAL       PRINCIPAL
                                    NUMBER OF         BALANCE AS OF        BALANCE AS OF       AVG CURRENT
PRODUCT TYPE                          LOANS           CUT-OFF DATE          CUT-OFF DATE         BALANCE         WA GROSS CPN
------------------------------   ---------------   --------------------   ---------------    ---------------   ---------------
30 YR FIXED                                1,578   $     251,581,448.57             79.23%   $    159,430.58             6.673%
15/30 BALLOON                                171          32,133,848.92             10.12         187,917.25             6.417
15 YR FIXED                                  302          26,719,379.68              8.41          88,474.77             6.789
20 YR FIXED                                   38           4,269,292.53              1.34         112,349.80             6.723
25 YR FIXED                                   11           1,861,666.72              0.59         169,242.43             6.753
10 YR FIXED                                   11             972,741.91              0.31          88,431.08             6.318
TOTAL:                                     2,111   $     317,538,378.33            100.00%   $    150,420.83             6.657%

PRODUCT TYPE                        WA COMBLTV          WA FICO
------------------------------   ---------------    ---------------
30 YR FIXED                                71.79%               645
15/30 BALLOON                              71.35                646
15 YR FIXED                                65.49                632
20 YR FIXED                                65.78                641
25 YR FIXED                                72.55                662
10 YR FIXED                                58.15                664
TOTAL:                                     71.10%               644

[LOGO OF BANC OF AMERICA SECURITIES]

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

GEOGRAPHICAL DISTRIBUTION OF MORTGAGES LOANS

GEOGRAPHICAL DISTRIBUTION OF MORTGAGES LOANS
TOTAL POOL

                                                                          % OF AGGREGATE
                                                   AGGREGATE PRINCIPAL       PRINCIPAL
                                    NUMBER OF         BALANCE AS OF        BALANCE AS OF       AVG CURRENT
STATE                                 LOANS           CUT-OFF DATE          CUT-OFF DATE         BALANCE         WA GROSS CPN
------------------------------   ---------------   --------------------   ---------------    ---------------   ---------------
CALIFORNIA                                   618   $     164,597,052.10             13.90%   $    266,338.27             5.920%
MARYLAND                                     563         111,829,398.20              9.44         198,631.26             6.588
NEW JERSEY                                   531         108,873,158.83              9.19         205,034.20             6.610
OTHER                                      5,757         798,999,099.40             67.47         138,787.41             6.854
TOTAL:                                     7,469   $   1,184,298,708.53            100.00%   $    158,561.88             6.676%

STATE                               WA COMBLTV          WA FICO
------------------------------   ---------------    ---------------
CALIFORNIA                                 70.59%               636
MARYLAND                                   78.59                601
NEW JERSEY                                 75.01                615
OTHER                                      80.89                610
TOTAL:                                     78.70%               613

GEOGRAPHICAL DISTRIBUTION OF MORTGAGES LOANS
TOTAL ARMs

                                                                          % OF AGGREGATE
                                                   AGGREGATE PRINCIPAL       PRINCIPAL
                                    NUMBER OF         BALANCE AS OF        BALANCE AS OF       AVG CURRENT
STATE                                 LOANS           CUT-OFF DATE          CUT-OFF DATE         BALANCE         WA GROSS CPN
------------------------------   ---------------   --------------------   ---------------    ---------------   ---------------
CALIFORNIA                                   386   $     103,035,272.81             11.89%   $    266,930.76             6.038%
MARYLAND                                     438          87,278,595.12             10.07         199,266.20             6.597
ILLINOIS                                     375          63,523,006.26              7.33         169,394.68             6.642
OTHER                                      4,159         612,923,456.01             70.71         147,372.80             6.809
TOTAL:                                     5,358   $     866,760,330.20            100.00%   $    161,769.38             6.683%

STATE                               WA COMBLTV          WA FICO
------------------------------   ---------------    ---------------
CALIFORNIA                                 75.90%               602
MARYLAND                                   80.65                593
ILLINOIS                                   83.24                608
OTHER                                      82.36                602
TOTAL:                                     81.49%               602

GEOGRAPHICAL DISTRIBUTION OF MORTGAGES LOANS
TOTAL FIXEDs

                                                                          % OF AGGREGATE
                                                   AGGREGATE PRINCIPAL       PRINCIPAL
                                    NUMBER OF         BALANCE AS OF        BALANCE AS OF       AVG CURRENT
STATE                                 LOANS           CUT-OFF DATE          CUT-OFF DATE         BALANCE         WA GROSS CPN
------------------------------   ---------------   --------------------   ---------------    ---------------   ---------------
CALIFORNIA                                   232   $      61,561,779.29             19.39%   $    265,352.50             5.722%
NEW JERSEY                                   227          45,479,522.10             14.32         200,350.32             6.732
NEW YORK                                     143          26,613,587.42              8.38         186,109.00             6.475
OTHER                                      1,509         183,883,489.52             57.91         121,857.85             6.978
TOTAL:                                     2,111   $     317,538,378.33            100.00%   $    150,420.83             6.657%

STATE                               WA COMBLTV          WA FICO
------------------------------   ---------------    ---------------
CALIFORNIA                                 61.70%               693
NEW JERSEY                                 71.42                635
NEW YORK                                   69.50                641
OTHER                                      74.39                631
TOTAL:                                     71.10%               644

[LOGO OF BANC OF AMERICA SECURITIES]

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

PREPAY PENALTY FOR MORTGAGE LOANS

PREPAY PENALTY FOR MORTGAGE LOANS
TOTAL POOL

                                                                          % OF AGGREGATE
                                                   AGGREGATE PRINCIPAL       PRINCIPAL
                                    NUMBER OF         BALANCE AS OF        BALANCE AS OF       AVG CURRENT
PREPAY PENALTY                        LOANS           CUT-OFF DATE          CUT-OFF DATE         BALANCE         WA GROSS CPN
------------------------------   ---------------   --------------------   ---------------    ---------------   ---------------
HAS PREPAY PENALTY                         4,630         726,281,242.10             61.33%        156,864.20             6.624%
NONE                                       2,839         458,017,466.43             38.67         161,330.56             6.759
TOTAL:                                     7,469   $   1,184,298,708.53            100.00%   $    158,561.88             6.676%

PREPAY PENALTY                      WA COMBLTV          WA FICO
------------------------------   ---------------    ---------------
HAS PREPAY PENALTY                         78.51%               614
NONE                                       79.00                611
TOTAL:                                     78.70%               613

PREPAY PENALTY FOR MORTGAGE LOANS
TOTAL ARMs

                                                                          % OF AGGREGATE
                                                   AGGREGATE PRINCIPAL       PRINCIPAL
                                    NUMBER OF         BALANCE AS OF        BALANCE AS OF       AVG CURRENT
PREPAY PENALTY                        LOANS           CUT-OFF DATE          CUT-OFF DATE         BALANCE         WA GROSS CPN
------------------------------   ---------------   --------------------   ---------------    ---------------   ---------------
HAS PREPAY PENALTY                         3,311         520,769,826.29             60.08%        157,284.76             6.667%
NONE                                       2,047   $     345,990,503.91             39.92    $    169,023.21             6.708
TOTAL:                                     5,358   $     866,760,330.20            100.00%   $    161,769.38             6.683%

PREPAY PENALTY                      WA COMBLTV          WA FICO
------------------------------   ---------------    ---------------
HAS PREPAY PENALTY                         81.79%               600
NONE                                       81.03                605
TOTAL:                                     81.49%               602

PREPAY PENALTY FOR MORTGAGE LOANS
TOTAL FIXEDs

                                                                          % OF AGGREGATE
                                                   AGGREGATE PRINCIPAL       PRINCIPAL
                                    NUMBER OF         BALANCE AS OF        BALANCE AS OF       AVG CURRENT
PREPAY PENALTY                        LOANS           CUT-OFF DATE          CUT-OFF DATE         BALANCE         WA GROSS CPN
------------------------------   ---------------   --------------------   ---------------    ---------------   ---------------
HAS PREPAY PENALTY                         1,319         205,511,415.81             64.72%        155,808.50             6.515%
NONE                                         792   $     112,026,962.52             35.28    $    141,448.19             6.918
TOTAL:                                     2,111   $     317,538,378.33            100.00%   $    150,420.83             6.657%

PREPAY PENALTY                      WA COMBLTV          WA FICO
------------------------------   ---------------    ---------------
HAS PREPAY PENALTY                         70.20%               651
NONE                                       72.73                631
TOTAL:                                     71.10%               644

[LOGO OF BANC OF AMERICA SECURITIES]

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

PREPAY TERM FOR MORTGAGE LOANS

PREPAY TERM FOR MORTGAGE LOANS
TOTAL POOL

                                                                          % OF AGGREGATE
                                                   AGGREGATE PRINCIPAL       PRINCIPAL
                                    NUMBER OF         BALANCE AS OF        BALANCE AS OF       AVG CURRENT
PREPAY TERM                           LOANS           CUT-OFF DATE          CUT-OFF DATE         BALANCE         WA GROSS CPN
------------------------------   ---------------   --------------------   ---------------    ---------------   ---------------
NO PENALTY                                 2,839   $     458,017,466.43             38.67%   $    161,330.56             6.759%
12                                           227          49,458,500.10              4.18         217,878.86             6.287
24                                         3,071         479,360,323.31             40.48         156,092.58             6.685
36                                         1,332         197,462,418.69             16.67         148,245.06             6.560
TOTAL:                                     7,469   $   1,184,298,708.53            100.00%   $    158,561.88             6.676%

PREPAY TERM                         WA COMBLTV          WA FICO
------------------------------   ---------------    ---------------
NO PENALTY                                 79.00%               611
12                                         70.13                653
24                                         81.82                599
36                                         72.57                642
TOTAL:                                     78.70%               613

PREPAY TERM FOR MORTGAGE LOANS
TOTAL ARMs

                                                                          % OF AGGREGATE
                                                   AGGREGATE PRINCIPAL       PRINCIPAL
                                    NUMBER OF         BALANCE AS OF        BALANCE AS OF       AVG CURRENT
PREPAY TERM                           LOANS           CUT-OFF DATE          CUT-OFF DATE         BALANCE         WA GROSS CPN
------------------------------   ---------------   --------------------   ---------------    ---------------   ---------------
NO PENALTY                                 2,047   $     345,990,503.91             39.92%   $    169,023.21             6.708%
12                                            45           8,821,706.02              1.02         196,037.91             6.746
24                                         3,040         475,745,524.50             54.89         156,495.24             6.682
36                                           226          36,202,595.77              4.18         160,188.48             6.455
TOTAL:                                     5,358   $     866,760,330.20            100.00%   $    161,769.38             6.683%

PREPAY TERM                         WA COMBLTV          WA FICO
------------------------------   ---------------    ---------------
NO PENALTY                                 81.03%               605
12                                         79.51                600
24                                         81.87                598
36                                         81.27                616
TOTAL:                                     81.49%               602

PREPAY TERM FOR MORTGAGE LOANS
TOTAL FIXEDs

                                                                          % OF AGGREGATE
                                                   AGGREGATE PRINCIPAL       PRINCIPAL
                                    NUMBER OF         BALANCE AS OF        BALANCE AS OF       AVG CURRENT
PREPAY TERM                           LOANS           CUT-OFF DATE          CUT-OFF DATE         BALANCE         WA GROSS CPN
------------------------------   ---------------   --------------------   ---------------    ---------------   ---------------
NO PENALTY                                   792   $     112,026,962.52             35.28%   $    141,448.19             6.918%
12                                           182          40,636,794.08              12.8         223,279.09             6.187
24                                            31           3,614,798.81              1.14         116,606.41             7.168
36                                         1,106         161,259,822.92             50.78         145,804.54             6.583
TOTAL:                                     2,111   $     317,538,378.33            100.00%   $    150,420.83             6.657%

PREPAY TERM                         WA COMBLTV          WA FICO
------------------------------   ---------------    ---------------
NO PENALTY                                 72.73%               631
12                                         68.09                665
24                                         75.22                632
36                                         70.62                648
TOTAL:                                     71.10%               644

[LOGO OF BANC OF AMERICA SECURITIES]

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

FICO SCORES OF MORTGAGE LOANS

FICO SCORES OF MORTGAGE LOANS
TOTAL POOL

                                                                          % OF AGGREGATE
                                                   AGGREGATE PRINCIPAL       PRINCIPAL
                                    NUMBER OF         BALANCE AS OF        BALANCE AS OF       AVG CURRENT
FICO SCORES                           LOANS           CUT-OFF DATE          CUT-OFF DATE         BALANCE         WA GROSS CPN
------------------------------   ---------------   --------------------   ---------------    ---------------   ---------------
801 - 820                                     15   $       3,129,321.09              0.26    $    208,621.41             5.287%
781 - 800                                     40           9,807,444.46              0.83         245,186.11             5.566
761 - 780                                     75          16,405,876.27              1.39         218,745.02             5.583
741 - 760                                     72          14,475,621.75              1.22         201,050.30             5.678
721 - 740                                     89          16,560,090.68               1.4         186,068.43             5.835
701 - 720                                    125          24,605,749.23              2.08         196,845.99             5.791
681 - 700                                    213          41,635,481.10              3.52         195,471.74             5.996
661 - 680                                    447          79,127,948.46              6.68         177,020.02             6.297
641 - 660                                    701         113,359,160.88              9.57         161,710.64             6.455
621 - 640                                    947         152,515,533.53             12.88         161,051.25             6.553
601 - 620                                  1,088         173,155,683.61             14.62         159,150.44             6.668
581 - 600                                  1,079         168,833,470.01             14.26         156,472.17              6.72
561 - 580                                  1,244         194,769,187.02             16.45         156,566.87             6.737
541 - 560                                    626          89,699,004.48              7.57         143,289.14             7.116
521 - 540                                    489          62,605,664.91              5.29         128,027.94             7.965
501 - 520                                    174          19,825,778.45              1.67         113,941.26             8.771
481 - 500                                      6             827,029.06              0.07         137,838.18             8.904
NOT AVAILABLE                                 39           2,960,663.54              0.25%         75,914.45             8.157%
TOTAL:                                     7,469   $   1,184,298,708.53            100.00%   $    158,561.88             6.676%

FICO SCORES                         WA COMBLTV          WA FICO
------------------------------   ---------------    ---------------
801 - 820                                  60.22%               807
781 - 800                                  62.86                790
761 - 780                                  63.52                771
741 - 760                                  67.13                751
721 - 740                                  72.66                731
701 - 720                                   74.1                710
681 - 700                                  77.45                690
661 - 680                                  82.52                670
641 - 660                                  82.17                650
621 - 640                                  83.29                630
601 - 620                                  82.23                610
581 - 600                                  79.99                590
561 - 580                                  77.86                570
541 - 560                                  72.08                551
521 - 540                                  72.75                530
501 - 520                                  70.34                511
481 - 500                                  69.09                500
NOT AVAILABLE                              70.86%                 0
TOTAL:                                     78.70%               613

FICO SCORES OF MORTGAGE LOANS
TOTAL ARMs

                                                                          % OF AGGREGATE
                                                   AGGREGATE PRINCIPAL       PRINCIPAL
                                    NUMBER OF         BALANCE AS OF        BALANCE AS OF       AVG CURRENT
FICO SCORES                           LOANS           CUT-OFF DATE          CUT-OFF DATE         BALANCE         WA GROSS CPN
------------------------------   ---------------   --------------------   ---------------    ---------------   ---------------
801 - 820                                      5   $         715,455.20              0.08    $    143,091.04             6.055
781 - 800                                      7           1,044,814.18              0.12         149,259.17             6.373
761 - 780                                     22           3,768,358.30              0.43         171,289.01             5.845
741 - 760                                     20           3,101,910.53              0.36         155,095.53             5.999
721 - 740                                     34           5,147,174.73              0.59         151,387.49             6.105
701 - 720                                     61          10,158,056.45              1.17         166,525.52             5.773
681 - 700                                    111          21,889,501.89              2.53         197,202.72             5.978
661 - 680                                    284          49,584,914.87              5.72         174,594.77             6.189
641 - 660                                    447          75,692,373.73              8.73         169,334.17             6.379
621 - 640                                    651         111,748,961.46             12.89         171,657.39              6.44
601 - 620                                    815         135,081,585.99             15.58         165,744.28             6.569
581 - 600                                    820         132,916,846.29             15.33         162,093.71             6.616
561 - 580                                    955         158,266,093.58             18.26         165,723.66             6.659
541 - 560                                    508          77,901,615.09              8.99         153,349.64             6.983
521 - 540                                    423          57,236,495.17              6.60         135,310.86             7.891
501 - 520                                    157          19,030,910.77              2.20         121,215.99             8.719
481 - 500                                      6             827,029.06              0.10         137,838.18             8.904
NOT AVAILABLE                                 32           2,648,232.91              0.31%         82,757.28             8.062%
TOTAL:                                     5,358   $     866,760,330.20            100.00%   $    161,769.38             6.683%

FICO SCORES                         WA COMBLTV          WA FICO
------------------------------   ---------------    ---------------
801 - 820                                  85.34                809
781 - 800                                  85.13                790
761 - 780                                   84.2                771
741 - 760                                  83.77                749
721 - 740                                  88.05                729
701 - 720                                  83.82                709
681 - 700                                  84.25                689
661 - 680                                  87.13                670
641 - 660                                  85.84                650
621 - 640                                  86.09                630
601 - 620                                  84.17                610
581 - 600                                  82.07                590
561 - 580                                  79.68                570
541 - 560                                  72.56                551
521 - 540                                  73.09                530
501 - 520                                  70.66                511
481 - 500                                  69.09                500
NOT AVAILABLE                              71.60%                 0
TOTAL:                                     81.49%               602

[LOGO OF BANC OF AMERICA SECURITIES]

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

FICO SCORES OF MORTGAGE LOANS
TOTAL FIXEDs

                                                                          % OF AGGREGATE
                                                   AGGREGATE PRINCIPAL       PRINCIPAL
                                    NUMBER OF         BALANCE AS OF        BALANCE AS OF       AVG CURRENT
FICO SCORES                           LOANS           CUT-OFF DATE          CUT-OFF DATE         BALANCE         WA GROSS CPN
------------------------------   ---------------   --------------------   ---------------    ---------------   ---------------
801 - 820                                     10   $       2,413,865.89              0.76    $    241,386.59             5.059
781 - 800                                     33           8,762,630.28              2.76         265,534.25             5.469
761 - 780                                     53          12,637,517.97              3.98         238,443.74             5.505
741 - 760                                     52          11,373,711.22              3.58         218,725.22             5.590
721 - 740                                     55          11,412,915.95              3.59         207,507.56             5.713
701 - 720                                     64          14,447,692.78              4.55         225,745.20             5.804
681 - 700                                    102          19,745,979.21              6.22         193,588.03             6.016
661 - 680                                    163          29,543,033.59               9.3         181,245.60             6.479
641 - 660                                    254          37,666,787.15             11.86         148,294.44             6.607
621 - 640                                    296          40,766,572.07             12.84         137,724.91             6.862
601 - 620                                    273          38,074,097.62             11.99         139,465.56             7.020
581 - 600                                    259          35,916,623.72             11.31         138,674.22             7.105
561 - 580                                    289          36,503,093.44              11.5         126,308.28             7.077
541 - 560                                    118          11,797,389.39              3.72          99,977.88             7.993
521 - 540                                     66           5,369,169.74              1.69          81,351.06             8.746
501 - 520                                     17             794,867.68              0.25          46,756.92            10.020
NOT AVAILABLE                                  7             312,430.63              0.10%         44,632.95             8.959%
TOTAL:                                     2,111   $     317,538,378.33            100.00%   $    150,420.83             6.657%

FICO SCORES                         WA COMBLTV          WA FICO
------------------------------   ---------------    ---------------
801 - 820                                  52.77                806
781 - 800                                   60.2                790
761 - 780                                  57.35                771
741 - 760                                  62.59                752
721 - 740                                  65.72                731
701 - 720                                  67.26                711
681 - 700                                  69.92                690
661 - 680                                  74.77                670
641 - 660                                  74.79                650
621 - 640                                  75.62                630
601 - 620                                  75.33                610
581 - 600                                  72.27                590
561 - 580                                  69.97                570
541 - 560                                   68.9                551
521 - 540                                  69.21                531
501 - 520                                  62.73                514
NOT AVAILABLE                              64.59%                 0
TOTAL:                                     71.10%               644

                                           [LOGO OF BANCO OF AMERICA SECURITIES]

DEAL NAME:                        ABFC 2005-WF1

DETAILED COLLATERAL INFO

              # OF                                  % OF GROUP
              LOANS      BALANCE     AVG. BALANCE    BALANCE      WAC   WALA  WARM  FICO  OCLTV  DTI
             ------  --------------  ------------   ----------   -----  ----  ----  ----  -----  ---
AGGREGATE
<$50k           619   23,282,274.06     37,612.72         1.97%  8.026     3   320   594  72.54    0
50-75k          709   45,211,313.03     63,767.72         3.82%  7.765     3   340   598  78.75    0
75-100k       1,002   87,935,129.01     87,759.61         7.43%  7.172     3   344   603  79.22    0
100-200K      3,207  466,233,766.81    145,380.03        39.37%  6.815     3   349   606  79.78    0
200-300K      1,272  307,153,543.85    241,472.91        25.94%  6.476     3   350   615  79.42    0
300-400K        493  170,009,062.92    344,845.97        14.36%  6.201     3   348   630  77.88    0
400-500K         99   44,074,282.60    445,194.77         3.72%  6.123     3   349   633  79.93    0
500-1MM          68   40,399,336.25    594,107.89         3.41%  6.135     3   338   633  72.38    0
$1MM+             -               -             -            -       -           -     -   0.00    -

FICO
NA               39    2,960,663.54     75,914.45         0.25%  8.157     3   351     0  71.06    0
<600          3,618  536,560,133.93    148,302.97        45.31%  7.017     3   351   566  76.87    0
601-619       1,038  165,354,583.95    159,301.14        13.96%  6.665     3   347   610  82.42    0
620-639         944  152,408,938.61    161,450.15        12.87%  6.559     3   349   629  83.52    0
640-659         728  117,889,820.78    161,936.57         9.95%  6.465     3   345   649  82.56    0
660 - 679       456   79,419,886.14    174,166.42         6.71%  6.294     3   344   669  82.63    0
680-699         224   43,827,115.96    195,656.77         3.70%  6.039     4   338   689  78.38    0
700-719         125   23,811,890.73    190,495.13         2.01%  5.784     4   340   709  74.89    0
720+            297   62,065,674.89    208,975.34         5.24%  5.664     5   330   759  67.11    0


                           % OF    % SINGLE
             % OF FULL   PRIMARY    FAMILY &  % OF IO
                DOC       OWNER       PUD      LOANS    % CASHOUT
             ---------  ---------  ---------  -------   ---------
AGGREGATE
<$50k           100.00      84.37     94.82     0.00       67.12
50-75k           99.87      95.52     94.58     0.00       64.43
75-100k          99.91      97.36     92.09     0.00       67.64
100-200K         99.94      98.63     92.36     0.00       73.97
200-300K        100.00      98.88     90.68     0.00       80.08
300-400K        100.00      99.20     88.52     0.00       75.98
400-500K         99.05     100.00     90.84     0.00       64.84
500-1MM         100.00     100.00     97.26     0.00       70.52
$1MM+             0.00       0.00      0.00     0.00        0.00

FICO

NA              100.00     100.00     88.99     0.00       52.01
<600             99.90      98.66     91.90     0.00       81.92
601-619          99.95      98.95     90.08     0.00       71.83
620-639         100.00      98.12     93.38     0.00       71.96
640-659          99.84      97.53     93.48     0.00       70.27
660 - 679       100.00      98.33     88.71     0.00       65.25
680-699          99.87      98.61     89.96     0.00       67.47
700-719         100.00      97.60     90.57     0.00       59.92
720+            100.00      96.84     90.42     0.00       53.55

                       # OF                                     % OF GROUP
                       LOANS        BALANCE      AVG. BALANCE     BALANCE      WAC   WALA   WARM   FICO  OLTV   DTI
                      ------    --------------  -------------   ----------   ------  ----   ----   ----  -----  ---
LTV
80                      1,135   176,590,449.29     155,586.30        14.91%   6.656     3    349    607  80.00    0
80.01-85                  813   134,344,030.11     165,244.81        11.34%   6.742     3    350    607  84.36    0
85.01-90                1,395   222,079,600.95     159,196.85        18.75%   6.917     3    353    612  89.53    0
90.01-95                  545    83,550,073.53     153,302.89         7.05%   7.008     3    356    637  94.62    0
95.01-100                 470    67,229,981.86     143,042.51         5.68%   7.203     2    357    644  99.87    0

Cash Out                5,408   881,293,991.22     162,961.17        74.41%   6.638     3    346    607  76.77    0
2-4 family                302    55,224,303.31     182,861.93         4.66%   6.577     3    347    613  74.31    0
Investment & 2nd home     225    19,169,541.24      85,197.96         1.62%   6.777     3    345    630  68.48    0

California                618   164,597,052.10     266,338.27        13.90%   5.920     3    346    636  70.84    0
Georgia                   258    37,354,741.37     144,785.82         3.15%   7.117     3    353    611  85.00    0
Massachussetts             96    20,526,794.16     213,820.77         1.73%   6.592     3    353    600  77.45    0
New York                  287    57,492,524.06     200,322.38         4.85%   6.555     3    344    617  74.32    0

Stated Doc                  2       245,746.21     122,873.11         0.02%   6.092    10    349    655  59.40    0
No Doc                      3       598,061.78     199,353.93         0.05%   7.348     2    358    586  90.83    0

IO                          -                -              -            -        -            -      -   0.00    -
2nd lien                    -                -              -            -        -            -      -   0.00    -
Loans w/ silent 2nds      249    42,367,840.62     170,151.97         3.58%   5.975     4    337    670  74.25    0

                                      % OF    % SINGLE
                         % OF FULL   PRIMARY   FAMILY &  % OF IO
                            DOC       OWNER       PUD     LOANS    % CASHOUT
                         ---------  --------  ---------  -------   ---------
LTV
80                          100.00     98.93      90.65     0.00       70.53
80.01-85                     99.96     99.77      93.32     0.00       80.46
85.01-90                     99.77     99.84      92.82     0.00       76.73
90.01-95                    100.00    100.00      91.62     0.00       53.98
95.01-100                    99.89    100.00      93.75     0.00        0.00

Cash Out                     99.95     98.52      91.76     0.00      100.00
2-4 family                  100.00     92.81       0.00     0.00       80.46
Investment & 2nd home       100.00      0.00      72.83     0.00       67.89

California                  100.00     98.52      90.04     0.00       82.66
Georgia                     100.00     99.53      96.53     0.00       79.15
Massachussetts              100.00    100.00      72.92     0.00       70.91
New York                    100.00     96.69      74.85     0.00       78.99

Stated Doc                    0.00    100.00     100.00     0.00        0.00
No Doc                        0.00    100.00     100.00     0.00       70.12

IO                            0.00      0.00       0.00     0.00        0.00
2nd lien                      0.00      0.00       0.00     0.00        0.00
Loans w/ silent 2nds        100.00     99.55      87.79     0.00       44.36

This structural term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                      TOTAL
                            Fixed Rate Mortgage Loans

1. CURRENT MORTGAGE RATE

                                                             PERCENT
                           NUMBER                           OF LOANS                        W.A.       W.A.        W.A.
                             OF            AGGREGATE            BY       W.A.     W.A.    COMBINED   ORIGINAL   REMAINING    W.A.
                          MORTGAGE         PRINCIPAL        PRINCIPAL   GROSS    CREDIT   ORIGINAL   TERM TO     TERM TO     LOAN
CURRENT MORTGAGE RATE       LOANS           BALANCE          BALANCE    COUPON   SCORE       LTV     MATURITY   MATURITY      AGE
-----------------------   --------   --------------------   ---------   ------   ------   --------   --------   ---------   ------
4.001% to 4.500%                 2   $         551,853.62        0.17%   4.500%     782      58.86%       309         302        7
4.501% to 5.000%                47          13,301,712.24        4.19    4.876      739      55.28        302         296        6
5.001% to 5.500%               115          31,887,929.57       10.04    5.342      728      61.38        334         328        6
5.501% to 6.000%               230          52,129,171.15       16.42    5.868      680      68.00        321         317        4
6.001% to 6.500%               323          58,969,623.20       18.57    6.331      633      70.39        325         321        3
6.501% to 7.000%               461          70,423,986.09       22.18    6.823      623      73.69        318         315        3
7.001% to 7.500%               281          33,934,016.99       10.69    7.316      617      76.13        330         327        3
7.501% to 8.000%               294          30,775,409.49        9.69    7.818      606      79.97        329         326        3
8.001% to 8.500%               124           9,531,838.74        3.00    8.341      590      81.34        328         325        3
8.501% to 9.000%               110           8,620,078.03        2.71    8.770      585      79.26        323         320        3
9.001% to 9.500%                48           3,306,540.78        1.04    9.301      569      79.86        341         339        3
9.501% to 10.000%               38           2,239,012.14        0.71    9.778      557      73.83        325         322        3
10.001% to 10.500%              23           1,192,690.36        0.38   10.428      548      74.50        340         337        4
10.501% to 11.000%               8             312,009.85        0.10   10.777      541      71.40        327         323        3
11.001% to 11.500%               6             290,346.76        0.09   11.141      530      71.80        323         320        3
11.501% to 12.000%               1              72,159.32        0.02   11.650      574      85.00        360         356        4
TOTAL:                       2,111   $     317,538,378.33      100.00%   6.657%     644      71.43%       324         320        4


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                      TOTAL
                            Fixed Rate Mortgage Loans

2. ORIGINAL COMBINED LTV

                                                             PERCENT
                           NUMBER                           OF LOANS                        W.A.       W.A.        W.A.
                             OF            AGGREGATE            BY       W.A.     W.A.    COMBINED   ORIGINAL   REMAINING    W.A.
                          MORTGAGE         PRINCIPAL        PRINCIPAL   GROSS    CREDIT   ORIGINAL   TERM TO     TERM TO     LOAN
ORIGINAL COMBINED LTV       LOANS           BALANCE          BALANCE    COUPON   SCORE       LTV     MATURITY   MATURITY      AGE
-----------------------   --------   --------------------   ---------   ------   ------   --------   --------   ---------   ------
0.01% to 10.00%                  2   $         264,548.42        0.08%   7.394%     592       8.47%       360         355        5
10.01% to 20.00%                 7             419,229.37        0.13    6.856      698      16.51        207         205        3
20.01% to 30.00%                19           2,054,441.59        0.65    5.923      718      26.41        246         241        4
30.01% to 40.00%                65           8,565,267.84        2.70    6.023      683      35.59        316         312        4
40.01% to 50.00%               125          18,180,923.71        5.73    5.990      674      45.83        306         301        5
50.01% to 60.00%               201          31,930,694.41       10.06    6.267      659      55.46        327         324        4
60.01% to 70.00%               414          68,343,958.33       21.52    6.354      646      65.92        324         320        4
70.01% to 80.00%               802         122,491,936.65       38.58    6.686      637      77.17        325         321        4
80.01% to 90.00%               392          56,178,971.33       17.69    7.302      630      86.81        327         324        3
90.01% to 100.00%               84           9,108,406.68        2.87    8.006      650      95.83        343         340        3
TOTAL:                       2,111   $     317,538,378.33      100.00%   6.657%     644      71.43%       324         320        4


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                      TOTAL
                            Fixed Rate Mortgage Loans

3. STATISTICAL CUT-OFF BALANCE

                                                             PERCENT
                           NUMBER                           OF LOANS                        W.A.       W.A.        W.A.
                             OF            AGGREGATE            BY       W.A.     W.A.    COMBINED   ORIGINAL   REMAINING    W.A.
STATISTICAL CUT-OFF       MORTGAGE         PRINCIPAL        PRINCIPAL   GROSS    CREDIT   ORIGINAL   TERM TO     TERM TO     LOAN
BALANCE                     LOANS           BALANCE          BALANCE    COUPON   SCORE       LTV     MATURITY   MATURITY      AGE
-----------------------   --------   --------------------   ---------   ------   ------   --------   --------   ---------   ------
$1 to $50,000                  306   $      11,206,738.91        3.53%   8.224%     604      69.07%       283         280        3
$50,001 to $100,000            556          42,650,909.99       13.43    7.531      614      73.75        315         312        3
$100,001 to $150,000           402          50,377,001.24       15.86    7.039      625      72.07        315         312        3
$150,001 to $200,000           316          54,726,418.75       17.23    6.647      634      70.74        332         328        4
$200,001 to $250,000           192          43,104,918.33       13.57    6.422      649      71.85        321         317        4
$250,001 to $300,000           135          36,836,835.30       11.60    6.341      648      72.93        343         340        4
$300,001 to $350,000            81          26,421,970.42        8.32    5.970      679      69.98        327         323        4
$350,001 to $400,000            79          29,942,128.00        9.43    5.834      693      67.92        340         335        5
$400,001 to $450,000            19           8,008,710.53        2.52    6.423      672      75.29        329         324        5
$450,001 to $500,000             6           2,926,940.46        0.92    5.797      671      71.78        330         325        6
$500,001 to $550,000             6           3,173,691.11        1.00    6.364      637      68.74        299         295        4
$550,001 to $600,000             7           4,081,714.24        1.29    5.614      708      62.91        283         276        7
$600,001 to $650,000             2           1,246,060.48        0.39    6.101      656      78.41        273         267        6
$650,001 to $700,000             3           2,064,977.99        0.65    7.234      648      74.29        300         298        3
$750,001 to $800,000             1             769,362.58        0.24    6.950      650      70.00        360         359        1
TOTAL:                       2,111   $     317,538,378.33      100.00%   6.657%     644      71.43%       324         320        4


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                      TOTAL
                            Fixed Rate Mortgage Loans

4. ORIGINAL TERM

                                                             PERCENT
                           NUMBER                           OF LOANS                        W.A.       W.A.        W.A.
                             OF            AGGREGATE            BY       W.A.     W.A.    COMBINED   ORIGINAL   REMAINING    W.A.
                          MORTGAGE         PRINCIPAL        PRINCIPAL   GROSS    CREDIT   ORIGINAL   TERM TO     TERM TO     LOAN
ORIGINAL TERM               LOANS           BALANCE          BALANCE    COUPON   SCORE       LTV     MATURITY   MATURITY      AGE
-----------------------   --------   --------------------   ---------   ------   ------   --------   --------   ---------   ------
109 to 120                      11   $         972,741.91        0.31%   6.318%     664      59.57%       120         116        4
169 to 180                     473          58,853,228.60       18.53    6.586      639      69.21        180         177        3
229 to 240                      38           4,269,292.53        1.34    6.723      641      66.31        240         236        4
289 to 300                      11           1,861,666.72        0.59    6.753      662      73.06        300         295        5
349 to 360                   1,578         251,581,448.57       79.23    6.673      645      72.07        360         356        4
TOTAL:                       2,111   $     317,538,378.33      100.00%   6.657%     644      71.43%       324         320        4

5. REMAINING TERM

                                                             PERCENT
                           NUMBER                           OF LOANS                        W.A.       W.A.        W.A.
                             OF            AGGREGATE            BY       W.A.     W.A.    COMBINED   ORIGINAL   REMAINING    W.A.
                          MORTGAGE         PRINCIPAL        PRINCIPAL   GROSS    CREDIT   ORIGINAL   TERM TO     TERM TO     LOAN
REMAINING TERM              LOANS           BALANCE          BALANCE    COUPON   SCORE       LTV     MATURITY   MATURITY      AGE
-----------------------   --------   --------------------   ---------   ------   ------   --------   --------   ---------   ------
109 to 120                      11   $         972,741.91        0.31%   6.318%     664      59.57%       120         116        4
157 to 168                       1             107,848.85        0.03    5.000      760      48.94        180         167       13
169 to 180                     472          58,745,379.75       18.50    6.589      639      69.24        180         177        3
229 to 240                      38           4,269,292.53        1.34    6.723      641      66.31        240         236        4
289 to 300                      11           1,861,666.72        0.59    6.753      662      73.06        300         295        5
337 to 348                       4           1,362,879.17        0.43    6.109      679      76.79        360         347       13
349 to 360                   1,574         250,218,569.40       78.80    6.677      645      72.04        360         356        4
TOTAL:                       2,111   $     317,538,378.33      100.00%   6.657%     644      71.43%       324         320        4


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                      TOTAL
                            Fixed Rate Mortgage Loans

6. FICO SCORE

                                                             PERCENT
                           NUMBER                           OF LOANS                        W.A.       W.A.        W.A.
                             OF            AGGREGATE            BY       W.A.     W.A.    COMBINED   ORIGINAL   REMAINING    W.A.
                          MORTGAGE         PRINCIPAL        PRINCIPAL   GROSS    CREDIT   ORIGINAL   TERM TO     TERM TO     LOAN
FICO SCORE                  LOANS           BALANCE          BALANCE    COUPON   SCORE       LTV     MATURITY   MATURITY      AGE
-----------------------   --------   --------------------   ---------   ------   ------   --------   --------   ---------   ------
Not Available                    7   $         312,430.63        0.10%   8.959%       0      64.89%       308         305        3
501 to 520                      17             794,867.68        0.25   10.020      514      62.88        323         321        3
521 to 540                      66           5,369,169.74        1.69    8.746      531      69.43        317         314        3
541 to 560                     118          11,797,389.39        3.72    7.993      551      69.08        334         331        3
561 to 580                     289          36,503,093.44       11.50    7.077      570      70.25        320         317        3
581 to 600                     259          35,916,623.72       11.31    7.105      590      72.52        322         319        3
601 to 620                     273          38,074,097.62       11.99    7.020      610      75.62        313         310        3
621 to 640                     296          40,766,572.07       12.84    6.862      630      75.89        329         326        3
641 to 660                     254          37,666,787.15       11.86    6.607      650      75.08        325         322        3
661 to 680                     163          29,543,033.59        9.30    6.479      670      75.12        326         322        4
681 to 700                     102          19,745,979.21        6.22    6.016      690      70.36        320         315        5
701 to 720                      64          14,447,692.78        4.55    5.804      711      67.70        332         328        4
721 to 740                      55          11,412,915.95        3.59    5.713      731      66.47        327         321        6
741 to 760                      52          11,373,711.22        3.58    5.590      752      63.13        330         324        6
761 to 780                      53          12,637,517.97        3.98    5.505      771      57.73        336         331        5
781 to 800                      33           8,762,630.28        2.76    5.469      790      60.64        312         306        5
801 to 820                      10           2,413,865.89        0.76    5.059      806      53.22        340         334        5
TOTAL:                       2,111   $     317,538,378.33      100.00%   6.657%     644      71.43%       324         320        4


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                      TOTAL
                            Fixed Rate Mortgage Loans

7. PROPERTY TYPE

                                                             PERCENT
                           NUMBER                           OF LOANS                        W.A.       W.A.        W.A.
                             OF            AGGREGATE            BY       W.A.     W.A.    COMBINED   ORIGINAL   REMAINING    W.A.
                          MORTGAGE         PRINCIPAL        PRINCIPAL   GROSS    CREDIT   ORIGINAL   TERM TO     TERM TO     LOAN
PROPERTY TYPE               LOANS           BALANCE          BALANCE    COUPON   SCORE       LTV     MATURITY   MATURITY      AGE
-----------------------   --------   --------------------   ---------   ------   ------   --------   --------   ---------   ------
Single family detached       1,897   $     277,809,041.70       87.49%   6.680%     644      71.86%       323         320        4
Multi Family - 2 Units          88          15,521,500.57        4.89    6.751      618      69.09        333         330        3
Low-rise Condo                  61          10,532,739.50        3.32    6.354      668      71.96        331         327        4
PUD                             43           9,935,807.49        3.13    6.201      663      66.86        315         312        3
Multi Family - 3 Units          12           1,854,478.88        0.58    7.202      623      64.47        346         343        3
Multi Family - 4 Units           6           1,081,341.37        0.34    6.445      667      56.56        301         296        5
High-rise Condo                  4             803,468.82        0.25    5.598      684      53.41        326         321        5
TOTAL:                       2,111   $     317,538,378.33      100.00%   6.657%     644      71.43%       324         320        4

8. OCCUPANCY

                                                             PERCENT
                           NUMBER                           OF LOANS                        W.A.       W.A.        W.A.
                             OF            AGGREGATE            BY       W.A.     W.A.    COMBINED   ORIGINAL   REMAINING    W.A.
                          MORTGAGE         PRINCIPAL        PRINCIPAL   GROSS    CREDIT   ORIGINAL   TERM TO     TERM TO     LOAN
OCCUPANCY                   LOANS           BALANCE          BALANCE    COUPON   SCORE       LTV     MATURITY   MATURITY      AGE
-----------------------   --------   --------------------   ---------   ------   ------   --------   --------   ---------   ------
Primary Owner Occupied       2,015   $     309,790,243.60      97.56%   6.645%     644      71.51%       324         320        4
Investor                        94           7,618,417.06        2.40    7.152      653      68.49        332         328        3
Second/Vacation                  2             129,717.67        0.04    8.017      614      40.15        242         240        1
TOTAL:                       2,111   $     317,538,378.33     100.00%   6.657%     644      71.43%       324         320        4


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                      TOTAL
                            Fixed Rate Mortgage Loans

9. DOCUMENTATION

                                                             PERCENT
                           NUMBER                           OF LOANS                        W.A.       W.A.        W.A.
                             OF            AGGREGATE            BY       W.A.     W.A.    COMBINED   ORIGINAL   REMAINING    W.A.
                          MORTGAGE         PRINCIPAL        PRINCIPAL   GROSS    CREDIT   ORIGINAL   TERM TO     TERM TO     LOAN
DOCUMENTATION               LOANS           BALANCE          BALANCE    COUPON   SCORE       LTV     MATURITY   MATURITY      AGE
-----------------------   --------   --------------------   ---------   ------   ------   --------   --------   ---------   ------
Full                         1,992   $     295,391,884.43       93.03%   6.655%     645      71.46%       325         321        4
Full Doc w/12Mo Bk Stmt        111          21,150,183.57        6.66    6.690      635      71.11        313         310        3
Full Doc w/6Mo Bk Stmt           8             996,310.33        0.31    6.713      609      67.86        277         274        3
TOTAL:                       2,111   $     317,538,378.33      100.00%   6.657%     644      71.43%       324         320        4

10. LOAN PURPOSE

                                                             PERCENT
                           NUMBER                           OF LOANS                        W.A.       W.A.        W.A.
                             OF            AGGREGATE            BY       W.A.     W.A.    COMBINED   ORIGINAL   REMAINING    W.A.
                          MORTGAGE         PRINCIPAL        PRINCIPAL   GROSS    CREDIT   ORIGINAL   TERM TO     TERM TO     LOAN
LOAN PURPOSE                LOANS           BALANCE          BALANCE    COUPON   SCORE       LTV     MATURITY   MATURITY      AGE
-----------------------   --------   --------------------   ---------   ------   ------   --------   --------   ---------   ------
C/O Refi                     1,696   $     253,881,223.85       79.95%   6.708%     636      71.06%       323         320        4
R/T Refi                       215          35,767,604.47       11.26    6.265      671      69.13        319         315        5
Purchase                       200          27,889,550.01        8.78    6.701      683      77.75        337         332        5
TOTAL:                       2,111   $     317,538,378.33      100.00%   6.657%     644      71.43%       324         320        4


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                      TOTAL
                            Fixed Rate Mortgage Loans

11. PRODUCT TYPE

                                                             PERCENT
                           NUMBER                           OF LOANS                        W.A.       W.A.        W.A.
                             OF            AGGREGATE            BY       W.A.     W.A.    COMBINED   ORIGINAL   REMAINING    W.A.
                          MORTGAGE         PRINCIPAL        PRINCIPAL   GROSS    CREDIT   ORIGINAL   TERM TO     TERM TO     LOAN
PRODUCT TYPE                LOANS           BALANCE          BALANCE    COUPON   SCORE       LTV     MATURITY   MATURITY      AGE
-----------------------   --------   --------------------   ---------   ------   ------   --------   --------   ---------   ------
10 YR FIXED                     11   $         972,741.91        0.31%   6.318%     664      59.57%       120         116        4
15 YR FIXED                    302          26,719,379.68        8.41    6.789      632      66.30        180         177        3
15/30 BALLOON                  171          32,133,848.92       10.12    6.417      646      71.62        180         177        3
20 YR FIXED                     38           4,269,292.53        1.34    6.723      641      66.31        240         236        4
25 YR FIXED                     11           1,861,666.72        0.59    6.753      662      73.06        300         295        5
30 YR FIXED                  1,578         251,581,448.57       79.23    6.673      645      72.07        360         356        4
TOTAL:                       2,111   $     317,538,378.33      100.00%   6.657%     644      71.43%       324         320        4

12. LIEN

                                                             PERCENT
                           NUMBER                           OF LOANS                        W.A.       W.A.        W.A.
                             OF            AGGREGATE            BY       W.A.     W.A.    COMBINED   ORIGINAL   REMAINING    W.A.
                          MORTGAGE         PRINCIPAL        PRINCIPAL   GROSS    CREDIT   ORIGINAL   TERM TO     TERM TO     LOAN
LIEN                        LOANS           BALANCE          BALANCE    COUPON   SCORE       LTV     MATURITY   MATURITY      AGE
-----------------------   --------   --------------------   ---------   ------   ------   --------   --------   ---------   ------
1                            2,111   $     317,538,378.33      100.00%   6.657%     644      71.43%       324         320        4
TOTAL:                       2,111   $     317,538,378.33      100.00%   6.657%     644      71.43%       324         320        4


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                      TOTAL
                            Fixed Rate Mortgage Loans

13. MORTGAGE INSURANCE

                                                             PERCENT
                           NUMBER                           OF LOANS
                             OF            AGGREGATE            BY       W.A.     W.A.
                          MORTGAGE         PRINCIPAL        PRINCIPAL   GROSS    CREDIT
MORTGAGE INSURANCE          LOANS           BALANCE          BALANCE    COUPON   SCORE
-----------------------   --------   --------------------   ---------   ------   ------
Amerin Guarantee                68   $       9,917,539.42        3.12%   7.276%     632
MGIC                            97          13,518,936.09        4.26    7.305      631
None                         1,635         252,251,000.32       79.44    6.465      647
Premium Priced (PP)              1             307,591.56        0.10    6.100      621
PMI                             48           6,614,256.10        2.08    7.305      636
RMIC                           109          12,870,916.56        4.05    7.497      631
Triad Guaranty                  49           6,957,892.68        2.19    7.442      642
UGRIC                          104          15,100,245.60        4.76    7.533      629
TOTAL:                       2,111   $     317,538,378.33      100.00%   6.657%     644

                            W.A.       W.A.        W.A.
                          COMBINED   ORIGINAL   REMAINING    W.A.      W.A.
                          ORIGINAL   TERM TO     TERM TO     LOAN       MI
MORTGAGE INSURANCE           LTV     MATURITY   MATURITY      AGE    COVERAGE
-----------------------   --------   --------   ---------   ------   --------
Amerin Guarantee             87.80%       334         330        4      10.64
MGIC                         87.96        316         313        3      10.18
None                         67.12        322         319        4       0.00
Premium Priced (PP)          80.76        360         357        3       0.00
PMI                          87.71        342         339        3      10.06
RMIC                         88.54        322         319        3      11.02
Triad Guaranty               89.18        338         336        2      12.53
UGRIC                        87.73        335         331        4       9.79
TOTAL:                       71.43%       324         320        4      10.56

14. PREPAYMENT PENALTY TERM

                                                             PERCENT
                           NUMBER                           OF LOANS                        W.A.       W.A.        W.A.
PREPAYMENT                   OF            AGGREGATE            BY       W.A.     W.A.    COMBINED   ORIGINAL   REMAINING    W.A.
PENALTY                   MORTGAGE         PRINCIPAL        PRINCIPAL   GROSS    CREDIT   ORIGINAL   TERM TO     TERM TO     LOAN
TERM                        LOANS           BALANCE          BALANCE    COUPON   SCORE       LTV     MATURITY   MATURITY      AGE
-----------------------   --------   --------------------   ---------   ------   ------   --------   --------   ---------   ------
0                              792   $     112,026,962.52       35.28%   6.918%     631      73.02%       316         313        3
12                             182          40,636,794.08       12.80    6.187      665      68.62        339         334        5
24                              31           3,614,798.81        1.14    7.168      632      75.53        337         333        4
36                           1,106         161,259,822.92       50.78    6.583      648      70.93        325         321        4
TOTAL:                       2,111   $     317,538,378.33      100.00%   6.657%     644      71.43%       324         320        4


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                      TOTAL
                            Fixed Rate Mortgage Loans

15. STATE OR TERRITORY

                                                             PERCENT
                           NUMBER                           OF LOANS                        W.A.       W.A.        W.A.
                             OF            AGGREGATE            BY       W.A.     W.A.    COMBINED   ORIGINAL   REMAINING    W.A.
                          MORTGAGE         PRINCIPAL        PRINCIPAL   GROSS    CREDIT   ORIGINAL   TERM TO     TERM TO     LOAN
STATE OR TERRITORY          LOANS           BALANCE          BALANCE    COUPON   SCORE       LTV     MATURITY   MATURITY      AGE
-----------------------   --------   --------------------   ---------   ------   ------   --------   --------   ---------   ------
California                     232   $      61,561,779.29       19.39%   5.722%     693      62.05%       332         327        4
New Jersey                     227          45,479,522.10       14.32    6.732      635      71.74        339         335        4
New York                       143          26,613,587.42        8.38    6.475      641      69.89        333         329        4
Maryland                       125          24,550,803.08        7.73    6.558      629      71.49        288         285        3
Illinois                       107          19,897,867.35        6.27    6.345      660      72.87        335         329        6
Florida                        117          14,337,839.86        4.52    6.989      616      72.91        335         331        3
Virginia                        89          12,835,200.57        4.04    6.690      637      72.43        308         305        3
Pennsylvania                   106          11,063,432.99        3.48    7.100      613      77.33        321         318        3
Texas                           81          10,221,565.90        3.22    7.250      626      78.40        314         311        3
Ohio                            70           6,574,876.47        2.07    7.214      622      79.87        291         288        3
Minnesota                       41           6,377,694.72        2.01    7.020      626      74.50        270         266        3
Georgia                         46           6,035,209.55        1.90    7.074      636      75.81        334         332        3
Indiana                         76           5,119,907.80        1.61    7.482      628      76.57        325         322        3
South Carolina                  62           5,062,123.43        1.59    7.882      605      77.36        323         320        3
Missouri                        53           4,740,868.62        1.49    7.382      628      77.66        325         321        3
Michigan                        50           4,653,492.69        1.47    7.358      622      75.00        351         347        3
North Carolina                  42           3,954,098.23        1.25    7.569      611      79.11        341         338        3
Wisconsin                       38           3,927,325.93        1.24    7.237      637      76.30        272         268        4
District of Columbia            20           3,823,668.40        1.20    6.890      616      68.04        360         357        3
Massachussetts                  20           3,734,164.73        1.18    6.615      634      66.27        339         335        3
Louisiana                       40           3,727,330.59        1.17    7.186      632      73.47        317         313        3
Colorado                        16           3,557,430.43        1.12    6.158      717      75.58        286         281        5
Alabama                         44           3,478,386.91        1.10    7.894      617      77.77        333         330        3
Tennessee                       39           3,147,628.32        0.99    7.495      617      78.87        312         309        3
Mississippi                     43           3,053,720.64        0.96    8.005      596      79.20        275         272        3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                      TOTAL
                            Fixed Rate Mortgage Loans

                                                             PERCENT
                           NUMBER                           OF LOANS                        W.A.       W.A.        W.A.
                             OF            AGGREGATE            BY       W.A.     W.A.    COMBINED   ORIGINAL   REMAINING    W.A.
STATE OR TERRITORY        MORTGAGE         PRINCIPAL        PRINCIPAL   GROSS    CREDIT   ORIGINAL   TERM TO     TERM TO     LOAN
(CONTINUED)                 LOANS           BALANCE          BALANCE    COUPON   SCORE       LTV     MATURITY   MATURITY      AGE
-----------------------   --------   --------------------   ---------   ------   ------   --------   --------   ---------   ------
Connecticut                     14           2,476,459.90        0.78    6.675      611      71.04        349         346        3
Arizona                         13           1,897,049.13        0.60    6.588      669      73.94        360         357        3
Nevada                           9           1,616,912.08        0.51    6.410      661      72.75        311         307        4
Kansas                          30           1,587,882.61        0.50    8.008      613      77.95        275         272        3
Oklahoma                        16           1,451,449.31        0.46    7.523      618      78.81        312         309        3
Iowa                            19           1,268,010.22        0.40    7.475      593      82.33        269         266        3
Washington                       7           1,254,415.93        0.40    7.443      608      81.38        360         355        5
Hawaii                           5           1,212,820.81        0.38    5.744      705      62.82        360         354        6
Rhode Island                     7           1,184,529.87        0.37    6.397      610      62.95        346         343        3
Maine                            7             896,201.66        0.28    7.051      626      75.85        360         358        2
Kentucky                        12             891,147.22        0.28    7.690      631      80.75        294         291        3
West Virginia                    7             795,258.14        0.25    8.121      614      87.30        336         334        2
Delaware                         6             718,467.85        0.23    7.346      629      81.42        332         327        5
Arkansas                        14             647,396.16        0.20    7.897      632      85.95        265         263        3
New Mexico                       7             550,669.21        0.17    7.699      626      70.34        304         300        4
New Hampshire                    3             524,602.84        0.17    6.090      671      72.11        360         355        5
Oregon                           2             417,181.71        0.13    6.592      678      87.29        360         354        6
Nebraska                         2             314,214.12        0.10    8.501      617      91.76        360         356        4
Montana                          2             150,256.15        0.05    6.834      618      80.00        180         177        3
Wyoming                          1             103,260.54        0.03    6.375      653      80.00        360         355        5
North Dakota                     1              50,666.85        0.02    7.125      636      85.00        360         352        8
TOTAL:                       2,111   $     317,538,378.33      100.00%   6.657%     644      71.43%       324         320        4


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                            [LOGO OF BANC OF AMERICA SECURITIES]

                           ABFC 2005-WF1 ISCHUS STRATS

                                              (deal as a whole)
                                 Wtd Avg           Percent of      Wtd Avg
FICO Low  FICO High   LTV    Current Balance    Current Balance     GWAC      % MI
--------  ---------   ----   ---------------  -----------------   --------   -----
              N/A     > 65         86,397.80               0.19      8.159   19.76
500           524     > 65        125,767.09               2.35      8.543    2.41
525           549     > 65        137,628.54               6.05      7.689    6.67
550           574     > 65        154,251.04              13.10      6.922   41.65
575           599     > 70        157,923.34              14.52      6.807   61.58
600           624     > 70        162,408.27              16.09      6.735   67.37
625           649     > 70        162,851.01              12.36      6.599   66.71
650           674     > 80        158,934.22               5.19      6.644     100
675           699     > 80        185,867.97               2.20      6.503     100
700           724     > 80        168,602.62               0.75      6.350     100
725           749     > 85        166,136.52               0.27      6.415     100
750           774     > 85        165,702.65               0.20      6.515     100
775           799     > 85        197,465.31               0.13      6.107     100
800           max     > 85        200,517.16               0.03      6.024     100

          Wtd Avg   Wtd Avg
FICO Low    FICO      LTV      % SFD    % PUD   % Owner Occ  % Full Doc  % Stated Doc
--------  -------   --------   ------   -----   ------------ ----------  ------------
                0      78.36    89.51    0.00         100.00     100.00          0.00
500           516      75.04    91.60    1.96          99.60     100.00          0.00
525           538      76.22    90.96    1.37          99.06     100.00          0.00
550           564      80.67    91.77    1.42          98.80     100.00          0.00
575           586      84.35    92.10    1.71          99.85      99.70          0.00
600           612      86.68    89.99    1.06          99.16      99.96          0.00
625           637      86.98    91.82    1.82          98.28     100.00          0.00
650           661      91.92    91.56    1.32          99.66     100.00          0.00
675           685      92.18    91.13    0.82         100.00      99.78          0.22
700           712      92.46    96.43    0.00          99.56     100.00          0.00
725           737      96.14   100.00    0.00         100.00     100.00          0.00
750           763      92.84   100.00    0.00         100.00     100.00          0.00
775           784      94.13    67.58    0.00         100.00     100.00          0.00
800           806      95.97   100.00    0.00         100.00     100.00          0.00

                                       (deal as a whole)
                          Wtd Avg           Percent of      Wtd Avg            Wtd Avg
LTV Low   LTV High   Current Balance    Current Balance     GWAC       % MI      FICO
--------  --------   ---------------  -----------------   --------    -----    -------
0            59           143,623.95               8.94       6.196       0        633
60%          64%          167,982.73               4.92       6.237       0        618
65%          69%          177,253.44               6.71       6.404       0        604
70%          74%          163,058.06               8.92       6.539       0        599
75%          79%          162,505.42              12.77       6.616       0        601
80%          84%          159,409.38              19.48       6.637   23.31        608
85%          89%          167,082.32              12.44       6.802     100        609
90%          94%          154,444.82              15.01       6.985     100        613
95%          99%          150,614.90               5.60       7.035     100        637
100%        max           140,926.06               5.21       7.220     100        644

          Wtd Avg
LTV Low     LTV      % SFD    % PUD   % Owner Occ  % Full Doc  % Stated Doc
--------  --------   ------   -----   ------------ ----------  ------------
0            49.42    84.94    3.37          96.71      99.82          0.18
60%          62.56    84.53    3.24          97.35     100.00          0.00
65%          67.44    87.87    1.44          97.61     100.00          0.00
70%          72.23    88.62    3.56          95.44     100.00          0.00
75%          77.11    91.70    1.29          96.78     100.00          0.00
80%          80.80    89.64    1.68          99.18      99.98          0.02
85%          86.56    92.41    0.89          99.71      99.72          0.00
90%          90.46    90.85    1.63          99.87      99.94          0.00
95%          95.28    90.62    1.40         100.00     100.00          0.00
100%        100.00    92.92    0.48         100.00      99.88          0.00

                                       (deal as a whole)
                          Wtd Avg           Percent of      Wtd Avg            Wtd Avg
FICO Low  FICO High   Current Balance    Current Balance     GWAC      % MI      FICO
--------  ---------   ---------------  -----------------   --------   -----    -------
625             649        188,691.90               0.02      5.575       0        646
675             699         57,054.31               0.00      7.800     100        683

          Wtd Avg
FICO Low    LTV      % SFD    % PUD   % Owner Occ  % Full Doc  % Stated Doc
--------  --------   ------   -----   -----------  ----------  ------------
625          52.63   100.00    0.00        100.00        0.00        100.00
675          81.77   100.00    0.00        100.00        0.00        100.00

         NO IO, 2ND LIEN OR MH LOANS IN THE POOL, DTI IS NOT AVAILABLE.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                      TOTAL
                          Loans with Mortgage Insurance

1. CURRENT MORTGAGE RATE

                                                             PERCENT
                           NUMBER                           OF LOANS                        W.A.       W.A.        W.A.
                             OF            AGGREGATE            BY       W.A.     W.A.    COMBINED   ORIGINAL   REMAINING    W.A.
                          MORTGAGE         PRINCIPAL        PRINCIPAL   GROSS    CREDIT   ORIGINAL   TERM TO     TERM TO     LOAN
CURRENT MORTGAGE RATE       LOANS           BALANCE          BALANCE    COUPON   SCORE       LTV     MATURITY   MATURITY      AGE
-----------------------   --------   --------------------   ---------   ------   ------   --------   --------   ---------   ------
4.501% to 5.000%                12   $       3,061,336.47        0.60%   4.922%     672      87.25%       360         358        2
5.001% to 5.500%                61          12,541,927.93        2.47    5.426      652      87.29        360         357        3
5.501% to 6.000%               269          55,540,177.50       10.95    5.852      636      88.21        359         357        3
6.001% to 6.500%               507          99,146,717.91       19.55    6.341      629      89.48        358         355        3
6.501% to 7.000%               807         139,106,063.49       27.43    6.816      619      90.51        356         353        3
7.001% to 7.500%               656          98,270,621.20       19.37    7.306      611      91.58        357         354        3
7.501% to 8.000%               500          61,787,708.06       12.18    7.798      607      92.20        351         348        3
8.001% to 8.500%               209          19,902,015.53        3.92    8.300      594      91.42        354         351        3
8.501% to 9.000%               125          11,910,422.30        2.35    8.776      592      90.39        344         340        4
9.001% to 9.500%                44           3,538,258.13        0.70    9.301      569      88.07        356         352        4
9.501% to 10.000%               18           1,587,243.90        0.31    9.814      580      87.21        360         356        4
10.001% to 10.500%              10             546,569.39        0.11   10.386      536      85.26        360         358        2
10.501% to 11.000%               3             154,244.54        0.03   10.783      523      85.00        360         354        6
11.001% to 11.500%               1              38,220.78        0.01   11.250      564      85.00        360         358        2
11.501% to 12.000%               1              72,159.32        0.01   11.650      574      85.00        360         356        4
TOTAL:                       3,223   $     507,203,686.45      100.00%   6.924%     619      90.37%       356         353        3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                      TOTAL
                          Loans with Mortgage Insurance

2. ORIGINAL COMBINED LTV

                                                             PERCENT
                           NUMBER                           OF LOANS                        W.A.       W.A.        W.A.
                             OF            AGGREGATE            BY       W.A.     W.A.    COMBINED   ORIGINAL   REMAINING    W.A.
                          MORTGAGE         PRINCIPAL        PRINCIPAL   GROSS    CREDIT   ORIGINAL   TERM TO     TERM TO     LOAN
ORIGINAL COMBINED LTV       LOANS           BALANCE          BALANCE    COUPON   SCORE       LTV     MATURITY   MATURITY      AGE
-----------------------   --------   --------------------   ---------   ------   ------   --------   --------   ---------   ------
80.01% to 90.00%             2,208   $     356,423,631.06       70.27%   6.851%     610      87.58%       355         352        3
90.01% to 100.00%            1,015         150,780,055.39       29.73    7.095      640      96.96        359         356        3
TOTAL:                       3,223   $     507,203,686.45      100.00%   6.924%     619      90.37%       356         353        3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                      TOTAL
                          Loans with Mortgage Insurance

3. STATISTICAL CUT-OFF BALANCE

                                                             PERCENT
                           NUMBER                           OF LOANS                        W.A.       W.A.        W.A.
                             OF            AGGREGATE            BY       W.A.     W.A.    COMBINED   ORIGINAL   REMAINING    W.A.
STATISTICAL CUT-OFF       MORTGAGE         PRINCIPAL        PRINCIPAL   GROSS    CREDIT   ORIGINAL   TERM TO     TERM TO     LOAN
BALANCE                    LOANS           BALANCE          BALANCE    COUPON    SCORE      LTV      MATURITY   MATURITY      AGE
-----------------------   --------   --------------------   ---------   ------   ------   --------   --------   ---------   ------
$1 to $50,000                  172   $       6,713,158.97        1.32%   8.119%     604      90.20%       343         340        3
$50,001 to $100,000            737          57,269,199.33       11.29    7.578      613      91.28        352         349        3
$100,001 to $150,000           889         110,490,437.08       21.78    7.100      618      91.14        355         353        3
$150,001 to $200,000           604         104,445,919.42       20.59    6.861      616      90.40        358         355        3
$200,001 to $250,000           355          78,692,859.83       15.52    6.688      622      89.99        356         353        3
$250,001 to $300,000           217          59,089,235.61       11.65    6.626      624      89.58        358         356        3
$300,001 to $350,000           129          41,857,040.43        8.25    6.689      621      89.72        357         355        3
$350,001 to $400,000            73          27,310,880.45        5.38    6.692      615      89.80        355         352        2
$400,001 to $450,000            27          11,482,204.46        2.26    6.719      634      90.21        360         357        3
$450,001 to $500,000            14           6,652,511.29        1.31    6.490      620      89.28        360         357        3
$500,001 to $550,000             5           2,625,009.97        0.52    6.682      624      86.64        360         357        3
$550,001 to $600,000             1             575,229.61        0.11    6.375      654      85.00        360         358        2
TOTAL:                       3,223   $     507,203,686.45      100.00%   6.924%     619      90.37%       356         353        3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                      TOTAL
                          Loans with Mortgage Insurance

4. ORIGINAL TERM

                                                             PERCENT
                           NUMBER                           OF LOANS                        W.A.       W.A.        W.A.
                             OF            AGGREGATE            BY       W.A.     W.A.    COMBINED   ORIGINAL   REMAINING    W.A.
                          MORTGAGE         PRINCIPAL        PRINCIPAL   GROSS    CREDIT   ORIGINAL   TERM TO     TERM TO     LOAN
ORIGINAL TERM               LOANS           BALANCE          BALANCE    COUPON   SCORE       LTV     MATURITY   MATURITY      AGE
-----------------------   --------   --------------------   ---------   ------   ------   --------   --------   ---------   ------
169 to 180                      92   $      10,622,035.07        2.09%   7.368%     626      87.04%       180         177        3
229 to 240                       4             327,826.88        0.06    7.721      621      88.71        240         237        3
289 to 300                       3             540,441.47        0.11    7.624      637      91.57        300         294        6
349 to 360                   3,124         495,713,383.03       97.73    6.913      619      90.44        360         357        3
TOTAL:                       3,223   $     507,203,686.45      100.00%   6.924%     619      90.37%       356         353        3

5. REMAINING TERM

                                                             PERCENT
                           NUMBER                           OF LOANS                        W.A.       W.A.        W.A.
                             OF            AGGREGATE            BY       W.A.     W.A.    COMBINED   ORIGINAL   REMAINING    W.A.
                          MORTGAGE         PRINCIPAL        PRINCIPAL   GROSS    CREDIT   ORIGINAL   TERM TO     TERM TO     LOAN
REMAINING TERM              LOANS           BALANCE          BALANCE    COUPON   SCORE       LTV     MATURITY   MATURITY      AGE
-----------------------   --------   --------------------   ---------   ------   ------   --------   --------   ---------   ------
169 to 180                      92   $      10,622,035.07        2.09%   7.368%     626      87.04%       180         177        3
229 to 240                       4             327,826.88        0.06    7.721      621      88.71        240         237        3
289 to 300                       3             540,441.47        0.11    7.624      637      91.57        300         294        6
337 to 348                       7           1,256,382.32        0.25    6.591      604      86.01        360         348       12
349 to 360                   3,117         494,457,000.71       97.49    6.914      619      90.45        360         357        3
TOTAL:                       3,223   $     507,203,686.45     100.00%    6.924%     619      90.37%       356         353        3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                      TOTAL
                          Loans with Mortgage Insurance

6. FICO SCORE

                                                             PERCENT
                           NUMBER                           OF LOANS                        W.A.       W.A.        W.A.
                             OF            AGGREGATE            BY       W.A.     W.A.    COMBINED   ORIGINAL   REMAINING    W.A.
                          MORTGAGE         PRINCIPAL        PRINCIPAL   GROSS    CREDIT   ORIGINAL   TERM TO     TERM TO     LOAN
FICO SCORE                  LOANS           BALANCE          BALANCE    COUPON   SCORE       LTV     MATURITY   MATURITY      AGE
-----------------------   --------   --------------------   ---------   ------   ------   --------   --------   ---------   ------
Not Available                    6   $         443,881.89        0.09%   8.860%       0      84.68%       360         357        3
501 to 520                       2              55,717.38        0.01   10.023      520      84.69        360         356        4
521 to 540                      31           3,317,741.01        0.65    9.214      532      85.13        356         352        4
541 to 560                      76           9,384,419.00        1.85    7.704      555      86.54        358         355        3
561 to 580                     553          84,039,338.46       16.57    7.194      570      87.51        358         355        3
581 to 600                     565          85,913,461.57       16.94    7.045      590      89.24        357         354        3
601 to 620                     611          97,055,064.19       19.14    6.971      610      91.02        355         353        3
621 to 640                     546          88,573,748.62       17.46    6.817      630      91.57        356         353        3
641 to 660                     395          62,801,112.73       12.38    6.728      649      91.66        355         352        3
661 to 680                     254          43,128,425.60        8.50    6.604      670      92.41        355         352        3
681 to 700                      84          15,516,170.05        3.06    6.408      689      91.00        351         347        3
701 to 720                      42           7,129,723.57        1.41    6.289      710      91.88        359         357        3
721 to 740                      22           3,792,831.93        0.75    6.440      729      94.91        360         357        3
741 to 760                      16           2,476,601.18        0.49    6.432      748      92.05        360         357        3
761 to 780                      12           2,245,623.74        0.44    6.206      771      94.63        360         357        3
781 to 800                       5             835,486.95        0.16    6.327      791      91.97        360         357        3
801 to 820                       3             494,338.58        0.10    5.973      807      93.90        360         358        2
TOTAL:                       3,223   $     507,203,686.45      100.00%   6.924%     619      90.37%       356         353        3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                      TOTAL
                          Loans with Mortgage Insurance

7. PROPERTY TYPE

                                                             PERCENT
                           NUMBER                           OF LOANS                        W.A.       W.A.        W.A.
                             OF            AGGREGATE            BY       W.A.     W.A.    COMBINED   ORIGINAL   REMAINING    W.A.
                          MORTGAGE         PRINCIPAL        PRINCIPAL   GROSS    CREDIT   ORIGINAL   TERM TO     TERM TO     LOAN
PROPERTY TYPE               LOANS           BALANCE          BALANCE    COUPON   SCORE       LTV     MATURITY   MATURITY      AGE
-----------------------   --------   --------------------   ---------   ------   ------   --------   --------   ---------   ------
Single family detached       2,982   $     464,687,859.93       91.62%   6.928%     619      90.38%       356         353        3
Low-rise Condo                 115          19,370,786.59        3.82    6.790      620      91.27        357         355        3
Multi Family - 2 Units          89          16,472,870.55        3.25    6.867      622      89.43        358         355        3
PUD                             35           6,379,795.11        1.26    7.163      619      89.59        347         344        3
Multi Family - 4 Units           1             188,619.12        0.04    5.950      695      84.00        360         358        2
Townhouse                        1             103,755.15        0.02    7.250      570      88.89        360         357        3
TOTAL:                       3,223   $     507,203,686.45      100.00%   6.924%     619      90.37%       356         353        3

8. OCCUPANCY

                                                             PERCENT
                           NUMBER                           OF LOANS                        W.A.       W.A.        W.A.
                             OF            AGGREGATE            BY       W.A.     W.A.    COMBINED   ORIGINAL   REMAINING    W.A.
                          MORTGAGE         PRINCIPAL        PRINCIPAL   GROSS    CREDIT   ORIGINAL   TERM TO     TERM TO     LOAN
OCCUPANCY                   LOANS           BALANCE          BALANCE    COUPON   SCORE       LTV     MATURITY   MATURITY      AGE
-----------------------   --------   --------------------   ---------   ------   ------   --------   --------   ---------   ------
Primary Owner Occupied       3,215   $     506,538,529.73       99.87%   6.924%     619      90.37%       356         353        3
Second/Vacation                  8             665,156.72        0.13    6.630      649      87.67        360         357        3
TOTAL:                       3,223   $     507,203,686.45      100.00%   6.924%     619      90.37%       356         353        3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                      TOTAL
                          Loans with Mortgage Insurance

9. DOCUMENTATION

                                                             PERCENT
                           NUMBER                           OF LOANS                        W.A.       W.A.        W.A.
                             OF            AGGREGATE            BY       W.A.     W.A.    COMBINED   ORIGINAL   REMAINING    W.A.
                          MORTGAGE         PRINCIPAL        PRINCIPAL   GROSS    CREDIT   ORIGINAL   TERM TO     TERM TO     LOAN
DOCUMENTATION               LOANS           BALANCE          BALANCE    COUPON   SCORE       LTV     MATURITY   MATURITY      AGE
-----------------------   --------   --------------------   ---------   ------   ------   --------   --------   ---------   ------
Full                         3,088   $     482,339,499.48       95.10%   6.941%     619      90.50%       356         354        3
Full Doc w/12Mo Bk Stmt        129          23,750,365.56        4.68    6.570      620      87.88        352         350        2
No Documentation                 3             598,061.78        0.12    7.348      586      90.83        360         358        2
Full Doc w/6Mo Bk Stmt           2             458,705.32        0.09    5.996      616      85.92        360         358        2
Stated Income                    1              57,054.31        0.01    7.800      683      81.77        360         357        3
TOTAL:                       3,223   $     507,203,686.45      100.00%   6.924%     619      90.37%       356         353        3

10. LOAN PURPOSE

                                                             PERCENT
                           NUMBER                           OF LOANS                        W.A.       W.A.        W.A.
                             OF            AGGREGATE            BY       W.A.     W.A.    COMBINED   ORIGINAL   REMAINING    W.A.
                          MORTGAGE         PRINCIPAL        PRINCIPAL   GROSS    CREDIT   ORIGINAL   TERM TO     TERM TO     LOAN
LOAN PURPOSE                LOANS           BALANCE          BALANCE    COUPON   SCORE       LTV     MATURITY   MATURITY      AGE
-----------------------   --------   --------------------   ---------   ------   ------   --------   --------   ---------   ------
C/O Refi                     1,906   $     323,599,672.95       63.80%   6.808%     616      88.46%       355         352        3
Purchase                       988         133,501,458.33       26.32    7.221      625      94.68        359         356        3
R/T Refi                       329          50,102,555.17        9.88    6.879      621      91.16        355         352        3
TOTAL:                       3,223   $     507,203,686.45      100.00%   6.924%     619      90.37%       356         353        3

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                      TOTAL
                          Loans with Mortgage Insurance

11. PRODUCT TYPE

                                                             PERCENT
                           NUMBER                           OF LOANS                        W.A.       W.A.        W.A.
                             OF            AGGREGATE            BY       W.A.     W.A.    COMBINED   ORIGINAL   REMAINING    W.A.
                          MORTGAGE         PRINCIPAL        PRINCIPAL   GROSS    CREDIT   ORIGINAL   TERM TO     TERM TO     LOAN
PRODUCT TYPE                LOANS           BALANCE          BALANCE    COUPON   SCORE       LTV     MATURITY   MATURITY      AGE
-----------------------   --------   --------------------   ---------   ------   ------   --------   --------   ---------   ------
1 /29 TSY1Y                      2   $         639,695.76        0.13%   6.680%     607      90.00%       360         357        3
15 YR FIXED                     52           4,265,550.93        0.84    7.713      621      87.70        180         177        3
15/30 BALLOON                   40           6,356,484.14        1.25    7.136      630      86.59        180         177        3
20 YR FIXED                      4             327,826.88        0.06    7.721      621      88.71        240         237        3
25 YR FIXED                      3             540,441.47        0.11    7.624      637      91.57        300         294        6
2/28 6ML                     2,543         408,106,378.70       80.46    6.855      616      90.76        360         357        3
30 YR FIXED                    377          53,797,074.59       10.61    7.402      634      88.23        360         357        3
3/27 6ML                       202          33,170,233.98        6.54    6.837      626      90.07        360         357        3
TOTAL:                       3,223   $     507,203,686.45      100.00%   6.924%     619      90.37%       356         353        3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                      TOTAL
                          Loans with Mortgage Insurance

12. LIEN

                                                             PERCENT
                           NUMBER                           OF LOANS                        W.A.       W.A.        W.A.
                             OF            AGGREGATE            BY       W.A.     W.A.    COMBINED   ORIGINAL   REMAINING    W.A.
                          MORTGAGE         PRINCIPAL        PRINCIPAL   GROSS    CREDIT   ORIGINAL   TERM TO     TERM TO     LOAN
LIEN                        LOANS           BALANCE          BALANCE    COUPON   SCORE       LTV     MATURITY   MATURITY      AGE
-----------------------   --------   --------------------   ---------   ------   ------   --------   --------   ---------   ------
1                            3,223   $     507,203,686.45      100.00%   6.924%     619      90.37%       356         353        3
TOTAL:                       3,223   $     507,203,686.45      100.00%   6.924%     619      90.37%       356         353        3

13. MORTGAGE INSURANCE

                                                             PERCENT
                           NUMBER                           OF LOANS
                             OF            AGGREGATE            BY       W.A.     W.A.
                          MORTGAGE         PRINCIPAL        PRINCIPAL   GROSS    CREDIT
MORTGAGE INSURANCE          LOANS           BALANCE          BALANCE    COUPON   SCORE
-----------------------   --------   --------------------   ---------   ------   ------
Amerin Guarantee               422   $      65,429,730.89       12.90%   6.880%     617
MGIC                           603          96,681,655.57       19.06    6.824      616
Premium Priced (PP)             13           1,965,636.32        0.39    7.382      603
PMI                            496          77,087,496.02       15.20    7.046      627
RMIC                           763         118,047,718.86       23.27    6.916      620
Triad Guaranty                 333          52,417,743.13       10.33    6.886      624
UGRIC                          593          95,573,705.66       18.84    6.975      612
TOTAL:                       3,223   $     507,203,686.45      100.00%   6.924%     619

                            W.A.       W.A.        W.A.
                          COMBINED   ORIGINAL   REMAINING    W.A.      W.A.
                          ORIGINAL   TERM TO     TERM TO     LOAN       MI
MORTGAGE INSURANCE           LTV     MATURITY   MATURITY      AGE    COVERAGE
-----------------------   --------   --------   ---------   ------   --------
Amerin Guarantee             89.84%       356         353        3      13.18
MGIC                         88.89        354         351        3      10.94
Premium Priced (PP)          91.98        360         357        3       0.00
PMI                          93.40        358         356        3      20.76
RMIC                         90.67        356         353        3      14.67
Triad Guaranty               91.21        357         355        2      15.64
UGRIC                        88.91        356         353        3      11.09
TOTAL:                       90.37%       356         353        3      14.12


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                      TOTAL
                          Loans with Mortgage Insurance

14. PREPAYMENT PENALTY TERM

                                                             PERCENT
                           NUMBER                           OF LOANS                        W.A.       W.A.        W.A.
                             OF            AGGREGATE            BY       W.A.     W.A.    COMBINED   ORIGINAL   REMAINING    W.A.
                          MORTGAGE         PRINCIPAL        PRINCIPAL   GROSS    CREDIT   ORIGINAL   TERM TO     TERM TO     LOAN
PREPAYMENT PENALTY TERM     LOANS           BALANCE          BALANCE    COUPON   SCORE       LTV     MATURITY   MATURITY      AGE
-----------------------   --------   --------------------   ---------   ------   ------   --------   --------   ---------   ------
0                            1,197   $     195,232,141.77       38.49%   6.982%     620      90.15%       356         353        3
12                              48           9,223,459.53        1.82    7.116      627      87.69        357         353        4
24                           1,604         250,409,896.27       49.37    6.814      615      90.96        360         357        3
36                             374          52,338,188.88       10.32    7.198      630      88.82        338         335        3
TOTAL:                       3,223   $     507,203,686.45      100.00%   6.924%     619      90.37%       356         353        3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                      TOTAL
                        Loans with No Mortgage Insurance

1. CURRENT MORTGAGE RATE

                                                             PERCENT
                           NUMBER                           OF LOANS                        W.A.       W.A.        W.A.
                             OF            AGGREGATE            BY       W.A.     W.A.    COMBINED   ORIGINAL   REMAINING    W.A.
                          MORTGAGE         PRINCIPAL        PRINCIPAL   GROSS    CREDIT   ORIGINAL   TERM TO     TERM TO     LOAN
CURRENT MORTGAGE RATE       LOANS           BALANCE          BALANCE    COUPON   SCORE       LTV     MATURITY   MATURITY      AGE
-----------------------   --------   --------------------   ---------   ------   ------   --------   --------   ---------   ------
4.001% to 4.500%                 2   $         551,853.62        0.08%   4.500%     782      58.86%       309         302        7
4.501% to 5.000%               169          41,751,057.92        6.17    4.871      667      65.02        342         338        4
5.001% to 5.500%               378          87,343,674.03       12.90    5.356      657      68.07        350         347        4
5.501% to 6.000%               734         148,219,341.75       21.89    5.833      630      70.18        347         344        3
6.001% to 6.500%               747         129,264,913.33       19.09    6.312      610      71.45        346         343        3
6.501% to 7.000%               714         105,850,521.23       15.63    6.811      592      70.83        337         334        3
7.001% to 7.500%               423          53,205,513.10        7.86    7.319      579      71.27        347         344        3
7.501% to 8.000%               421          49,038,943.47        7.24    7.810      560      72.09        351         349        3
8.001% to 8.500%               221          22,880,534.97        3.38    8.320      549      72.61        352         349        3
8.501% to 9.000%               214          22,442,461.05        3.31    8.802      534      72.83        354         352        3
9.001% to 9.500%                98           8,566,024.79        1.27    9.282      530      73.17        355         352        3
9.501% to 10.000%               77           5,181,659.43        0.77    9.815      533      73.19        345         342        3
10.001% to 10.500%              34           2,029,467.63        0.30   10.351      536      73.63        348         344        4
10.501% to 11.000%               9             516,929.78        0.08   10.717      532      68.23        340         336        4
11.001% to 11.500%               5             252,125.98        0.04   11.125      525      69.80        318         315        3
TOTAL:                       4,246   $     677,095,022.08      100.00%   6.491%     609      70.39%       346         343        3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                      TOTAL
                        Loans with No Mortgage Insurance

2. ORIGINAL COMBINED LTV

                                                             PERCENT
                           NUMBER                           OF LOANS                        W.A.       W.A.        W.A.
                             OF            AGGREGATE            BY       W.A.     W.A.    COMBINED   ORIGINAL   REMAINING    W.A.
                          MORTGAGE         PRINCIPAL        PRINCIPAL   GROSS    CREDIT   ORIGINAL   TERM TO     TERM TO     LOAN
ORIGINAL COMBINED LTV       LOANS           BALANCE          BALANCE    COUPON   SCORE       LTV     MATURITY   MATURITY      AGE
-----------------------   --------   --------------------   ---------   ------   ------   --------   --------   ---------   ------
0.01% to 10.00%                  2   $         264,548.42        0.04%   7.394%     592       8.47%       360         355        5
10.01% to 20.00%                10             581,980.02        0.09    7.062      657      17.23        250         247        3
20.01% to 30.00%                34           3,358,828.80        0.50    6.141      673      26.66        290         286        4
30.01% to 40.00%                96          11,326,521.09        1.67    6.216      656      35.68        327         323        4
40.01% to 50.00%               216          29,872,578.29        4.41    6.098      640      45.94        327         323        4
50.01% to 60.00%               405          63,435,567.02        9.37    6.246      621      55.68        344         340        3
60.01% to 70.00%               975         164,692,854.07       24.32    6.395      606      66.31        345         342        3
70.01% to 80.00%             2,508         403,562,144.37       59.60    6.608      604      77.63        349         346        3
TOTAL:                       4,246   $     677,095,022.08      100.00%   6.491%     609      70.39%       346         343        3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                      TOTAL
                        Loans with No Mortgage Insurance

3. STATISTICAL CUT-OFF BALANCE

                                                             PERCENT
                           NUMBER                           OF LOANS                        W.A.       W.A.        W.A.
                             OF            AGGREGATE            BY       W.A.     W.A.    COMBINED   ORIGINAL   REMAINING    W.A.
STATISTICAL CUT-OFF       MORTGAGE         PRINCIPAL        PRINCIPAL   GROSS    CREDIT   ORIGINAL   TERM TO     TERM TO     LOAN
BALANCE                     LOANS           BALANCE          BALANCE    COUPON   SCORE       LTV     MATURITY   MATURITY      AGE
-----------------------   --------   --------------------   ---------   ------   ------   --------   --------   ---------   ------
$1 to $50,000                  447   $      16,569,115.09        2.45%   7.989%     590      65.39%       315         312        3
$50,001 to $100,000            974          75,877,242.71       11.21    7.219      592      69.83        341         338        3
$100,001 to $150,000           953         119,015,275.38       17.58    6.853      595      70.93        346         343        3
$150,001 to $200,000           761         132,282,134.93       19.54    6.505      599      69.88        350         347        3
$200,001 to $250,000           438          98,074,034.43       14.48    6.422      606      71.18        346         343        3
$250,001 to $300,000           262          71,297,413.98       10.53    6.193      613      70.64        353         350        3
$300,001 to $350,000           168          54,337,707.32        8.03    5.952      628      70.16        346         343        3
$350,001 to $400,000           123          46,503,434.72        6.87    5.763      650      69.26        350         346        4
$400,001 to $450,000            37          15,829,171.73        2.34    5.824      635      73.37        344         341        3
$450,001 to $500,000            21          10,110,395.12        1.49    5.672      638      72.36        351         348        3
$500,001 to $550,000            20          10,485,200.28        1.55    6.211      615      72.91        341         338        3
$550,001 to $600,000            20          11,556,697.41        1.71    5.740      647      68.30        333         329        4
$600,001 to $650,000             8           5,036,002.83        0.74    6.200      631      74.34        338         334        4
$650,001 to $700,000             7           4,750,745.37        0.70    6.703      639      74.58        334         332        2
$700,001 to $750,000             3           2,219,613.98        0.33    5.684      628      71.60        360         358        2
$750,001 to $800,000             3           2,334,689.81        0.34    6.344      640      64.62        360         358        2
$800,001 or greater              1             816,146.99        0.12    5.750      639      68.08        360         359        1
TOTAL:                       4,246   $     677,095,022.08      100.00%   6.491%     609      70.39%       346         343        3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                      TOTAL
                        Loans with No Mortgage Insurance

4. ORIGINAL TERM

                                                             PERCENT
                           NUMBER                           OF LOANS                        W.A.       W.A.        W.A.
                             OF            AGGREGATE            BY       W.A.     W.A.    COMBINED   ORIGINAL   REMAINING    W.A.
                          MORTGAGE         PRINCIPAL        PRINCIPAL   GROSS    CREDIT   ORIGINAL   TERM TO     TERM TO     LOAN
ORIGINAL TERM               LOANS           BALANCE          BALANCE    COUPON   SCORE       LTV     MATURITY   MATURITY      AGE
-----------------------   --------   --------------------   ---------   ------   ------   --------   --------   ---------   ------
109 to 120                      11   $         972,741.91        0.14%   6.318%     664      59.57%       120         116        4
169 to 180                     381          48,231,193.53        7.12    6.414      642      65.28        180         176        4
229 to 240                      34           3,941,465.65        0.58    6.640      642      64.45        240         236        4
289 to 300                       8           1,321,225.25        0.20    6.396      672      65.49        300         296        4
349 to 360                   3,812         622,628,395.74       91.96    6.497      606      70.85        360         357        3
TOTAL:                       4,246   $     677,095,022.08      100.00%   6.491%     609      70.39%       346         343        3

5. REMAINING TERM

                                                             PERCENT
                           NUMBER                           OF LOANS                        W.A.       W.A.        W.A.
                             OF            AGGREGATE            BY       W.A.     W.A.    COMBINED   ORIGINAL   REMAINING    W.A.
                          MORTGAGE         PRINCIPAL        PRINCIPAL   GROSS    CREDIT   ORIGINAL   TERM TO     TERM TO     LOAN
REMAINING TERM              LOANS           BALANCE          BALANCE    COUPON   SCORE       LTV     MATURITY   MATURITY      AGE
-----------------------   --------   --------------------   ---------   ------   ------   --------   --------   ---------   ------
109 to 120                      11   $         972,741.91        0.14%   6.318%     664      59.57%       120         116        4
157 to 168                       1             107,848.85        0.02    5.000      760      48.94        180         167       13
169 to 180                     380          48,123,344.68        7.11    6.417      642      65.32        180         177        3
229 to 240                      34           3,941,465.65        0.58    6.640      642      64.45        240         236        4
289 to 300                       8           1,321,225.25        0.20    6.396      672      65.49        300         296        4
337 to 348                       6           1,589,278.13        0.23    6.220      658      69.35        360         348       12
349 to 360                   3,806         621,039,117.61       91.72    6.497      606      70.85        360         357        3
TOTAL:                       4,246   $     677,095,022.08      100.00%   6.491%     609      70.39%       346         343        3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                      TOTAL
                        Loans with No Mortgage Insurance

6. FICO SCORE

                                                             PERCENT
                           NUMBER                           OF LOANS                        W.A.       W.A.        W.A.
                             OF            AGGREGATE            BY       W.A.     W.A.    COMBINED   ORIGINAL   REMAINING    W.A.
                          MORTGAGE         PRINCIPAL        PRINCIPAL   GROSS    CREDIT   ORIGINAL   TERM TO     TERM TO     LOAN
FICO SCORE                  LOANS           BALANCE          BALANCE    COUPON   SCORE       LTV     MATURITY   MATURITY      AGE
-----------------------   --------   --------------------   ---------   ------   ------   --------   --------   ---------   ------
Not Available                   33   $       2,516,781.65        0.37%   8.032%       0      68.66%       353         350        3
481 to 500                       6             827,029.06        0.12    8.904      500      69.19        360         357        3
501 to 520                     172          19,770,061.07        2.92    8.768      511      70.43        359         356        2
521 to 540                     458          59,287,923.90        8.76    7.895      530      72.23        356         354        3
541 to 560                     550          80,314,585.48       11.86    7.048      550      70.58        356         354        3
561 to 580                     691         110,729,848.56       16.35    6.390      570      70.90        349         346        3
581 to 600                     514          82,920,008.44       12.25    6.383      590      70.84        347         344        3
601 to 620                     477          76,100,619.42       11.24    6.282      610      71.51        342         339        3
621 to 640                     401          63,941,784.91        9.44    6.188      630      72.39        346         344        3
641 to 660                     306          50,558,048.15        7.47    6.116      650      70.96        340         337        3
661 to 680                     193          35,999,522.86        5.32    5.930      670      71.31        338         334        4
681 to 700                     129          26,119,311.05        3.86    5.751      690      69.95        335         331        4
701 to 720                      83          17,476,025.66        2.58    5.588      710      67.37        337         333        4
721 to 740                      67          12,767,258.75        1.89    5.655      731      66.83        330         324        6
741 to 760                      56          11,999,020.57        1.77    5.522      752      62.55        332         326        6
761 to 780                      63          14,160,252.53        2.09    5.484      771      59.01        339         334        5
781 to 800                      35           8,971,957.51        1.33    5.495      790      61.08        313         308        5
801 to 820                      12           2,634,982.51        0.39    5.158      807      54.38        341         336        5
TOTAL:                       4,246   $     677,095,022.08      100.00%   6.491%     609      70.39%       346         343        3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                      TOTAL
                        Loans with No Mortgage Insurance

7. PROPERTY TYPE

                                                             PERCENT
                           NUMBER                           OF LOANS                        W.A.       W.A.        W.A.
                             OF            AGGREGATE            BY       W.A.     W.A.    COMBINED   ORIGINAL   REMAINING    W.A.
                          MORTGAGE         PRINCIPAL        PRINCIPAL   GROSS    CREDIT   ORIGINAL   TERM TO     TERM TO     LOAN
PROPERTY TYPE               LOANS           BALANCE          BALANCE    COUPON   SCORE       LTV     MATURITY   MATURITY      AGE
-----------------------   --------   --------------------   ---------   ------   ------   --------   --------   ---------   ------
Single family detached       3,805   $     598,488,492.68       88.39%   6.508%     608      70.64%       346         343        3
Multi Family - 2 Units         175          30,477,438.46        4.50    6.437      605      68.33        347         344        3
Low-rise Condo                 139          22,329,206.37        3.30    6.264      621      70.71        349         345        3
PUD                             75          15,226,241.67        2.25    6.265      634      67.59        336         333        3
Multi Family - 3 Units          25           5,428,793.30        0.80    6.585      615      66.35        355         352        3
Multi Family - 4 Units          12           2,656,581.88        0.39    6.416      634      64.74        336         333        3
High-rise Condo                 15           2,488,267.72        0.37    6.343      635      63.84        349         345        4
TOTAL:                       4,246   $     677,095,022.08      100.00%   6.491%     609      70.39%       346         343        3

8. OCCUPANCY

                                                             PERCENT
                           NUMBER                           OF LOANS                        W.A.       W.A.        W.A.
                             OF            AGGREGATE            BY       W.A.     W.A.    COMBINED   ORIGINAL   REMAINING    W.A.
                          MORTGAGE         PRINCIPAL        PRINCIPAL   GROSS    CREDIT   ORIGINAL   TERM TO     TERM TO     LOAN
OCCUPANCY                   LOANS           BALANCE          BALANCE    COUPON   SCORE       LTV     MATURITY   MATURITY      AGE
-----------------------   --------   --------------------   ---------   ------   ------   --------   --------   ---------   ------
Primary Owner Occupied       4,029   $     658,590,637.56       97.27%   6.483%     608      70.46%       346         343        3
Investor                       206          17,050,924.79        2.52    6.801      632      67.61        347         344        3
Second/Vacation                 11           1,453,459.73        0.21    6.572      594      69.92        349         347        2
TOTAL:                       4,246   $     677,095,022.08      100.00%   6.491%     609      70.39%       346         343        3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                      TOTAL
                        Loans with No Mortgage Insurance

9. DOCUMENTATION

                                                             PERCENT
                           NUMBER                           OF LOANS                        W.A.       W.A.        W.A.
                             OF            AGGREGATE            BY       W.A.     W.A.    COMBINED   ORIGINAL   REMAINING    W.A.
                          MORTGAGE         PRINCIPAL        PRINCIPAL   GROSS    CREDIT   ORIGINAL   TERM TO     TERM TO     LOAN
DOCUMENTATION               LOANS           BALANCE          BALANCE    COUPON   SCORE       LTV     MATURITY   MATURITY      AGE
-----------------------   --------   --------------------   ---------   ------   ------   --------   --------   ---------   ------
Full                         4,014   $     627,542,830.17       92.68%   6.507%     609      70.35%       346         343        3
Full Doc w/12Mo Bk Stmt        209          46,108,217.58        6.81    6.270      613      70.93        342         340        2
Full Doc w/6Mo Bk Stmt          22           3,255,282.43        0.48    6.592      586      70.39        335         332        3
Stated Income                    1             188,691.90        0.03    5.575      646      52.63        360         348       12
TOTAL:                       4,246   $     677,095,022.08      100.00%   6.491%     609      70.39%       346         343        3

10. LOAN PURPOSE

                                                             PERCENT
                           NUMBER                           OF LOANS                        W.A.       W.A.        W.A.
                             OF            AGGREGATE            BY       W.A.     W.A.    COMBINED   ORIGINAL   REMAINING    W.A.
                          MORTGAGE         PRINCIPAL        PRINCIPAL   GROSS    CREDIT   ORIGINAL   TERM TO     TERM TO     LOAN
LOAN PURPOSE                LOANS           BALANCE          BALANCE    COUPON   SCORE       LTV     MATURITY   MATURITY      AGE
-----------------------   --------   --------------------   ---------   ------   ------   --------   --------   ---------   ------
C/O Refi                     3,502   $     557,694,318.27       82.37%   6.539%     602      69.99%       346         343        3
Purchase                       406          65,026,882.09        9.60    6.304      642      74.94        352         349        4
R/T Refi                       338          54,373,821.72        8.03    6.226      643      69.03        338         334        4
TOTAL:                       4,246   $     677,095,022.08      100.00%   6.491%     609      70.39%       346         343        3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                      TOTAL
                        Loans with No Mortgage Insurance

11. PRODUCT TYPE

                                                             PERCENT
                           NUMBER                           OF LOANS                        W.A.       W.A.        W.A.
                             OF            AGGREGATE            BY       W.A.     W.A.    COMBINED   ORIGINAL   REMAINING    W.A.
                          MORTGAGE         PRINCIPAL        PRINCIPAL   GROSS    CREDIT   ORIGINAL   TERM TO     TERM TO     LOAN
PRODUCT TYPE                LOANS           BALANCE          BALANCE    COUPON   SCORE       LTV     MATURITY   MATURITY      AGE
-----------------------   --------   --------------------   ---------   ------   ------   --------   --------   ---------   ------
10 YR FIXED                     11   $         972,741.91        0.14%   6.318%     664      59.57%       120         116        4
15 YR FIXED                    250          22,453,828.75        3.32    6.614      634      62.23        180         176        4
15/30 BALLOON                  131          25,777,364.78        3.81    6.240      650      67.93        180         177        3
1/29 TSY1Y                       3             844,434.06        0.12    5.354      639      60.58        360         357        3
20 YR FIXED                     34           3,941,465.65        0.58    6.640      642      64.45        240         236        4
25 YR FIXED                      8           1,321,225.25        0.20    6.396      672      65.49        300         296        4
2/28 6ML                     2,376         383,264,855.95       56.60    6.543      583      72.30        360         357        3
30 YR FIXED                  1,201         197,784,373.98       29.21    6.475      648      67.67        360         356        4
3/27 6ML                       231          40,602,673.72        6.00    6.187      609      72.80        360         357        3
6mo ARM                          1             132,058.03        0.02    6.250      630      74.03        360         351        9
TOTAL:                       4,246   $     677,095,022.08      100.00%   6.491%     609      70.39%       346         343        3

12. LIEN

                                                             PERCENT
                           NUMBER                           OF LOANS                        W.A.       W.A.        W.A.
                             OF            AGGREGATE            BY       W.A.     W.A.    COMBINED   ORIGINAL   REMAINING    W.A.
                          MORTGAGE         PRINCIPAL        PRINCIPAL   GROSS    CREDIT   ORIGINAL   TERM TO     TERM TO     LOAN
LIEN                        LOANS           BALANCE          BALANCE    COUPON   SCORE       LTV     MATURITY   MATURITY      AGE
-----------------------   --------   --------------------   ---------   ------   ------   --------   --------   ---------   ------
1                            4,246   $     677,095,022.08      100.00%   6.491%     609      70.39%       346         343        3
TOTAL:                       4,246   $     677,095,022.08      100.00%   6.491%     609      70.39%       346         343        3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                      TOTAL
                        Loans with No Mortgage Insurance

13. MORTGAGE INSURANCE

                                                 PERCENT
                  NUMBER                         OF LOANS                       W.A.       W.A.       W.A.
                    OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL  REMAINING   W.A.     W.A.
MORTGAGE         MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL   TERM TO    TERM TO    LOAN      MI
INSURANCE          LOANS         BALANCE          BALANCE    COUPON   SCORE      LTV     MATURITY  MATURITY     AGE   COVERAGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------  ---------  ------  --------
None                4,246  $     677,095,022.08     100.00%   6.491%     609     70.39%       346        343       3      0.00
TOTAL:              4,246  $     677,095,022.08     100.00%   6.491%     609     70.39%       346        343       3      0.00

14. PREPAYMENT PENALTY TERM

                                                             PERCENT
                           NUMBER                           OF LOANS                        W.A.       W.A.        W.A.
                             OF            AGGREGATE            BY       W.A.     W.A.    COMBINED   ORIGINAL   REMAINING    W.A.
PREPAYMENT                MORTGAGE         PRINCIPAL        PRINCIPAL   GROSS    CREDIT   ORIGINAL   TERM TO     TERM TO     LOAN
PENALTY TERM                LOANS           BALANCE          BALANCE    COUPON   SCORE       LTV     MATURITY   MATURITY      AGE
-----------------------   --------   --------------------   ---------   ------   ------   --------   --------   ---------   ------
0                            1,642   $     262,785,324.66       38.81%   6.594%     605      71.16%       344         341        3
12                             179          40,235,040.57        5.94    6.097      659      66.69        340         334        5
24                           1,467         228,950,427.04       33.81    6.545      580      72.23        360         357        2
36                             958         145,124,229.81       21.43    6.330      647      67.11        329         326        4
TOTAL:                       4,246   $     677,095,022.08      100.00%   6.491%     609      70.39%       346         343        3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                 MI Adjusted LTV

1. TOTAL MORTGAGE POOL

                                                                                      W.A.
                                                                                    COMBINED
                                                PERCENT                             ORIGINAL    W.A.
                NUMBER                         OF LOANS                     W.A.       LTV    ADJUSTED    W.A.       W.A.
TOTAL             OF           AGGREGATE           BY      W.A.    W.A.   COMBINED    WITH    COMBINED  ORIGINAL  REMAINING  W.A.
MORTGAGE       MORTGAGE        PRINCIPAL       PRINCIPAL  GROSS   CREDIT  ORIGINAL   SILENT   ORIGINAL  TERM TO    TERM TO   LOAN
POOL             LOANS          BALANCE         BALANCE   COUPON  SCORE      LTV    SECONDS      LTV    MATURITY  MATURITY   AGE
-------------  --------  --------------------  ---------  ------  ------  --------  --------  --------  --------  ---------  ----
60.00% <=           763  $     108,840,023.64       9.19%  6.206%    632     49.71%    50.29%    49.71%      335        332     3
60.01% to
 65.00%             381         66,150,851.45       5.59   6.246     619     63.07     64.46     63.07       340        337     3
65.01% to
 70.00%             594         98,542,002.62       8.32   6.494     598     68.48     68.65     68.48       348        345     3
70.01% to
 75.00%             825        129,553,845.10      10.94   6.625     597     73.90     74.44     73.90       346        344     3
75.01% to
 80.00%           1,683        274,008,299.27      23.14   6.599     607     79.39     80.90     79.39       351        348     3
80.01% to
 85.00%             813        134,344,030.11      11.34   6.742     607     84.36     84.43     79.31       353        350     3
85.01% to
 90.00%           1,395        222,079,600.95      18.75   6.917     612     89.53     89.57     78.78       356        353     3
90.01% to
 95.00%             545         83,550,073.53       7.05   7.008     637     94.62     94.62     79.78       358        356     3
95.01% to
 100.00%            470         67,229,981.86       5.68   7.203     644     99.87     99.87     64.91       360        357     2
TOTAL:            7,469  $   1,184,298,708.53     100.00%  6.676%    613     78.94%    79.52%    73.33%      350        347     3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                 MI Adjusted LTV

2. FIXED RATE MORTGAGES

                                                                                      W.A.
                                                                                    COMBINED
                                                PERCENT                             ORIGINAL    W.A.
                NUMBER                         OF LOANS                     W.A.       LTV    ADJUSTED    W.A.       W.A.
                  OF           AGGREGATE           BY      W.A.    W.A.   COMBINED    WITH    COMBINED  ORIGINAL  REMAINING  W.A.
FIXED RATE     MORTGAGE        PRINCIPAL       PRINCIPAL  GROSS   CREDIT  ORIGINAL   SILENT   ORIGINAL  TERM TO    TERM TO   LOAN
MORTGAGES        LOANS          BALANCE         BALANCE   COUPON  SCORE      LTV    SECONDS      LTV    MATURITY  MATURITY   AGE
-------------  --------  --------------------  ---------  ------  ------  --------  --------  --------  --------  ---------  ----
60.00% <=           419  $      61,415,105.34      19.34%  6.148%    669     48.40%    49.37%    48.40%      316        312     4
60.01% to
 65.00%             186         31,358,273.78       9.88   6.114     660     63.02     64.63     63.02       318        314     4
65.01% to
 70.00%             228         36,985,684.55      11.65   6.556     634     68.38     68.63     68.38       329        325     4
70.01% to
 75.00%             311         47,460,664.33      14.95   6.627     633     73.78     74.56     73.78       323        319     4
75.01% to
 80.00%             491         75,031,272.32      23.63   6.724     640     79.32     80.99     79.32       326        322     4
80.01% to
 85.00%             185         28,070,011.92       8.84   7.086     630     84.24     84.34     79.24       325        322     3
85.01% to
 90.00%             207         28,108,959.41       8.85   7.517     629     89.37     89.38     78.64       330        326     3
90.01% to
 95.00%              62          7,171,186.01       2.26   7.931     647     94.74     94.74     79.58       339        336     3
95.01% to
 100.00%             22          1,937,220.67       0.61   8.286     660     99.89     99.89     64.93       357        354     3
TOTAL:            2,111  $     317,538,378.33     100.00%  6.657%    644     71.43%    72.32%    69.48%      324        320     4


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                 MI Adjusted LTV

3. ADJUSTABLE RATE MORTGAGES

                                                                                      W.A.
                                                                                    COMBINED
                                                PERCENT                             ORIGINAL    W.A.
                NUMBER                         OF LOANS                     W.A.       LTV    ADJUSTED    W.A.       W.A.
ADJUSTABLE        OF           AGGREGATE           BY      W.A.    W.A.   COMBINED    WITH    COMBINED  ORIGINAL  REMAINING  W.A.
RATE           MORTGAGE        PRINCIPAL       PRINCIPAL  GROSS   CREDIT  ORIGINAL   SILENT   ORIGINAL  TERM TO    TERM TO   LOAN
MORTGAGES        LOANS          BALANCE         BALANCE   COUPON  SCORE      LTV    SECONDS      LTV    MATURITY  MATURITY   AGE
-------------  --------  --------------------  ---------  ------  ------  --------  --------  --------  --------  ---------  ----
60.00% <=           344  $      47,424,918.30       5.47%  6.282%    583     51.41%    51.48%    51.41%      360        357     3
60.01% to
 65.00%             195         34,792,577.67       4.01   6.364     582     63.12     64.32     63.12       360        357     3
65.01% to
 70.00%             366         61,556,318.07       7.10   6.457     576     68.54     68.66     68.54       360        357     3
70.01% to
 75.00%             514         82,093,180.77       9.47   6.624     575     73.97     74.37     73.97       360        358     2
75.01% to
 80.00%           1,192        198,977,026.95      22.96   6.552     595     79.41     80.87     79.41       360        357     3
80.01% to
 85.00%             628        106,274,018.19      12.26   6.651     600     84.39     84.46     79.33       360        357     3
85.01% to
 90.00%           1,188        193,970,641.54      22.38   6.830     609     89.55     89.60     78.80       360        357     3
90.01% to
 95.00%             483         76,378,887.52       8.81   6.921     636     94.61     94.61     79.80       360        357     3
95.01% to
 100.00%            448         65,292,761.19       7.53   7.170     643     99.87     99.87     64.91       360        358     2
TOTAL:            5,358  $     866,760,330.20     100.00%  6.683%    602     81.70%    82.15%    74.73%      360        357     3

4. LOANS WITH MORTGAGE INSURANCE

                                                                                      W.A.
                                                                                    COMBINED
                                                PERCENT                             ORIGINAL    W.A.
                NUMBER                         OF LOANS                     W.A.       LTV    ADJUSTED    W.A.       W.A.
LOANS WITH        OF           AGGREGATE           BY      W.A.    W.A.   COMBINED    WITH    COMBINED  ORIGINAL  REMAINING  W.A.
MORTGAGE       MORTGAGE        PRINCIPAL       PRINCIPAL  GROSS   CREDIT  ORIGINAL   SILENT   ORIGINAL  TERM TO    TERM TO   LOAN
INSURANCE        LOANS          BALANCE         BALANCE   COUPON  SCORE      LTV    SECONDS      LTV    MATURITY  MATURITY   AGE
-------------  --------  --------------------  ---------  ------  ------  --------  --------  --------  --------  ---------  ----
80.01% to
 85.00%             813  $     134,344,030.11      26.49%  6.742%    607     84.36%    84.43%    79.31%      353        350     3
85.01% to
 90.00%           1,395        222,079,600.95      43.79   6.917     612     89.53     89.57     78.78       356        353     3
90.01% to
 95.00%             545         83,550,073.53      16.47   7.008     637     94.62     94.62     79.78       358        356     3
95.01% to
 100.00%            470         67,229,981.86      13.26   7.203     644     99.87     99.87     64.91       360        357     2
TOTAL:            3,223  $     507,203,686.45     100.00%  6.924%    619     90.37%    90.41%    77.25%      356        353     3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                 MI Adjusted LTV

5. LOANS WITH SILENT SECONDS

                                                                                      W.A.
                                                                                    COMBINED
                                                PERCENT                             ORIGINAL    W.A.
                NUMBER                         OF LOANS                     W.A.       LTV    ADJUSTED    W.A.       W.A.
LOANS WITH        OF           AGGREGATE           BY      W.A.    W.A.   COMBINED    WITH    COMBINED  ORIGINAL  REMAINING  W.A.
SILENT         MORTGAGE        PRINCIPAL       PRINCIPAL  GROSS   CREDIT  ORIGINAL   SILENT   ORIGINAL  TERM TO    TERM TO   LOAN
SECONDS          LOANS          BALANCE         BALANCE   COUPON  SCORE      LTV    SECONDS      LTV    MATURITY  MATURITY   AGE
-------------  --------  --------------------  ---------  ------  ------  --------  --------  --------  --------  ---------  ----
60.00% <=            21  $       5,184,386.71      12.24%  5.495%    693     48.75%    60.91%    48.75%      325        320     5
60.01% to
 65.00%              14          4,238,862.66      10.00   5.419     693     63.32     85.03     63.32       322        318     5
65.01% to
 70.00%               7          1,028,725.17       2.43   5.920     704     69.59     85.12     69.59       291        286     5
70.01% to
 75.00%              24          3,990,616.21       9.42   5.942     647     73.99     91.61     73.99       320        316     4
75.01% to
 80.00%             145         23,871,227.76      56.34   5.977     675     79.73     97.13     79.73       350        346     4
80.01% to
 85.00%              15          1,729,199.27       4.08   6.874     602     84.79     90.60     79.71       360        357     3
85.01% to
 90.00%              23          2,324,822.84       5.49   7.451     604     89.50     94.06     78.76       360        358     2
TOTAL:              249  $      42,367,840.62     100.00%  5.975%    670     74.25%    90.24%    73.46%      341        337     4


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                     GROUP 2
                                California Loans

1. MORTGAGE COUPONS

                                                  PERCENT                                  W.A.
                  NUMBER                         OF LOANS                       W.A.     COMBINED     W.A.       W.A.
                    OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
MORTGAGE         MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL      LTV     TERM TO    TERM TO    LOAN
COUPONS            LOANS          BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY  MATURITY     AGE
-------------    --------  --------------------  ---------   ------  -------  --------   --------   --------  ---------  -----
4.001 - 4.500           2  $         551,853.62       0.39%   4.500%     782     58.86%     70.44%       309        302      7
4.501 - 5.000          77         21,703,002.15      15.34    4.852      678     64.06      67.43        345        340      4
5.001 - 5.500         105         31,315,634.17      22.13    5.334      669     65.48      66.77        348        345      4
5.501 - 6.000         115         32,771,952.65      23.16    5.822      637     70.11      70.54        354        350      4
6.001 - 6.500          92         25,432,298.56      17.97    6.292      615     76.64      76.83        350        347      3
6.501 - 7.000          73         19,818,499.09      14.00    6.777      592     78.61      78.75        349        346      3
7.001 - 7.500          21          4,415,836.61       3.12    7.404      590     77.73      77.73        355        352      3
7.501 - 8.000          23          4,404,480.16       3.11    7.767      564     73.32      73.32        360        357      3
8.001 - 8.500           3            556,877.67       0.39    8.271      547     75.27      75.27        360        356      4
8.501 - 9.000           3            367,928.64       0.26    8.708      529     73.78      73.78        360        357      3
9.001 - 9.500           2            177,529.80       0.13    9.405      540     64.33      64.33        360        357      3
TOTAL:                516  $     141,515,893.12     100.00%   5.910%     636     70.84%     71.84%       350        347      3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                     GROUP 2
                                California Loans

2. COMBINED ORIGINAL LTV

                                                  PERCENT                                  W.A.
                  NUMBER                         OF LOANS                       W.A.     COMBINED     W.A.       W.A.
                    OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
COMBINED         MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL      LTV     TERM TO    TERM TO    LOAN
ORIGINAL LTV       LOANS          BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY  MATURITY     AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
20.01 - 25.00           2  $         367,560.04       0.26%   5.408%     679     24.52%     31.23%       360        357       3
25.01 - 30.00           7          1,218,723.18       0.86    5.413      715     28.18      28.18        294        289       5
30.01 - 35.00           6          1,835,532.47       1.30    5.405      750     33.54      35.37        360        353       7
35.01 - 40.00           9          2,016,678.52       1.43    5.645      664     37.58      38.61        307        303       4
40.01 - 45.00          20          4,077,120.05       2.88    5.519      679     43.31      43.31        336        331       5
45.01 - 50.00          23          5,379,006.83       3.80    5.611      692     47.74      48.61        343        339       5
50.01 - 55.00          34          9,160,332.96       6.47    5.495      674     52.89      54.90        331        327       4
55.01 - 60.00          33          7,730,562.29       5.46    5.625      640     57.81      59.10        357        353       3
60.01 - 65.00          52         15,711,646.07      11.10    5.575      667     63.08      64.46        343        339       4
65.01 - 70.00          55         15,506,529.16      10.96    6.024      614     68.62      68.62        355        352       3
70.01 - 75.00          75         20,898,198.38      14.77    6.037      607     74.09      75.21        358        355       3
75.01 - 80.00          96         27,540,804.27      19.46    5.905      622     79.38      81.41        349        346       3
80.01 - 85.00          32          9,171,597.81       6.48    6.247      608     84.18      84.18        352        349       3
85.01 - 90.00          47         13,843,407.88       9.78    6.299      620     89.27      89.27        360        357       3
90.01 - 95.00          14          4,169,197.86       2.95    6.421      643     94.26      94.26        360        357       3
95.01 - 100.00         11          2,888,995.35       2.04    6.552      667     99.90      99.90        360        358       2
TOTAL:                516  $     141,515,893.12     100.00%   5.910%     636     70.84%     71.84%       350        347       3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                     GROUP 2
                                California Loans

3. PRINCIPAL BALANCE

                                                  PERCENT                                  W.A.
                  NUMBER                         OF LOANS                       W.A.     COMBINED     W.A.       W.A.
                    OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
PRINCIPAL        MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL      LTV     TERM TO    TERM TO    LOAN
BALANCE            LOANS          BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY  MATURITY     AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
less than
 50,000.00              1  $          49,560.19       0.04%   7.990%     598     32.47%     32.47%       360        356       4
50,000.01 -
 100,000.00             8            592,715.64       0.42    6.841      605     50.16      50.16        330        327       3
100,000.01 -
 150,000.00            55          7,185,339.97       5.08    6.511      602     65.27      66.08        341        337       3
150,000.01 -
 200,000.00            91         15,959,695.42      11.28    6.088      621     65.81      65.96        355        351       3
200,000.01 -
 250,000.00            90         20,511,498.23      14.49    5.930      646     69.68      71.38        336        332       4
250,000.01 -
 300,000.00            78         21,424,258.25      15.14    5.778      629     71.90      72.35        355        352       3
300,000.01 -
 350,000.00            73         23,849,309.60      16.85    5.926      641     74.08      74.99        350        347       3
350,000.01 -
 400,000.00            72         27,297,876.40      19.29    5.703      650     71.52      72.82        357        354       4
400,000.01 -
 450,000.00            18          7,751,174.47       5.48    5.854      635     76.38      79.84        350        347       3
450,000.01 -
 500,000.00            11          5,209,261.13       3.68    6.019      623     79.24      79.84        360        357       3
500,000.01 -
 550,000.00             4          2,087,006.23       1.47    5.859      619     76.97      76.97        360        358       2
550,000.01 -
 600,000.00             9          5,230,779.93       3.70    5.721      665     62.19      62.58        320        316       4
600,000.01 -
 650,000.00             2          1,284,239.19       0.91    5.753      628     74.01      74.01        360        357       3
700,000.01 -
 750,000.00             1            748,488.66       0.53    5.950      575     65.22      65.22        360        358       2
750,000.01 -
 800,000.00             3          2,334,689.81       1.65    6.344      640     64.62      64.62        360        358       2
TOTAL:                516  $     141,515,893.12     100.00%   5.910%     636     70.84%     71.84%       350        347       3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                     GROUP 2
                                California Loans

4. ORIGINAL TERM TO MATURITY

                                                  PERCENT                                  W.A.
                  NUMBER                         OF LOANS                       W.A.     COMBINED     W.A.       W.A.
ORIGINAL           OF            AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
TERM TO          MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL      LTV     TERM TO    TERM TO    LOAN
MATURITY           LOANS          BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY  MATURITY     AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
180                    31  $       7,777,879.59       5.50%   5.700%     687     59.55%     60.61%       180        175       5
240                     1            226,055.22       0.16    6.190      688     77.29      77.29        240        236       4
360                   484        133,511,958.31      94.34    5.922      633     71.48      72.48        360        357       3
TOTAL:                516  $     141,515,893.12     100.00%   5.910%     636     70.84%     71.84%       350        347       3

5. REMAINING TERM TO MATURITY


                                                  PERCENT                                  W.A.
                  NUMBER                         OF LOANS                       W.A.     COMBINED     W.A.       W.A.
REMAINING          OF            AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
TERM TO          MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL      LTV     TERM TO    TERM TO    LOAN
MATURITY           LOANS          BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY  MATURITY     AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
171 - 175              18  $       4,412,637.27       3.12%   5.371%     722     55.99%     57.39%       180        173       7
176 - 180              13          3,365,242.32       2.38    6.131      640     64.22      64.83        180        177       3
236 - 240               1            226,055.22       0.16    6.190      688     77.29      77.29        240        236       4
351 - 355             103         28,819,984.21      20.37    5.553      704     61.90      63.65        360        354       6
356 - 360             381        104,691,974.10      73.98    6.023      614     74.12      74.92        360        358       2
TOTAL:                516  $     141,515,893.12     100.00%   5.910%     636     70.84%     71.84%       350        347       3

W.A.: 346.5 months
Lowest: 171 months
Highest: 359 months


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                     GROUP 2
                                California Loans

6. CREDIT SCORE

                                                  PERCENT                                  W.A.
                  NUMBER                         OF LOANS                       W.A.     COMBINED     W.A.       W.A.
                    OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
CREDIT           MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL      LTV     TERM TO    TERM TO    LOAN
SCORE              LOANS          BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY  MATURITY     AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
801 - 850               5  $       1,539,377.45       1.09%   4.836%     805     56.63%     65.45%       360        353       7
751 - 800              46         13,648,941.03       9.64    5.306      772     56.56      56.81        330        324       6
701 - 750              43         11,961,085.10       8.45    5.303      721     61.53      64.74        345        340       5
651 - 700              82         24,734,564.77      17.48    5.715      673     72.79      75.22        347        344       4
601 - 650             146         38,923,231.88      27.50    6.009      623     75.14      75.46        351        348       3
551 - 600             133         37,035,281.29      26.17    6.024      578     74.22      74.59        355        352       3
501 - 550              60         13,355,964.91       9.44    6.953      535     69.79      69.79        360        357       3
= 0                     1            317,446.69       0.22    5.900        0     75.00      75.00        360        356       4
TOTAL:                516  $     141,515,893.12     100.00%   5.910%     636     70.84%     71.84%       350        347       3

7. PROPERTY TYPE

                                                  PERCENT                                  W.A.
                  NUMBER                         OF LOANS                       W.A.     COMBINED     W.A.       W.A.
                    OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
                 MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL      LTV     TERM TO    TERM TO    LOAN
PROPERTY TYPE      LOANS          BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY  MATURITY     AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
Single family
 detached             456  $     124,321,244.65      87.85%   5.924%     634     71.05%     71.93%       350        346       3
Low-rise Condo         44         11,603,656.36       8.20    5.879      640     73.96      76.32        355        352       3
Planned Unit
 Development            5          2,218,823.40       1.57    5.402      713     52.08      54.43        311        308       4
Multi Family -
 2 Units                6          1,842,742.99       1.30    5.966      659     73.73      73.73        360        357       3
Multi Family -
 3 Units                3          1,073,025.67       0.76    5.921      596     54.92      54.92        360        357       3
High-rise Condo         2            456,400.05       0.32    5.243      748     49.57      49.57        360        352       8
TOTAL:                516  $     141,515,893.12     100.00%   5.910%     636     70.84%     71.84%       350        347       3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                     GROUP 2
                                California Loans

8. OCCUPANCY STATUS

                                                  PERCENT                                  W.A.
                  NUMBER                         OF LOANS                       W.A.     COMBINED     W.A.       W.A.
                   OF            AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
OCCUPANCY        MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL      LTV     TERM TO    TERM TO    LOAN
STATUS             LOANS          BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY  MATURITY     AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
Primary Owner
 Occupied             505  $     139,150,222.01      98.33%   5.914%     635     70.98%     72.00%       350        346       3
Investor               11          2,365,671.11       1.67    5.671      691     62.34      62.34        360        356       4
TOTAL:                516  $     141,515,893.12     100.00%   5.910%     636     70.84%     71.84%       350        347       3

9. DOCUMENTATION

                                                  PERCENT                                  W.A.
                  NUMBER                         OF LOANS                       W.A.     COMBINED     W.A.       W.A.
                   OF            AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
                 MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL      LTV     TERM TO    TERM TO    LOAN
DOCUMENTATION      LOANS          BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY  MATURITY     AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
Full
 Documentation        474  $     127,413,528.66      90.03%   5.897%     639     70.76%     71.85%       350        347       4
Full Doc
 w/12Mo Bk Stmt        41         13,937,638.44       9.85    6.021      615     71.56      71.71        346        343       2
Full Doc
 w/6Mo Bk Stmt          1            164,726.02       0.12    6.950      539     73.33      73.33        360        358       2
TOTAL:                516  $     141,515,893.12     100.00%   5.910%     636     70.84%     71.84%       350        347       3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                     GROUP 2
                                California Loans

10. LOAN PURPOSE

                                                  PERCENT                                  W.A.
                  NUMBER                         OF LOANS                       W.A.     COMBINED     W.A.       W.A.
                   OF            AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
LOAN             MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL      LTV     TERM TO    TERM TO    LOAN
PURPOSE            LOANS          BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY  MATURITY     AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
C/O Refi              429  $     114,613,334.87      80.99%   5.976%     626     70.52%     71.06%       350        346       3
Purchase               54         16,878,812.52      11.93    5.839      652     79.85      83.34        357        353       3
R/T Refi               33         10,023,745.73       7.08    5.281      722     59.35      61.38        343        338       5
TOTAL:                516  $     141,515,893.12     100.00%   5.910%     636     70.84%     71.84%       350        347       3

11. PRODUCT TYPE

                                                  PERCENT                                  W.A.
                  NUMBER                         OF LOANS                       W.A.     COMBINED     W.A.       W.A.
                   OF            AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
                 MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL      LTV     TERM TO    TERM TO    LOAN
PRODUCT TYPE       LOANS          BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY  MATURITY     AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
1 /29 TSY1Y             1  $         470,754.07       0.33%   6.430%     622     90.00%     90.00%       360        356       4
15 YR FIXED            14          2,485,070.63       1.76    5.686      678     58.05      60.53        180        174       6
15/30 BALLOON          17          5,292,808.96       3.74    5.706      691     60.26      60.65        180        175       5
20 YR FIXED             1            226,055.22       0.16    6.190      688     77.29      77.29        240        236       4
2/28 6ML              300         82,356,387.90      58.20    6.017      602     75.94      76.62        360        357       3
30 YR FIXED           166         45,422,232.15      32.10    5.731      690     62.56      64.08        360        355       5
3/27 6ML               17          5,262,584.19       3.72    6.033      634     77.09      78.72        360        357       3
TOTAL:                516  $     141,515,893.12     100.00%   5.910%     636     70.84%     71.84%       350        347       3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                     GROUP 2
                                California Loans

12. LIEN POSITION

                                                  PERCENT                                  W.A.
                  NUMBER                         OF LOANS                       W.A.     COMBINED     W.A.       W.A.
                    OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
LIEN             MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL      LTV     TERM TO    TERM TO    LOAN
POSITION           LOANS          BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY  MATURITY     AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
1                     516  $     141,515,893.12     100.00%   5.910%     636     70.84%     71.84%       350        347       3
TOTAL:                516  $     141,515,893.12     100.00%   5.910%     636     70.84%     71.84%       350        347       3

13. PREPAYMENT PENALTY TERM

                                                  PERCENT                                  W.A.
                  NUMBER                         OF LOANS                       W.A.     COMBINED     W.A.       W.A.
                    OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
PREPAYMENT       MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL      LTV     TERM TO    TERM TO    LOAN
PENALTY TERM       LOANS          BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY  MATURITY     AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
0                     102  $      29,547,493.85      20.88%   6.098%     616     76.55%     76.91%       356        353       3
12                     13          4,751,127.02       3.36    5.718      723     58.29      60.52        360        354       6
24                    206         55,485,874.84      39.21    5.990      596     75.40      76.22        360        358       2
36                    195         51,731,397.41      36.56    5.734      683     63.84      65.29        335        330       5
TOTAL:                516  $     141,515,893.12     100.00%   5.910%     636     70.84%     71.84%       350        347       3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                     GROUP 2
                                California Loans

14. GEOGRAPHIC DISTRIBUTION

                                                  PERCENT                                  W.A.
                  NUMBER                         OF LOANS                       W.A.     COMBINED     W.A.       W.A.
                    OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
GEOGRAPHIC       MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL      LTV     TERM TO    TERM TO    LOAN
DISTRIBUTION       LOANS          BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY  MATURITY     AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
California            516  $     141,515,893.12     100.00%   5.910%     636     70.84%     71.84%       350        347       3
TOTAL:                516  $     141,515,893.12     100.00%   5.910%     636     70.84%     71.84%       350        347       3

15. GROSS MARGIN

                                                  PERCENT                                  W.A.
                  NUMBER                         OF LOANS                       W.A.     COMBINED     W.A.       W.A.
                    OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
                 MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL      LTV     TERM TO    TERM TO    LOAN
GROSS MARGIN       LOANS          BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY  MATURITY     AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
2.001 - 2.500          10  $       2,623,173.97       2.98%   4.951%     671     66.44%     74.71%       360        358       2
2.501 - 3.000          67         19,457,019.86      22.09    5.407      614     68.39      70.26        360        358       2
3.001 - 3.500          46         14,223,348.95      16.15    5.599      602     76.16      76.16        360        357       3
3.501 - 4.000          52         14,888,163.86      16.90    6.025      602     81.46      81.46        360        358       2
4.001 - 4.500          29          8,897,700.16      10.10    6.199      602     81.34      81.34        360        358       2
4.501 - 5.000          50         12,081,114.72      13.71    6.499      588     78.52      79.08        360        357       3
5.001 - 5.500          30          8,159,295.98       9.26    6.569      603     76.19      76.19        360        357       3
5.501 - 6.000          18          4,535,105.16       5.15    6.879      590     78.12      78.12        360        357       3
6.001 - 6.500           7          1,404,475.55       1.59    7.235      610     83.94      83.94        360        358       2
6.501 - 7.000           5          1,277,975.33       1.45    7.442      568     73.73      73.73        360        356       4
7.501 - 8.000           3            477,454.71       0.54    8.511      566     80.53      80.53        360        355       5
8.001 - 8.500           1             64,897.91       0.07    9.240      517     37.14      37.14        360        357       3
TOTAL:                318  $      88,089,726.16     100.00%   6.020%     604     76.08%     76.82%       360        357       3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                     GROUP 2
                                California Loans

16. INITIAL CAP

                                                  PERCENT                                  W.A.
                  NUMBER                         OF LOANS                       W.A.     COMBINED     W.A.       W.A.
                    OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
INITIAL          MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL      LTV     TERM TO    TERM TO    LOAN
CAP                LOANS          BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY  MATURITY     AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
2.000                   1  $         470,754.07       0.53%   6.430%     622     90.00%     90.00%       360        356       4
3.000                 317         87,618,972.09      99.47    6.018      604     76.01      76.75        360        357       3
TOTAL:                318  $      88,089,726.16     100.00%   6.020%     604     76.08%     76.82%       360        357       3

17. PERIODIC CAP

                                                  PERCENT                                  W.A.
                  NUMBER                         OF LOANS                       W.A.     COMBINED     W.A.       W.A.
                    OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
PERIODIC         MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL      LTV     TERM TO    TERM TO    LOAN
CAP                LOANS          BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY  MATURITY     AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
1.000                 316  $      87,371,148.17      99.18%   6.014%     603     75.96%     76.70%       360        357       3
1.500                   1            247,823.92       0.28    7.375      644     94.82      94.82        360        352       8
2.000                   1            470,754.07       0.53    6.430      622     90.00      90.00        360        356       4
TOTAL:                318  $      88,089,726.16     100.00%   6.020%     604     76.08%     76.82%       360        357       3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                     GROUP 2
                                California Loans

18. MAXIMUM RATE

                                                  PERCENT                                  W.A.
                  NUMBER                         OF LOANS                       W.A.     COMBINED     W.A.       W.A.
                    OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
                 MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL      LTV     TERM TO    TERM TO    LOAN
MAXIMUM RATE       LOANS          BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY  MATURITY     AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
10.501 - 11.000        45  $      12,292,697.82      13.95%   4.846%     634     70.75%     73.93%       360        357       3
11.001 - 11.500        52         16,095,701.60      18.27    5.367      616     73.41      74.70        360        358       2
11.501 - 12.000        72         20,232,162.52      22.97    5.821      603     73.78      73.78        360        357       3
12.001 - 12.500        57         17,286,948.91      19.62    6.275      610     80.39      80.68        360        357       3
12.501 - 13.000        50         13,790,725.00      15.66    6.781      578     82.35      82.35        360        358       2
13.001 - 13.500        16          3,632,910.95       4.12    7.406      592     78.74      78.74        360        357       3
13.501 - 14.000        17          3,426,680.04       3.89    7.742      553     73.03      73.03        360        357       3
14.001 - 14.500         4            786,440.88       0.89    8.010      546     73.73      73.73        360        355       5
14.501 - 15.000         3            367,928.64       0.42    8.708      529     73.78      73.78        360        357       3
15.001 - 15.500         2            177,529.80       0.20    9.405      540     64.33      64.33        360        357       3
TOTAL:                318  $      88,089,726.16     100.00%   6.020%     604     76.08%     76.82%       360        357       3

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                     GROUP 2
                                California Loans

19. MINIMUM RATE

                                                  PERCENT                                  W.A.
                  NUMBER                         OF LOANS                       W.A.     COMBINED     W.A.       W.A.
                    OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
                 MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL      LTV     TERM TO    TERM TO    LOAN
MINIMUM RATE       LOANS          BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY  MATURITY     AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
4.501 - 5.000          45  $      12,292,697.82      13.95%   4.846%     634     70.75%     73.93%       360        357       3
5.001 - 5.500          53         16,349,523.93      18.56    5.365      617     73.25      74.52        360        358       2
5.501 - 6.000          72         20,232,162.52      22.97    5.821      603     73.78      73.78        360        357       3
6.001 - 6.500          56         17,033,126.58      19.34    6.290      609     80.65      80.95        360        357       3
6.501 - 7.000          50         13,790,725.00      15.66    6.781      578     82.35      82.35        360        358       2
7.001 - 7.500          17          3,862,474.16       4.38    7.404      589     78.22      78.22        360        357       3
7.501 - 8.000          17          3,426,680.04       3.89    7.742      553     73.03      73.03        360        357       3
8.001 - 8.500           3            556,877.67       0.63    8.271      547     75.27      75.27        360        356       4
8.501 - 9.000           3            367,928.64       0.42    8.708      529     73.78      73.78        360        357       3
9.001 - 9.500           2            177,529.80       0.20    9.405      540     64.33      64.33        360        357       3
TOTAL:                318  $      88,089,726.16     100.00%   6.020%     604     76.08%     76.82%       360        357       3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                     GROUP 2
                                California Loans

20. NEXT RATE ADJUSTMENT DATE

                                                  PERCENT                                  W.A.
                  NUMBER                         OF LOANS                       W.A.     COMBINED     W.A.       W.A.
NEXT RATE           OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
ADJUSTMENT       MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL      LTV     TERM TO    TERM TO    LOAN
DATE               LOANS          BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY  MATURITY     AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
2005-11-01              1  $         470,754.07       0.53%   6.430%     622     90.00%     90.00%       360        356       4
2006-07-01              2            477,387.13       0.54    7.375      595     82.88      82.88        360        352       8
2006-08-01              2            418,131.00       0.47    7.204      641     82.29      82.29        360        353       7
2006-09-01              3            816,701.64       0.93    6.325      594     74.79      74.79        360        354       6
2006-10-01              6          1,679,789.18       1.91    6.048      609     79.66      79.66        360        355       5
2006-11-01             17          4,414,400.49       5.01    6.203      605     76.91      78.44        360        356       4
2006-12-01            128         34,486,153.71      39.15    5.975      601     76.79      77.05        360        357       3
2007-01-01            102         29,371,313.84      33.34    5.939      596     74.08      75.31        360        358       2
2007-02-01             40         10,692,510.91      12.14    6.156      615     76.85      77.29        360        359       1
2007-09-01              2            479,092.05       0.54    5.939      616     71.66      71.66        360        354       6
2007-11-01              1            253,822.33       0.29    5.250      672     62.96      62.96        360        356       4
2007-12-01              5          1,700,153.71       1.93    5.871      622     69.15      69.15        360        357       3
2008-01-01              8          2,509,858.21       2.85    6.291      649     84.57      87.98        360        358       2
2008-02-01              1            319,657.89       0.36    5.625      574     80.00      80.00        360        359       1
TOTAL:                318  $      88,089,726.16     100.00%   6.020%     604     76.08%     76.82%       360        357       3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                     GROUP 2
                                  Florida Loans

1. MORTGAGE COUPONS

                                                  PERCENT                                  W.A.
                  NUMBER                         OF LOANS                       W.A.     COMBINED     W.A.       W.A.
                    OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
MORTGAGE         MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL      LTV     TERM TO    TERM TO    LOAN
COUPONS            LOANS          BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY  MATURITY     AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
4.501 - 5.000           7  $       2,304,680.50       3.63%   4.946%     689     77.00%     77.00%       360        358       2
5.001 - 5.500          18          2,518,475.39       3.97    5.382      623     73.09      73.09        360        358       2
5.501 - 6.000          44          7,601,888.94      11.98    5.819      622     75.94      75.94        354        351       3
6.001 - 6.500          90         14,520,493.77      22.89    6.338      616     82.03      82.03        354        351       3
6.501 - 7.000         104         16,471,105.71      25.96    6.813      609     83.60      83.76        357        354       3
7.001 - 7.500          57          8,564,870.57      13.50    7.300      604     84.39      84.48        353        350       3
7.501 - 8.000          37          4,956,499.90       7.81    7.795      577     83.92      83.92        357        354       3
8.001 - 8.500          21          2,347,359.65       3.70    8.287      557     81.92      82.02        349        345       4
8.501 - 9.000          20          2,622,794.87       4.13    8.699      556     78.74      78.74        356        351       4
9.001 - 9.500           6            860,742.79       1.36    9.193      525     78.60      78.60        360        356       4
9.501 - 10.000          6            667,858.49       1.05    9.827      548     83.00      83.00        360        354       6
TOTAL:                410  $      63,436,770.58     100.00%   6.800%     606     81.46%     81.52%       355        352       3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                     GROUP 2
                                  Florida Loans

2. COMBINED ORIGINAL LTV

                                                  PERCENT                                  W.A.
                  NUMBER                         OF LOANS                       W.A.     COMBINED     W.A.       W.A.
                    OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
COMBINED         MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL      LTV     TERM TO    TERM TO    LOAN
ORIGINAL LTV       LOANS          BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY  MATURITY     AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
15.01 - 20.00           1  $          53,352.76       0.08%   7.925%     542     18.45%     18.45%       360        356       4
20.01 - 25.00           1             39,756.96       0.06    5.750      608     21.62      21.62        360        358       2
30.01 - 35.00           5            397,791.18       0.63    6.297      647     32.51      32.51        264        259       4
35.01 - 40.00           2             69,758.95       0.11    6.049      653     38.05      38.05        360        356       4
40.01 - 45.00           4            380,201.06       0.60    6.032      629     43.39      43.39        360        357       3
45.01 - 50.00          10          1,009,488.05       1.59    6.678      597     48.00      48.00        360        357       3
50.01 - 55.00          10          1,202,423.05       1.90    6.606      588     52.56      52.56        360        358       2
55.01 - 60.00          10          1,047,341.16       1.65    6.733      598     57.73      57.73        349        347       2
60.01 - 65.00          14          1,728,884.90       2.73    6.894      590     63.10      63.10        334        331       3
65.01 - 70.00          32          4,439,941.87       7.00    6.561      591     67.98      67.98        349        346       3
70.01 - 75.00          51          7,452,182.66      11.75    6.633      589     74.35      74.35        351        349       3
75.01 - 80.00          79         12,362,846.86      19.49    6.861      591     79.14      79.33        360        357       3
80.01 - 85.00          49          7,639,818.18      12.04    6.676      598     84.37      84.40        360        357       3
85.01 - 90.00          94         16,371,168.97      25.81    6.895      612     89.70      89.76        355        352       3
90.01 - 95.00          19          3,617,772.75       5.70    6.969      655     94.87      94.87        357        354       3
95.01 - 100.00         29          5,624,041.22       8.87    6.993      647     99.91      99.91        360        358       2
TOTAL:                410  $      63,436,770.58     100.00%   6.800%     606     81.46%     81.52%       355        352       3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                     GROUP 2
                                  Florida Loans

3. PRINCIPAL BALANCE

                                                  PERCENT                                  W.A.
                  NUMBER                         OF LOANS                       W.A.     COMBINED     W.A.       W.A.
                   OF            AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
PRINCIPAL        MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL      LTV     TERM TO    TERM TO    LOAN
BALANCE            LOANS          BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY  MATURITY     AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
less than
 50,000.00              8  $         303,038.49       0.48%   6.682%     620     52.95%     53.70%       360        357       3
50,000.01 -
 100,000.00            93          7,638,240.69      12.04    7.192      596     72.36      72.36        343        340       3
100,000.01 -
 150,000.00           137         17,229,217.75      27.16    6.979      596     79.29      79.47        355        351       3
150,000.01 -
 200,000.00            94         16,313,137.41      25.72    6.778      603     82.10      82.10        358        355       3
200,000.01 -
 250,000.00            37          8,121,301.07      12.80    6.662      616     88.56      88.56        360        357       3
250,000.01 -
 300,000.00            16          4,365,929.11       6.88    6.438      628     83.83      83.83        349        346       3
300,000.01 -
 350,000.00            16          5,230,944.84       8.25    6.828      610     85.55      85.55        360        357       3
350,000.01 -
 400,000.00             5          1,875,474.26       2.96    6.891      606     92.49      92.68        360        358       2
400,000.01 -
 450,000.00             1            424,131.26       0.67    5.875      592     79.74      79.74        360        358       2
500,000.01 -
 550,000.00             1            544,685.17       0.86    5.000      709     84.00      84.00        360        358       2
650,000.01 -
 700,000.00             1            668,679.55       1.05    5.875      622     80.00      80.00        360        359       1
700,000.01 -
 750,000.00             1            721,990.98       1.14    4.950      698     75.00      75.00        360        358       2
TOTAL:                410  $      63,436,770.58     100.00%   6.800%     606     81.46%     81.52%       355        352       3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                     GROUP 2
                                  Florida Loans

4. ORIGINAL TERM TO MATURITY

                                                  PERCENT                                  W.A.
                  NUMBER                         OF LOANS                       W.A.     COMBINED     W.A.       W.A.
ORIGINAL            OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
TERM TO          MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL      LTV     TERM TO    TERM TO    LOAN
MATURITY           LOANS          BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY  MATURITY     AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
180                    14  $       1,613,213.29       2.54%   6.930%     626     71.92%     71.92%       180        176       4
240                     1             93,640.73       0.15    5.850      699     59.94      59.94        240        236       4
360                   395         61,729,916.56      97.31    6.798      606     81.74      81.80        360        357       3
TOTAL:                410  $      63,436,770.58     100.00%   6.800%     606     81.46%     81.52%       355        352       3

5. REMAINING TERM TO MATURITY

                                                  PERCENT                                  W.A.
                  NUMBER                         OF LOANS                       W.A.     COMBINED     W.A.       W.A.
REMAINING           OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
TERM TO          MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL      LTV     TERM TO    TERM TO    LOAN
MATURITY           LOANS          BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY  MATURITY     AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
171 - 175               6  $         710,850.08       1.12%   6.833%     640     64.75%     64.75%       180        174       6
176 - 180               8            902,363.21       1.42    7.006      614     77.57      77.57        180        177       3
236 - 240               1             93,640.73       0.15    5.850      699     59.94      59.94        240        236       4
346 - 350               2            318,860.74       0.50    8.342      572     86.02      86.02        360        347      13
351 - 355              53          7,412,630.13      11.69    7.337      596     80.84      81.16        360        354       6
356 - 360             340         53,998,425.69      85.12    6.714      607     81.84      81.86        360        358       2
TOTAL:                410  $      63,436,770.58     100.00%   6.800%     606     81.46%     81.52%       355        352       3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                     GROUP 2
                                  Florida Loans

6. CREDIT SCORE

                                                  PERCENT                                  W.A.
                  NUMBER                         OF LOANS                       W.A.     COMBINED     W.A.       W.A.
                    OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
CREDIT           MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL      LTV     TERM TO    TERM TO    LOAN
SCORE              LOANS          BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY  MATURITY     AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
751 - 800               2  $         218,426.81       0.34%   5.950%     768     83.57%     83.57%       360        356       4
701 - 750               9          2,007,851.05       3.17    5.956      722     85.75      86.10        360        358       2
651 - 700              57          9,810,238.29      15.46    6.292      672     86.08      86.08        351        348       3
601 - 650             130         20,179,213.51      31.81    6.637      623     83.98      84.00        353        350       3
551 - 600             140         22,099,135.13      34.84    6.828      580     79.58      79.69        358        355       3
501 - 550              70          8,961,298.88      14.13    7.821      533     74.80      74.80        357        354       3
451 - 500               1            107,830.73       0.17    9.250      500     61.36      61.36        360        357       3
= 0                     1             52,776.18       0.08    8.625        0     46.90      46.90        360        353       7
TOTAL:                410  $      63,436,770.58     100.00%   6.800%     606     81.46%     81.52%       355        352       3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                     GROUP 2
                                  Florida Loans

7. PROPERTY TYPE

                                                  PERCENT                                  W.A.
                  NUMBER                         OF LOANS                       W.A.     COMBINED     W.A.       W.A.
                    OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
                 MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL      LTV     TERM TO    TERM TO    LOAN
PROPERTY TYPE      LOANS          BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY  MATURITY     AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
Single family
 detached             360  $      56,877,983.20      89.66%   6.796%     606     81.71%     81.72%       355        352       3
Low-rise Condo         27          3,210,042.74       5.06    6.845      598     82.51      82.58        360        358       2
Planned Unit
 Development           14          1,980,811.10       3.12    6.507      627     75.99      77.15        354        351       4
Multi Family -
 2 Units                6            887,932.50       1.40    7.501      598     81.65      82.43        360        357       3
Multi Family -
 3 Units                2            338,347.13       0.53    6.345      614     63.36      63.36        360        356       4
High-rise Condo         1            141,653.91       0.22    7.950      632     75.00      75.00        360        359       1
TOTAL:                410  $      63,436,770.58     100.00%   6.800%     606     81.46%     81.52%       355        352       3

8. OCCUPANCY STATUS

                                                  PERCENT                                  W.A.
                  NUMBER                         OF LOANS                       W.A.     COMBINED     W.A.       W.A.
                    OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
OCCUPANCY        MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL      LTV     TERM TO    TERM TO    LOAN
STATUS             LOANS          BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY  MATURITY     AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
Primary Owner
Occupied              401  $      62,388,150.38      98.35%   6.800%     607     81.67%     81.73%       355        352       3
Second/Vacation         4            613,375.31       0.97    6.669      579     76.31      76.31        360        358       2
Investor                5            435,244.89       0.69    6.883      569     58.63      58.63        360        357       3
TOTAL:                410  $      63,436,770.58     100.00%   6.800%     606     81.46%     81.52%       355        352       3

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                     GROUP 2
                                  Florida Loans

9. DOCUMENTATION


                                                  PERCENT                                  W.A.
                  NUMBER                         OF LOANS                       W.A.     COMBINED     W.A.       W.A.
                    OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
                 MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL      LTV     TERM TO    TERM TO    LOAN
DOCUMENTATION      LOANS          BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY  MATURITY     AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
Full
 Documentation        366  $      55,416,344.11      87.36%   6.852%     606     81.72%     81.79%       356        353       3
Full Doc
 w/12Mo Bk Stmt        42          7,828,825.34      12.34    6.415      613     79.69      79.69        352        349       3
Full Doc
 w/6Mo Bk Stmt          2            191,601.13       0.30    7.359      547     77.46      77.46        360        358       2
TOTAL:                410  $      63,436,770.58     100.00%   6.800%     606     81.46%     81.52%       355        352       3

10. LOAN PURPOSE

                                                  PERCENT                                  W.A.
                  NUMBER                         OF LOANS                       W.A.     COMBINED     W.A.       W.A.
                    OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
LOAN             MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL      LTV     TERM TO    TERM TO    LOAN
PURPOSE            LOANS          BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY  MATURITY     AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
C/O Refi              305  $      45,049,436.75      71.01%   6.756%     600     78.13%     78.13%       354        351       3
Purchase               90         16,548,040.13      26.09    6.902      625     90.90      91.11        359        357       2
R/T Refi               15          1,839,293.70       2.90    6.949      597     78.01      78.01        360        356       4
TOTAL:                410  $      63,436,770.58     100.00%   6.800%     606     81.46%     81.52%       355        352       3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                     GROUP 2
                                  Florida Loans

11. PRODUCT TYPE

                                                  PERCENT                                  W.A.
                  NUMBER                         OF LOANS                       W.A.     COMBINED     W.A.       W.A.
                    OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
                 MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL      LTV     TERM TO    TERM TO    LOAN
PRODUCT TYPE       LOANS          BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY  MATURITY     AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
15 YR FIXED             5  $         451,734.53       0.71%   6.977%     629     67.60%     67.60%       180        176       4
15/30 BALLOON           9          1,161,478.76       1.83    6.911      624     73.60      73.60        180        176       4
20 YR FIXED             1             93,640.73       0.15    5.850      699     59.94      59.94        240        236       4
2/28 6ML              285         47,072,949.33      74.20    6.783      603     84.17      84.24        360        357       3
30 YR FIXED            85         10,245,562.96      16.15    7.007      612     71.79      71.79        360        356       4
3/27 6ML               25          4,411,404.27       6.95    6.466      625     78.99      78.99        360        357       3
TOTAL:                410  $      63,436,770.58     100.00%   6.800%     606     81.46%     81.52%       355        352       3

12. LIEN POSITION

                                                  PERCENT                                  W.A.
                  NUMBER                         OF LOANS                       W.A.     COMBINED     W.A.       W.A.
                    OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
LIEN             MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL      LTV     TERM TO    TERM TO    LOAN
POSITION           LOANS          BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY  MATURITY     AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
1                     410  $      63,436,770.58     100.00%   6.800%     606     81.46%     81.52%       355        352       3
TOTAL:                410  $      63,436,770.58     100.00%   6.800%     606     81.46%     81.52%       355        352       3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                     GROUP 2
                                  Florida Loans

13. PREPAYMENT PENALTY TERM

                                                  PERCENT                                  W.A.
                  NUMBER                         OF LOANS                       W.A.     COMBINED     W.A.       W.A.
                    OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
PREPAYMENT       MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL      LTV     TERM TO    TERM TO    LOAN
PENALTY TERM       LOANS          BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY  MATURITY     AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
0                      15  $       2,883,140.53       4.54%   6.845%     622     84.03%     84.83%       360        357       3
24                    276         45,337,904.91      71.47    6.767      603     83.87      83.90        360        357       3
36                    119         15,215,725.14      23.99    6.889      615     73.80      73.80        341        338       3
TOTAL:                410  $      63,436,770.58     100.00%   6.800%     606     81.46%     81.52%       355        352       3

14. GEOGRAPHIC DISTRIBUTION


                                                  PERCENT                                  W.A.
                  NUMBER                         OF LOANS                       W.A.     COMBINED     W.A.       W.A.
                    OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
GEOGRAPHIC       MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL      LTV     TERM TO    TERM TO    LOAN
DISTRIBUTION       LOANS          BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY  MATURITY     AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
Florida               410  $      63,436,770.58     100.00%   6.800%     606     81.46%     81.52%       355        352       3
TOTAL:                410  $      63,436,770.58     100.00%   6.800%     606     81.46%     81.52%       355        352       3

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                     GROUP 2
                                  Florida Loans

15. GROSS MARGIN

                                                  PERCENT                                  W.A.
                  NUMBER                         OF LOANS                       W.A.     COMBINED     W.A.       W.A.
                    OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
                 MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL      LTV     TERM TO    TERM TO    LOAN
GROSS MARGIN       LOANS          BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY  MATURITY     AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
2.001 - 2.500           2  $         273,807.54       0.53%   5.370%     664     69.70%     69.70%       360        358       2
2.501 - 3.000          18          3,785,443.76       7.35    5.538      641     74.05      74.05        360        358       2
3.001 - 3.500          40          6,601,120.87      12.82    5.869      619     77.54      77.54        360        358       2
3.501 - 4.000          47          8,489,775.13      16.49    6.339      620     85.29      85.33        360        358       2
4.001 - 4.500          44          7,687,181.21      14.93    6.662      617     90.33      90.33        360        358       2
4.501 - 5.000          53          9,352,718.02      18.17    7.083      600     88.10      88.17        360        357       3
5.001 - 5.500          29          3,983,713.53       7.74    7.250      566     80.10      80.10        360        357       3
5.501 - 6.000          30          5,183,540.37      10.07    7.138      594     85.10      85.59        360        357       3
6.001 - 6.500          16          2,187,311.79       4.25    7.808      579     78.64      78.64        360        356       4
6.501 - 7.000          15          1,914,790.62       3.72    8.200      555     82.67      82.67        360        356       4
7.001 - 7.500           5            741,857.59       1.44    8.176      563     80.64      80.64        360        355       5
7.501 - 8.000           6            642,824.32       1.25    8.173      561     77.68      77.68        360        356       4
8.001 - 8.500           3            408,735.40       0.79    7.601      557     88.92      88.92        360        353       7
8.501 - 9.000           1             72,042.82       0.14    9.750      528     85.00      85.00        360        354       6
9.501 - 10.000          1            159,490.63       0.31    9.990      584     87.43      87.43        360        353       7
TOTAL:                310  $      51,484,353.60     100.00%   6.756%     604     83.72%     83.79%       360        357       3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                     GROUP 2
                                  Florida Loans

16. INITIAL CAP

                                                  PERCENT                                  W.A.
                  NUMBER                         OF LOANS                       W.A.     COMBINED     W.A.       W.A.
                    OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
INITIAL          MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL      LTV     TERM TO    TERM TO    LOAN
CAP                LOANS         BALANCE          BALANCE    COUPON   SCORE      LTV       W SS     MATURITY  MATURITY     AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
3.000                 310  $      51,484,353.60     100.00%   6.756%     604     83.72%     83.79%       360        357       3
TOTAL:                310  $      51,484,353.60     100.00%   6.756%     604     83.72%     83.79%       360        357       3

17. PERIODIC CAP

                                                  PERCENT                                  W.A.
                  NUMBER                         OF LOANS                       W.A.     COMBINED     W.A.       W.A.
                    OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
PERIODIC         MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL      LTV     TERM TO    TERM TO    LOAN
CAP                LOANS         BALANCE          BALANCE    COUPON   SCORE      LTV       W SS     MATURITY  MATURITY     AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
1.000                 310  $      51,484,353.60     100.00%   6.756%     604     83.72%     83.79%       360        357       3
TOTAL:                310  $      51,484,353.60     100.00%   6.756%     604     83.72%     83.79%       360        357       3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                     GROUP 2
                                  Florida Loans

18. MAXIMUM RATE

                                                  PERCENT                                  W.A.
                  NUMBER                         OF LOANS                       W.A.     COMBINED     W.A.       W.A.
                    OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
                 MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL      LTV     TERM TO    TERM TO    LOAN
MAXIMUM RATE       LOANS         BALANCE          BALANCE    COUPON   SCORE      LTV       W SS     MATURITY  MATURITY     AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
10.501 - 11.000         7  $       2,304,680.50       4.48%   4.946%     689     77.00%     77.00%       360        358       2
11.001 - 11.500        18          2,518,475.39       4.89    5.382      623     73.09      73.09        360        358       2
11.501 - 12.000        37          6,730,808.35      13.07    5.811      618     78.51      78.51        360        358       2
12.001 - 12.500        69         11,881,972.79      23.08    6.331      613     84.48      84.48        360        358       2
12.501 - 13.000        63         11,230,218.55      21.81    6.811      609     88.32      88.35        360        357       3
13.001 - 13.500        36          6,394,417.76      12.42    7.280      605     89.77      89.88        360        357       3
13.501 - 14.000        33          4,600,717.96       8.94    7.645      576     83.42      83.92        360        357       3
14.001 - 14.500        20          2,427,498.81       4.72    8.137      552     82.38      82.47        360        356       4
14.501 - 15.000        16          1,991,524.41       3.87    8.707      536     77.84      77.84        360        356       4
15.001 - 15.500         6            865,247.32       1.68    9.126      527     78.12      78.12        360        356       4
15.501 - 16.000         5            538,791.76       1.05    9.876      545     82.24      82.24        360        354       6
TOTAL:                310  $      51,484,353.60     100.00%   6.756%     604     83.72%     83.79%       360        357       3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                     GROUP 2
                                  Florida Loans

19. MINIMUM RATE

                                                  PERCENT                                  W.A.
                  NUMBER                         OF LOANS                       W.A.     COMBINED     W.A.       W.A.
                    OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
                 MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL      LTV     TERM TO    TERM TO    LOAN
MINIMUM RATE       LOANS         BALANCE          BALANCE    COUPON   SCORE      LTV       W SS     MATURITY  MATURITY     AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
4.501 - 5.000           7  $       2,304,680.50       4.48%   4.946%     689     77.00%     77.00%       360        358       2
5.001 - 5.500          18          2,518,475.39       4.89    5.382      623     73.09      73.09        360        358       2
5.501 - 6.000          37          6,730,808.35      13.07    5.811      618     78.51      78.51        360        358       2
6.001 - 6.500          70         12,109,982.44      23.52    6.334      613     84.58      84.58        360        358       2
6.501 - 7.000          67         11,806,908.25      22.93    6.805      608     88.05      88.28        360        357       3
7.001 - 7.500          37          6,487,173.28      12.60    7.304      604     89.79      89.89        360        357       3
7.501 - 8.000          29          4,024,028.26       7.82    7.784      572     83.51      83.51        360        357       3
8.001 - 8.500          19          2,199,248.29       4.27    8.294      553     81.38      81.48        360        356       4
8.501 - 9.000          16          1,991,524.41       3.87    8.707      536     77.84      77.84        360        356       4
9.001 - 9.500           5            772,732.67       1.50    9.201      516     77.30      77.30        360        356       4
9.501 - 10.000          5            538,791.76       1.05    9.876      545     82.24      82.24        360        354       6
TOTAL:                310  $      51,484,353.60     100.00%   6.756%     604     83.72%     83.79%       360        357       3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                     GROUP 2
                                  Florida Loans

20. NEXT RATE ADJUSTMENT DATE

                                                  PERCENT                                  W.A.
                  NUMBER                         OF LOANS                       W.A.     COMBINED     W.A.       W.A.
NEXT RATE           OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
ADJUSTMENT       MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL      LTV     TERM TO    TERM TO    LOAN
DATE               LOANS         BALANCE          BALANCE    COUPON   SCORE      LTV       W SS     MATURITY  MATURITY     AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
2006-03-01              1  $         126,903.91       0.25%   7.875%     521     80.00%     80.00%       360        348      12
2006-06-01              3            295,923.51       0.57    8.025      577     83.05      90.85        360        351       9
2006-08-01              8          1,195,650.07       2.32    7.377      577     85.35      85.35        360        353       7
2006-09-01             16          2,374,818.41       4.61    7.535      575     84.96      84.96        360        354       6
2006-10-01              4            807,578.18       1.57    7.432      604     84.35      84.35        360        355       5
2006-11-01             14          2,508,641.80       4.87    7.496      593     82.95      83.09        360        356       4
2006-12-01             85         13,268,566.10      25.77    6.797      599     83.71      83.73        360        357       3
2007-01-01            118         19,526,009.27      37.93    6.584      605     83.23      83.23        360        358       2
2007-02-01             36          6,968,858.08      13.54    6.551      622     87.72      87.82        360        359       1
2007-07-21              1            159,490.63       0.31    9.990      584     87.43      87.43        360        353       7
2007-09-01              1            232,712.51       0.45    6.750      644     90.00      90.00        360        354       6
2007-11-01              2            383,935.42       0.75    6.288      659     70.55      70.55        360        356       4
2007-12-01              7          1,099,587.74       2.14    6.794      622     82.55      82.55        360        357       3
2008-01-01             12          2,256,958.67       4.38    6.123      627     77.78      77.78        360        358       2
2008-02-01              2            278,719.30       0.54    5.946      588     72.26      72.26        360        359       1
TOTAL:                310  $      51,484,353.60     100.00%   6.756%     604     83.72%     83.79%       360        357       3

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                     GROUP 2
                                 Illinois Loans

1. MORTGAGE COUPONS

                                                  PERCENT                                  W.A.
                  NUMBER                          OF LOANS                      W.A.     COMBINED     W.A.       W.A.
                    OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL   REMAINING   W.A.
MORTGAGE         MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL      LTV      TERM TO    TERM TO   LOAN
COUPONS           LOANS           BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY   MATURITY    AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
4.501 - 5.000          11  $       2,627,902.56       3.64%   4.870%     681     72.54%     72.54%       327        322       5
5.001 - 5.500          48         12,243,090.70      16.98    5.361      675     72.64      73.83        360        353       7
5.501 - 6.000          36          7,167,802.60       9.94    5.813      643     78.74      80.52        360        357       3
6.001 - 6.500          62         13,413,628.86      18.60    6.321      621     83.05      83.05        356        353       3
6.501 - 7.000          94         15,039,775.09      20.86    6.826      605     82.99      82.99        344        341       4
7.001 - 7.500          73         11,784,254.43      16.34    7.308      600     86.65      86.65        358        355       3
7.501 - 8.000          45          5,544,135.38       7.69    7.867      583     81.78      81.78        355        352       3
8.001 - 8.500          19          2,342,000.13       3.25    8.282      565     81.66      81.66        354        349       5
8.501 - 9.000          10          1,068,296.28       1.48    8.793      541     76.81      76.81        360        356       4
9.001 - 9.500           8            786,249.74       1.09    9.252      545     80.18      80.18        360        355       5
10.001 - 10.500         1             59,367.55       0.08   10.500        0     85.00      85.00        360        358       2
10.501 - 11.000         1             25,349.04       0.04   10.950      520     85.00      85.00        360        353       7
TOTAL:                408  $      72,101,852.36     100.00%   6.578%     621     80.78%     81.16%       354        350       4


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                     GROUP 2
                                 Illinois Loans

2. COMBINED ORIGINAL LTV

                                                  PERCENT                                  W.A.
                  NUMBER                          OF LOANS                      W.A.     COMBINED     W.A.       W.A.
COMBINED            OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
ORIGINAL         MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL     LTV      TERM TO    TERM TO    LOAN
LTV               LOANS           BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY   MATURITY   AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
5.01 - 10.00            1  $         107,726.25       0.15%   6.875%     613      7.71%      7.71%       360        357       3
30.01 - 35.00           2             60,951.52       0.08    8.384      521     31.32      31.32        278        276       2
35.01 - 40.00           3            387,532.89       0.54    5.627      708     38.00      38.00        360        354       6
40.01 - 45.00           2            130,606.82       0.18    7.622      558     42.96      42.96        360        356       4
45.01 - 50.00           7            915,493.01       1.27    5.447      654     48.52      48.52        320        314       5
50.01 - 55.00           5            849,668.05       1.18    6.257      644     52.96      62.28        360        354       6
55.01 - 60.00          11          1,598,441.58       2.22    6.183      614     58.23      58.23        351        345       6
60.01 - 65.00          13          2,220,861.97       3.08    6.271      625     63.16      63.16        341        336       5
65.01 - 70.00          32          5,940,057.58       8.24    6.613      617     68.11      68.11        360        356       4
70.01 - 75.00          53          9,141,108.75      12.68    6.411      613     73.43      73.70        346        341       4
75.01 - 80.00          76         16,070,444.94      22.29    6.218      630     79.18      80.23        352        347       5
80.01 - 85.00          61          9,226,456.07      12.80    6.741      612     84.49      84.49        353        350       3
85.01 - 90.00          79         14,877,931.79      20.63    6.807      607     89.52      89.52        358        355       3
90.01 - 95.00          39          7,194,982.42       9.98    6.973      628     94.70      94.70        360        357       3
95.01 - 100.00         24          3,379,588.72       4.69    7.183      653     99.94      99.94        360        356       4
TOTAL:                408  $      72,101,852.36     100.00%   6.578%     621     80.78%     81.16%       354        350       4


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                     GROUP 2
                                 Illinois Loans

3. PRINCIPAL BALANCE

                                                  PERCENT                                  W.A.
                  NUMBER                          OF LOANS                      W.A.     COMBINED     W.A.       W.A.
                    OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
PRINCIPAL        MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL     LTV      TERM TO    TERM TO    LOAN
BALANCE           LOANS           BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY   MATURITY   AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
less than
 50,000.00             21  $         802,525.16       1.11%   7.873%     578     70.44%     70.44%       333        330       4
50,000.01 -
 100,000.00            64          5,121,436.34       7.10    7.319      598     77.77      77.77        342        339       3
100,000.01 -
 150,000.00           107         13,308,624.35      18.46    6.813      609     80.33      80.51        350        346       4
150,000.01 -
 200,000.00            99         17,181,461.78      23.83    6.687      611     82.73      82.73        359        356       3
200,000.01 -
 250,000.00            42          9,319,404.79      12.93    6.769      609     83.13      83.13        355        352       3
250,000.01 -
 300,000.00            27          7,282,714.11      10.10    6.552      630     85.01      85.01        360        356       4
300,000.01 -
 350,000.00            17          5,415,185.92       7.51    6.149      615     81.29      81.29        360        356       4
350,000.01 -
 400,000.00            15          5,686,233.56       7.89    5.829      663     74.82      76.21        348        341       7
400,000.01 -
 450,000.00             5          2,148,691.62       2.98    6.021      653     74.65      76.31        324        319       4
450,000.01 -
 500,000.00             5          2,385,199.92       3.31    5.974      665     81.44      84.29        360        355       5
500,000.01 -
 550,000.00             2          1,040,161.38       1.44    6.524      608     75.15      75.15        360        357       3
550,000.01 -
 600,000.00             3          1,767,645.51       2.45    5.785      693     77.75      77.75        360        352       8
600,000.01 -
 650,000.00             1            642,567.92       0.89    5.375      665     76.92      87.22        360        350      10
TOTAL:                408  $      72,101,852.36     100.00%   6.578%     621     80.78%     81.16%       354        350       4


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                     GROUP 2
                                 Illinois Loans

4. ORIGINAL TERM TO MATURITY

                                                  PERCENT                                  W.A.
                  NUMBER                          OF LOANS                      W.A.     COMBINED     W.A.       W.A.
ORIGINAL            OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
TERM TO          MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL     LTV      TERM TO    TERM TO    LOAN
MATURITY          LOANS           BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY   MATURITY   AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
180                    18  $       2,404,663.07       3.34%   6.505%     640     73.12%     73.12%       180        175       5
240                     1            152,541.06       0.21    6.875      611     75.00      75.00        240        236       4
360                   389         69,544,648.23      96.45    6.579      620     81.06      81.45        360        356       4
TOTAL:                408  $      72,101,852.36     100.00%   6.578%     621     80.78%     81.16%       354        350       4

5. REMAINING TERM TO MATURITY

                                                  PERCENT                                  W.A.
                  NUMBER                          OF LOANS                      W.A.     COMBINED     W.A.       W.A.
REMAINING           OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
TERM TO          MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL     LTV      TERM TO    TERM TO    LOAN
MATURITY          LOANS           BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY   MATURITY   AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
166 - 170               2  $         481,297.13       0.67%   4.903%     741     70.07%     70.07%       180        169      11
171 - 175               5            738,734.37       1.02    6.923      634     72.03      72.03        180        174       6
176 - 180              11          1,184,631.57       1.64    6.895      604     75.03      75.03        180        177       3
236 - 240               1            152,541.06       0.21    6.875      611     75.00      75.00        240        236       4
346 - 350              19          6,664,680.31       9.24    5.477      699     73.19      74.19        360        349      11
351 - 355              59          9,566,140.98      13.27    7.158      621     78.52      79.60        360        353       7
356 - 360             311         53,313,826.94      73.94    6.613      610     82.50      82.69        360        357       3
TOTAL:                408  $      72,101,852.36     100.00%   6.578%     621     80.78%     81.16%       354        350       4


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                     GROUP 2
                                 Illinois Loans

6. CREDIT SCORE

                                                  PERCENT                                  W.A.
                  NUMBER                          OF LOANS                      W.A.     COMBINED     W.A.       W.A.
                    OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
                 MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL     LTV      TERM TO    TERM TO    LOAN
CREDIT SCORE      LOANS           BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY   MATURITY   AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
801 - 850               1  $         161,502.04       0.22%   5.875%     810     90.00%     90.00%       360        357       3
751 - 800              14          3,084,041.35       4.28    5.542      769     66.76      66.76        354        346       8
701 - 750              15          4,031,985.62       5.59    5.585      725     78.01      78.01        343        335       8
651 - 700              55         10,970,698.95      15.22    5.963      673     81.38      83.54        357        352       4
601 - 650             125         24,010,474.40      33.30    6.563      623     84.15      84.30        351        348       3
551 - 600             154         24,529,878.03      34.02    6.865      577     81.38      81.38        357        353       3
501 - 550              43          5,253,904.42       7.29    7.931      533     71.39      71.39        355        351       4
= 0                     1             59,367.55       0.08   10.500        0     85.00      85.00        360        358       2
TOTAL:                408  $      72,101,852.36     100.00%   6.578%     621     80.78%     81.16%       354        350       4

7. PROPERTY TYPE

                                                  PERCENT                                  W.A.
                  NUMBER                          OF LOANS                      W.A.     COMBINED     W.A.       W.A.
                    OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
                 MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL     LTV      TERM TO    TERM TO    LOAN
PROPERTY TYPE     LOANS           BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY   MATURITY   AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
Single family
 detached             322  $      56,138,969.13      77.86%   6.586%     623     81.12%     81.49%       352        348       4
Multi Family -
 2 Units               53         10,291,717.60      14.27    6.436      608     78.83      78.83        358        355       3
Low-rise Condo         24          3,814,821.37       5.29    6.717      615     86.80      86.80        360        356       4
Multi Family -
 3 Units                4          1,317,011.66       1.83    6.307      666     70.48      75.63        360        357       3
High-rise Condo         5            539,332.60       0.75    8.061      557     65.50      65.50        360        355       5
TOTAL:                408  $      72,101,852.36     100.00%   6.578%     621     80.78%     81.16%       354        350       4


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                     GROUP 2
                                 Illinois Loans

8. OCCUPANCY STATUS

                                                  PERCENT                                  W.A.
                  NUMBER                          OF LOANS                      W.A.     COMBINED     W.A.       W.A.
                    OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
OCCUPANCY        MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL     LTV      TERM TO    TERM TO    LOAN
STATUS            LOANS           BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY   MATURITY   AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
Primary Owner
 Occupied             401  $      71,218,730.65      98.78%   6.570%     621     80.90%     81.29%       354        350       4
Investor                7            883,121.71       1.22    7.169      615     70.91      70.91        360        358       2
TOTAL:                408  $      72,101,852.36     100.00%   6.578%     621     80.78%     81.16%       354        350       4

9. DOCUMENTATION

                                                  PERCENT                                  W.A.
                  NUMBER                          OF LOANS                      W.A.     COMBINED     W.A.       W.A.
                    OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
                 MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL     LTV      TERM TO    TERM TO    LOAN
DOCUMENTATION     LOANS           BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY   MATURITY   AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
Full
 Documentation        396  $      68,912,612.46      95.58%   6.590%     621     80.81%     81.11%       353        349       4
Full Doc w/12Mo
 Bk Stmt                9          2,550,600.53       3.54    6.228      629     81.01      83.67        360        358       2
Full Doc w/6Mo
 Bk Stmt                3            638,639.37       0.89    6.607      606     76.96      76.96        360        357       3
TOTAL:                408  $      72,101,852.36     100.00%   6.578%     621     80.78%     81.16%       354        350       4


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                     GROUP 2
                                 Illinois Loans

10. LOAN PURPOSE

                                                  PERCENT                                  W.A.
                  NUMBER                          OF LOANS                      W.A.     COMBINED     W.A.       W.A.
                    OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
                 MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL     LTV      TERM TO    TERM TO    LOAN
LOAN PURPOSE      LOANS           BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY   MATURITY   AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
C/O Refi              284  $      48,214,845.71      66.87%   6.667%     606     79.16%     79.30%       352        349       4
Purchase               76         13,186,361.15      18.29    6.725      645     87.11      88.23        359        355       4
R/T Refi               48         10,700,645.50      14.84    5.994      660     80.28      80.83        354        348       5
TOTAL:                408  $      72,101,852.36     100.00%   6.578%     621     80.78%     81.16%       354        350       4

11. PRODUCT TYPE

                                                  PERCENT                                  W.A.
                  NUMBER                          OF LOANS                      W.A.     COMBINED     W.A.       W.A.
                    OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
                 MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL     LTV      TERM TO    TERM TO    LOAN
PRODUCT TYPE      LOANS           BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY   MATURITY   AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
1 /29 TSY1Y             1  $         168,941.69       0.23%   7.375%     566     90.00%     90.00%       360        358       2
15 YR FIXED            12          1,293,943.03       1.79    6.324      649     72.02      72.02        180        173       7
15/30 BALLOON           6          1,110,720.04       1.54    6.716      630     74.39      74.39        180        176       4
20 YR FIXED             1            152,541.06       0.21    6.875      611     75.00      75.00        240        236       4
2/28 6ML              284         48,779,593.51      67.65    6.696      604     84.03      84.24        360        357       3
30 YR FIXED            79         16,204,525.15      22.47    6.283      666     72.71      73.75        360        353       7
3/27 6ML               24          4,259,529.85       5.91    6.354      634     78.74      78.74        360        357       3
6mo ARM                 1            132,058.03       0.18    6.250      630     74.03      74.03        360        351       9
TOTAL:                408  $      72,101,852.36     100.00%   6.578%     621     80.78%     81.16%       354        350       4


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                     GROUP 2
                                 Illinois Loans

12. LIEN POSITION

                                                  PERCENT                                  W.A.
                  NUMBER                          OF LOANS                      W.A.     COMBINED     W.A.       W.A.
                    OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
                 MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL     LTV      TERM TO    TERM TO    LOAN
LIEN POSITION     LOANS           BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY   MATURITY   AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
1                     408  $      72,101,852.36     100.00%   6.578%     621     80.78%     81.16%       354        350       4
TOTAL:                408  $      72,101,852.36     100.00%   6.578%     621     80.78%     81.16%       354        350       4

13. PREPAYMENT PENALTY TERM

                                                  PERCENT                                  W.A.
                  NUMBER                          OF LOANS                      W.A.     COMBINED     W.A.       W.A.
PREPAYMENT          OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
PENALTY          MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL     LTV      TERM TO    TERM TO    LOAN
TERM              LOANS           BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY   MATURITY   AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
0                     362  $      60,246,263.62      83.56%   6.718%     609     82.32%     82.53%       354        351       3
12                     27          8,822,886.87      12.24    5.530      711     72.16      73.81        350        341      10
24                      8          1,148,220.04       1.59    7.019      597     82.71      82.71        360        356       4
36                     11          1,884,481.83       2.61    6.739      595     70.74      70.74        354        346       8
TOTAL:                408  $      72,101,852.36     100.00%   6.578%     621     80.78%     81.16%       354        350       4

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                     GROUP 2
                                 Illinois Loans

14. GEOGRAPHIC DISTRIBUTION

                                                  PERCENT                                  W.A.
                  NUMBER                          OF LOANS                      W.A.     COMBINED     W.A.       W.A.
                    OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
GEOGRAPHIC       MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL     LTV      TERM TO    TERM TO    LOAN
DISTRIBUTION      LOANS           BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY   MATURITY   AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
Illinois              408  $      72,101,852.36     100.00%   6.578%     621     80.78%     81.16%       354        350       4
TOTAL:                408  $      72,101,852.36     100.00%   6.578%     621     80.78%     81.16%       354        350       4

15. GROSS MARGIN

                                                  PERCENT                                  W.A.
                  NUMBER                          OF LOANS                      W.A.     COMBINED     W.A.       W.A.
                    OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
                 MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL     LTV      TERM TO    TERM TO    LOAN
GROSS MARGIN      LOANS           BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY   MATURITY   AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
3.001 - 3.500          19  $       3,969,128.65       7.44%   5.183%     637     69.71%     69.71%       360        358       2
3.501 - 4.000          29          5,332,495.02      10.00    5.698      640     77.83      79.77        360        357       3
4.001 - 4.500          35          6,981,548.38      13.09    6.074      622     83.14      83.14        360        358       2
4.501 - 5.000          49         10,108,197.47      18.95    6.560      609     87.90      87.90        360        357       3
5.001 - 5.500          50          8,126,382.76      15.24    6.950      604     88.16      88.16        360        357       3
5.501 - 6.000          51          8,281,081.07      15.53    7.049      587     85.62      85.62        360        357       3
6.001 - 6.500          32          4,527,227.99       8.49    7.586      593     85.32      85.32        360        356       4
6.501 - 7.000          24          2,835,733.61       5.32    7.616      571     78.21      78.21        360        357       3
7.001 - 7.500          10          1,308,579.78       2.45    7.716      577     80.44      80.44        360        356       4
7.501 - 8.000           9          1,650,709.32       3.09    7.971      572     86.79      86.79        360        357       3
8.001 - 8.500           1             69,678.15       0.13    9.300      502     75.00      75.00        360        358       2
8.501 - 9.000           1            149,360.88       0.28    9.250      582     75.00      75.00        360        352       8
TOTAL:                310  $      53,340,123.08     100.00%   6.670%     606     83.60%     83.79%       360        357       3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                     GROUP 2
                                 Illinois Loans

16. INITIAL CAP

                                                  PERCENT                                  W.A.
                  NUMBER                          OF LOANS                      W.A.     COMBINED     W.A.       W.A.
                    OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
                 MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL     LTV      TERM TO    TERM TO    LOAN
INITIAL CAP       LOANS           BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY   MATURITY   AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
1.000                   1  $         132,058.03       0.25%   6.250%     630     74.03%     74.03%       360        351       9
2.000                   1            168,941.69       0.32    7.375      566     90.00      90.00        360        358       2
3.000                 308         53,039,123.36      99.44    6.668      607     83.60      83.80        360        357       3
TOTAL:                310  $      53,340,123.08     100.00%   6.670%     606     83.60%     83.79%       360        357       3

17. PERIODIC CAP

                                                  PERCENT                                  W.A.
                  NUMBER                          OF LOANS                      W.A.     COMBINED     W.A.       W.A.
                    OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
                 MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL     LTV      TERM TO    TERM TO    LOAN
PERIODIC CAP      LOANS           BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY   MATURITY   AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
1.000                 308  $      53,067,683.76      99.49%   6.666%     607     83.58%     83.78%       360        357       3
2.000                   1            168,941.69       0.32    7.375      566     90.00      90.00        360        358       2
3.000                   1            103,497.63       0.19    7.175      547     80.00      80.00        360        354       6
TOTAL:                310  $      53,340,123.08     100.00%   6.670%     606     83.60%     83.79%       360        357       3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                     GROUP 2
                                 Illinois Loans

18. MAXIMUM RATE

                                                  PERCENT                                  W.A.
                  NUMBER                          OF LOANS                      W.A.     COMBINED     W.A.       W.A.
                    OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
                 MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL     LTV      TERM TO    TERM TO    LOAN
MAXIMUM RATE      LOANS           BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY   MATURITY   AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
10.501 - 11.000         8  $       1,858,180.49       3.48%   4.842%     653     73.52%     73.52%       360        358       2
11.001 - 11.500        29          5,415,368.60      10.15    5.379      627     75.16      75.16        360        357       3
11.501 - 12.000        33          6,541,963.92      12.26    5.812      633     79.46      81.04        360        358       2
12.001 - 12.500        50         11,061,871.73      20.74    6.322      619     84.69      84.69        360        357       3
12.501 - 13.000        65         10,201,977.58      19.13    6.806      601     87.44      87.44        360        357       3
13.001 - 13.500        57          9,559,509.49      17.92    7.305      595     89.34      89.34        360        357       3
13.501 - 14.000        27          3,710,953.41       6.96    7.676      580     83.90      83.90        360        356       4
14.001 - 14.500        18          2,371,225.79       4.45    8.025      570     84.03      84.03        360        355       5
14.501 - 15.000        14          1,660,027.78       3.11    8.470      553     76.59      76.59        360        355       5
15.001 - 15.500         8            899,676.74       1.69    9.129      536     77.80      77.80        360        355       5
16.001 - 16.500         1             59,367.55       0.11   10.500        0     85.00      85.00        360        358       2
TOTAL:                310  $      53,340,123.08     100.00%   6.670%     606     83.60%     83.79%       360        357       3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                     GROUP 2
                                 Illinois Loans

19. MINIMUM RATE

                                                  PERCENT                                  W.A.
                  NUMBER                          OF LOANS                      W.A.     COMBINED     W.A.       W.A.
                    OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
                 MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL     LTV      TERM TO    TERM TO    LOAN
MINIMUM RATE      LOANS           BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY   MATURITY   AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
4.501 - 5.000           8  $       1,858,180.49       3.48%   4.842%     653     73.52%     73.52%       360        358       2
5.001 - 5.500          29          5,415,368.60      10.15    5.379      627     75.16      75.16        360        357       3
5.501 - 6.000          33          6,541,963.92      12.26    5.812      633     79.46      81.04        360        358       2
6.001 - 6.500          51         11,196,129.50      20.99    6.324      618     84.74      84.74        360        357       3
6.501 - 7.000          68         10,832,788.88      20.31    6.810      601     87.07      87.07        360        357       3
7.001 - 7.500          59          9,985,653.01      18.72    7.317      594     88.73      88.73        360        357       3
7.501 - 8.000          29          3,743,823.16       7.02    7.863      577     83.17      83.17        360        356       4
8.001 - 8.500          16          1,966,229.03       3.69    8.261      562     84.07      84.07        360        355       5
8.501 - 9.000           9            996,346.73       1.87    8.800      538     76.22      76.22        360        356       4
9.001 - 9.500           7            744,272.21       1.40    9.261      543     80.47      80.47        360        355       5
10.001 - 10.500         1             59,367.55       0.11   10.500        0     85.00      85.00        360        358       2
TOTAL:                310  $      53,340,123.08     100.00%   6.670%     606     83.60%     83.79%       360        357       3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                     GROUP 2
                                 Illinois Loans

20. NEXT RATE ADJUSTMENT DATE

                                                  PERCENT                                  W.A.
                  NUMBER                          OF LOANS                      W.A.     COMBINED     W.A.       W.A.
NEXT RATE           OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
ADJUSTMENT       MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL     LTV      TERM TO    TERM TO    LOAN
DATE              LOANS           BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY   MATURITY   AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
2005-06-01              1  $         132,058.03       0.25%   6.250%     630     74.03%     74.03%       360        351       9
2006-01-01              1            168,941.69       0.32    7.375      566     90.00      90.00        360        358       2
2006-03-01              1            115,894.81       0.22    7.375      645     90.00      90.00        360        348      12
2006-07-01              3            306,446.15       0.57    6.600      618     86.29      86.29        360        352       8
2006-07-06              1             69,410.16       0.13    8.700      582     85.00      85.00        360        353       7
2006-08-01              4            642,614.64       1.20    8.302      581     86.82      86.82        360        353       7
2006-09-01             19          3,039,552.02       5.70    7.698      581     84.87      84.87        360        354       6
2006-09-28              1            120,148.94       0.23    6.880      620     85.00      85.00        360        355       5
2006-10-01              9          1,307,322.28       2.45    7.788      554     78.01      78.01        360        355       5
2006-10-14              1            167,506.50       0.31    7.600      565     74.67      74.67        360        356       4
2006-11-01             30          4,145,601.84       7.77    7.098      595     81.25      81.25        360        356       4
2006-12-01            110         19,163,129.94      35.93    6.431      606     84.19      84.19        360        357       3
2007-01-01             87         16,076,758.17      30.14    6.585      614     84.64      85.29        360        358       2
2007-02-01             18          3,625,208.06       6.80    6.509      600     84.57      84.57        360        359       1
2007-07-01              1            149,360.88       0.28    9.250      582     75.00      75.00        360        352       8
2007-08-01              1             99,508.68       0.19    7.875      608    100.00     100.00        360        353       7
2007-11-01              1            252,761.18       0.47    7.000      562     80.00      80.00        360        356       4
2007-12-01             11          1,891,227.26       3.55    6.307      640     78.97      78.97        360        357       3
2008-01-01             10          1,866,671.85       3.50    6.001      642     77.50      77.50        360        358       2
TOTAL:                310  $      53,340,123.08     100.00%   6.670%     606     83.60%     83.79%       360        357       3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                     GROUP 2
                         Loans with Stated/No Documents

1. MORTGAGE COUPONS

                                                  PERCENT                                  W.A.
                  NUMBER                          OF LOANS                      W.A.     COMBINED     W.A.       W.A.
                    OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
MORTGAGE         MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL     LTV      TERM TO    TERM TO    LOAN
COUPONS           LOANS           BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY   MATURITY   AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
5.501 - 6.000           1  $         188,691.90      22.36%   5.575%     646     52.63%     52.63%       360        348      12
7.001 - 7.500           2            521,843.20      61.84    7.260      582     89.49      89.49        360        358       2
7.501 - 8.000           2            133,272.89      15.79    7.886      641     92.20      92.20        360        357       3
TOTAL:                  5  $         843,807.99     100.00%   6.982%     606     81.67%     81.67%       360        356       4

2. COMBINED ORIGINAL LTV

                                                  PERCENT                                  W.A.
                  NUMBER                          OF LOANS                      W.A.     COMBINED     W.A.       W.A.
COMBINED            OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
ORIGINAL         MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL     LTV      TERM TO    TERM TO    LOAN
LTV               LOANS           BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY   MATURITY   AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
50.01 - 55.00           1  $         188,691.90      22.36%   5.575%     646     52.63%     52.63%       360        348      12
80.01 - 85.00           1             57,054.31       6.76    7.800      683     81.77      81.77        360        357       3
85.01 - 90.00           2            521,843.20      61.84    7.260      582     89.49      89.49        360        358       2
95.01 - 100.00          1             76,218.58       9.03    7.950      609    100.00     100.00        360        357       3
TOTAL:                  5  $         843,807.99     100.00%   6.982%     606     81.67%     81.67%       360        356       4


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                     GROUP 2
                         Loans with Stated/No Documents

3. PRINCIPAL BALANCE

                                                  PERCENT                                  W.A.
                  NUMBER                          OF LOANS                      W.A.     COMBINED     W.A.       W.A.
                    OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
PRINCIPAL        MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL     LTV      TERM TO    TERM TO    LOAN
BALANCE           LOANS           BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY   MATURITY   AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
50,000.01 -
 100,000.00             2  $         133,272.89      15.79%   7.886%     641     92.20%     92.20%       360        357       3
100,000.01 -
 150,000.00             1            102,500.48      12.15    7.300      595     90.00      90.00        360        358       2
150,000.01 -
 200,000.00             1            188,691.90      22.36    5.575      646     52.63      52.63        360        348      12
400,000.01 -
 450,000.00             1            419,342.72      49.70    7.250      579     89.36      89.36        360        358       2
TOTAL:                  5  $         843,807.99     100.00%   6.982%     606     81.67%     81.67%       360        356       4

4. ORIGINAL TERM TO MATURITY

                                                  PERCENT                                  W.A.
                  NUMBER                          OF LOANS                      W.A.     COMBINED     W.A.       W.A.
ORIGINAL            OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
TERM TO          MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL     LTV      TERM TO    TERM TO    LOAN
MATURITY          LOANS           BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY   MATURITY   AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
360                     5  $         843,807.99     100.00%   6.982%     606     81.67%     81.67%       360        356       4
TOTAL:                  5  $         843,807.99     100.00%   6.982%     606     81.67%     81.67%       360        356       4


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                     GROUP 2
                         Loans with Stated/No Documents

5. REMAINING TERM TO MATURITY

                                                  PERCENT                                  W.A.
                  NUMBER                          OF LOANS                      W.A.     COMBINED     W.A.       W.A.
REMAINING           OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
TERM TO          MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL     LTV      TERM TO    TERM TO    LOAN
MATURITY          LOANS           BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY   MATURITY   AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
346 - 350               1  $         188,691.90      22.36%   5.575%     646     52.63%     52.63%       360        348      12
356 - 360               4            655,116.09      77.64    7.387      594     90.04      90.04        360        358       2
TOTAL:                  5  $         843,807.99     100.00%   6.982%     606     81.67%     81.67%       360        356       4

6. CREDIT SCORE

                                                  PERCENT                                  W.A.
                  NUMBER                          OF LOANS                      W.A.     COMBINED     W.A.       W.A.
                    OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
                 MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL     LTV      TERM TO    TERM TO    LOAN
CREDIT SCORE      LOANS           BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY   MATURITY   AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
651 - 700               1  $          57,054.31       6.76%   7.800%     683     81.77%     81.77%       360        357       3
601 - 650               2            264,910.48      31.39    6.258      635     66.26      66.26        360        351       9
551 - 600               2            521,843.20      61.84    7.260      582     89.49      89.49        360        358       2
TOTAL:                  5  $         843,807.99     100.00%   6.982%     606     81.67%     81.67%       360        356       4


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                     GROUP 2
                         Loans with Stated/No Documents

7. PROPERTY TYPE

                                                  PERCENT                                  W.A.
                  NUMBER                          OF LOANS                      W.A.     COMBINED     W.A.       W.A.
                    OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
                 MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL     LTV      TERM TO    TERM TO    LOAN
PROPERTY TYPE     LOANS           BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY   MATURITY   AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
Single family
 detached               5  $         843,807.99     100.00%   6.982%     606     81.67%     81.67%       360        356       4
TOTAL:                  5  $         843,807.99     100.00%   6.982%     606     81.67%     81.67%       360        356       4

8. OCCUPANCY STATUS

                                                  PERCENT                                  W.A.
                  NUMBER                          OF LOANS                      W.A.     COMBINED     W.A.       W.A.
                    OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
OCCUPANCY        MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL     LTV      TERM TO    TERM TO    LOAN
STATUS            LOANS           BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY   MATURITY   AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
Primary Owner
 Occupied               5  $         843,807.99     100.00%   6.982%     606     81.67%     81.67%       360        356       4
TOTAL:                  5  $         843,807.99     100.00%   6.982%     606     81.67%     81.67%       360        356       4

9. DOCUMENTATION

                                                  PERCENT                                  W.A.
                  NUMBER                          OF LOANS                      W.A.     COMBINED     W.A.       W.A.
                    OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
                 MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL     LTV      TERM TO    TERM TO    LOAN
DOCUMENTATION     LOANS           BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY   MATURITY   AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
No Documentation        3  $         598,061.78      70.88%   7.348%     586     90.83%     90.83%       360        358       2
Stated Income
 Documentation          2            245,746.21      29.12    6.092      655     59.40      59.40        360        350      10
TOTAL:                  5  $         843,807.99     100.00%   6.982%     606     81.67%     81.67%       360        356       4


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                     GROUP 2
                         Loans with Stated/No Documents

10. LOAN PURPOSE

                                                  PERCENT                                  W.A.
                  NUMBER                          OF LOANS                      W.A.     COMBINED     W.A.       W.A.
                    OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
                 MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL     LTV      TERM TO    TERM TO    LOAN
LOAN PURPOSE      LOANS           BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY   MATURITY   AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
Purchase                4  $         424,465.27      50.30%   6.717%     632     74.08%     74.08%       360        353       7
C/O Refi                1            419,342.72      49.70    7.250      579     89.36      89.36        360        358       2
TOTAL:                  5  $         843,807.99     100.00%   6.982%     606     81.67%     81.67%       360        356       4

11. PRODUCT TYPE

                                                  PERCENT                                  W.A.
                  NUMBER                          OF LOANS                      W.A.     COMBINED     W.A.       W.A.
                    OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
                 MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL     LTV      TERM TO    TERM TO    LOAN
PRODUCT TYPE      LOANS           BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY   MATURITY   AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
2/28 6ML                5  $         843,807.99     100.00%   6.982%     606     81.67%     81.67%       360        356       4
TOTAL:                  5  $         843,807.99     100.00%   6.982%     606     81.67%     81.67%       360        356       4


12. LIEN POSITION

                                                  PERCENT                                  W.A.
                  NUMBER                          OF LOANS                      W.A.     COMBINED     W.A.       W.A.
                    OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
                 MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL     LTV      TERM TO    TERM TO    LOAN
LIEN POSITION     LOANS           BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY   MATURITY   AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
1                       5  $         843,807.99     100.00%   6.982%     606     81.67%     81.67%       360        356       4
TOTAL:                  5  $         843,807.99     100.00%   6.982%     606     81.67%     81.67%       360        356       4

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                     GROUP 2
                         Loans with Stated/No Documents

13. PREPAYMENT PENALTY TERM

                                                  PERCENT                                  W.A.
                  NUMBER                          OF LOANS                      W.A.     COMBINED     W.A.       W.A.
PREPAYMENT          OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
PENALTY          MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL     LTV      TERM TO    TERM TO    LOAN
TERM              LOANS           BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY   MATURITY   AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
0                       1  $         419,342.72      49.70%   7.250%     579     89.36%     89.36%       360        358       2
24                      4            424,465.27      50.30    6.717      632     74.08      74.08        360        353       7
TOTAL:                  5  $         843,807.99     100.00%   6.982%     606     81.67%     81.67%       360        356       4

14. GEOGRAPHIC DISTRIBUTION

                                                  PERCENT                                  W.A.
                  NUMBER                          OF LOANS                      W.A.     COMBINED     W.A.       W.A.
                    OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
GEOGRAPHIC       MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL     LTV      TERM TO    TERM TO    LOAN
DISTRIBUTION      LOANS           BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY   MATURITY   AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
Maryland                2  $         608,034.62      72.06%   6.730%     600     77.96%     77.96%       360        355       5
Ohio                    2            133,272.89      15.79    7.886      641     92.20      92.20        360        357       3
Tennessee               1            102,500.48      12.15    7.300      595     90.00      90.00        360        358       2
TOTAL:                  5  $         843,807.99     100.00%   6.982%     606     81.67%     81.67%       360        356       4


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                     GROUP 2
                         Loans with Stated/No Documents

15. GROSS MARGIN

                                                  PERCENT                                  W.A.
                  NUMBER                          OF LOANS                      W.A.     COMBINED     W.A.       W.A.
                    OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
                 MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL     LTV      TERM TO    TERM TO    LOAN
GROSS MARGIN      LOANS           BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY   MATURITY   AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
3.501 - 4.000           1  $         188,691.90      22.36%   5.575%     646     52.63%     52.63%       360        348      12
4.501 - 5.000           1             76,218.58       9.03    7.950      609    100.00     100.00        360        357       3
5.001 - 5.500           1            419,342.72      49.70    7.250      579     89.36      89.36        360        358       2
6.001 - 6.500           1            102,500.48      12.15    7.300      595     90.00      90.00        360        358       2
6.501 - 7.000           1             57,054.31       6.76    7.800      683     81.77      81.77        360        357       3
TOTAL:                  5  $         843,807.99     100.00%   6.982%     606     81.67%     81.67%       360        356       4

16. INITIAL CAP

                                                  PERCENT                                  W.A.
                  NUMBER                          OF LOANS                      W.A.     COMBINED     W.A.       W.A.
                    OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
                 MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL     LTV      TERM TO    TERM TO    LOAN
INITIAL CAP       LOANS           BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY   MATURITY   AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
3.000                   5  $         843,807.99     100.00%   6.982%     606     81.67%     81.67%       360        356       4
TOTAL:                  5  $         843,807.99     100.00%   6.982%     606     81.67%     81.67%       360        356       4


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                     GROUP 2
                         Loans with Stated/No Documents

17. PERIODIC CAP

                                                  PERCENT                                  W.A.
                  NUMBER                          OF LOANS                      W.A.     COMBINED     W.A.       W.A.
                    OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
                 MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL     LTV      TERM TO    TERM TO    LOAN
PERIODIC CAP      LOANS           BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY   MATURITY   AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
1.000                   5  $         843,807.99     100.00%   6.982%     606     81.67%     81.67%       360        356       4
TOTAL:                  5  $         843,807.99     100.00%   6.982%     606     81.67%     81.67%       360        356       4

18. MAXIMUM RATE

                                                  PERCENT                                  W.A.
                  NUMBER                          OF LOANS                      W.A.     COMBINED     W.A.       W.A.
                    OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
                 MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL     LTV      TERM TO    TERM TO    LOAN
MAXIMUM RATE      LOANS           BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY   MATURITY   AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
11.501 - 12.000         1  $         188,691.90      22.36%   5.575%     646     52.63%     52.63%       360        348      12
13.001 - 13.500         2            521,843.20      61.84    7.260      582     89.49      89.49        360        358       2
13.501 - 14.000         2            133,272.89      15.79    7.886      641     92.20      92.20        360        357       3
TOTAL:                  5  $         843,807.99     100.00%   6.982%     606     81.67%     81.67%       360        356       4


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                     GROUP 2
                         Loans with Stated/No Documents

19. MINIMUM RATE

                                                  PERCENT                                  W.A.
                  NUMBER                          OF LOANS                      W.A.     COMBINED     W.A.       W.A.
                    OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
                 MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL     LTV      TERM TO    TERM TO    LOAN
MINIMUM RATE      LOANS           BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY   MATURITY   AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
5.501 - 6.000           1  $         188,691.90      22.36%   5.575%     646     52.63%     52.63%       360        348      12
7.001 - 7.500           2            521,843.20      61.84    7.260      582     89.49      89.49        360        358       2
7.501 - 8.000           2            133,272.89      15.79    7.886      641     92.20      92.20        360        357       3
TOTAL:                  5  $         843,807.99     100.00%   6.982%     606     81.67%     81.67%       360        356       4

20. NEXT RATE ADJUSTMENT DATE

                                                  PERCENT                                  W.A.
                  NUMBER                          OF LOANS                      W.A.     COMBINED     W.A.       W.A.
NEXT RATE           OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
ADJUSTMENT       MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL     LTV      TERM TO    TERM TO    LOAN
DATE              LOANS           BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY   MATURITY   AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
2006-03-01              1  $         188,691.90      22.36%   5.575%     646     52.63%     52.63%       360        348      12
2006-12-01              2            133,272.89      15.79    7.886      641     92.20      92.20        360        357       3
2007-01-01              2            521,843.20      61.84    7.260      582     89.49      89.49        360        358       2
TOTAL:                  5  $         843,807.99     100.00%   6.982%     606     81.67%     81.67%       360        356       4


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                     GROUP 2
                                 Maryland Loans

1. MORTGAGE COUPONS

                                                  PERCENT                                  W.A.
                  NUMBER                          OF LOANS                      W.A.     COMBINED     W.A.       W.A.
                    OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
MORTGAGE         MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL     LTV      TERM TO    TERM TO    LOAN
COUPONS           LOANS           BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY   MATURITY   AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
4.501 - 5.000           8  $       1,979,946.34       2.09%   4.958%     629     65.69%     65.69%       331        328       4
5.001 - 5.500          19          4,182,008.46       4.42    5.409      609     74.73      74.73        360        358       2
5.501 - 6.000          95         19,936,859.85      21.09    5.849      619     75.74      75.80        339        336       3
6.001 - 6.500         105         22,697,039.13      24.00    6.318      605     79.75      80.05        347        344       3
6.501 - 7.000         114         22,881,655.07      24.20    6.825      597     81.72      81.77        343        340       3
7.001 - 7.500          59         12,142,873.70      12.84    7.276      589     82.90      83.00        355        352       3
7.501 - 8.000          33          5,844,189.94       6.18    7.770      560     78.81      78.81        360        358       2
8.001 - 8.500          13          2,104,476.93       2.23    8.293      551     79.67      79.67        356        354       2
8.501 - 9.000          17          2,285,149.42       2.42    8.753      535     74.81      75.13        360        357       3
9.001 - 9.500           3            500,455.32       0.53    9.279      516     76.99      76.99        360        356       4
TOTAL:                466  $      94,554,654.16     100.00%   6.604%     599     79.08%     79.19%       347        344       3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                     GROUP 2
                                 Maryland Loans

2. COMBINED ORIGINAL LTV

                                                  PERCENT                                  W.A.
                  NUMBER                          OF LOANS                      W.A.     COMBINED     W.A.       W.A.
COMBINED            OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
ORIGINAL         MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL     LTV      TERM TO    TERM TO    LOAN
LTV               LOANS           BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY   MATURITY   AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
20.01 - 25.00           1  $          60,696.96       0.06%   6.990%     631     21.36%     21.36%       120        116       4
30.01 - 35.00           1             99,839.59       0.11    7.125        0     32.26      32.26        360        358       2
35.01 - 40.00           3            306,520.81       0.32    6.882      608     36.98      36.98        296        293       3
40.01 - 45.00           3            664,827.77       0.70    6.380      633     41.98      41.98        274        270       4
45.01 - 50.00           4            543,064.09       0.57    6.213      603     48.88      48.88        285        283       2
50.01 - 55.00          10          1,318,313.99       1.39    6.851      567     53.10      53.10        360        356       4
55.01 - 60.00          12          2,557,511.05       2.70    6.272      624     57.95      58.35        291        288       3
60.01 - 65.00          17          3,207,752.29       3.39    6.341      569     62.72      62.72        347        344       3
65.01 - 70.00          47          9,386,315.15       9.93    6.348      598     68.08      68.08        343        341       3
70.01 - 75.00          88         16,215,440.91      17.15    6.564      585     73.73      74.15        340        337       2
75.01 - 80.00          80         17,725,073.42      18.75    6.545      592     78.97      79.02        349        346       3
80.01 - 85.00          72         16,062,086.32      16.99    6.648      601     84.20      84.34        350        347       3
85.01 - 90.00         102         20,810,333.82      22.01    6.786      608     89.38      89.38        358        355       3
90.01 - 95.00          15          3,176,330.81       3.36    6.473      630     93.96      93.96        360        357       3
95.01 - 100.00         11          2,420,547.18       2.56    7.271      626    100.00     100.00        360        358       2
TOTAL:                466  $      94,554,654.16     100.00%   6.604%     599     79.08%     79.19%       347        344       3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                     GROUP 2
                                 Maryland Loans

3. PRINCIPAL BALANCE

                                                  PERCENT                                  W.A.
                  NUMBER                          OF LOANS                      W.A.     COMBINED     W.A.       W.A.
                    OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
PRINCIPAL        MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL     LTV      TERM TO    TERM TO    LOAN
BALANCE           LOANS           BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY   MATURITY   AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
less than
 50,000.00              6  $         258,647.12       0.27%   7.523%     626     77.52%     77.52%       325        322       3
50,000.01 -
 100,000.00            37          3,075,056.41       3.25    6.997      590     75.15      75.15        338        336       3
100,000.01 -
 150,000.00            89         11,397,888.62      12.05    6.910      587     75.49      75.55        350        347       3
150,000.01 -
 200,000.00           141         24,642,224.81      26.06    6.608      587     77.42      77.42        352        349       3
200,000.01 -
 250,000.00            88         19,636,363.74      20.77    6.613      600     81.40      81.86        344        341       3
250,000.01 -
 300,000.00            48         13,116,635.92      13.87    6.352      614     80.84      80.84        356        354       3
300,000.01 -
 350,000.00            23          7,366,919.17       7.79    6.848      599     82.70      82.84        337        334       3
350,000.01 -
 400,000.00            13          4,887,662.13       5.17    6.286      620     78.51      78.51        332        330       3
400,000.01 -
 450,000.00             7          2,983,742.39       3.16    6.791      603     87.66      87.66        360        357       3
450,000.01 -
 500,000.00             7          3,398,639.65       3.59    6.229      616     77.79      77.79        335        331       3
500,000.01 -
 550,000.00             5          2,636,111.42       2.79    6.171      607     73.00      73.00        322        320       3
550,000.01 -
 600,000.00             2          1,154,762.78       1.22    6.375      593     75.96      75.96        360        357       3
TOTAL:                466  $      94,554,654.16     100.00%   6.604%     599     79.08%     79.19%       347        344       3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                     GROUP 2
                                 Maryland Loans

4. ORIGINAL TERM TO MATURITY

                                                  PERCENT                                  W.A.
                  NUMBER                          OF LOANS                      W.A.     COMBINED     W.A.       W.A.
ORIGINAL            OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
TERM TO          MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL     LTV      TERM TO    TERM TO    LOAN
MATURITY          LOANS           BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY   MATURITY   AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
120                     1  $          60,696.96       0.06%   6.990%     631     21.36%     21.36%       120        116       4
180                    30          6,512,282.78       6.89    6.309      622     70.08      70.24        180        177       3
240                     3            487,367.73       0.52    6.480      634     68.17      68.17        240        235       5
360                   432         87,494,306.69      92.53    6.627      597     79.85      79.96        360        357       3
TOTAL:                466  $      94,554,654.16     100.00%   6.604%     599     79.08%     79.19%       347        344       3

5. REMAINING TERM TO MATURITY

                                                  PERCENT                                  W.A.
                  NUMBER                          OF LOANS                      W.A.     COMBINED     W.A.       W.A.
REMAINING           OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
TERM TO          MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL     LTV      TERM TO    TERM TO    LOAN
MATURITY          LOANS           BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY   MATURITY   AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
116 - 120               1  $          60,696.96       0.06%   6.990%     631     21.36%     21.36%       120        116       4
171 - 175               3            588,479.94       0.62    5.338      670     59.27      59.27        180        173       7
176 - 180              27          5,923,802.84       6.26    6.406      617     71.16      71.33        180        178       2
231 - 235               1            209,710.70       0.22    6.125      705     71.00      71.00        240        233       7
236 - 240               2            277,657.03       0.29    6.749      581     66.03      66.03        240        237       3
346 - 350               2            400,989.43       0.42    5.734      605     68.21      68.21        360        348      12
351 - 355              39          8,527,479.87       9.02    6.614      629     78.66      78.80        360        354       6
356 - 360             391         78,565,837.39      83.09    6.632      593     80.04      80.14        360        358       2
TOTAL:                466  $      94,554,654.16     100.00%   6.604%     599     79.08%     79.19%       347        344       3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                     GROUP 2
                                 Maryland Loans

6. CREDIT SCORE

                                                  PERCENT                                  W.A.
                  NUMBER                          OF LOANS                      W.A.     COMBINED     W.A.       W.A.
                    OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
CREDIT           MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL     LTV      TERM TO    TERM TO    LOAN
SCORE             LOANS           BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY   MATURITY   AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
751 - 800               4  $         995,845.17       1.05%   6.296%     780     71.91%     71.91%       360        353       7
701 - 750               8          1,602,026.94       1.69    5.919      721     73.37      73.37        300        296       4
651 - 700              36          7,790,837.79       8.24    6.226      669     81.54      81.54        340        337       3
601 - 650             141         30,648,052.52      32.41    6.360      621     80.88      81.17        340        337       3
551 - 600             218         44,064,101.65      46.60    6.661      576     79.60      79.62        352        349       3
501 - 550              57          9,185,467.95       9.71    7.590      532     70.83      70.91        358        356       2
451 - 500               1            168,482.55       0.18    7.950      500     75.00      75.00        360        358       2
= 0                     1             99,839.59       0.11    7.125        0     32.26      32.26        360        358       2
TOTAL:                466  $      94,554,654.16     100.00%   6.604%     599     79.08%     79.19%       347        344       3

7. PROPERTY TYPE

                                                  PERCENT                                  W.A.
                  NUMBER                          OF LOANS                      W.A.     COMBINED     W.A.       W.A.
                    OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
                 MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL     LTV      TERM TO    TERM TO    LOAN
PROPERTY TYPE     LOANS           BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY   MATURITY   AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
Single family
 detached             428  $      87,485,031.43      92.52%   6.597%     598     79.06%     79.19%       347        344       3
Low-rise Condo         25          4,090,093.66       4.33    6.837      605     85.19      85.19        360        358       2
Planned Unit
 Development           12          2,828,234.04       2.99    6.517      600     72.26      72.26        342        339       3
High-rise Condo         1            151,295.03       0.16    5.990      598     49.35      49.35        180        178       2
TOTAL:                466  $      94,554,654.16     100.00%   6.604%     599     79.08%     79.19%       347        344       3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                     GROUP 2
                                 Maryland Loans

8. OCCUPANCY STATUS

                                                  PERCENT                                  W.A.
                  NUMBER                          OF LOANS                      W.A.     COMBINED     W.A.       W.A.
                    OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
OCCUPANCY        MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL     LTV      TERM TO    TERM TO    LOAN
STATUS            LOANS           BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY   MATURITY   AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
Primary Owner
 Occupied             460  $      93,883,446.16      99.29%   6.604%     598     79.13%     79.25%       347        344       3
Investor                6            671,208.00       0.71    6.646      624     71.25      71.25        297        294       3
TOTAL:                466  $      94,554,654.16     100.00%   6.604%     599     79.08%     79.19%       347        344       3

9. DOCUMENTATION

                                                  PERCENT                                  W.A.
                  NUMBER                          OF LOANS                      W.A.     COMBINED     W.A.       W.A.
                    OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
                 MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL     LTV      TERM TO    TERM TO    LOAN
DOCUMENTATION     LOANS           BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY   MATURITY   AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
Full
 Documentation        453  $      91,079,589.98      96.32%   6.613%     599     79.40%     79.52%       348        345       3
Full Doc w/12Mo
 Bk Stmt                8          2,440,401.79       2.58    6.172      602     69.69      69.69        300        298       2
Full Doc w/6Mo
 Bk Stmt                3            426,627.77       0.45    7.049      592     65.85      65.85        360        357       3
No Documentation        1            419,342.72       0.44    7.250      579     89.36      89.36        360        358       2
Stated Income
 Documentation          1            188,691.90       0.20    5.575      646     52.63      52.63        360        348      12
TOTAL:                466  $      94,554,654.16     100.00%   6.604%     599     79.08%     79.19%       347        344       3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                     GROUP 2
                                 Maryland Loans

10. LOAN PURPOSE

                                                  PERCENT                                  W.A.
                  NUMBER                          OF LOANS                      W.A.     COMBINED     W.A.       W.A.
                    OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
                 MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL     LTV      TERM TO    TERM TO    LOAN
LOAN PURPOSE      LOANS           BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY   MATURITY   AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
C/O Refi              413  $      82,938,546.20      87.71%   6.598%     598     78.30%     78.41%       345        342       3
Purchase               31          7,240,156.33       7.66    6.908      605     84.82      84.98        360        357       3
R/T Refi               22          4,375,951.63       4.63    6.223      603     84.40      84.40        360        358       2
TOTAL:                466  $      94,554,654.16     100.00%   6.604%     599     79.08%     79.19%       347        344       3

11. PRODUCT TYPE

                                                  PERCENT                                  W.A.
                  NUMBER                          OF LOANS                      W.A.     COMBINED     W.A.       W.A.
                    OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
                 MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL     LTV      TERM TO    TERM TO    LOAN
PRODUCT TYPE      LOANS           BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY   MATURITY   AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
1 /29 TSY1Y             1  $         178,635.85       0.19%   5.900%     576     71.89%     71.89%       360        358       2
10 YR FIXED             1             60,696.96       0.06    6.990      631     21.36      21.36        120        116       4
15 YR FIXED             8          1,057,735.69       1.12    6.500      611     65.45      65.45        180        178       2
15/30 BALLOON          22          5,454,547.09       5.77    6.273      624     70.98      71.17        180        177       3
20 YR FIXED             3            487,367.73       0.52    6.480      634     68.17      68.17        240        235       5
2/28 6ML              339         68,789,120.14      72.75    6.624      591     81.11      81.23        360        357       3
30 YR FIXED            68         13,175,286.06      13.93    6.782      622     73.36      73.36        360        357       3
3/27 6ML               24          5,351,264.64       5.66    6.305      607     79.92      80.12        360        357       3
TOTAL:                466  $      94,554,654.16     100.00%   6.604%     599     79.08%     79.19%       347        344       3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                     GROUP 2
                                 Maryland Loans

12. LIEN POSITION

                                                  PERCENT                                  W.A.
                  NUMBER                          OF LOANS                      W.A.     COMBINED     W.A.       W.A.
                    OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
                 MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL     LTV      TERM TO    TERM TO    LOAN
LIEN POSITION     LOANS           BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY   MATURITY   AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
1                     466  $      94,554,654.16     100.00%   6.604%     599     79.08%     79.19%       347        344       3
TOTAL:                466  $      94,554,654.16     100.00%   6.604%     599     79.08%     79.19%       347        344       3

13. PREPAYMENT PENALTY TERM

                                                  PERCENT                                  W.A.
                  NUMBER                          OF LOANS                      W.A.     COMBINED     W.A.       W.A.
PREPAYMENT          OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
PENALTY          MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL     LTV      TERM TO    TERM TO    LOAN
TERM              LOANS           BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY   MATURITY   AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
0                     131  $      28,235,302.48      29.86%   6.552%     609     76.38%     76.38%       328        325       3
12                     17          3,369,672.28       3.56    6.762      595     77.45      77.77        355        352       3
24                    254         50,956,010.15      53.89    6.628      590     81.83      82.00        360        358       2
36                     64         11,993,669.25      12.68    6.584      610     74.16      74.25        332        330       2
TOTAL:                466  $      94,554,654.16     100.00%   6.604%     599     79.08%     79.19%       347        344       3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                     GROUP 2
                                 Maryland Loans

14. GEOGRAPHIC DISTRIBUTION

                                                  PERCENT                                  W.A.
                  NUMBER                          OF LOANS                      W.A.     COMBINED     W.A.       W.A.
                    OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
GEOGRAPHIC       MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL     LTV      TERM TO    TERM TO    LOAN
DISTRIBUTION      LOANS           BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY   MATURITY   AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
Maryland              466  $      94,554,654.16     100.00%   6.604%     599     79.08%     79.19%       347        344       3
TOTAL:                466  $      94,554,654.16     100.00%   6.604%     599     79.08%     79.19%       347        344       3

15. GROSS MARGIN

                                                  PERCENT                                  W.A.
                  NUMBER                          OF LOANS                      W.A.     COMBINED     W.A.       W.A.
                    OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
                 MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL     LTV      TERM TO    TERM TO    LOAN
GROSS MARGIN      LOANS           BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY   MATURITY   AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
2.501 - 3.000          31  $       6,053,416.22       8.15%   5.589%     605     71.60%     72.71%       360        358       2
3.001 - 3.500          49         10,954,259.18      14.74    5.938      599     77.53      77.53        360        358       2
3.501 - 4.000          69         15,015,850.55      20.20    6.320      604     80.81      80.81        360        357       3
4.001 - 4.500          64         13,409,467.13      18.04    6.564      601     86.79      86.95        360        358       2
4.501 - 5.000          63         12,752,487.81      17.16    6.926      582     82.00      82.00        360        357       3
5.001 - 5.500          33          7,349,531.18       9.89    7.072      595     84.35      84.35        360        357       3
5.501 - 6.000          18          2,774,638.58       3.73    7.851      553     75.50      75.77        360        357       3
6.001 - 6.500          16          2,532,529.23       3.41    7.748      551     77.63      77.63        360        357       3
6.501 - 7.000          12          2,026,751.05       2.73    7.623      556     80.72      80.72        360        356       4
7.001 - 7.500           3            565,015.18       0.76    7.882      558     83.85      83.85        360        357       3
7.501 - 8.000           5            728,026.43       0.98    7.805      570     86.53      86.53        360        357       3
8.001 - 8.500           1            157,048.09       0.21    8.500      565     88.98      88.98        360        356       4
TOTAL:                364  $      74,319,020.63     100.00%   6.599%     592     81.00%     81.13%       360        357       3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                     GROUP 2
                                 Maryland Loans

16. INITIAL CAP

                                                  PERCENT                                  W.A.
                  NUMBER                          OF LOANS                      W.A.     COMBINED     W.A.       W.A.
                    OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
                 MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL     LTV      TERM TO    TERM TO    LOAN
INITIAL CAP       LOANS           BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY   MATURITY   AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
2.000                   1  $         178,635.85       0.24%   5.900%     576     71.89%     71.89%       360        358       2
3.000                 363         74,140,384.78      99.76    6.601      592     81.02      81.15        360        357       3
TOTAL:                364  $      74,319,020.63     100.00%   6.599%     592     81.00%     81.13%       360        357       3

17. PERIODIC CAP

                                                  PERCENT                                  W.A.
                  NUMBER                          OF LOANS                      W.A.     COMBINED     W.A.       W.A.
                    OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
                 MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL     LTV      TERM TO    TERM TO    LOAN
PERIODIC CAP      LOANS           BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY   MATURITY   AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
1.000                 362  $      73,623,635.42      99.06%   6.606%     592     81.13%     81.26%       360        357       3
2.000                   2            695,385.21       0.94    5.844      614     67.38      67.38        360        355       5
TOTAL:                364  $      74,319,020.63     100.00%   6.599%     592     81.00%     81.13%       360        357       3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                     GROUP 2
                                 Maryland Loans

18. MAXIMUM RATE

                                                  PERCENT                                  W.A.
                  NUMBER                          OF LOANS                      W.A.     COMBINED     W.A.       W.A.
                    OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
                 MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL     LTV      TERM TO    TERM TO    LOAN
MAXIMUM RATE      LOANS           BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY   MATURITY   AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
10.501 - 11.000         7  $       1,662,696.67       2.24%   4.959%     618     69.98%     69.98%       360        357       3
11.001 - 11.500        19          4,182,008.46       5.63    5.409      609     74.73      74.73        360        358       2
11.501 - 12.000        73         14,797,440.99      19.91    5.836      602     78.37      78.37        360        357       3
12.001 - 12.500        80         17,702,029.16      23.82    6.317      603     81.63      82.02        360        357       3
12.501 - 13.000        81         16,360,297.68      22.01    6.800      595     84.40      84.47        360        357       3
13.001 - 13.500        48         10,205,616.28      13.73    7.276      586     83.86      83.97        360        357       3
13.501 - 14.000        29          5,065,324.49       6.82    7.684      557     80.16      80.16        360        357       3
14.001 - 14.500        12          2,199,142.63       2.96    8.154      551     81.84      81.84        360        358       2
14.501 - 15.000        12          1,644,008.95       2.21    8.755      528     75.92      76.37        360        357       3
15.001 - 15.500         3            500,455.32       0.67    9.279      516     76.99      76.99        360        356       4
TOTAL:                364  $      74,319,020.63     100.00%   6.599%     592     81.00%     81.13%       360        357       3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                     GROUP 2
                                 Maryland Loans

19. MINIMUM RATE

                                                  PERCENT                                  W.A.
                  NUMBER                          OF LOANS                      W.A.     COMBINED     W.A.       W.A.
                    OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
                 MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL     LTV      TERM TO    TERM TO    LOAN
MINIMUM RATE      LOANS           BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY   MATURITY   AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
4.501 - 5.000           7  $       1,662,696.67       2.24%   4.959%     618     69.98%     69.98%       360        357       3
5.001 - 5.500          19          4,182,008.46       5.63    5.409      609     74.73      74.73        360        358       2
5.501 - 6.000          74         15,314,190.35      20.61    5.836      602     77.95      77.95        360        357       3
6.001 - 6.500          80         17,702,029.16      23.82    6.317      603     81.63      82.02        360        357       3
6.501 - 7.000          83         16,283,445.37      21.91    6.832      593     85.08      85.14        360        357       3
7.001 - 7.500          49         10,473,107.22      14.09    7.272      585     83.76      83.87        360        357       3
7.501 - 8.000          26          4,625,427.44       6.22    7.761      554     79.46      79.46        360        358       2
8.001 - 8.500          11          1,931,651.69       2.60    8.297      550     82.10      82.10        360        358       2
8.501 - 9.000          12          1,644,008.95       2.21    8.755      528     75.92      76.37        360        357       3
9.001 - 9.500           3            500,455.32       0.67    9.279      516     76.99      76.99        360        356       4
TOTAL:                364  $      74,319,020.63     100.00%   6.599%     592     81.00%     81.13%       360        357       3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                     GROUP 2
                                 Maryland Loans

20. NEXT RATE ADJUSTMENT DATE

                                                  PERCENT                                  W.A.
                  NUMBER                          OF LOANS                      W.A.     COMBINED     W.A.       W.A.
NEXT RATE           OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
ADJUSTMENT       MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL     LTV      TERM TO    TERM TO    LOAN
DATE              LOANS           BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY   MATURITY   AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
2006-01-01              1  $         178,635.85       0.24%   5.900%     576     71.89%     71.89%       360        358       2
2006-03-01              2            400,989.43       0.54    5.734      605     68.21      68.21        360        348      12
2006-07-01              2            445,217.95       0.60    6.556      601     80.39      80.39        360        352       8
2006-08-01              2            254,248.08       0.34    6.230      710     77.13      77.13        360        353       7
2006-08-24              1            175,976.28       0.24    7.350      616     85.00      85.00        360        354       6
2006-09-01             20          3,978,045.06       5.35    7.018      612     83.80      84.08        360        354       6
2006-09-13              1             40,679.66       0.05    8.700      595     85.00      85.00        360        355       5
2006-10-01              5          1,550,399.28       2.09    6.063      600     72.86      72.86        360        355       5
2006-11-01             14          2,652,090.86       3.57    6.833      584     80.22      80.22        360        356       4
2006-12-01            113         23,297,531.17      31.35    6.577      589     80.77      80.77        360        357       3
2007-01-01            140         28,239,017.30      38.00    6.544      591     80.99      81.25        360        358       2
2007-02-01             39          7,754,925.07      10.43    6.928      582     83.84      83.84        360        359       1
2007-09-01              1            516,749.36       0.70    5.825      627     65.82      65.82        360        354       6
2007-11-01              2            567,918.69       0.76    6.509      588     82.41      82.41        360        356       4
2007-12-01              5          1,160,038.44       1.56    6.902      593     85.08      85.99        360        357       3
2008-01-01             10          2,095,765.11       2.82    6.168      617     81.76      81.76        360        358       2
2008-02-01              6          1,010,793.04       1.36    6.037      602     75.99      75.99        360        359       1
TOTAL:                364  $      74,319,020.63     100.00%   6.599%     592     81.00%     81.13%       360        357       3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                     GROUP 2
                                New Jersey Loans

1. MORTGAGE COUPONS

                                                  PERCENT                                  W.A.
                  NUMBER                          OF LOANS                      W.A.     COMBINED     W.A.       W.A.
                    OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
MORTGAGE         MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL     LTV      TERM TO    TERM TO    LOAN
COUPONS           LOANS           BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY   MATURITY   AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
4.501 - 5.000           7  $       1,602,117.86       1.71%   4.862%     651     71.07%     71.07%       360        357       3
5.001 - 5.500          26          5,597,334.47       5.96    5.390      632     70.66      71.11        356        353       3
5.501 - 6.000          86         20,220,007.13      21.52    5.836      636     73.65      74.65        346        342       4
6.001 - 6.500         101         20,400,833.22      21.72    6.325      626     74.82      75.07        352        349       4
6.501 - 7.000         118         24,371,607.67      25.94    6.801      613     76.67      76.88        351        348       3
7.001 - 7.500          47         10,606,609.18      11.29    7.291      614     79.44      79.73        357        354       3
7.501 - 8.000          35          6,218,979.94       6.62    7.839      582     79.64      79.81        358        355       4
8.001 - 8.500          15          2,415,534.82       2.57    8.335      551     75.33      75.33        360        356       4
8.501 - 9.000           6            851,321.15       0.91    8.906      541     71.40      71.40        352        348       4
9.001 - 9.500           4            647,263.59       0.69    9.405      530     71.84      71.84        360        357       3
9.501 - 10.000          3            477,749.79       0.51    9.918      536     79.97      79.97        360        354       6
10.001 - 10.500         3            413,759.00       0.44   10.367      524     74.60      74.60        360        353       7
10.501 - 11.000         1            114,824.49       0.12   10.750      518     69.70      69.70        360        356       4
TOTAL:                452  $      93,937,942.31     100.00%   6.610%     617     75.56%     75.95%       352        349       4


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                     GROUP 2
                                New Jersey Loans

2. COMBINED ORIGINAL LTV

                                                  PERCENT                                  W.A.
                  NUMBER                          OF LOANS                      W.A.     COMBINED     W.A.       W.A.
COMBINED            OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
ORIGINAL         MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL     LTV      TERM TO    TERM TO    LOAN
LTV               LOANS           BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY   MATURITY   AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
5.01 - 10.00            1  $         156,822.17       0.17%   7.750%     577      9.00%      9.00%       360        354       6
15.01 - 20.00           2            138,609.52       0.15    6.141      770     17.12      17.12        190        186       3
20.01 - 25.00           2            128,262.63       0.14    8.299      548     23.89      23.89        304        300       4
25.01 - 30.00           1             84,182.03       0.09    6.875      700     28.33      28.33        180        177       3
30.01 - 35.00           3            361,379.53       0.38    6.813      630     33.45      33.45        360        354       6
35.01 - 40.00           5            685,775.74       0.73    7.004      607     37.92      37.92        305        302       3
40.01 - 45.00           9          1,398,270.96       1.49    6.538      604     43.37      43.37        346        343       4
45.01 - 50.00          11          1,364,369.80       1.45    6.236      599     47.52      47.52        360        356       4
50.01 - 55.00          21          4,038,471.84       4.30    6.347      631     52.78      52.78        338        334       3
55.01 - 60.00          27          4,746,345.35       5.05    6.559      631     57.83      58.40        340        337       3
60.01 - 65.00          41          7,509,498.45       7.99    6.259      611     63.27      66.19        352        348       4
65.01 - 70.00          40          8,378,149.30       8.92    6.333      610     68.63      68.63        342        338       4
70.01 - 75.00          54         11,704,391.88      12.46    6.669      613     73.82      73.82        355        351       4
75.01 - 80.00          90         19,372,068.37      20.62    6.601      611     79.10      79.67        355        352       4
80.01 - 85.00          55         12,900,037.44      13.73    6.695      610     84.19      84.19        360        357       3
85.01 - 90.00          72         16,953,744.28      18.05    6.836      626     89.49      89.55        356        353       3
90.01 - 95.00          12          2,641,551.24       2.81    6.650      643     94.67      94.67        356        353       3
95.01 - 100.00          6          1,376,011.78       1.46    7.024      648    100.00     100.00        360        357       3
TOTAL:                452  $      93,937,942.31     100.00%   6.610%     617     75.56%     75.95%       352        349       4


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                     GROUP 2
                                New Jersey Loans

3. PRINCIPAL BALANCE

                                                  PERCENT                                  W.A.
                  NUMBER                          OF LOANS                      W.A.     COMBINED     W.A.       W.A.
                    OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
PRINCIPAL        MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL     LTV      TERM TO    TERM TO    LOAN
BALANCE           LOANS           BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY   MATURITY   AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
less than
 50,000.00              1  $          39,680.21       0.04%   8.990%     569     23.53%     23.53%       180        177       3
50,000.01 -
 100,000.00            37          3,083,195.31       3.28    6.831      610     60.72      61.32        341        337       4
100,000.01 -
 150,000.00           102         13,142,403.38      13.99    6.935      607     70.68      70.91        346        343       3
150,000.01 -
 200,000.00            96         16,726,718.12      17.81    6.685      601     71.02      71.26        349        345       4
200,000.01 -
 250,000.00            99         21,738,766.26      23.14    6.572      621     78.08      78.52        357        353       4
250,000.01 -
 300,000.00            54         14,674,585.90      15.62    6.542      617     79.37      79.55        353        350       4
300,000.01 -
 350,000.00            17          5,454,705.99       5.81    6.052      629     75.71      75.71        360        357       3
350,000.01 -
 400,000.00            28         10,463,195.19      11.14    6.318      619     79.12      79.12        348        344       3
400,000.01 -
 450,000.00            10          4,219,441.32       4.49    6.940      646     83.06      83.06        360        357       3
450,000.01 -
 500,000.00             3          1,432,120.99       1.52    5.950      647     81.18      81.18        360        358       2
500,000.01 -
 550,000.00             2          1,048,462.75       1.12    6.921      641     77.31      92.54        360        354       6
600,000.01 -
 650,000.00             2          1,234,305.37       1.31    7.062      628     76.36      76.36        360        357       3
650,000.01 -
 700,000.00             1            680,361.52       0.72    6.990      681     70.00      70.00        360        355       5
TOTAL:                452  $      93,937,942.31     100.00%   6.610%     617     75.56%     75.95%       352        349       4


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                     GROUP 2
                                New Jersey Loans

4. ORIGINAL TERM TO MATURITY

                                                  PERCENT                                  W.A.
                  NUMBER                          OF LOANS                      W.A.     COMBINED     W.A.       W.A.
ORIGINAL            OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
TERM TO          MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL     LTV      TERM TO    TERM TO    LOAN
MATURITY          LOANS           BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY   MATURITY   AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
120                     1  $          58,122.71       0.06%   5.990%     800     19.05%     19.05%       120        116       4
180                    17          2,941,931.34       3.13    6.309      648     65.30      65.30        180        176       4
240                     7            939,823.96       1.00    6.239      676     53.95      53.95        240        236       4
300                     7          1,266,576.84       1.35    6.739      665     74.70      74.70        300        294       6
360                   420         88,731,487.46      94.46    6.622      615     76.18      76.59        360        357       3
TOTAL:                452  $      93,937,942.31     100.00%   6.610%     617     75.56%     75.95%       352        349       4


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                     GROUP 2
                                New Jersey Loans

5. REMAINING TERM TO MATURITY

                                                  PERCENT                                  W.A.
                  NUMBER                          OF LOANS                      W.A.     COMBINED     W.A.       W.A.
REMAINING           OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
TERM TO          MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL     LTV      TERM TO    TERM TO    LOAN
MATURITY          LOANS           BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY   MATURITY   AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
116 - 120               1  $          58,122.71       0.06%   5.990%     800     19.05%     19.05%       120        116       4
171 - 175               5            906,580.65       0.97    6.259      682     64.34      64.34        180        173       7
176 - 180              12          2,035,350.69       2.17    6.332      633     65.72      65.72        180        177       3
231 - 235               4            537,422.40       0.57    6.286      661     55.94      55.94        240        234       6
236 - 240               3            402,401.56       0.43    6.177      697     51.30      51.30        240        237       3
291 - 295               5            906,747.64       0.97    6.607      688     77.93      77.93        300        293       7
296 - 300               2            359,829.20       0.38    7.073      607     66.57      66.57        300        297       3
346 - 350               6            930,844.44       0.99    6.712      618     82.87      82.87        360        349      11
351 - 355              94         20,168,514.48      21.47    6.765      623     73.51      74.45        360        354       6
356 - 360             320         67,632,128.54      72.00    6.578      612     76.88      77.14        360        357       3
TOTAL:                452  $      93,937,942.31     100.00%   6.610%     617     75.56%     75.95%       352        349       4


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                     GROUP 2
                                New Jersey Loans

6. CREDIT SCORE

                                                  PERCENT                                  W.A.
                  NUMBER                          OF LOANS                      W.A.     COMBINED     W.A.       W.A.
                    OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
                 MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL     LTV      TERM TO    TERM TO    LOAN
CREDIT SCORE      LOANS           BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY   MATURITY   AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
801 - 850               1  $         134,624.72       0.14%   6.400%     808     58.70%     58.70%       360        357       3
751 - 800              14          2,787,256.52       2.97    5.916      773     75.49      75.49        323        318       4
701 - 750              15          2,937,843.14       3.13    6.244      723     73.75      73.75        343        340       4
651 - 700              68         17,391,687.70      18.51    6.398      673     76.05      77.28        350        346       4
601 - 650             141         29,093,961.06      30.97    6.410      624     77.53      77.96        351        348       3
551 - 600             165         33,459,085.74      35.62    6.654      579     75.33      75.42        355        352       3
501 - 550              46          7,859,364.99       8.37    7.940      536     69.58      69.58        360        356       4
451 - 500               1            185,790.67       0.20    8.875      500     74.40      74.40        360        358       2
= 0                     1             88,327.77       0.09    8.200        0     36.88      36.88        360        357       3
TOTAL:                452  $      93,937,942.31     100.00%   6.610%     617     75.56%     75.95%       352        349       4


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                     GROUP 2
                                New Jersey Loans

7. PROPERTY TYPE

                                                  PERCENT                                  W.A.
                  NUMBER                          OF LOANS                      W.A.     COMBINED     W.A.       W.A.
                    OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
                 MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL     LTV      TERM TO    TERM TO    LOAN
PROPERTY TYPE     LOANS           BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY   MATURITY   AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
Single family
 detached             394        $81,872,951.65      87.16%   6.613%     617     75.68%     76.13%       353        349       4
Multi Family -
 2 Units               34          7,277,992.70       7.75    6.483      610     72.24      72.24        351        347       4
Low-rise Condo         16          2,886,920.74       3.07    6.629      639     81.98      81.98        338        335       3
Planned Unit
 Development            4          1,099,696.73       1.17    7.088      626     79.58      79.58        360        357       3
Multi Family -
 3 Units                3            604,606.75       0.64    6.883      634     63.82      63.82        360        358       2
High-rise Condo         1            195,773.74       0.21    6.125      604     65.50      65.50        360        357       3
TOTAL:                452  $      93,937,942.31     100.00%   6.610%     617     75.56%     75.95%       352        349       4

8. OCCUPANCY STATUS

                                                  PERCENT                                  W.A.
                  NUMBER                          OF LOANS                      W.A.     COMBINED     W.A.       W.A.
                    OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
OCCUPANCY        MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL     LTV      TERM TO    TERM TO    LOAN
STATUS            LOANS           BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY   MATURITY   AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
Primary Owner
 Occupied             444  $      92,866,394.80      98.86%   6.605%     616     75.63%     76.02%       352        349       4
Investor                8          1,071,547.51       1.14    7.012      672     69.45      69.45        360        356       4
TOTAL:                452  $      93,937,942.31     100.00%   6.610%     617     75.56%     75.95%       352        349       4


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                     GROUP 2
                                New Jersey Loans

9. DOCUMENTATION

                                                  PERCENT                                  W.A.
                  NUMBER                          OF LOANS                      W.A.     COMBINED     W.A.       W.A.
                    OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
                 MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL     LTV      TERM TO    TERM TO    LOAN
DOCUMENTATION     LOANS           BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY   MATURITY   AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
Full
 Documentation        430  $      89,308,187.49      95.07%   6.618%     618     75.73%     76.14%       353        349       4
Full Doc w/12Mo
 Bk Stmt               20          3,996,448.83       4.25    6.514      605     71.42      71.63        360        357       3
Full Doc w/6Mo
 Bk Stmt                2            633,305.99       0.67    6.079      574     76.84      76.84        257        255       3
TOTAL:                452  $      93,937,942.31     100.00%   6.610%     617     75.56%     75.95%       352        349       4

10. LOAN PURPOSE

                                                  PERCENT                                  W.A.
                  NUMBER                          OF LOANS                      W.A.     COMBINED     W.A.       W.A.
                    OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
                 MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL     LTV      TERM TO    TERM TO    LOAN
LOAN PURPOSE      LOANS           BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY   MATURITY   AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
C/O Refi              402  $      81,625,591.91      86.89%   6.594%     612     74.32%     74.74%       352        349       3
Purchase               30          8,123,678.30       8.65    6.731      655     87.13      87.13        354        350       4
R/T Refi               20          4,188,672.10       4.46    6.686      634     77.16      77.90        353        349       4
TOTAL:                452  $      93,937,942.31     100.00%   6.610%     617     75.56%     75.95%       352        349       4


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                     GROUP 2
                                New Jersey Loans

11. PRODUCT TYPE

                                                  PERCENT                                  W.A.
                  NUMBER                          OF LOANS                      W.A.     COMBINED     W.A.       W.A.
                    OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
                 MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL     LTV      TERM TO    TERM TO    LOAN
PRODUCT TYPE      LOANS           BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY   MATURITY   AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
10 YR FIXED             1  $          58,122.71       0.06%   5.990%     800     19.05%     19.05%       120        116       4
15 YR FIXED            15          2,543,747.15       2.71    6.211      652     63.24      63.24        180        176       4
15/30 BALLOON           2            398,184.19       0.42    6.937      623     78.46      78.46        180        175       5
20 YR FIXED             7            939,823.96       1.00    6.239      676     53.95      53.95        240        236       4
25 YR FIXED             7          1,266,576.84       1.35    6.739      665     74.70      74.70        300        294       6
2/28 6ML              217         45,129,309.98      48.04    6.505      603     78.73      78.91        360        357       3
30 YR FIXED           175         36,857,593.26      39.24    6.810      628     72.94      73.64        360        356       4
3/27 6ML               28          6,744,584.22       7.18    6.377      618     76.79      77.17        360        356       4
TOTAL:                452  $      93,937,942.31     100.00%   6.610%     617     75.56%     75.95%       352        349       4


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                     GROUP 2
                                New Jersey Loans

12. LIEN POSITION

                                                  PERCENT                                  W.A.
                  NUMBER                          OF LOANS                      W.A.     COMBINED     W.A.       W.A.
                    OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
                 MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL     LTV      TERM TO    TERM TO    LOAN
LIEN POSITION     LOANS           BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY   MATURITY   AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
1                     452  $      93,937,942.31     100.00%   6.610%     617     75.56%     75.95%       352        349       4
TOTAL:                452  $      93,937,942.31     100.00%   6.610%     617     75.56%     75.95%       352        349       4

13. PREPAYMENT PENALTY TERM

                                                  PERCENT                                  W.A.
                  NUMBER                          OF LOANS                      W.A.     COMBINED     W.A.       W.A.
PREPAYMENT          OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
PENALTY          MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL     LTV      TERM TO    TERM TO    LOAN
TERM              LOANS           BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY   MATURITY   AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
0                     452  $      93,937,942.31     100.00%   6.610%     617     75.56%     75.95%       352        349       4
TOTAL:                452  $      93,937,942.31     100.00%   6.610%     617     75.56%     75.95%       352        349       4


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                     GROUP 2
                                New Jersey Loans

14. GEOGRAPHIC DISTRIBUTION

                                                  PERCENT                                  W.A.
                  NUMBER                          OF LOANS                      W.A.     COMBINED     W.A.       W.A.
                    OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
GEOGRAPHIC       MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL     LTV      TERM TO    TERM TO    LOAN
DISTRIBUTION      LOANS           BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY   MATURITY   AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
New Jersey            452  $      93,937,942.31     100.00%   6.610%     617     75.56%     75.95%       352        349       4
TOTAL:                452  $      93,937,942.31     100.00%   6.610%     617     75.56%     75.95%       352        349       4


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                     GROUP 2
                                New Jersey Loans

15. GROSS MARGIN

                                                  PERCENT                                  W.A.
                  NUMBER                          OF LOANS                      W.A.     COMBINED     W.A.       W.A.
                    OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
                 MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL     LTV      TERM TO    TERM TO    LOAN
GROSS MARGIN      LOANS           BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY   MATURITY   AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
2.001 - 2.500           1  $         149,431.56       0.29%   4.750%     764     60.00%     60.00%       360        357       3
2.501 - 3.000          11          3,015,349.95       5.81    5.459      621     69.03      69.03        360        358       2
3.001 - 3.500          22          4,777,552.78       9.21    5.620      609     74.32      74.97        360        357       3
3.501 - 4.000          45          9,014,124.31      17.38    5.865      609     73.54      74.28        360        357       3
4.001 - 4.500          40          9,398,515.59      18.12    6.235      631     85.05      85.05        360        357       3
4.501 - 5.000          38          8,251,742.28      15.91    6.420      604     82.34      82.34        360        357       3
5.001 - 5.500          22          4,658,627.98       8.98    7.108      591     85.60      85.84        360        357       3
5.501 - 6.000          24          4,704,573.30       9.07    7.037      599     77.98      77.98        360        356       4
6.001 - 6.500          12          2,107,492.07       4.06    7.251      591     72.68      72.68        360        356       4
6.501 - 7.000          11          2,320,615.75       4.47    7.505      566     74.16      74.16        360        355       5
7.001 - 7.500           8          1,532,953.39       2.96    7.643      576     76.68      76.68        360        357       3
7.501 - 8.000           5          1,071,454.16       2.07    8.857      552     78.35      78.35        360        355       5
8.001 - 8.500           4            636,768.18       1.23    8.879      535     77.15      77.15        360        353       7
8.501 - 9.000           1            119,868.41       0.23    9.000      505     63.16      63.16        360        358       2
9.001 - 9.500           1            114,824.49       0.22   10.750      518     69.70      69.70        360        356       4
TOTAL:                245  $      51,873,894.20     100.00%   6.488%     605     78.48%     78.69%       360        357       3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                     GROUP 2
                                New Jersey Loans

16. INITIAL CAP

                                                  PERCENT                                  W.A.
                  NUMBER                          OF LOANS                      W.A.     COMBINED     W.A.       W.A.
                    OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
                 MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL     LTV      TERM TO    TERM TO    LOAN
INITIAL CAP       LOANS           BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY   MATURITY   AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
3.000                 245  $      51,873,894.20     100.00%   6.488%     605     78.48%     78.69%       360        357       3
TOTAL:                245  $      51,873,894.20     100.00%   6.488%     605     78.48%     78.69%       360        357       3

17. PERIODIC CAP

                                                  PERCENT                                  W.A.
                  NUMBER                          OF LOANS                      W.A.     COMBINED     W.A.       W.A.
                    OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
                 MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL     LTV      TERM TO    TERM TO    LOAN
PERIODIC CAP      LOANS           BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY   MATURITY   AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
1.000                 245  $      51,873,894.20     100.00%   6.488%     605     78.48%     78.69%       360        357       3
TOTAL:                245  $      51,873,894.20     100.00%   6.488%     605     78.48%     78.69%       360        357       3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                     GROUP 2
                                New Jersey Loans

18. MAXIMUM RATE

                                                  PERCENT                                  W.A.
                  NUMBER                          OF LOANS                      W.A.     COMBINED     W.A.       W.A.
                    OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
                 MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL     LTV      TERM TO    TERM TO    LOAN
MAXIMUM RATE      LOANS           BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY   MATURITY   AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
10.501 - 11.000         7  $       1,602,117.86       3.09%   4.862%     651     71.07%     71.07%       360        357       3
11.001 - 11.500        24          5,137,722.02       9.90    5.411      625     72.07      72.57        360        358       2
11.501 - 12.000        53         12,142,005.57      23.41    5.783      612     76.66      77.00        360        357       3
12.001 - 12.500        51         10,542,294.43      20.32    6.271      619     80.07      80.37        360        357       3
12.501 - 13.000        53         11,387,876.84      21.95    6.797      599     82.23      82.23        360        357       3
13.001 - 13.500        20          4,337,400.12       8.36    7.259      598     79.65      79.65        360        357       3
13.501 - 14.000        15          2,992,244.26       5.77    7.700      571     85.24      85.60        360        356       4
14.001 - 14.500        10          1,902,145.11       3.67    8.018      561     75.14      75.14        360        355       5
14.501 - 15.000         4            595,748.07       1.15    8.811      535     69.93      69.93        360        356       4
15.001 - 15.500         3            511,334.76       0.99    9.447      527     69.67      69.67        360        357       3
15.501 - 16.000         2            334,021.81       0.64    9.990      532     79.96      79.96        360        354       6
16.001 - 16.500         2            274,158.86       0.53   10.300      513     72.98      72.98        360        353       7
16.501 - 17.000         1            114,824.49       0.22   10.750      518     69.70      69.70        360        356       4
TOTAL:                245  $      51,873,894.20     100.00%   6.488%     605     78.48%     78.69%       360        357       3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                     GROUP 2
                                New Jersey Loans

19. MINIMUM RATE

                                                  PERCENT                                  W.A.
                  NUMBER                          OF LOANS                      W.A.     COMBINED     W.A.       W.A.
                    OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
                 MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL     LTV      TERM TO    TERM TO    LOAN
MINIMUM RATE      LOANS           BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY   MATURITY   AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
4.501 - 5.000           7  $       1,602,117.86       3.09%   4.862%     651     71.07%     71.07%       360        357       3
5.001 - 5.500          25          5,465,768.22      10.54    5.393      629     70.79      71.26        360        357       3
5.501 - 6.000          53         12,142,005.57      23.41    5.783      612     76.66      77.00        360        357       3
6.001 - 6.500          51         10,426,765.36      20.10    6.306      617     80.89      81.19        360        357       3
6.501 - 7.000          55         11,904,197.56      22.95    6.803      598     82.41      82.41        360        357       3
7.001 - 7.500          21          4,601,518.52       8.87    7.291      597     80.32      80.32        360        357       3
7.501 - 8.000          14          2,564,505.96       4.94    7.863      569     82.88      83.30        360        356       4
8.001 - 8.500           8          1,425,509.58       2.75    8.316      543     72.18      72.18        360        355       5
8.501 - 9.000           3            507,165.65       0.98    8.954      535     77.94      77.94        360        356       4
9.001 - 9.500           3            511,334.76       0.99    9.447      527     69.67      69.67        360        357       3
9.501 - 10.000          2            334,021.81       0.64    9.990      532     79.96      79.96        360        354       6
10.001 - 10.500         2            274,158.86       0.53   10.300      513     72.98      72.98        360        353       7
10.501 - 11.000         1            114,824.49       0.22   10.750      518     69.70      69.70        360        356       4
TOTAL:                245  $      51,873,894.20     100.00%   6.488%     605     78.48%     78.69%       360        357       3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                  ABFC 2005-WF1
                                     GROUP 2
                                New Jersey Loans

20. NEXT RATE ADJUSTMENT DATE

                                                  PERCENT                                  W.A.
                  NUMBER                          OF LOANS                      W.A.     COMBINED     W.A.       W.A.
NEXT RATE           OF           AGGREGATE           BY       W.A.     W.A.   COMBINED   ORIGINAL   ORIGINAL  REMAINING   W.A.
ADJUSTMENT       MORTGAGE        PRINCIPAL       PRINCIPAL   GROSS    CREDIT  ORIGINAL     LTV      TERM TO    TERM TO    LOAN
DATE              LOANS           BALANCE         BALANCE    COUPON   SCORE      LTV       W SS     MATURITY   MATURITY   AGE
---------------  --------  --------------------  ---------   ------   ------  --------   --------   --------  ---------  ------
2006-03-01              2  $         247,498.34       0.48%   6.137%     577     82.39%     82.39%       360        348      12
2006-04-01              1            178,116.57       0.34    6.375      570     90.00      90.00        360        349      11
2006-05-01              1            139,304.02       0.27    8.125      534     85.00      85.00        360        350      10
2006-06-01              4            509,240.57       0.98    6.290      616     69.24      69.24        360        351       9
2006-08-01              9          1,726,889.16       3.33    8.396      549     80.04      80.04        360        353       7
2006-09-01              7          1,147,431.49       2.21    6.915      574     73.59      73.59        360        354       6
2006-10-01              9          2,053,973.39       3.96    6.569      605     73.99      73.99        360        355       5
2006-11-01             19          4,275,373.65       8.24    6.637      603     76.13      76.13        360        356       4
2006-12-01             79         16,234,353.29      31.30    6.338      604     79.26      79.45        360        357       3
2006-12-20              1            300,936.27       0.58    7.375      597     90.00      90.00        360        358       2
2007-01-01             58         13,221,744.70      25.49    6.366      610     78.60      78.99        360        358       2
2007-02-01             27          5,094,448.53       9.82    6.471      607     81.74      81.74        360        359       1
2007-08-01              3            765,927.50       1.48    7.044      614     69.46      69.46        360        353       7
2007-09-01              5          1,127,635.88       2.17    6.296      612     82.44      82.44        360        354       6
2007-11-01              5          1,329,889.89       2.56    6.964      583     84.20      84.20        360        356       4
2007-12-01              3            664,949.34       1.28    5.884      584     60.38      64.22        360        357       3
2008-01-01              7          1,899,178.12       3.66    6.219      637     77.07      77.07        360        358       2
2008-02-01              5            957,003.49       1.84    5.781      667     76.56      76.56        360        359       1
TOTAL:                245  $      51,873,894.20     100.00%   6.488%     605     78.48%     78.69%       360        357       3

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                            [LOGO OF BANC OF AMERICA SECURITIES]

DEAL NAME:     ABFC 2005-WF1

THE PERCENTAGES PER TABLE SHOULD ADD UP TO 100%

FICO & DOCUMENTATION & PURPOSE OF LOAN

         FICO SCORE                FULL DOC       STATED DOC       NO DOCS         ALL DOCS          PURCH          CO REFI
------------------------------   ------------    ------------    ------------    ------------    ------------    ------------
< 450                                    0.25%           0.00%           0.00%           0.25%           0.11%           0.13%
451-500                                  0.07%           0.00%           0.00%           0.07%           0.00%           0.06%
501-550                                 10.86%           0.00%           0.00%          10.86%           0.94%           9.46%
551-600                                 34.33%           0.00%           0.04%          34.38%           4.40%          27.59%
601-650                                 32.89%           0.02%           0.01%          32.91%           6.15%          23.41%
651-700                                 14.35%           0.00%           0.00%          14.36%           3.14%           9.81%
701-750                                  3.99%           0.00%           0.00%           3.99%           1.15%           2.22%
751-800                                  2.93%           0.00%           0.00%           2.93%           0.82%           1.61%
801-850                                  0.26%           0.00%           0.00%           0.26%           0.05%           0.12%
TOTAL                                   99.93%           0.02%           0.05%         100.00%          16.76%          74.41%

                                                     AVG           CURRENT
         FICO SCORE                  WAC         PRIN BAL ($)        LTV           IO LOANS       SILENT 2NDS
------------------------------   ------------    ------------    ------------    ------------    ------------
< 450                                   8.157       75,914.45           70.86            0.00%           0.00%
451-500                                 8.904      137,838.18           69.09            0.00%           0.00%
501-550                                 7.778      132,294.39           71.64            0.00%           0.07%
551-600                                 6.773      154,220.82           78.28            0.00%           0.45%
601-650                                 6.596      160,261.15           82.74            0.00%           0.79%
651-700                                 6.251      176,388.68           80.94            0.00%           1.27%
701-750                                 5.816      191,877.88           73.09            0.00%           0.63%
751-800                                 5.568      223,566.60           63.68            0.00%           0.28%
801-850                                 5.287      208,621.41           60.22            0.00%           0.09%
TOTAL                                   6.676      158,561.88           78.70            0.00%           3.58%

LTV & FICO

          CURRENT LTV              FICO N/A       450 - 500       501 - 550       551 - 600        601 - 650      651 - 700
------------------------------   ------------   -------------   -------------   -------------   -------------   -------------
< = 20                                   0.00%           0.00%           0.00%           0.03%           0.01%           0.00%
20.01-30                                 0.00%           0.00%           0.02%           0.04%           0.06%           0.03%
30.01-40                                 0.02%           0.00%           0.12%           0.18%           0.18%           0.19%
40.01-50                                 0.02%           0.00%           0.32%           0.76%           0.47%           0.34%
50.01-60                                 0.01%           0.00%           0.85%           1.89%           0.97%           0.60%
60.01-70                                 0.03%           0.03%           2.90%           4.79%           3.12%           1.60%
70.01-80                                 0.13%           0.04%           6.17%          11.73%           9.26%           4.52%
80.01-90                                 0.04%           0.00%           0.46%          13.65%          11.55%           3.68%
90.01-100                                0.00%           0.00%           0.00%           1.30%           7.29%           3.40%
100+                                     0.00%           0.00%           0.00%           0.00%           0.00%           0.00%
TOTAL                                    0.25%           0.07%          10.86%          34.38%          32.91%          14.36%

                                                                                                    AVG
          CURRENT LTV              701 - 750      751 - 800       801 - 850      TOTAL FICO      PRIN BAL ($)        WAC
------------------------------   ------------   -------------   -------------   -------------   -------------   -------------
< = 20                                   0.01%           0.01%           0.00%            636       70,544.04           7.165
20.01-30                                 0.02%           0.11%           0.00%            676       96,294.07           6.136
30.01-40                                 0.09%           0.18%           0.04%            658      120,052.42           6.199
40.01-50                                 0.24%           0.34%           0.06%            638      138,238.75           6.105
50.01-60                                 0.49%           0.52%           0.05%            623      156,845.46           6.235
60.01-70                                 0.67%           0.69%           0.05%            606      168,723.12           6.398
70.01-80                                 1.42%           0.73%           0.02%            604      160,940.12           6.610
80.01-90                                 0.50%           0.18%           0.02%            610      161,489.07           6.852
90.01-100                                0.55%           0.16%           0.02%            640      148,544.21           7.093
100                                      0.00%           0.00%           0.00%              0            0.00           0.000
TOTAL                                    3.99%           2.93%           0.26%            613      158,561.88           6.676

          CURRENT LTV            GROSS MARGIN    LIMITED DOC      STATED DOC       IO LOANS      SILENT 2NDS
------------------------------   ------------   -------------   -------------   -------------   -------------
< = 20                                  6.683            0.00%           0.00%           0.00%           0.00%
20.01-30                                4.272            0.00%           0.00%           0.00%           0.01%
30.01-40                                4.896            0.00%           0.00%           0.00%           0.10%
40.01-50                                4.297            0.00%           0.02%           0.00%           0.05%
50.01-60                                4.267            0.00%           0.00%           0.00%           0.30%
60.01-70                                4.396            0.00%           0.00%           0.00%           0.42%
70.01-80                                4.593            0.00%           0.00%           0.00%           2.35%
80.01-90                                4.837            0.00%           0.00%           0.00%           0.34%
90.01-100                               5.021            0.00%           0.00%           0.00%           0.00%
100                                     0.000            0.00%           0.00%           0.00%           0.00%
TOTAL                                   4.711            0.00%           0.02%           0.00%           3.58%

PRIN BALANCE & FICO

         PRIN BALANCE              FICO N/A       450 - 500       501 - 550       551 - 600        601 - 650      651 - 700
------------------------------   ------------   -------------   -------------   -------------   -------------   -------------
$1-$50,000                               0.05%           0.00%           0.42%           0.67%           0.59%           0.19%
$50,001-$100,000                         0.09%           0.01%           1.61%           4.21%           3.63%           1.21%
$100,001-$150,000                        0.03%           0.02%           2.52%           6.81%           6.63%           2.53%
$150,001 - $200,000                      0.03%           0.04%           2.40%           7.83%           6.28%           2.36%
$200,001 - $250,000                      0.02%           0.00%           1.87%           4.60%           5.00%           2.32%
$250,001 - $300,000                      0.00%           0.00%           1.02%           3.58%           3.92%           1.57%
$300,001 - $350,000                      0.03%           0.00%           0.66%           2.75%           2.40%           1.35%
$350,001 - $400,000                      0.00%           0.00%           0.35%           1.96%           1.78%           0.93%
$400,001 - $450,000                      0.00%           0.00%           0.00%           0.58%           0.98%           0.53%
$450,001 - $500,000                      0.00%           0.00%           0.00%           0.44%           0.45%           0.40%
$500,001 - $550,000                      0.00%           0.00%           0.00%           0.48%           0.35%           0.18%
$550,001 - $600,000                      0.00%           0.00%           0.00%           0.29%           0.20%           0.39%
$600,001 - $650,000                      0.00%           0.00%           0.00%           0.05%           0.27%           0.11%
$650,001 - $700,000                      0.00%           0.00%           0.00%           0.06%           0.17%           0.17%
$700,001 - $750,000                      0.00%           0.00%           0.00%           0.06%           0.06%           0.06%
$750,000+                                0.00%           0.00%           0.00%           0.00%           0.20%           0.06%
TOTAL                                    0.25%           0.07%          10.86%          34.38%          32.91%          14.36%

         PRIN BALANCE              701 - 750      751 - 800       801 - 850      TOTAL FICO     CURRENT LTV         WAC
------------------------------   ------------   -------------   -------------   -------------   -------------   -------------
$1-$50,000                               0.02%           0.02%           0.00%            594           72.26           8.026
$50,001-$100,000                         0.35%           0.12%           0.02%            601           78.78           7.373
$100,001-$150,000                        0.57%           0.24%           0.02%            606           80.43           6.972
$150,001 - $200,000                      0.57%           0.41%           0.06%            606           78.71           6.662
$200,001 - $250,000                      0.64%           0.44%           0.04%            613           79.32           6.540
$250,001 - $300,000                      0.45%           0.46%           0.00%            618           78.99           6.389
$300,001 - $350,000                      0.33%           0.55%           0.05%            625           78.42           6.273
$350,001 - $400,000                      0.60%           0.55%           0.07%            637           76.56           6.107
$400,001 - $450,000                      0.18%           0.04%           0.00%            635           80.17           6.200
$450,001 - $500,000                      0.12%           0.00%           0.00%            631           78.76           5.996
$500,001 - $550,000                      0.09%           0.00%           0.00%            617           75.39           6.305
$550,001 - $600,000                      0.05%           0.10%           0.00%            648           68.81           5.770
$600,001 - $650,000                      0.00%           0.00%           0.00%            631           74.04           6.200
$650,001 - $700,000                      0.00%           0.00%           0.00%            639           74.44           6.703
$700,001 - $750,000                      0.00%           0.00%           0.00%            628           71.47           5.684
$750,000                                 0.00%           0.00%           0.00%            640           65.39           6.190
TOTAL                                    3.99%           2.93%           0.26%            613           78.70           6.676

         PRIN BALANCE            GROSS MARGIN    LIMITED DOC      STATED DOC       IO LOANS      SILENT 2NDS
------------------------------   ------------   -------------   -------------   -------------   -------------
$1-$50,000                              5.529            0.00%           0.00%           0.00%           0.05%
$50,001-$100,000                        5.288            0.00%           0.00%           0.00%           0.42%
$100,001-$150,000                       4.958            0.00%           0.00%           0.00%           0.67%
$150,001 - $200,000                     4.705            0.00%           0.02%           0.00%           0.55%
$200,001 - $250,000                     4.661            0.00%           0.00%           0.00%           0.49%
$250,001 - $300,000                     4.460            0.00%           0.00%           0.00%           0.16%
$300,001 - $350,000                     4.455            0.00%           0.00%           0.00%           0.24%
$350,001 - $400,000                     4.403            0.00%           0.00%           0.00%           0.36%
$400,001 - $450,000                     4.000            0.00%           0.00%           0.00%           0.18%
$450,001 - $500,000                     4.004            0.00%           0.00%           0.00%           0.16%
$500,001 - $550,000                     4.456            0.00%           0.00%           0.00%           0.09%
$550,001 - $600,000                     3.625            0.00%           0.00%           0.00%           0.10%
$600,001 - $650,000                     4.572            0.00%           0.00%           0.00%           0.05%
$650,001 - $700,000                     3.400            0.00%           0.00%           0.00%           0.06%
$700,001 - $750,000                     3.297            0.00%           0.00%           0.00%           0.00%
$750,000                                3.805            0.00%           0.00%           0.00%           0.00%
TOTAL                                   4.711            0.00%           0.02%           0.00%           3.58%

MORTG RATES & FICO

          MORTG RATES              FICO N/A       450 - 500       501 - 550       551 - 600       601 - 650       651 - 700
------------------------------   ------------   -------------   -------------   -------------   -------------   -------------
4.001-4.5%                               0.00%           0.00%           0.00%           0.00%           0.00%           0.00%
4.501-5.0%                               0.00%           0.00%           0.03%           0.63%           0.92%           1.06%
5.001-5.5%                               0.00%           0.00%           0.14%           2.12%           1.95%           1.94%
5.501-6.0%                               0.03%           0.00%           0.46%           5.24%           6.31%           3.14%
6.001-6.5%                               0.03%           0.00%           0.85%           6.40%           7.64%           3.51%
6.501-7.0%                               0.01%           0.00%           1.63%           8.47%           7.35%           2.65%
7.001-7.5%                               0.02%           0.00%           1.54%           5.25%           4.44%           1.33%
7.501-8.0%                               0.00%           0.01%           2.16%           3.54%           3.08%           0.53%
8.001-8.5%                               0.04%           0.00%           1.28%           1.46%           0.72%           0.11%
8.501-9.0%                               0.05%           0.03%           1.47%           0.91%           0.36%           0.06%
9.001-9.5%                               0.03%           0.02%           0.68%           0.21%           0.06%           0.02%
9.501-10.0%                              0.01%           0.00%           0.40%           0.09%           0.07%           0.00%
10.001-10.5%                             0.03%           0.01%           0.14%           0.04%           0.01%           0.00%
10.501-11.0%                             0.00%           0.00%           0.05%           0.00%           0.01%           0.00%
11.001-11.5%                             0.00%           0.00%           0.02%           0.01%           0.00%           0.00%
> 11.5                                   0.00%           0.00%           0.00%           0.01%           0.00%           0.00%
TOTAL                                    0.25%           0.07%          10.86%          34.38%          32.91%          14.36%

          MORTG RATES              701 - 750      751 - 800       801 - 850      TOTAL FICO      CURRENT LTV         WAC
------------------------------   ------------   -------------   -------------   -------------   -------------   -------------
4.001-4.5%                               0.01%           0.00%           0.03%            782           58.08           4.500
4.501-5.0%                               0.53%           0.54%           0.07%            668           66.17           4.874
5.001-5.5%                               1.09%           1.09%           0.09%            656           70.16           5.365
5.501-6.0%                               1.09%           0.91%           0.03%            632           74.82           5.838
6.001-6.5%                               0.66%           0.17%           0.03%            618           79.04           6.325
6.501-7.0%                               0.40%           0.15%           0.01%            607           81.78           6.814
7.001-7.5%                               0.17%           0.05%           0.00%            600           84.23           7.311
7.501-8.0%                               0.03%           0.01%           0.00%            586           83.09           7.804
8.001-8.5%                               0.00%           0.00%           0.00%            570           81.16           8.311
8.501-9.0%                               0.00%           0.01%           0.00%            555           78.74           8.793
9.001-9.5%                               0.00%           0.00%           0.00%            542           77.35           9.288
9.501-10.0%                              0.00%           0.00%           0.00%            543           76.32           9.815
10.001-10.5%                             0.00%           0.00%           0.00%            536           75.92          10.358
10.501-11.0%                             0.00%           0.00%           0.00%            530           71.86          10.732
11.001-11.5%                             0.00%           0.00%           0.00%            530           71.64          11.141
> 11.5                                   0.00%           0.00%           0.00%            574           84.89          11.650
TOTAL                                    3.99%           2.93%           0.26%            613           78.70           6.676

                                                     AVG
          MORTG RATES            GROSS MARGIN    PRIN BAL ($)    LIMITED DOC      STATED DOC       IO LOANS      SILENT 2NDS
------------------------------   ------------   -------------   -------------   -------------   -------------   -------------
4.001-4.5%                              0.000      275,926.81            0.00%           0.00%           0.00%           0.03%
4.501-5.0%                              3.299      247,582.29            0.00%           0.00%           0.00%           0.50%
5.001-5.5%                              3.486      227,529.85            0.00%           0.00%           0.00%           0.78%
5.501-6.0%                              3.870      203,150.07            0.00%           0.02%           0.00%           1.05%
6.001-6.5%                              4.342      182,146.44            0.00%           0.00%           0.00%           0.46%
6.501-7.0%                              4.883      161,049.69            0.00%           0.00%           0.00%           0.30%
7.001-7.5%                              5.275      140,385.67            0.00%           0.00%           0.00%           0.18%
7.501-8.0%                              5.713      120,332.95            0.00%           0.00%           0.00%           0.15%
8.001-8.5%                              6.190       99,494.30            0.00%           0.00%           0.00%           0.06%
8.501-9.0%                              6.656      101,335.94            0.00%           0.00%           0.00%           0.03%
9.001-9.5%                              7.128       85,241.43            0.00%           0.00%           0.00%           0.01%
9.501-10.0%                             7.892       71,251.61            0.00%           0.00%           0.00%           0.00%
10.001-10.5%                            7.925       58,546.30            0.00%           0.00%           0.00%           0.00%
10.501-11.0%                            8.631       55,931.19            0.00%           0.00%           0.00%           0.00%
11.001-11.5%                            0.000       48,391.13            0.00%           0.00%           0.00%           0.00%
> 11.5                                  0.000       72,159.32            0.00%           0.00%           0.00%           0.00%
TOTAL                                   4.711      158,561.88            0.00%           0.02%           0.00%           3.58%

MORTG RATES & LTV

           MORTG RATES           LTV 40.01-50     50.01 - 60      60.01 - 70      70.01 - 80     80.01 - 90      90.01 - 100
------------------------------   ------------   -------------   -------------   -------------   -------------   -------------
4.001-4.5%                               0.01%           0.00%           0.03%           0.00%           0.00%           0.00%
4.501-5.0%                               0.30%           0.59%           1.12%           1.33%           0.23%           0.02%
5.001-5.5%                               0.53%           0.92%           1.82%           3.84%           0.96%           0.10%
5.501-6.0%                               0.61%           1.22%           3.22%           7.22%           4.08%           0.60%
6.001-6.5%                               0.38%           0.80%           2.63%           6.92%           6.28%           2.09%
6.501-7.0%                               0.32%           0.97%           2.01%           5.47%           8.00%           3.74%
7.001-7.5%                               0.21%           0.24%           1.16%           2.79%           5.13%           3.16%
7.501-8.0%                               0.07%           0.36%           0.83%           2.79%           3.12%           2.09%
8.001-8.5%                               0.06%           0.08%           0.46%           1.29%           1.10%           0.58%
8.501-9.0%                               0.05%           0.14%           0.29%           1.38%           0.76%           0.24%
9.001-9.5%                               0.00%           0.03%           0.13%           0.54%           0.25%           0.05%
9.501-10.0%                              0.01%           0.01%           0.13%           0.29%           0.12%           0.02%
10.001-10.5%                             0.00%           0.01%           0.03%           0.13%           0.05%           0.00%
10.501-11.0%                             0.00%           0.00%           0.02%           0.02%           0.01%           0.00%
11.001-11.5%                             0.00%           0.00%           0.00%           0.02%           0.00%           0.00%
> 11.5%                                  0.00%           0.00%           0.00%           0.00%           0.01%           0.00%
TOTAL                                    2.54%           5.39%          13.89%          34.01%          30.09%          12.72%


                                                                                                    AVG
           MORTG RATES                100+        TOTAL LTV       AVG FICO      GROSS MARGIN     PRIN BAL ($)    LIMITED DOC
------------------------------   ------------   -------------   -------------   -------------   -------------   -------------
4.001-4.5%                               0.00%           58.08            782           0.000      275,926.81            0.00%
4.501-5.0%                               0.00%           66.17            668           3.299      247,582.29            0.00%
5.001-5.5%                               0.00%           70.16            656           3.486      227,529.85            0.00%
5.501-6.0%                               0.00%           74.82            632           3.870      203,150.07            0.00%
6.001-6.5%                               0.00%           79.04            618           4.342      182,146.44            0.00%
6.501-7.0%                               0.00%           81.78            607           4.883      161,049.69            0.00%
7.001-7.5%                               0.00%           84.23            600           5.275      140,385.67            0.00%
7.501-8.0%                               0.00%           83.09            586           5.713      120,332.95            0.00%
8.001-8.5%                               0.00%           81.16            570           6.190       99,494.30            0.00%
8.501-9.0%                               0.00%           78.74            555           6.656      101,335.94            0.00%
9.001-9.5%                               0.00%           77.35            542           7.128       85,241.43            0.00%
9.501-10.0%                              0.00%           76.32            543           7.892       71,251.61            0.00%
10.001-10.5%                             0.00%           75.92            536           7.925       58,546.30            0.00%
10.501-11.0%                             0.00%           71.86            530           8.631       55,931.19            0.00%
11.001-11.5%                             0.00%           71.64            530           0.000       48,391.13            0.00%
> 11.5%                                  0.00%           84.89            574           0.000       72,159.32            0.00%
TOTAL                                    0.00%           78.70            613           4.711      158,561.88            0.00%



           MORTG RATES            STATED DOC       IO LOANS      SILENT 2NDS
------------------------------   ------------   -------------   -------------
4.001-4.5%                               0.00%           0.00%           0.03%
4.501-5.0%                               0.00%           0.00%           0.50%
5.001-5.5%                               0.00%           0.00%           0.78%
5.501-6.0%                               0.02%           0.00%           1.05%
6.001-6.5%                               0.00%           0.00%           0.46%
6.501-7.0%                               0.00%           0.00%           0.30%
7.001-7.5%                               0.00%           0.00%           0.18%
7.501-8.0%                               0.00%           0.00%           0.15%
8.001-8.5%                               0.00%           0.00%           0.06%
8.501-9.0%                               0.00%           0.00%           0.03%
9.001-9.5%                               0.00%           0.00%           0.01%
9.501-10.0%                              0.00%           0.00%           0.00%
10.001-10.5%                             0.00%           0.00%           0.00%
10.501-11.0%                             0.00%           0.00%           0.00%
11.001-11.5%                             0.00%           0.00%           0.00%
> 11.5%                                  0.00%           0.00%           0.00%
TOTAL                                    0.02%           0.00%           3.58%

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC and Greenwich Capital Markets, Inc. (the "Underwriters") are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                            [LOGO OF BANC OF AMERICA SECURITIES]

INSTRUCTIONS: PLEASE ALSO PROVIDE INFO ON CONFORMING AND NON-CONFORMING POOL (CELLS HAVE ALREADY BEEN FORMATTED IN COLUMN B, C, D, E)

                        aggregate pool       group: 1         group: 2
                        --------------    -------------     ------------
     gross WAC                   6.676%           6.679%           6.676%
    wtd avg FICO                   613              614              613
     FICO < 600                  44.71%           41.87%           45.23%
    FICO 600-650                 33.76%           33.61%           33.79%

    wtd avg CLTV                 78.70%           78.71%           78.70%
     CLTV = 80                    0.00%            0.00%            0.00%
    CLTV > 80.01                 42.81%           35.04%           44.24%
   LTV 95.01 -100                 5.68%            7.44%            5.35%
    Full Doc (%)                 99.93%          100.00%           99.92%
   Stated Doc (%)                 0.02%            0.00%            0.02%

     purch (%)                   16.76%           13.51%           17.36%
    CO refi (%)                  74.41%           74.40%           74.42%
    Own Occ (%)                  98.38%           98.50%           98.36%
 Prepay Penalty (%)              61.33%           58.77%           61.79%
      DTI (%)                      N/A              N/A              N/A
     ARM ? (%)                   73.19%           80.04%           71.93%
      2/28 (%)                   66.82%           73.31%           65.63%
      3/27 (%)                   6.23%             6.73%            6.14%
    1st Lien (%)                100.00%          100.00%          100.00%
  Avg Loan Balance      $   158,561.88    $  144,766.80     $ 161,380.07
     # of Loans                  7,469            1,267            6,202
  Loan Bal < $100k               13.21%           14.81%           12.92%
  Mtg Rates > 12%                 0.00%            0.00%            0.00%
 Manuf Housing (%)                0.00%            0.00%            0.00%

   largest state          California       California        California
-------------------     --------------    -------------     ------------
   silent 2nd (%)                 3.58%            4.00%            3.50%
    IO loans (%)                  0.00%            0.00%            0.00%
       5yr IO                     0.00%            0.00%            0.00%
      2 yr IO                     0.00%            0.00%            0.00%
      IO: FICO                    0.00%            0.00%            0.00%
       IO LTV                     0.00%            0.00%            0.00%
       IO DTI                     0.00%            0.00%            0.00%
    IO full doc                   0.00%            0.00%            0.00%
     IO: purch                    0.00%            0.00%            0.00%

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC and Greenwich Capital Markets, Inc. (the "Underwriters") are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                            [LOGO OF BANC OF AMERICA SECURITIES]

------------------------------------------------------------------------------------------------------------
                                    ORIGINATOR/        ORIGINATOR/        ORIGINATOR/
                                      SOURCE 1           SOURCE 2           SOURCE 3               AGGREGATE
------------------------------------------------------------------------------------------------------------
FICO avg                                    613                                                         613
------------------------------------------------------------------------------------------------------------
FICO stdev                                54.29                                                       54.29
------------------------------------------------------------------------------------------------------------
FICO < 500 %                               0.00                                                        0.00
------------------------------------------------------------------------------------------------------------
FICO < 560 %                              13.64                                                       13.64
------------------------------------------------------------------------------------------------------------
10th Percentile FICO                        543                                                         543
------------------------------------------------------------------------------------------------------------
90th Percentile FICO                        674                                                         674
------------------------------------------------------------------------------------------------------------
CLTV avg                                  78.94                                                       78.94
------------------------------------------------------------------------------------------------------------
CLTV >80%                                 42.83                                                       42.83
------------------------------------------------------------------------------------------------------------
SS CLTV %                                 79.52                                                       79.52
------------------------------------------------------------------------------------------------------------
10th Percentile CLTV                      59.77                                                       59.77
------------------------------------------------------------------------------------------------------------
90th Percentile CLTV                      94.77                                                       94.77
------------------------------------------------------------------------------------------------------------
Full Doc %                                99.93                                                       99.93
------------------------------------------------------------------------------------------------------------
Loan Bal avg                         158,561.88                                                  158,561.88
------------------------------------------------------------------------------------------------------------
DTI %                                      0.00                                                        0.00
------------------------------------------------------------------------------------------------------------
DTI >45%                                   0.00                                                        0.00
------------------------------------------------------------------------------------------------------------
Purch %                                   16.76                                                       16.76
------------------------------------------------------------------------------------------------------------
Cash Out %                                74.41                                                       74.41
------------------------------------------------------------------------------------------------------------
Fxd %                                     26.81                                                       26.81
------------------------------------------------------------------------------------------------------------
3 yr ARM >= %                              6.23                                                        6.23
------------------------------------------------------------------------------------------------------------
WAC avg                                   6.676                                                       6.676
------------------------------------------------------------------------------------------------------------
WAC stdev                                  1.09                                                        1.09
------------------------------------------------------------------------------------------------------------
1st Lien %                               100.00                                                      100.00
------------------------------------------------------------------------------------------------------------
MI %                                      42.83                                                       42.83
------------------------------------------------------------------------------------------------------------
CA %                                      13.90                                                       13.90
------------------------------------------------------------------------------------------------------------
Single Family                             89.77                                                       89.77
------------------------------------------------------------------------------------------------------------
Invt Prop %                                1.44                                                        1.44
------------------------------------------------------------------------------------------------------------
MH%                                        0.00                                                        0.00
------------------------------------------------------------------------------------------------------------
IO %                                       0.00                                                        0.00
------------------------------------------------------------------------------------------------------------
2yr IO%                                    0.00                                                        0.00
------------------------------------------------------------------------------------------------------------
IO non-Full Doc %                          0.00                                                        0.00
------------------------------------------------------------------------------------------------------------
2-4 Fam %                                  4.66                                                        4.66
------------------------------------------------------------------------------------------------------------
Multi-Fam %                                4.66                                                        4.66
------------------------------------------------------------------------------------------------------------
Prim Occ %                                98.38                                                       98.38
------------------------------------------------------------------------------------------------------------
<$100K Bal %                              13.21                                                       13.21
------------------------------------------------------------------------------------------------------------
2 yr Prepay Penalty %                     40.48                                                       40.48
------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
ORIGINATOR/ SOURCE          % BAL.              WA LTV          WA CLTV           WA SS CLTV         FICO                WAC
----------------------------------------------------------------------------------------------------------------------------------
Wells Fargo                100.00                78.94            78.94             79.52           613                    6.676
----------------------------------------------------------------------------------------------------------------------------------
Name 2                        N/A                  N/A              N/A               N/A           N/A                      N/A
----------------------------------------------------------------------------------------------------------------------------------
Name 3                        N/A                  N/A              N/A               N/A           N/A                      N/A
----------------------------------------------------------------------------------------------------------------------------------
Name 4                        N/A                  N/A              N/A               N/A           N/A                      N/A
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     100.00                78.94            78.94             79.52           613                    6.676
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
ORIGINATOR/ SOURCE             PURCH       INVT PROP %         1ST LIEN          % WITH S.2NDS      CA
----------------------------------------------------------------------------------------------------------
Wells Fargo                16.76              1.44              100.00                3.58        13.90
----------------------------------------------------------------------------------------------------------
Name 2                       N/A               N/A                 N/A                0.00          N/A
----------------------------------------------------------------------------------------------------------
Name 3                       N/A               N/A                 N/A                0.00          N/A
----------------------------------------------------------------------------------------------------------
Name 4                       N/A               N/A                 N/A                0.00          N/A
----------------------------------------------------------------------------------------------------------
TOTAL:                     16.76              1.44              100.00                3.58        13.90
----------------------------------------------------------------------------------------------------------

                            There are no IO's in the pool
------------------------------------------------------------------------------------------------
ORIGINATOR/ SOURCE          FULL DOC            DTI %         DTI% > 45        IO%          MI %
------------------------------------------------------------------------------------------------
Wells Fargo                  99.93               N/A           N/A           0.00         42.83
------------------------------------------------------------------------------------------------
Name 2                         N/A               N/A           N/A            N/A           N/A
------------------------------------------------------------------------------------------------
Name 3                         N/A               N/A           N/A            N/A           N/A
------------------------------------------------------------------------------------------------
Name 4                         N/A               N/A           N/A            N/A           N/A
------------------------------------------------------------------------------------------------
TOTAL:                       99.93               N/A           N/A           0.00         42.83
------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
DOCUMENTATION               WALTV               WACLTV         WA SS CLTV           WAFICO            WAC                BAL.
----------------------------------------------------------------------------------------------------------------------------------
Full                        78.94                78.94            79.51               613         6.676         1,183,454,900.54
----------------------------------------------------------------------------------------------------------------------------------
Non-Full                    81.67                81.67            81.67               606         6.982               843,807.99
----------------------------------------------------------------------------------------------------------------------------------
Total                       78.94                78.94            79.52               613         6.676         1,184,298,708.53
----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
DOCUMENTATION               % BAL.           PURCH %          INVT PROP %        % WITH S.2NDS     CA%
------------------------------------------------------------------------------------------------------------
Full                        99.93             16.74                1.44                3.58      13.91
------------------------------------------------------------------------------------------------------------
Non-Full                     0.07             50.30                0.00                0.00       0.00
------------------------------------------------------------------------------------------------------------
Total                         100             16.76                1.44                3.58      13.90
------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
DOCUMENTATION              1ST LIEN %            IO%            DTI %       DTI% > 45      MI %
-----------------------------------------------------------------------------------------------
Full                           100.00             0.00%           N/A           N/A       42.8
-----------------------------------------------------------------------------------------------
Non-Full                       100.00             0.00%           N/A           N/A      77.64
-----------------------------------------------------------------------------------------------
Total                          100.00             0.00%           N/A           N/A      42.83
-----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
INTEREST ONLY               WALTV               WACLTV         WA SS CLTV           WAFICO            WAC                BAL.
----------------------------------------------------------------------------------------------------------------------------------
2-yr IO                        N/A                  N/A              N/A               N/A           N/A                N/A
----------------------------------------------------------------------------------------------------------------------------------
Other IO                       N/A                  N/A              N/A               N/A           N/A                N/A
----------------------------------------------------------------------------------------------------------------------------------
Non-IO                         N/A                  N/A              N/A               N/A           N/A                N/A
----------------------------------------------------------------------------------------------------------------------------------
Total                          N/A                  N/A              N/A               N/A           N/A                N/A
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
INTEREST ONLY                  % BAL.        PURCH %          INVT PROP %        % WITH S.2NDS     CA%       1ST LIEN %
----------------------------------------------------------------------------------------------------------------------------
2-yr IO                    -    N/A               N/A                 N/A               N/A        N/A           N/A
----------------------------------------------------------------------------------------------------------------------------
Other IO                   -    N/A               N/A                 N/A               N/A        N/A           N/A
----------------------------------------------------------------------------------------------------------------------------
Non-IO                     -    N/A               N/A                 N/A               N/A        N/A           N/A
----------------------------------------------------------------------------------------------------------------------------
Total                           N/A               N/A                 N/A               N/A        N/A           N/A
----------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INTEREST ONLY               FULL DOC %         DTI %       DTI% > 45       MI %
-------------------------------------------------------------------------------
2-yr IO                         N/A           N/A            N/A           N/A
-------------------------------------------------------------------------------
Other IO                        N/A           N/A            N/A           N/A
-------------------------------------------------------------------------------
Non-IO                          N/A           N/A            N/A           N/A
-------------------------------------------------------------------------------
Total                           N/A           N/A            N/A           N/A
-------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
FICO                        WALTV               WACLTV         WA SS CLTV           WAFICO            WAC                BAL.
-----------------------------------------------------------------------------------------------------------------------------------
0-559                       71.84                71.84            71.89               537         7.690           164,533,673.37
-----------------------------------------------------------------------------------------------------------------------------------
560-599                     78.88                78.88            79.00               578         6.730           364,936,640.39
-----------------------------------------------------------------------------------------------------------------------------------
600-639                        83                   83            83.27               618         6.619           327,814,006.27
-----------------------------------------------------------------------------------------------------------------------------------
640-679                     82.59                82.59            83.57               657         6.396           197,309,706.92
-----------------------------------------------------------------------------------------------------------------------------------
680>=                       72.35                72.35            74.96               726         5.813           129,704,681.58
-----------------------------------------------------------------------------------------------------------------------------------
Total                       78.94                78.94            79.52               613         6.676         1,184,298,708.53
-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
FICO                       % BAL.        PURCH %          INVT PROP %        % WITH S.2NDS     CA%       1ST LIEN %
---------------------------------------------------------------------------------------------------------------------------
0-559                      13.89            9.26                1.09                0.84      11.69         100.00
---------------------------------------------------------------------------------------------------------------------------
560-599                    30.81           12.67                1.20                1.28      11.17         100.00
---------------------------------------------------------------------------------------------------------------------------
600-639                    27.68           18.75                1.25                1.87      10.83         100.00
---------------------------------------------------------------------------------------------------------------------------
640-679                    16.66           21.03                1.98                5.56      13.94         100.00
---------------------------------------------------------------------------------------------------------------------------
680>=                      10.95           26.29                2.20               14.81      32.07         100.00
---------------------------------------------------------------------------------------------------------------------------
Total                      100.0           16.76                1.44                3.58      13.90         100.00
---------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
FICO                       FULL DOC %         IO %          DTI %        DTI% > 45      MI %
-----------------------------------------------------------------------------------------------
0-559                         100.00          0.00            N/A           N/A           5.04
-----------------------------------------------------------------------------------------------
560-599                        99.86          0.00            N/A           N/A          46.08
-----------------------------------------------------------------------------------------------
600-639                        99.98          0.00            N/A           N/A          57.19
-----------------------------------------------------------------------------------------------
640-679                        99.90          0.00            N/A           N/A          55.14
-----------------------------------------------------------------------------------------------
680>=                          99.96          0.00            N/A           N/A          26.59
-----------------------------------------------------------------------------------------------
Total                          99.93          0.00            N/A           N/A          42.83
-----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
LOW BALANCE                 WALTV               WACLTV         WA SS CLTV           WAFICO            WAC                BAL.
----------------------------------------------------------------------------------------------------------------------------------
<80,000                     77.15                77.15            77.53               598         7.739            84,023,847.00
----------------------------------------------------------------------------------------------------------------------------------
80,000-100,000              79.18                79.18            79.86               603         7.159            72,404,869.10
----------------------------------------------------------------------------------------------------------------------------------
100,000>=                   79.07                79.07            79.65               615         6.556         1,027,869,992.43
----------------------------------------------------------------------------------------------------------------------------------
Total                       78.94                78.94            79.52               613         6.676         1,184,298,708.53
----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
LOW BALANCE                  % BAL.        PURCH %          INVT PROP %        % WITH S.2NDS     CA%       1ST LIEN %
-----------------------------------------------------------------------------------------------------------------------------
<80,000                       7.09         24.94                6.80                2.97       0.71         100.00
-----------------------------------------------------------------------------------------------------------------------------
80,000-100,000                6.11         22.91                2.06                4.23       0.80         100.00
-----------------------------------------------------------------------------------------------------------------------------
100,000>=                    86.79         15.66                0.96                3.58      15.90         100.00
-----------------------------------------------------------------------------------------------------------------------------
Total                       100.00         16.76                1.44                3.58      13.90         100.00
-----------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
LOW BALANCE                 FULL DOC %         IO %          DTI %        DTI% > 45      MI %
------------------------------------------------------------------------------------------------
<80,000                       99.84          0.00            N/A           N/A          39.16
------------------------------------------------------------------------------------------------
80,000-100,000               100.00          0.00            N/A           N/A          42.92
------------------------------------------------------------------------------------------------
100,000>=                     99.93          0.00            N/A           N/A          43.12
------------------------------------------------------------------------------------------------
Total                         99.93          0.00            N/A           N/A          42.83
------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
LIEN POSITION               WALTV               WACLTV         WA SS CLTV           WAFICO            WAC                BAL.
----------------------------------------------------------------------------------------------------------------------------------
1st Lien                    78.94                78.94            79.52               613         6.676         1,184,298,708.53
----------------------------------------------------------------------------------------------------------------------------------
2nd Lien                      N/A                  N/A              N/A               N/A           N/A                      N/A
----------------------------------------------------------------------------------------------------------------------------------
Total                       78.94                78.94            79.52               613         6.676         1,184,298,708.53
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
LIEN POSITION               % BAL.        PURCH %          INVT PROP %        % WITH S.2NDS     CA%       1ST LIEN %
--------------------------------------------------------------------------------------------------------------------------
1st Lien                   100.00         16.76                1.44                3.58       13.90          100.00
--------------------------------------------------------------------------------------------------------------------------
2nd Lien                      N/A           N/A                 N/A                 N/A         N/A             N/A
--------------------------------------------------------------------------------------------------------------------------
Total                      100.00         16.76                1.44                3.58       13.90          100.00
--------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
LIEN POSITION              FULL DOC %         IO %          DTI %        DTI% > 45        MI %
-----------------------------------------------------------------------------------------------
1st Lien                       99.93          0.00            N/A           N/A           42.83
-----------------------------------------------------------------------------------------------
2nd Lien                         N/A           N/A            N/A           N/A             N/A
-----------------------------------------------------------------------------------------------
Total                          99.93          0.00            N/A           N/A           42.83
-----------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC and Greenwich Capital Markets, Inc. (the "Underwriters") are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                            [LOGO OF BANC OF AMERICA SECURITIES]

ABFC 2005-WF1

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                                                          1/29 &         1/29 &
                                          FIXED $          FIXED %         6 MO $        6 MO %          2/28 $           2/28 %
                                      ---------------   ------------   ------------   ------------   ---------------   ------------
LTV :
                           BELOW 70    129,759,063.67          47.44     558,046.51           0.20    129,871,765.79          47.48
                        70.01 TO 75     47,460,664.33          36.63     310,693.88           0.24     75,292,444.86          58.12
                        75.01 TO 80     75,031,272.32          27.38     107,751.70           0.04    178,100,645.30          65.00
                        80.01 TO 85     28,070,011.92          20.89           0.00           0.00     96,561,658.41          71.88
                        85.01 TO 90     28,108,959.41          12.66     639,695.76           0.29    179,179,600.63          80.68
                        90.01 TO 95      7,171,186.01           8.58           0.00           0.00     71,780,414.17          85.91
                       95.01 TO 100      1,937,220.67           2.88           0.00           0.00     60,584,705.49          90.12
                        100.01 PLUS              0.00           0.00           0.00           0.00              0.00           0.00

FICO
                          BELOW 549     11,848,151.07           9.19           0.00           0.00    112,004,918.00          86.92
                         550 TO 574     32,872,706.91          17.91     168,941.69           0.09    140,908,135.55          76.78
                         575 TO 599     44,883,478.29          20.68     178,635.85           0.08    157,274,508.32          72.45
                         600 TO 624     46,883,607.94          21.15     470,754.07           0.21    161,407,103.31          72.80
                         625 TO 649     52,437,390.60          30.57     132,058.03           0.08    107,009,229.83          62.39
                         650 TO 674     39,725,539.06          34.74     558,046.51           0.49     62,981,271.20          55.07
                         675 TO 699     27,177,663.77          44.28     107,751.70           0.18     29,107,979.75          47.43
                           700 PLUS     61,709,840.69          71.86           0.00           0.00     20,678,088.69          24.08

PROPERTY TYPE:
             SINGLE-FAMILY DETACHED    277,809,041.70          26.13   1,616,187.85           0.15    719,405,358.72          67.67
                                PUD      9,935,807.49          45.99           0.00           0.00     10,548,656.35          48.82
                    LOW-RISE CONDO.     10,532,739.50          25.26           0.00           0.00     27,024,914.72          64.81
                   HIGH-RISE CONDO.        803,468.82          32.29           0.00           0.00      1,383,582.25          55.60
             MULTI FAMILY - 2 UNITS     15,521,500.57          33.06           0.00           0.00     28,401,328.66          60.49
             MULTI FAMILY - 3 UNITS      1,854,478.88          34.16           0.00           0.00      3,175,685.75          58.50
             MULTI FAMILY - 4 UNITS      1,081,341.37          38.01           0.00           0.00      1,431,708.20          50.32
                          TOWNHOUSE              0.00           0.00           0.00           0.00              0.00           0.00

PURPOSE:
                           PURCHASE     27,889,550.01          14.05     132,058.03           0.07    155,968,703.54          78.56
                REFINANCE RATE/TERM     35,767,604.47          34.24     107,751.70           0.10     61,973,299.70          59.32
  CASH OUT REFI (COF) BELOW  70 LTV    107,548,193.37          45.14     558,046.51           0.23    117,737,244.98          49.42
         COF WITH  LTV  70.01 TO 75     39,644,011.64          35.20     178,635.85           0.16     67,715,040.18          60.12
         COF WITH  LTV  75.01 TO 80     56,190,534.57          27.17           0.00           0.00    136,875,974.17          66.18
         COF WITH  LTV  80.01 TO 85     23,041,379.89          21.32           0.00           0.00     76,517,758.64          70.79
        COF WITH  LTV  '85.01 TO 90     22,824,078.11          13.39     639,695.76           0.38    137,402,830.74          80.63
        COF WITH  LTV  '90.01 TO 95      4,633,026.27          10.27           0.00           0.00     37,180,382.70          82.44
        COF WITH  LTV  95.01 TO 100              0.00           0.00           0.00           0.00              0.00           0.00
        COF WITH   LTV  100.01 PLUS              0.00           0.00           0.00           0.00              0.00           0.00

OCCUPANCY STATUS:
                     OWNER OCCUPIED    309,790,243.60          26.59   1,508,436.15           0.13    781,743,042.11          67.09
                           2ND HOME        129,717.67           6.12           0.00           0.00      1,879,323.32          88.71
                         INVESTMENT      7,618,417.06          44.68     107,751.70           0.63      7,748,869.22          45.45

LOAN BALANCE
                       BELOW 50,000     11,206,738.91          48.13           0.00           0.00     11,381,337.41          48.88
               50,000.01 TO 100,000     42,650,909.99          32.03           0.00           0.00     83,892,978.19          63.01
              100,000.01 TO 150,000     50,377,001.24          21.95     239,809.73           0.10    163,641,991.75          71.30
              150,000.01 TO 200,000     54,726,418.75          23.12     347,577.54           0.15    164,979,976.53          69.69
              200,000.01 TO 400,000    136,305,852.05          28.57           0.00           0.00    313,423,012.62          65.68
              400,000.01 TO 500,000     10,935,650.99          24.81     470,754.07           1.07     29,518,232.89          66.97
              500,000.01 TO 600,000      7,255,405.35          28.74     558,046.51           2.21     14,733,417.58          58.37
            600,000.01 TO 1,000,000      4,080,401.05          26.92           0.00           0.00      9,800,287.68          64.66
             1,000,000.01 AND ABOVE              0.00           0.00           0.00           0.00              0.00           0.00

LOAN TERM
                           10 YEARS        972,741.91         100.00           0.00           0.00              0.00           0.00
                           15 YEARS     58,853,228.60         100.00           0.00           0.00              0.00           0.00
                           20 YEARS      4,269,292.53         100.00           0.00           0.00              0.00           0.00
                           25 YEARS      1,861,666.72         100.00           0.00           0.00              0.00           0.00
                           30 YEARS    251,581,448.57          22.50   1,616,187.85           0.14    791,371,234.65          70.76

DOCUMENTATION TYPE
                 FULL DOCUMENTATION    317,538,378.33          26.83   1,616,187.85           0.14    790,527,426.66           66.8
                   NO DOCUMENTATION              0.00           0.00           0.00           0.00        598,061.78         100.00
      STATED DOCS WITH LTV BELOW 70              0.00           0.00           0.00           0.00        188,691.90         100.00
  STATED DOCS WITH LTV  70.01 TO 75              0.00           0.00           0.00           0.00              0.00           0.00
 STATED DOCS WITH LTV   75.01 TO 80              0.00           0.00           0.00           0.00              0.00           0.00
 STATED DOCS WITH LTV   80.01 TO 85              0.00           0.00           0.00           0.00         57,054.31         100.00
 STATED DOCS WITH LTV   85.01 TO 90              0.00           0.00           0.00           0.00              0.00           0.00
 STATED DOCS WITH LTV   90.01 TO 95              0.00           0.00           0.00           0.00              0.00           0.00
STATED DOCS WITH LTV   95.01 TO 100              0.00           0.00           0.00           0.00              0.00           0.00
  STATED DOCS WITH LTV ABOVE 100.01              0.00           0.00           0.00           0.00              0.00           0.00

LIEN STATUS
                           1ST LIEN    317,538,378.33          26.81   1,616,187.85           0.14    791,371,234.65          66.82
    SECOND LIENS WITH LTV BELOW  85              0.00           0.00           0.00           0.00              0.00           0.00
 SECOND LIENS WITH LTV  85.01 TO 90              0.00           0.00           0.00           0.00              0.00           0.00
 SECOND LIENS WITH LTV  90.01 TO 95              0.00           0.00           0.00           0.00              0.00           0.00
SECOND LIENS WITH LTV  95.01 TO 100              0.00           0.00           0.00           0.00              0.00           0.00
SECOND LIENS WITH LTV  ABOVE 100.01              0.00           0.00           0.00           0.00              0.00           0.00

INTEREST ONLY
                 % OF MORTGAGE TYPE                NA             NA             NA             NA                NA             NA
                          AVE. FICO                NA             NA             NA             NA                NA             NA
                           AVE. LTV                NA             NA             NA             NA                NA             NA
                      % STATED DOCS                NA             NA             NA             NA                NA             NA
                        % FULL DOCS                NA             NA             NA             NA                NA             NA


                                           3/27 $          3/27 %         5/25 $        5/25 %
                                      ---------------   ------------   ------------   ------------
LTV :
                           BELOW 70     13,344,001.74           4.88           0.00           0.00
                        70.01 TO 75      6,490,042.03           5.01           0.00           0.00
                        75.01 TO 80     20,768,629.95           7.58           0.00           0.00
                        80.01 TO 85      9,712,359.78           7.23           0.00           0.00
                        85.01 TO 90     14,151,345.15           6.37           0.00           0.00
                        90.01 TO 95      4,598,473.35           5.50           0.00           0.00
                       95.01 TO 100      4,708,055.70           7.00           0.00           0.00
                        100.01 PLUS              0.00           0.00           0.00           0.00

FICO
                          BELOW 549      5,012,147.55           3.89           0.00           0.00
                         550 TO 574      9,569,599.12           5.21           0.00           0.00
                         575 TO 599     14,749,091.41           6.79           0.00           0.00
                         600 TO 624     12,949,603.12           5.84           0.00           0.00
                         625 TO 649     11,931,846.89           6.96           0.00           0.00
                         650 TO 674     11,092,693.51           9.70           0.00           0.00
                         675 TO 699      4,978,289.86           8.11           0.00           0.00
                           700 PLUS      3,489,636.24           4.06           0.00           0.00

PROPERTY TYPE:
             SINGLE-FAMILY DETACHED     64,345,764.34           6.05           0.00           0.00
                                PUD      1,121,572.94           5.19           0.00           0.00
                    LOW-RISE CONDO.      4,142,338.74           9.93           0.00           0.00
                   HIGH-RISE CONDO.        301,216.65          12.11           0.00           0.00
             MULTI FAMILY - 2 UNITS      3,027,479.78           6.45           0.00           0.00
             MULTI FAMILY - 3 UNITS        398,628.67           7.34           0.00           0.00
             MULTI FAMILY - 4 UNITS        332,151.43          11.67           0.00           0.00
                          TOWNHOUSE        103,755.15         100.00           0.00           0.00

PURPOSE:
                           PURCHASE     14,538,028.84           7.32           0.00           0.00
                REFINANCE RATE/TERM      6,627,721.02           6.34           0.00           0.00
  CASH OUT REFI (COF) BELOW  70 LTV     12,400,276.67           5.20           0.00           0.00
         COF WITH  LTV  70.01 TO 75      5,092,986.31           4.52           0.00           0.00
         COF WITH  LTV  75.01 TO 80     13,753,374.02           6.65           0.00           0.00
         COF WITH  LTV  80.01 TO 85      8,530,357.21           7.89           0.00           0.00
        COF WITH  LTV  '85.01 TO 90      9,543,454.71           5.60           0.00           0.00
        COF WITH  LTV  '90.01 TO 95      3,286,708.92           7.29           0.00           0.00
        COF WITH  LTV  95.01 TO 100              0.00           0.00           0.00           0.00
        COF WITH   LTV  100.01 PLUS              0.00           0.00           0.00           0.00

OCCUPANCY STATUS:
                     OWNER OCCUPIED     72,087,445.43           6.19           0.00           0.00
                           2ND HOME        109,575.46           5.17           0.00           0.00
                         INVESTMENT      1,575,886.81           9.24           0.00           0.00

LOAN BALANCE
                       BELOW 50,000        694,197.74           2.98           0.00           0.00
               50,000.01 TO 100,000      6,602,553.86           4.96           0.00           0.00
              100,000.01 TO 150,000     15,246,909.74           6.64           0.00           0.00
              150,000.01 TO 200,000     16,674,081.53           7.04           0.00           0.00
              200,000.01 TO 400,000     27,433,742.10           5.75           0.00           0.00
              400,000.01 TO 500,000      3,149,644.65           7.15           0.00           0.00
              500,000.01 TO 600,000      2,695,267.83          10.68           0.00           0.00
            600,000.01 TO 1,000,000      1,276,510.25           8.42           0.00           0.00
             1,000,000.01 AND ABOVE              0.00           0.00           0.00           0.00

LOAN TERM
                           10 YEARS              0.00           0.00           0.00           0.00
                           15 YEARS              0.00           0.00           0.00           0.00
                           20 YEARS              0.00           0.00           0.00           0.00
                           25 YEARS              0.00           0.00           0.00           0.00
                           30 YEARS     73,772,907.70           6.60           0.00           0.00

DOCUMENTATION TYPE
                 FULL DOCUMENTATION     73,772,907.70           6.23           0.00           0.00
                   NO DOCUMENTATION              0.00           0.00           0.00           0.00
      STATED DOCS WITH LTV BELOW 70              0.00           0.00           0.00           0.00
  STATED DOCS WITH LTV  70.01 TO 75              0.00           0.00           0.00           0.00
 STATED DOCS WITH LTV   75.01 TO 80              0.00           0.00           0.00           0.00
 STATED DOCS WITH LTV   80.01 TO 85              0.00           0.00           0.00           0.00
 STATED DOCS WITH LTV   85.01 TO 90              0.00           0.00           0.00           0.00
 STATED DOCS WITH LTV   90.01 TO 95              0.00           0.00           0.00           0.00
STATED DOCS WITH LTV   95.01 TO 100              0.00           0.00           0.00           0.00
  STATED DOCS WITH LTV ABOVE 100.01              0.00           0.00           0.00           0.00

LIEN STATUS
                           1ST LIEN     73,772,907.70           6.23           0.00           0.00
    SECOND LIENS WITH LTV BELOW  85              0.00           0.00           0.00           0.00
 SECOND LIENS WITH LTV  85.01 TO 90              0.00           0.00           0.00           0.00
 SECOND LIENS WITH LTV  90.01 TO 95              0.00           0.00           0.00           0.00
SECOND LIENS WITH LTV  95.01 TO 100              0.00           0.00           0.00           0.00
SECOND LIENS WITH LTV  ABOVE 100.01              0.00           0.00           0.00           0.00

INTEREST ONLY
                 % OF MORTGAGE TYPE                NA             NA             NA             NA
                          AVE. FICO                NA             NA             NA             NA
                           AVE. LTV                NA             NA             NA             NA
                      % STATED DOCS                NA             NA             NA             NA
                        % FULL DOCS                NA             NA             NA             NA

MH STRATIFICATION:

Total Balance                                    0.00
% Pool Balance                                   0.00
Ave. FICO                                        0.00
Ave. LTV                                         0.00
% Full Docs                                      0.00

SILENT SECONDS STRATIFICATION:
Total Balance                           42,367,840.62
% Pool Balance                                   3.58%
Ave. FICO                                         670
Ave. LTV                                        74.25
% Full Docs                                    100.00

2ND LIEN STRATIFICATION:
Total Balance                                    0.00
% Pool Balance                                   0.00
Ave. FICO                                        0.00
% Full Docs                                      0.00

LTV ABOVE 90 STRATIFICATION:
Total Balance                          150,780,055.39
% Pool Balance                                  12.73%
Ave. FICO                                         640
Ave. LTV                                        96.96
% Full Docs                                     99.95

[LOGO OF BANC OF AMERICA SECURITIES]

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

DEAL INFO
DEAL NAME                   ABFC 2005-WF1
BLOOMBERG TICKER:
ASSET CLASS:                Subprime
ISSUER:                     Wells Fargo
TRUSTEE:
LEAD MANAGER(S)             BANK OF AMERICA

MONTH:
  To Roll                   22 months
  Remaining Term            347.4
  Remaining IO Term         N/A

% INTEREST ONLY             0.00%

MASTER SERVICER:
BACKUP SERVICER:
PRIMARY SERVICER (S):        % NAME         ORIGINATOR (S):       % NAME
---------------------  -------------------  ---------------  -------------------
        1              100.00% Wells Fargo       1           100.00% Wells Fargo

Please fill out complete list of servicers and originators even if it is greater then ten

                                                                 FICO BUCKET
                  -------------------------------------------------------------------------------------------------------------
                                  Deal Size                                      Weighted Average Collateral Characteristics
                  ------------------------------------------     WA Loan      -------------------------------------------------
FICO               # Loans         Balance            %          Balance         WAC          FICO         %LTV        % DTI
---------------   ----------   ----------------   ----------   ------------   ----------   ----------   ----------   ----------
NA                        39       2,960,663.54         0.25%     75,914.45        8.157            0        70.86         0.00
=<500                      6         827,029.06         0.07%    137,838.18        8.904          500        69.09         0.00
>500 =<520               174      19,825,778.45         1.67%    113,941.26        8.771          511        70.34         0.00
>520 =<540               489      62,605,664.91         5.29%    128,027.94        7.965          530        72.75         0.00
>540 =<560               626      89,699,004.48         7.57%    143,289.14        7.116          551        72.08         0.00
>560 =<580             1,244     194,769,187.02        16.45%    156,566.87        6.737          570        77.86         0.00
>580 =<600             1,079     168,833,470.01        14.26%    156,472.17        6.720          590        79.99         0.00
>600 =<620             1,088     173,155,683.61        14.62%    159,150.44        6.668          610        82.23         0.00
>620 =<640               947     152,515,533.53        12.88%    161,051.25        6.553          630        83.29         0.00
>640 =<660               701     113,359,160.88         9.57%    161,710.64        6.455          650        82.17         0.00
>660 =<680               447      79,127,948.46         6.68%    177,020.02        6.297          670        82.52         0.00
>680 =<700               213      41,635,481.10         3.52%    195,471.74        5.996          690        77.45         0.00
>700 =<750               246      47,201,959.70         3.99%    191,877.88        5.816          722        73.09         0.00
>750                     170      37,782,143.78         3.19%    222,247.90        5.545          775        63.40         0.00
TOTAL                  7,469   1,184,298,708.53       100.00%    158,561.88        6.676          613        78.70         0.00

                                               FICO BUCKET
                  ---------------------------------------------------------------------------
                                 Weighted Average Collateral Characteristics
                  ---------------------------------------------------------------------------
                                               Refi                    Interest
FICO               Primary       SF/PUD      Cachout      Full Doc       only          MI%
---------------   ----------   ----------   ----------   ----------   ----------   ----------
NA                    100.00        88.99        52.01       100.00         0.00        14.99
=<500                 100.00       100.00        91.85       100.00         0.00         0.00
>500 =<520             99.80        94.60        86.59       100.00         0.00         0.28
>520 =<540             98.87        92.66        84.74       100.00         0.00         5.30
>540 =<560             98.46        90.90        88.42       100.00         0.00        10.46
>560 =<580             98.97        92.94        83.72        99.78         0.00        43.15
>580 =<600             98.20        90.59        74.76        99.94         0.00        50.89
>600 =<620             98.99        90.09        72.24        99.96         0.00        56.05
>620 =<640             98.10        92.96        70.70       100.00         0.00        58.08
>640 =<660             97.20        94.04        70.83        99.83         0.00        55.40
>660 =<680             98.69        88.40        65.23       100.00         0.00        54.50
>680 =<700             98.50        91.10        68.68        99.86         0.00        37.27
>700 =<750             97.59        91.59        55.61       100.00         0.00        26.32
>750                   96.36        88.82        54.31       100.00         0.00        12.04
TOTAL                  98.38        91.60        74.41        99.93         0.00        42.83

     FICO MEAN:  613     MEDIAN:  602     STANDARD DEVIATION:  69.64

                                                                  LTV BUCKET
                  -------------------------------------------------------------------------------------------------------------
                                  Deal Size                                      Weighted Average Collateral Characteristics
                  ------------------------------------------     WA Loan      -------------------------------------------------
LTV                # Loans         Balance            %          Balance         WAC          FICO         %LTV        % DTI
---------------   ----------   ----------------   ----------   ------------   ----------   ----------   ----------   ----------
=<50                     363      46,094,246.72         3.89%    126,981.40        6.151          646        41.22         0.00%
>50 =<55                 175      28,901,411.30         2.44%    165,150.92        6.147          638        52.83         0.00%
>55 =<60                 232      34,934,692.58         2.95%    150,580.57        6.308          611        57.82         0.00%
>60 =<65                 381      65,976,671.64         5.57%    173,167.12        6.252          618        62.88         0.00%
>65 =<70                 594      98,528,371.13         8.32%    165,872.68        6.495          598        68.30         0.00%
>70 =<75                 827     130,767,064.36        11.04%    158,122.21        6.613          597        73.70         0.00%
>75 =<80               1,676     272,066,052.02        22.97%    162,330.58        6.608          607        79.17         0.00%
>80 =<85                 814     134,616,211.94        11.37%    165,376.18        6.743          607        84.13         0.00%
>85 =<90               1,393     221,790,160.89        18.73%    159,217.63        6.918          612        89.31         0.00%
>90 =<95                 545      83,471,616.75         7.05%    153,158.93        7.005          637        94.41         0.00%
>95 <100                 469      67,152,209.20         5.67%    143,181.68        7.202          644        99.64         0.00%
=>100                      -                  -         0.00%             -        0.000            0         0.00         0.00%
TOTAL                  7,469   1,184,298,708.53       100.00%    158,561.88        6.676          613        78.70         0.00%

                                                 LTV BUCKET
                  ---------------------------------------------------------------------------
                                 Weighted Average Collateral Characteristics
                  ---------------------------------------------------------------------------
                                               Refi                    Interest
LTV                Primary       SF/PUD      Cachout      Full Doc       only          MI%
---------------   ----------   ----------   ----------   ----------   ----------   ----------
=<50                   95.86        84.28        81.37        99.59         0.00%        0.16
>50 =<55               98.79        93.02        87.45       100.00         0.00%        0.00
>55 =<60               95.79        90.14        85.25       100.00         0.00%        0.00
>60 =<65               97.58        88.22        90.10       100.00         0.00%        0.00
>65 =<70               94.36        88.33        87.98       100.00         0.00%        0.00
>70 =<75               96.27        93.92        87.07       100.00         0.00%        0.00
>75 =<80               98.96        91.38        75.44       100.00         0.00%        0.04
>80 =<85               99.83        93.33        80.52        99.96         0.00%      100.00
>85 =<90               99.84        92.81        76.72        99.76         0.00%      100.00
>90 =<95              100.00        91.61        53.84       100.00         0.00%      100.00
>95 <100              100.00        93.74         0.00        99.89         0.00%      100.00
=>100                   0.00         0.00         0.00         0.00         0.00%        0.00
TOTAL                  98.38        91.60        74.41        99.93         0.00%       42.83

LTV   MEAN:  78.70%     CLTV:  78.70%     STANDARD DEVIATION:  14.16%
LTV =80:  0.00%     % SILENT SECONDS:    3.58%

                                                                  DTI BUCKET
                  -------------------------------------------------------------------------------------------------------------
                                  Deal Size                                      Weighted Average Collateral Characteristics
                  ------------------------------------------     WA Loan      -------------------------------------------------
DTI                # Loans         Balance            %          Balance         WAC          FICO         %LTV        % DTI
---------------   ----------   ----------------   ----------   ------------   ----------   ----------   ----------   ----------
=<20                     N/A                N/A      #VALUE!            N/A          N/A          N/A         N/A           N/A
>20 =<25                 N/A                N/A      #VALUE!            N/A          N/A          N/A         N/A           N/A
>25 =<30                 N/A                N/A      #VALUE!            N/A          N/A          N/A         N/A           N/A
>30 =<35                 N/A                N/A      #VALUE!            N/A          N/A          N/A         N/A           N/A
>35 =<40                 N/A                N/A      #VALUE!            N/A          N/A          N/A         N/A           N/A
>40 =<45                 N/A                N/A      #VALUE!            N/A          N/A          N/A         N/A           N/A
>45 =<50                 N/A                N/A      #VALUE!            N/A          N/A          N/A         N/A           N/A
>50 =<55                 N/A                N/A      #VALUE!            N/A          N/A          N/A         N/A           N/A
>55 =<60                 N/A                N/A      #VALUE!            N/A          N/A          N/A         N/A           N/A
>60                      N/A                N/A      #VALUE!            N/A          N/A          N/A         N/A           N/A
TOTAL                    N/A                N/A      #VALUE!            N/A          N/A          N/A         N/A           N/A

                                             DTI BUCKET
                  --------------------------------------------------------------
                             Weighted Average Collateral Characteristics
                  --------------------------------------------------------------
                                               Refi                    Interest
DTI                Primary       SF/PUD      Cachout      Full Doc       only
---------------   ----------   ----------   ----------   ----------   ----------
=<20                     N/A          N/A          N/A         N/A           N/A
>20 =<25                 N/A          N/A          N/A         N/A           N/A
>25 =<30                 N/A          N/A          N/A         N/A           N/A
>30 =<35                 N/A          N/A          N/A         N/A           N/A
>35 =<40                 N/A          N/A          N/A         N/A           N/A
>40 =<45                 N/A          N/A          N/A         N/A           N/A
>45 =<50                 N/A          N/A          N/A         N/A           N/A
>50 =<55                 N/A          N/A          N/A         N/A           N/A
>55 =<60                 N/A          N/A          N/A         N/A           N/A
>60                      N/A          N/A          N/A         N/A           N/A
TOTAL                    N/A          N/A          N/A         N/A           N/A

     DTI MEAN:  N/A     MEDIAN:  N/A     STANDARD DEVIATION:  N/A

                                                                 PURPOSE BUCKET
                  ------------------------------------------------------------------------------------------------------------
                                  Deal Size                                      Weighted Average Collateral Characteristics
                  ------------------------------------------     WA Loan      ------------------------------------------------
PURPOSE            # Loans         Balance            %          Balance         WAC          FICO         %LTV        % DTI
---------------   ----------   ----------------   ----------   ------------   ----------   ----------   ----------   ---------
PURCHASE               1,394     198,528,340.42        16.76%    142,416.31        6.921          631        87.94         0.00
REFI (CASH OUT)        5,408     881,293,991.22        74.41%    162,961.17        6.638          607        76.54         0.00
REFI (RATE TERM)         667     104,476,376.89         8.82%    156,636.25        6.539          633        79.34         0.00
TOTAL                  7,469   1,184,298,708.53       100.00%    158,561.88        6.676          613        78.70         0.00

                                          PURPOSE BUCKET
                  --------------------------------------------------------------
                             Weighted Average Collateral Characteristics
                  --------------------------------------------------------------
                                               Refi                    Interest
PURPOSE            Primary       SF/PUD      Cachout      Full Doc       only
---------------   ----------   ----------   ----------   ----------   ----------
PURCHASE               98.08        90.20         0.00%       99.79         0.00
REFI (CASH OUT)        98.52        91.76       100.00        99.95         0.00
REFI (RATE TERM)       97.76        92.89         0.00%      100.00         0.00
TOTAL                  98.38        91.60        74.41        99.93         0.00

                                                               OCCUPANCY BUCKET
                  ------------------------------------------------------------------------------------------------------------
                                  Deal Size                                      Weighted Average Collateral Characteristics
                  ------------------------------------------     WA Loan      ------------------------------------------------
OCC TYPE           # Loans         Balance            %          Balance         WAC          FICO         %LTV        % DTI
---------------   ----------   ----------------   ----------   ------------   ----------   ----------   ----------   ---------
PRIMARY (OOC)          7,244   1,165,129,167.29        98.38%    160,840.58        6.675          613        78.88         0.00
INVESTMENT               206      17,050,924.79         1.44%     82,771.48        6.801          632        67.39         0.00
2ND / VACATION            19       2,118,616.45         0.18%    111,506.13        6.590          611        73.30         0.00
TOTAL                  7,469   1,184,298,708.53       100.00%    158,561.88        6.676          613        78.70         0.00

                                         OCCUPANCY BUCKET
                  --------------------------------------------------------------
                             Weighted Average Collateral Characteristics
                  --------------------------------------------------------------
                                               Refi                    Interest
OCC TYPE           Primary       SF/PUD      Cachout      Full Doc       only
---------------   ----------   ----------   ----------   ----------   ----------
PRIMARY (OOC)         100.00        91.91        74.52        99.93         0.00
INVESTMENT              0.00%       72.20        72.75       100.00         0.00
2ND / VACATION          0.00%       77.91        28.79       100.00         0.00
TOTAL                  98.38        91.60        74.41        99.93         0.00

                                                               DOCUMENTATION BUCKET
                  ------------------------------------------------------------------------------------------------------------
                                  Deal Size                                      Weighted Average Collateral Characteristics
                  ------------------------------------------     WA Loan      ------------------------------------------------
DOC TYPE           # Loans         Balance            %          Balance         WAC          FICO         %LTV        % DTI
---------------   ----------   ----------------   ----------   ------------   ----------   ----------   ----------   ---------
FULL                   7,464   1,183,454,900.54        99.93%    158,555.05        6.676          613        78.70         0.00
STATED                     2         245,746.21         0.02%    122,873.11        6.092          655        56.82         0.00
NO DOC                     3         598,061.78         0.05%    199,353.93        7.348          586        90.61         0.00
TOTAL                  7,469   1,184,298,708.53       100.00%    158,561.88        6.676          613        78.70         0.00

                                        DOCUMENTATION BUCKET
                  --------------------------------------------------------------
                             Weighted Average Collateral Characteristics
                  --------------------------------------------------------------
                                               Refi                    Interest
DOC TYPE           Primary       SF/PUD      Cachout      Full Doc       only
---------------   ----------   ----------   ----------   ----------   ----------
FULL                   98.38        91.59        74.43       100.00%        0.00
STATED                100.00       100.00         0.00         0.00%        0.00
NO DOC                100.00       100.00        70.12         0.00%        0.00
TOTAL                  98.38        91.60        74.41        99.93         0.00

                                                                PROPERTY BUCKET
                  ------------------------------------------------------------------------------------------------------------
                                  Deal Size                                      Weighted Average Collateral Characteristics
                  ------------------------------------------     WA Loan      ------------------------------------------------
PROPERTY TYPE      # Loans         Balance            %          Balance         WAC          FICO         %LTV        % DTI
---------------   ----------   ----------------   ----------   ------------   ----------   ----------   ----------   ---------
SINGLE FAMILY          6,787   1,063,176,352.61        89.77%    156,648.94        6.692          612        79.02         0.00%
PUD                      110      21,606,036.78         1.82%    196,418.52        6.530          630        73.85         0.00%
2-4 UNIT                 302      55,224,303.31         4.66%    182,861.93        6.577          613        74.06         0.00%
TOWNHOUSE                  1         103,755.15         0.01%    103,755.15        7.250          570        88.68         0.00%
CONDO                    269      44,188,260.68         3.73%    164,268.63        6.499          621        79.11         0.00%
TOTAL                  7,469   1,184,298,708.53       100.00%    158,561.88        6.676          613        78.70         0.00%

                                        PROPERTY BUCKET
                  --------------------------------------------------------------
                             Weighted Average Collateral Characteristics
                  --------------------------------------------------------------
                                               Refi                    Interest
PROPERTY TYPE      Primary       SF/PUD      Cachout      Full Doc       only
---------------   ----------   ----------   ----------   ----------   ----------
SINGLE FAMILY          98.69       100.00%       74.30        99.92         0.00
PUD                   100.00       100.00%       86.79       100.00         0.00
2-4 UNIT               92.81         0.00%       80.46       100.00         0.00
TOWNHOUSE             100.00         0.00%      100.00       100.00         0.00
CONDO                  97.20         0.00%       63.55       100.00         0.00
TOTAL                  98.38        91.60        74.41        99.93         0.00

                                                               PRINCIPAL BUCKET
                  ------------------------------------------------------------------------------------------------------------
                                  Deal Size                                      Weighted Average Collateral Characteristics
                  ------------------------------------------     WA Loan      ------------------------------------------------
UPB                # Loans         Balance            %          Balance         WAC          FICO         %LTV        % DTI
---------------   ----------   ----------------   ----------   ------------   ----------   ----------   ----------   ---------
=<50                     619      23,282,274.06         1.97%     37,612.72        8.026          594        72.26         0.00
>50 =<75                 709      45,211,313.03         3.82%     63,767.72        7.765          598        78.41         0.00
>75 =<100              1,002      87,935,129.01         7.43%     87,759.61        7.172          603        78.98         0.00
>100 =<125               953     107,421,911.14         9.07%    112,719.74        7.023          604        80.83         0.00
>125 =<150               889     122,083,801.32        10.31%    137,327.11        6.927          608        80.09         0.00
>150 =<200             1,365     236,728,054.35        19.99%    173,427.15        6.662          606        78.71         0.00
>200 =<250               793     176,766,894.26        14.93%    222,909.07        6.540          613        79.32         0.00
>250 =<300               479     130,386,649.59        11.01%    272,205.95        6.389          618        78.99         0.00
>300 =<350               297      96,194,747.75         8.12%    323,888.04        6.273          625        78.42         0.00
>350 =<400               196      73,814,315.17         6.23%    376,603.65        6.107          637        76.56         0.00
>400 =<450                64      27,311,376.19         2.31%    426,740.25        6.200          635        80.17         0.00
>450 =<500                35      16,762,906.41         1.42%    478,940.18        5.996          631        78.76         0.00
>500 =<600                46      25,242,137.27         2.13%    548,742.11        6.048          632        72.23         0.00
>600 =<700                15       9,786,748.20         0.83%    652,449.88        6.444          635        74.23         0.00
=>700                      7       5,370,450.78         0.45%    767,207.25        5.981          635        67.90         0.00
TOTAL                  7,469   1,184,298,708.53       100.00%    158,561.88        6.676          613        78.70         0.00

                                        PRINCIPAL BUCKET
                  --------------------------------------------------------------
                             Weighted Average Collateral Characteristics
                  --------------------------------------------------------------
                                               Refi                    Interest
UPB                Primary       SF/PUD      Cachout      Full Doc       only
---------------   ----------   ----------   ----------   ----------   ----------
=<50                   84.37        94.82        67.12       100.00         0.00%
>50 =<75               95.52        94.58        64.43        99.87         0.00%
>75 =<100              97.36        92.09        67.64        99.91         0.00%
>100 =<125             98.63        92.60        70.73        99.90         0.00%
>125 =<150             98.53        94.05        71.42       100.00         0.00%
>150 =<200             98.69        91.39        76.76        99.92         0.00%
>200 =<250             99.00        91.45        80.06       100.00         0.00%
>250 =<300             98.71        89.63        80.10       100.00         0.00%
>300 =<350             98.98        85.56        78.43       100.00         0.00%
>350 =<400             99.48        92.38        72.77       100.00         0.00%
>400 =<450            100.00        92.13        61.02        98.46         0.00%
>450 =<500            100.00        88.75        71.05       100.00         0.00%
>500 =<600            100.00        95.61        71.44       100.00         0.00%
>600 =<700            100.00       100.00        59.63       100.00         0.00%
=>700                 100.00       100.00        86.06       100.00         0.00%
TOTAL                  98.38        91.60        74.41        99.93         0.00%

* IN $1,000

     MIN  11,988.61     MAX  816,146.99

                                                           STATE CONCENTRATION BUCKET*
                  ------------------------------------------------------------------------------------------------------------
                                  Deal Size                                      Weighted Average Collateral Characteristics
                  ------------------------------------------     WA Loan      ------------------------------------------------
STATE*             # Loans         Balance            %          Balance         WAC          FICO         %LTV        % DTI
---------------   ----------   ----------------   ----------   ------------   ----------   ----------   ----------   ---------
CALIFORNIA               618     164,597,052.10        13.90%    266,338.27        5.920          636        70.59         0.00
MARYLAND                 563     111,829,398.20         9.44%    198,631.26        6.588          601        78.59         0.00
NEW JERSEY               531     108,873,158.83         9.19%    205,034.20        6.610          615        75.01         0.00
ILLINOIS                 482      83,420,873.61         7.04%    173,072.35        6.571          620        80.61         0.00
FLORIDA                  478      72,378,647.23         6.11%    151,419.76        6.790          607        81.00         0.00
NEW YORK                 287      57,492,524.06         4.85%    200,322.38        6.555          617        74.02         0.00
VIRGINIA                 311      54,546,630.49         4.61%    175,391.09        6.643          605        78.82         0.00
WISCONSIN                327      37,360,556.46         3.15%    114,252.47        7.132          617        82.45         0.00
GEORGIA                  258      37,354,741.37         3.15%    144,785.82        7.117          611        84.79         0.00
TEXAS                    262      35,038,673.34         2.96%    133,735.39        6.845          613        80.95         0.00
PENNSYLVANIA             310      33,327,842.13         2.81%    107,509.17        7.003          601        80.03         0.00
MINNESOTA                179      30,512,750.89         2.58%    170,462.30        6.768          610        80.88         0.00
MICHIGAN                 240      29,908,015.36         2.53%    124,616.73        7.038          607        83.24         0.00
OHIO                     275      29,434,404.34         2.49%    107,034.20        7.073          604        83.86         0.00
MISSOURI                 280      28,750,181.62         2.43%    102,679.22        7.043          613        82.67         0.00
OTHER                  2,068     269,473,258.50        22.75%    130,306.22        6.917          607        81.40         0.00
TOTAL:                 7,469   1,184,298,708.53       100.00%    158,561.88        6.676          613        78.70         0.00

                                    STATE CONCENTRATION BUCKET*
                  --------------------------------------------------------------
                             Weighted Average Collateral Characteristics
                  --------------------------------------------------------------
                                               Refi                    Interest
STATE*             Primary       SF/PUD      Cachout      Full Doc       only
---------------   ----------   ----------   ----------   ----------   ----------
CALIFORNIA             98.52        90.04        82.66       100.00         0.00
MARYLAND               99.25        95.66        86.67        99.46         0.00
NEW JERSEY             99.02        88.07        87.48       100.00         0.00
ILLINOIS               98.60        78.35        66.73       100.00         0.00
FLORIDA                98.55        93.31        70.92       100.00         0.00
NEW YORK               96.69        74.85        78.99       100.00         0.00
VIRGINIA               99.02        95.39        76.58       100.00         0.00
WISCONSIN              99.12        86.90        64.02       100.00         0.00
GEORGIA                99.53        96.53        79.15       100.00         0.00
TEXAS                  99.00        98.78        62.38       100.00         0.00
PENNSYLVANIA           94.36        97.04        69.52       100.00         0.00
MINNESOTA              99.71        97.07        76.94       100.00         0.00
MICHIGAN               98.03        98.07        66.03       100.00         0.00
OHIO                   98.53        97.04        58.90        99.55         0.00
MISSOURI               98.24        98.94        73.69       100.00         0.00
OTHER                  97.84        94.37        66.29        99.96         0.00
TOTAL:                 98.38        91.60        74.41        99.93         0.00

* Fill in top 15 states only, combine the remaining in the "Other" Bucket.

*Separate California into North and South if possible.


                                  Deal Size                                      Weighted Average Collateral Characteristics
CALIFORNIA        ------------------------------------------     WA Loan      -------------------------------------------------
BREAKDOWN          # Loans         Balance            %          Balance         WAC          FICO         %LTV        % DTI
---------------   ----------   ----------------   ----------   ------------   ----------   ----------   ----------   ----------
CA North                 278      69,948,774.43        42.50%    251,614.30         5.93       628.00        72.16         0.00
CA South                 340      94,648,277.67        57.50%    278,377.29         5.92       642.00        69.42         0.00
                         618     164,597,052.10       100.00%    266,338.27         5.92       636.00        70.59         0.00

                                 Weighted Average Collateral Characteristics
                  -------------------------------------------------------------
CALIFORNIA                                                  Refi       Interest
BREAKDOWN           Primary      SF/PUD       Cachout     Full Doc       only
---------------   ----------   ----------   ----------   ----------   ---------
CA North               98.84        94.80        79.79       100.00        0.00
CA South               98.28        86.53        84.79       100.00        0.00
                       98.52        90.04        82.66       100.00        0.00

                                                             FIXED / FLOATING (ii)
                  -------------------------------------------------------------------------------------------------------------
                                  Deal Size                                      Weighted Average Collateral Characteristics
                  ------------------------------------------     WA Loan      -------------------------------------------------
TYPE               # Loans         Balance            %          Balance         WAC          FICO         %LTV        % DTI
---------------   ----------   ----------------   ----------   ------------   ----------   ----------   ----------   ----------
Fixed                  1,940     285,404,529.41        24.10%    147,115.74        6.684          644        71.07        0.00%
Balloon                  171      32,133,848.92         2.71%    187,917.25        6.417          646        71.35        0.00%
2/28                   4,919     791,371,234.65        66.82%    160,880.51        6.704          600        81.61        0.00%
3/27                     433      73,772,907.70         6.23%    170,376.23        6.480          617        80.35        0.00%
Other                      6       1,616,187.85         0.14%    269,364.64        5.952          626        73.07        0.00%
TOTAL                  7,469   1,184,298,708.53       100.00%    158,561.88        6.676          613        78.70        0.00%

                                        FIXED / FLOATING (ii)
                  -------------------------------------------------------------
                                 Weighted Average Collateral Characteristics
                  -------------------------------------------------------------
                                               Refi                    Interest
TYPE               Primary       SF/PUD      Cachout      Full Doc       only
---------------   ----------   ----------   ----------   ----------   ---------
Fixed                  97.41        90.17        79.94       100.00        0.00
Balloon                98.93        94.61        80.10       100.00        0.00
2/28                   98.78        92.24        72.46        99.89        0.00
3/27                   97.72        88.74        71.31       100.00        0.00
Other                  93.33       100.00        85.16       100.00        0.00
TOTAL                  98.38        91.60        74.41        99.93        0.00

List all loan types and separate the IO loans i.e. 2/28 and 2/28 IO should have separate rows.

                                                                  LIEN BUCKET
                  -------------------------------------------------------------------------------------------------------------
                                  Deal Size                                      Weighted Average Collateral Characteristics
                  ------------------------------------------     WA Loan      -------------------------------------------------
TYPE               # Loans         Balance            %          Balance         WAC          FICO         %LTV        % DTI
---------------   ----------   ----------------   ----------   ------------   ----------   ----------   ----------   ----------
First                  7,469   1,184,298,708.53       100.00%    158,561.88        6.676          613        78.70         0.00
TOTAL                  7,469   1,184,298,708.53       100.00%    158,561.88        6.676          613        78.70         0.00%

                                              LIEN BUCKET
                  -------------------------------------------------------------
                                 Weighted Average Collateral Characteristics
                  -------------------------------------------------------------
                                               Refi                    Interest
TYPE               Primary       SF/PUD      Cachout      Full Doc       only
---------------   ----------   ----------   ----------   ----------   ---------
First                  98.38        91.60        74.41        99.93        0.00
TOTAL                  98.38        91.60        74.41        99.93        0.00

                                                              PREPAYMENT BUCKET
                  -------------------------------------------------------------------------------------------------------------
                                  Deal Size                                      Weighted Average Collateral Characteristics
                  ------------------------------------------     WA Loan      -------------------------------------------------
TYPE               # Loans         Balance            %          Balance         WAC          FICO         %LTV        % DTI
---------------   ----------   ----------------   ----------   ------------   ----------   ----------   ----------   ----------
None                   2,839     458,017,466.43        38.67%    161,330.56        6.759          611        79.00         0.00
1 Year                   227      49,458,500.10         4.18%    217,878.86        6.287          653        70.13         0.00
2 Year                 3,071     479,360,323.31        40.48%    156,092.58        6.685          599        81.82         0.00
3 Year                 1,332     197,462,418.69        16.67%    148,245.06        6.560          642        72.57         0.00
TOTAL                  7,469   1,184,298,708.53       100.00%    158,561.88        6.676          613        78.70         0.00

                                         PREPAYMENT BUCKET
                  -------------------------------------------------------------
                                 Weighted Average Collateral Characteristics
                  -------------------------------------------------------------
                                               Refi                    Interest
TYPE               Primary       SF/PUD      Cachout      Full Doc       only
---------------   ----------   ----------   ----------   ----------   ---------
None                   98.31        89.29        78.66        99.91        0.00
1 Year                 98.43        81.38        68.50       100.00        0.00
2 Year                 98.80        94.32        70.25        99.91        0.00
3 Year                 97.51        92.89        76.17       100.00        0.00
TOTAL                  98.38        91.60        74.41        99.93        0.00

                                                                     INDEX BUCKET
                  -------------------------------------------------------------------------------------------------------------
                                  Deal Size                                      Weighted Average Collateral Characteristics
                  ------------------------------------------     WA Loan      -------------------------------------------------
TYPE               # Loans         Balance            %          Balance         WAC          FICO         %LTV        % DTI
---------------   ----------   ----------------   ----------   ------------   ----------   ----------   ----------   ----------
Libor - 6 Month        5,353     865,276,200.38        73.06%    161,643.23        6.685          602        81.50         0.00
Treasury - 1 Year          5       1,484,129.82         0.13%    296,825.96        5.926          625        73.04         0.00
Fixed                  2,111     317,538,378.33        26.81%    150,420.83        6.657          644        71.10         0.00
TOTAL                  7,469   1,184,298,708.53       100.00%    158,561.88        6.676          613        78.70         0.00

                                           INDEX BUCKET
                  -------------------------------------------------------------
                                 Weighted Average Collateral Characteristics
                  -------------------------------------------------------------
                                               Refi                    Interest
TYPE               Primary       SF/PUD      Cachout      Full Doc       only
---------------   ----------   ----------   ----------   ----------   ---------
Libor - 6 Month        98.69        91.94        72.35        99.90        0.00
Treasury - 1 Year      92.74       100.00        92.74       100.00        0.00
Fixed                  97.56        90.62        79.95       100.00        0.00
TOTAL                  98.38        91.60        74.41        99.93        0.00

List all reset rates

                                  Deal Coverage

Percentage of the deal based on FICO and LTV buckets.*

                                                                 Loan-to-Value (LTV)
                              ----------------------------------------------------------------------------------------
                                =<55     >55=<60    >60=<65     >65=<70     >70=<75    >75=<80     >80=<85     >85=<90
                              -------   --------   --------    --------    --------   --------    --------    --------
     FICO       NA               0.04%      0.01%      0.01%       0.02%       0.05%      0.08%       0.04%       0.00%
                =<500            0.00%      0.00%      0.02%       0.01%       0.04%      0.00%       0.00%       0.00%
                >500 =<550       0.77%      0.56%      0.92%       1.98%       2.39%      3.79%       0.43%       0.03%
                >550 =<600       1.78%      1.12%      1.80%       3.00%       3.83%      7.89%       5.04%       8.61%
                >600 =<625       0.71%      0.32%      0.57%       1.00%       1.73%      3.57%       2.42%       4.45%
                >625 =<650       0.39%      0.28%      0.76%       0.80%       1.20%      2.76%       1.88%       2.81%
                >650 =<675       0.47%      0.23%      0.43%       0.53%       0.75%      1.99%       0.96%       1.61%
                >675 =<700       0.44%      0.02%      0.30%       0.33%       0.43%      1.35%       0.38%       0.74%
                >700 =<725       0.26%      0.09%      0.26%       0.25%       0.14%      0.61%       0.16%       0.22%
                >725 =<750       0.43%      0.07%      0.06%       0.10%       0.26%      0.42%       0.05%       0.08%
                >750 <800        0.97%      0.20%      0.39%       0.30%       0.24%      0.49%       0.01%       0.17%
                =>800            0.09%      0.05%      0.05%       0.00%       0.00%      0.02%       0.01%       0.01%

                                    Loan-to-Value (LTV)
                              -----------------------------
                              >90=<95   >95<100      =>100
                              -------   --------   --------
     FICO       NA               0.00%      0.00%     0.00%
                =<500            0.00%      0.00%     0.00%
                >500 =<550       0.00%      0.00%     0.00%
                >550 =<600       1.16%      0.14%     0.00%
                >600 =<625       1.57%      2.05%     0.00%
                >625 =<650       2.15%      1.51%     0.00%
                >650 =<675       1.39%      1.03%     0.00%
                >675 =<700       0.53%      0.44%     0.00%
                >700 =<725       0.13%      0.23%     0.00%
                >725 =<750       0.04%      0.15%     0.00%
                >750 <800        0.07%      0.09%     0.00%
                =>800            0.00%      0.02%     0.00%

* This table should be filled out with the percentage of the deal corresponding to each cross LTV and FICO buckets

                                   MI Coverage

Percentage of MI coverage based on FICO and LTV buckets.*

                                                                 Loan-to-Value (LTV)
                              ----------------------------------------------------------------------------------------
                                =<55     >55=<60    >60=<65     >65=<70     >70=<75    >75=<80     >80=<85     >85=<90
                              -------   --------   --------    --------    --------   --------    --------    --------
     FICO       NA               0.00%      0.00%      0.00%       0.00%       0.00%      0.00%       0.09%       0.00%
                =<500            0.00%      0.00%      0.00%       0.00%       0.00%      0.00%       0.00%       0.00%
                >500 =<550       0.00%      0.00%      0.00%       0.00%       0.00%      0.02%       1.00%       0.08%
                >550 =<600       0.00%      0.00%      0.00%       0.00%       0.00%      0.00%      11.77%      20.11%
                >600 =<625       0.00%      0.00%      0.00%       0.00%       0.00%      0.00%       5.65%      10.38%
                >625 =<650       0.00%      0.00%      0.00%       0.00%       0.00%      0.00%       4.39%       6.56%
                >650 =<675       0.00%      0.00%      0.00%       0.00%       0.00%      0.00%       2.25%       3.75%
                >675 =<700       0.00%      0.00%      0.00%       0.00%       0.00%      0.00%       0.89%       1.72%
                >700 =<725       0.00%      0.00%      0.00%       0.00%       0.00%      0.00%       0.37%       0.51%
                >725 =<750       0.00%      0.00%      0.00%       0.00%       0.00%      0.00%       0.11%       0.19%
                >750 <800        0.01%      0.00%      0.00%       0.00%       0.00%      0.00%       0.02%       0.40%
                =>800            0.00%      0.00%      0.00%       0.00%       0.00%      0.00%       0.02%       0.03%

                                    Loan-to-Value (LTV)
                              -----------------------------
                              >90=<95   >95<100      =>100
                              -------   --------   --------

     FICO       NA               0.00%      0.00%      0.00%
                =<500            0.00%      0.00%      0.00%
                >500 =<550       0.00%      0.00%      0.00%
                >550 =<600       2.71%      0.34%      0.00%
                >600 =<625       3.68%      4.79%      0.00%
                >625 =<650       5.01%      3.53%      0.00%
                >650 =<675       3.25%      2.42%      0.00%
                >675 =<700       1.24%      1.03%      0.00%
                >700 =<725       0.31%      0.53%      0.00%
                >725 =<750       0.10%      0.34%      0.00%
                >750 <800        0.16%      0.21%      0.00%
                =>800            0.00%      0.05%      0.00%

* This table should be filled out with the percentage of MI corresponding to each cross LTV and FICO buckets

                                            [LOGO OF BANC OF AMERICA SECURITIES]

ABFC 2005-WF1

                         % of pool          average LTV     LTV above 80%      LTV above 90%      % full doc        % owner occ
                       ---------------   ----------------  ----------------  ----------------  ----------------  ----------------
A   FICO below 600               44.71%             76.49             33.31              2.50             99.90             98.65
    FICO below 580               30.36%             74.95             25.35              0.04             99.88             98.89
    FICO below 560               13.89%             71.68              4.98              0.00            100.00             98.74

                           ave wac         % below 100k      % above 500k           % IO           ave DTI            DTI > 45%
                       ---------------   ----------------  ----------------  ----------------  ----------------  ----------------
A   FICO below 600               7.028              15.55              2.12              0.00               N/A               N/A
    FICO below 580               7.175              16.57              1.58              0.00               N/A               N/A
    FICO below 560               7.690              19.27              0.00              0.00               N/A               N/A

                          % of pool         average LTV       FICO < 600          FICO < 575      % full doc       % owner occ
                       ---------------   ----------------  ----------------  ----------------  ----------------  ----------------
B   LTV above 85%                31.45%             92.31             30.14             10.06             99.84             99.90
    LTV above 90%                12.72%             96.74              8.77              0.09             99.95            100.00
    LTV above 95%                 5.67%             99.64              0.00              0.00             99.89            100.00

                           ave wac         % below 100k      % above 500k            % IO           ave DTI
                       ---------------   ----------------  ----------------  ----------------  ----------------
B   LTV above 85%                6.989              13.12              0.28              0.00              0.00
    LTV above 90%                7.093              14.72              0.00              0.00              0.00
    LTV above 95%                7.202              17.47              0.00              0.00              0.00

                          DTI > 45%        LTV above 80%     LTV above 90%
                       ---------------   ----------------  ----------------
B   LTV above 85%                 0.00             100.00             40.45
    LTV above 90%                 0.00             100.00            100.00
    LTV above 95%                 0.00             100.00            100.00


                          % of pool         average LTV        FICO <600        FICO < 575        % full doc       % owner occ
                       ---------------   ----------------  ----------------  ----------------  ----------------  ----------------
C   DTI > 40%                      N/A                N/A               N/A               N/A               N/A               N/A
    DTI > 45%                      N/A                N/A               N/A               N/A               N/A               N/A
    DTI > 50%                      N/A                N/A               N/A               N/A               N/A               N/A

                           ave wac         % below 100k      % above 500k           % IO            ave DTI
                       ---------------   ----------------  ----------------  ----------------  ----------------
C   DTI > 40%                      N/A               N/A               N/A               N/A               N/A
    DTI > 45%                      N/A               N/A               N/A               N/A               N/A
    DTI > 50%                      N/A               N/A               N/A               N/A               N/A

                          DTI > 45%        LTV above 80%    LTV above 90%
                       ---------------   ----------------  ----------------
C   DTI > 40%                      N/A               N/A               N/A
    DTI > 45%                      N/A               N/A               N/A
    DTI > 50%                      N/A               N/A               N/A

                           % of pool        average LTV       FICO <600          FICO < 575       % full doc       % owner occ
                       ---------------   ----------------  ----------------  ----------------  ----------------  ----------------
D  Non Owner Occ                  1.62%             68.04             37.24             19.43            100.00              0.00
   Reduced Docs                   0.07%             80.76             61.84              0.00              0.00            100.00
   Loans below 100k              13.21%             77.81             52.62             33.09             99.91             94.89
   IO Loans                       0.00               0.00              0.00              0.00              0.00              0.00

                            ave wac        % below 100k      % above 500k          % IO             ave DTI
                       ---------------   ----------------  ----------------  ----------------  ----------------
D  Non Owner Occ                 6.777              41.68              0.00              0.00              0.00
   Reduced Docs                  6.982              15.79              0.00              0.00              0.00
   Loans below 100k              7.471             100.00              0.00              0.00              0.00
   IO Loans                      0.000               0.00              0.00              0.00              0.00

                           DTI > 45%        LTV > 80%          LTV > 90%
                       ---------------   ----------------  ----------------
D  Non Owner Occ                  0.00               3.08              0.00
   Reduced Docs                   0.00              77.64              9.03
   Loans below 100k               0.00              40.79             14.17
   IO Loans                       0.00               0.00              0.00

                                            [LOGO OF BANC OF AMERICA SECURITIES]

ABFC 2005-WF1

H   What are top 10 cities and average strats for each

    TOP 10 CITIES OF OVERALL                                                                   REMAING TERM
    POOL                          LOANS                BALANCE ($)      BALANCE     RATE (%)      (MONTHS)       LTV      SCORE
    ------------------------   ------------        ----------------   ---------    ---------   ------------   ---------   -----
    CHICAGO                             148           27,120,943.89        2.29        6.657            350       77.94     610
    WASHINGTON                           96           18,714,358.38        1.58        6.468            358       70.83     606
    MILWAUKEE                           109            9,652,282.66        0.82        7.531            347       83.35     605
    LAS VEGAS                            38            8,627,051.11        0.73        6.598            357       73.04     597
    UPPER MARLBO                         32            7,882,044.28        0.67        6.610            355       79.35     593
    MIAMI                                41            7,368,802.65        0.62        6.714            353       82.73     597
    WOODBRIDGE                           32            7,088,906.74        0.60        6.267            350       79.20     619
    PHILADELPHIA                         85            6,797,146.50        0.57        7.078            341       77.68     596
    SAN DIEGO                            21            6,590,069.22        0.56        5.583            350       66.48     672
    SACRAMENTO                           31            6,305,228.41        0.53        6.000            352       72.41     603
    Other                              6836        1,078,151,874.69       91.04        6.684            347       78.94     614
    TOTAL:                             7469        1,184,298,708.53      100.00        6.676            347       78.70     613

I   What % of pool are LTV above 90% and stated doc, IO, FICO below 600 or NOO?

                                                                        % OF                    % REDUCED       % IO
    LTV > 90                      LOANS               BALANCE ($)      BALANCE      RATE (%)      DOCTYPE       LOANS
    ------------------------   ------------        ----------------   ---------    ---------   ------------   ---------
    LTV > 90                           1014          150,623,826.00       12.72%       7.093           0.05%       0.00


                                % NON-OWNER          % FICO LESS
    LTV > 90                     OCCUPIED              THAN 600
    ------------------------   ------------        ----------------
    LTV > 90                           0.00                    8.77

J   What is max LTv fo stated income and minimum FICO for stated income?
    Max LTV for Stated Documentation:                                     81.41
    Min Fico for Stated Documentation:                                      646

K   What is min FICO for loans above 90% LTV
    Min Fico for ltv greater than 90:                                       564

L  Seasoning hisotry - any over 3m?          1782 loans, 23.20% of total balance

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